As filed with the Securities and Exchange Commission on January 3, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03802

NEUBERGER BERMAN INCOME FUNDS
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Core Plus Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Municipal Impact Fund

Municipal Intermediate Bond Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Unconstrained Bond Fund

Annual Report

October 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Core Plus Fund	5
Emerging Markets Debt Fund	9
Floating Rate Income Fund	13
High Income Bond Fund	16
Municipal High Income Fund	19
Municipal Impact Fund	22
Municipal Intermediate Bond Fund	25
Short Duration Bond Fund	28
Short Duration High Income Fund	31
Strategic Income Fund	34
Unconstrained Bond Fund	37
FUND EXPENSE INFORMATION	47

SCHEDULE OF INVESTMENTS

Core Bond Fund	50
Core Plus Fund	60
Emerging Markets Debt Fund	69
Positions by Industry	86
Floating Rate Income Fund	101
High Income Bond Fund	118
Municipal High Income Fund	135
Municipal Impact Fund	143
Municipal Intermediate Bond Fund	147
Short Duration Bond Fund	155
Short Duration High Income Fund	160

Strategic Income Fund	173
Unconstrained Bond Fund	228
FINANCIAL STATEMENTS	252

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	302
Core Plus Fund	302
Emerging Markets Debt Fund	304
Floating Rate Income Fund	306
High Income Bond Fund	306
Municipal High Income Fund	308
Municipal Impact Fund	310
Municipal Intermediate Bond Fund	310
Short Duration Bond Fund	312
Short Duration High Income Fund	314
Strategic Income Fund	316
Unconstrained Bond Fund	318
Reports of Independent Registered Public Accounting Firms	322
Directory	325
Trustees and Officers	326
Proxy Voting Policies and Procedures	336
Quarterly Portfolio Schedule	336
Board Consideration of the Management Agreements	336
Notice to Shareholders	343
Report of Votes of Shareholders	344

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for the Neuberger Berman Income Funds.

The lengthy economic expansion in the U.S. continued during the reporting period. The economy was supported by the stimulus associated with tax reform, a strong labor market and generally solid consumer spending. These positive factors more than offset the contractionary impact from monetary policy tightening and trade war actions. As expected, the U.S. Federal Reserve Board (Fed) raised interest rates four times during the period and continued to reduce its balance sheet. Elsewhere, growth outside the U.S. appeared to decelerate in a number of countries. Against this backdrop, central banks in developed countries outside the U.S. largely maintained their accommodative monetary policies. However, the Bank of England raised rates twice over the period and the European Central Bank announced that it would end its bond buying program by the end of the year.

The U.S. government bond market generated weak results during the reporting period. Both short- and long-term Treasury yields moved higher as the economy continued to grow and inflation ticked higher. In addition, the Fed indicated that it would remain on its path to tightening monetary policy in 2019 (although some Fed governors have more recently suggested otherwise).

All told, the Bloomberg Barclays U.S. Aggregate Bond Index returned -2.05% during the 12 months ended October 31, 2018. Most other fixed income subsectors also produced negative absolute returns during the period, including investment grade credit, emerging markets debt and certain securitized sectors. One notable exception was the high yield corporate credit market, as it posted a modest gain over the 12 month period.

Looking ahead, we believe the U.S. economy has enough momentum to continue expanding, although growth could moderate as 2019 progresses. One of the biggest current concerns among fixed income investors is the growing credit risk in the U.S. corporate market. A decade of historically low interest rates and steady demand from yield-hungry investors encouraged companies to increase leverage. This added leverage has been accompanied by a steady deterioration in the overall credit quality of the market. In our view, the cash flows of some companies and industries will prove more resilient to slowing economic activity than others, and security and industry selection will be critical when the credit cycle turns.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Core Bond Fund Commentary (Unaudited)

Neuberger Berman Core Bond Fund Institutional Class generated a -2.52% total return for the 12 months ended October 31, 2018 and underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which provided a -2.05% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market generated weak results during the 12 months ended October 31, 2018. Both short- and long-term U.S. Treasury yields moved higher over the reporting period. As telegraphed, the U.S. Federal Reserve Board (Fed) raised interest rates on four occasions over the reporting period and it announced it anticipates making one more rate hike before the end of the calendar year. The Fed also continued to shrink its balance sheet and repeated its commitment to further tighten monetary policy in 2019 (although more recently some Fed governors have suggested otherwise). Overseas, the European Central Bank left monetary policy rates unchanged. However, it expects to end its bond buying program by the end of the year, but not raise interest rates "at least through the summer of 2019." Elsewhere, the Bank of England raised rates twice during the reporting period. Higher government bond yields and the removal of monetary policy accommodation triggered several periods of global market volatility and also negatively impacted corporate credit and emerging market debt. Trade tensions were also a prominent theme.

The Fund's global sovereign positioning was a main detractor over the reporting period. This was especially pronounced in the second half of the period when sentiment toward peripheral Europe and emerging markets meaningfully deteriorated. The Fund's shorter duration (underweight) helped to partially offset underperformance, as U.S. yields moved higher over the reporting period. Allocations to Treasury Inflation-Protected Securities (TIPS) and securitized sectors—namely, commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS)—were also notably additive to returns over the reporting period. TIPS benefited from rising inflation expectations following U.S. tax reform. The Fund's overweight to CMBS was beneficial as the sector outpaced Treasuries over the period, while the non-agency MBS sector profited from strong housing fundamentals and supportive supply/demand dynamics over the period.

The Fund's use of futures contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the period. We increased the Fund's allocation to asset-backed securities (ABS)—namely, credit card ABS—given historically strong consumer fundamentals in our view. We reduced our exposure to peripheral European global sovereigns due to growing uncertainty stemming from Italian budgetary concerns, and reduced our bearish positions in core European sovereigns. We also reduced our corporate credit exposure given less compelling valuations.

As the current economic expansion in the U.S. extends into its tenth year, interest in pinpointing its end date continues to grow. Though the fiscal stimulus enacted earlier this year has increased the probability that the U.S. cycle will soldier on for at least a few more quarters, a variety of indicators suggest to us that the end likely is not too far beyond that. The unemployment rate has fallen to a cyclical low below 4%, and it's uncertain that enough slack remains in the labor force to support continued monthly job creation in the 175,000 – 200,000 range without creating wage and inflationary pressures. A variety of market indicators—such as the strength of the U.S. dollar, increased short-term dollar funding costs, levels of credit spreads and the shape of the yield curve—also are suggestive of late-cycle dynamics, in our view.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON*, NATHAN KUSH, THOMAS J. MARTHALER AND BRAD C. TANK
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Andrew A. Johnson will retire on or about December 31, 2018. Thanos Bardas, David M. Brown, CFA, Thomas J. Marthaler, CFA, and Brad C. Tank will continue to manage Neuberger Berman Core Bond Fund. Nathan Kush became Co-Portfolio Manager of the Fund effective December 7, 2017.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	11.0%
Corporate Bonds	22.7
Foreign Government Securities	2.0
Mortgage-Backed Securities	35.6
U.S. Government Agency Securities	0.8
U.S. Treasury Obligations	33.0
Short-Term Investments	0.5
Liabilities Less Other Assets	(5.6)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	-2.83%	1.35%	4.68%	4.45%
Institutional Class[3]	10/01/1995	-2.52%	1.76%	5.11%	4.85%
Class A4	12/20/2007	-2.83%	1.35%	4.67%	4.65%
Class C4	12/20/2007	-3.55%	0.59%	3.90%	4.28%
With Sales Charge
Class A4		-6.98%	0.47%	4.22%	4.45%
Class C4		-4.50%	0.59%	3.90%	4.28%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		-2.05%	1.83%	3.94%	4.96%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 2.74%, 3.14%, 2.74% and 2.00% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.57%, 3.04%, 2.67% and 1.92% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.13%, 0.55%, 0.93% and 1.68% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 0.46%, 0.86% and 1.61% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Core Plus Fund Commentary (Unaudited)

Neuberger Berman Core Plus Fund Institutional Class generated a -3.15% total return for the 12 months ended October 31, 2018 and underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which provided a -2.05% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market generated weak results during the 12 months ended October 31, 2018. Both short- and long-term U.S. Treasury yields moved higher over the reporting period. As telegraphed, the U.S. Federal Reserve Board (Fed) raised interest rates on four occasions over the reporting period and it announced it anticipates making one more rate hike before the end of the calendar year. The Fed also continued to shrink its balance sheet and repeated its commitment to further tighten monetary policy in 2019 (although more recently some Fed governors have suggested otherwise). Overseas, the European Central Bank left monetary policy rates unchanged. However, it expects to end its bond buying program by the end of the year, but not raise interest rates "at least through the summer of 2019." Elsewhere, the Bank of England raised rates twice during the reporting period. Higher government bond yields and the removal of monetary policy accommodation triggered several periods of global market volatility and also negatively impacted corporate credit and emerging markets debt. Trade tensions were also a prominent theme.

The Fund's longer duration (overweight) versus the Index at the onset of the reporting period detracted from performance as yields moved higher. Additionally, the Fund was positioned for a steeper yield curve. However, the curve flattened, which hurt performance. This impact was partially offset in the latter portion of the period after adjusting the duration positioning of the Fund from a relative overweight to an underweight. Also partially offsetting underperformance was the Fund's allocation to Treasury Inflation-Protected Securities (TIPS) and securitized sectors—namely, commercial mortgage-backed securities (CMBS) and credit risk transfer securities (CRT). TIPS benefited from rising inflation expectations following U.S. tax reform. The Fund's overweight to CMBS was beneficial as the sector outpaced Treasuries over the period, while the CRT sector profited from strong mortgage credit fundamentals and sustained demand over the period. Within corporate credit sectors, U.S. investment grade and high yield were additive to performance versus the Index, but these positives were offset by European investment grade and high yield exposures which hurt performance.

The Fund's aggregate use of futures and swap contracts contributed to performance during the reporting period.

There were several adjustments made to the portfolio over the reporting period. We reduced the duration of the Fund—moving from an overweight to an underweight versus the Index—and decreased its allocation to nominal Treasuries. We added an allocation to European investment grade credit, enhancing the Fund's diversification and seeking relative value compared to U.S. investment grade credit. We added to the Fund's hard currency emerging markets debt allocation due to historically sound fundamentals and relative valuations, in our view, despite price volatility. We reduced our exposure to peripheral European global sovereigns given growing uncertainty stemming from Italian budgetary concerns and curtailed our underweight in core European sovereigns. We added to existing securitized sector exposures; namely, CMBS, CRTs and asset-backed securities given attractive valuations and fundamentals relative to corporate credit in our view.

As the current economic expansion in the U.S. extends into its tenth year, interest in pinpointing its end date continues to grow. Though the fiscal stimulus enacted earlier this year has increased the probability that the U.S. cycle will soldier on for at least a few more quarters, a variety of indicators suggest to us that the end likely is not too far beyond that. The unemployment rate has fallen to a cyclical low below 4%, and it's uncertain that enough slack remains in the labor force to support continued monthly job creation in the 175,000 – 200,000 range without creating wage and inflationary pressures.

A variety of market indicators—such as the strength of the U.S. dollar, increased short-term dollar funding costs, levels of credit spreads and the shape of the yield curve—also are suggestive of late-cycle dynamics, in our view.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN, ANDREW A. JOHNSON*, NATHAN KUSH,
THOMAS J. MARTHALER AND BRAD C. TANK
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Andrew A. Johnson will retire on or about December 31, 2018. Thanos Bardas, Ashok Bhatia, David M. Brown, Nathan Kush, Thomas J. Marthaler and Brad C. Tank will continue to manage Neuberger Berman Core Plus Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Plus Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NCPIX
Class A	NCPAX
Class C	NCPCX
Class R6	NCPRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	9.5%
Corporate Bonds	33.5
Foreign Government Securities	13.6
Mortgage-Backed Securities	44.3
U.S. Treasury Obligations	11.0
Short-Term Investments	0.6
Liabilities Less Other Assets	(12.5)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	Life of Fund
At NAV
Institutional Class	07/18/2017	-3.15%	-1.98%
Class A	07/18/2017	-3.51%	-2.34%
Class C	07/18/2017	-4.23%	-3.06%
Class R6	07/18/2017	-3.08%	-1.91%
With Sales Charge
Class A		-7.59%	-5.54%
Class C		-5.16%	-3.06%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		-2.05%	-1.04%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 3.53%, 3.16%, 2.40% and 3.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.39%, 2.05%, 1.64% and 2.47% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, as amended, the total annual operating expense ratios for the fiscal period ended 2017 were 3.42%, 3.89%, 4.59% and 3.33% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the fiscal period ended 2017 were 0.45%, 0.83%, 1.57% and 0.36% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal period ended 2017 have been restated to reflect actual expenses excluding organization expenses incurred during that period. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Plus Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Debt Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a -6.15% total return for the twelve months ended October 31, 2018 and underperformed its benchmark, a blend consisting of 50% J.P. Morgan Government Bond Index—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index—Diversified (the Index), which delivered a -4.83% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

In the trailing twelve months, emerging markets (EM) debt witnessed mixed returns over the period. The hard currency sovereign debt index delivered a -4.39% return, the corporate debt index delivered -2.09% and the local currency index returned -6.58%.

Investor sentiment towards EM remained upbeat as 2017 came to a close with the improving macroeconomic backdrop in the emerging world encouraging steady inflows into the asset class throughout the year, and helped by a weaker U.S. dollar. A supportive commodity price environment was positive for EM early in the year as well. However, sentiment towards EM deteriorated beginning in February 2018 given the continued rhetoric between the U.S. and China on tariffs, increased sanctions from the U.S. against Russian companies and oligarchs, and rising geopolitical tensions in the Middle East related to Syria and to the United States withdrawing from the Iran nuclear deal. Pressure on Argentina and Turkey built throughout the year as the market became concerned about their monetary policies and slow progress to address inflation which came to a head for both countries over the summer. In addition, a continued surge in U.S. interest rates weighed on EM debt. U.S. Treasury 10-year yields breached 3% for the first time in more than four years as U.S. GDP growth beat expectations in first quarter and the U.S. Federal Reserve Board (Fed) minutes signaled higher confidence in reaching the inflation target. EM currencies suffered heavy declines from April through September especially in the more geopolitically vulnerable countries with the next biggest declines reserved for commodities that appeared to get caught up in the selloff, especially in metals, while oil prices continued to strengthen.

The drivers of the Fund's underperformance primarily came from the bottom-up security selection from hard currency and local currency sleeves, while corporate sleeves contributed positive performance. The overweight allocation to local currency early in the period and subsequent move to overweight hard currency in April added to performance. Within hard currency we were also overweight sovereigns versus corporates.

In hard currency, country allocations detracted from performance including overweight exposures to Argentina and Venezuela. This was somewhat mitigated by security selection where positions in Venezuela, Indonesia and Kazakhstan were positive. In the corporate space, we added value primarily due to the overweight position and security selection in Brazil. This was somewhat offset by the overweight exposure to Argentina. By sector, security selection in metals, mining and consumer goods were positive, while utilities were a drag on performance. In local currency, local rates positioning was positive. Key contributors were the underweight in the Czech Republic, and frontier positions in Egypt, Nigeria and Sri Lanka; however, Mexico was negative. The contribution from foreign currency (FX) was negative in the period, driven primarily by the Argentine peso, Turkish lira and Czech koruna. The positioning in the Russian ruble and Malaysian ringgit added value in the period.

Over the trailing twelve months there were a number of changes across the portfolio. Within hard currency sovereigns, we increased the exposure to Turkey as valuations became more attractive after the summer. We also have a higher exposure to the Middle Eastern countries of Oman and Qatar. We trimmed exposure to Ukraine as it struggles to meet International Monetary Fund targets in a timely fashion. We also reduced the exposure to Brazil as the political uncertainty around its recent election cycle left us with less clarity on how it will address pension reform in the near term.

In corporate positioning, we actively participated in the new issuance market throughout the period. Overall, we added exposure in Russian metals and mining and telecom services, as well as in Korean financials. We reduced exposure in India, Peru and Chile. By sector, we increased exposure to financials and utilities while taking profits in metals, mining and consumer goods.

Regarding exposure to local currencies, we reduced the risk profile by trimming the overall exposure to currencies and trimming the duration overweight in rates. Regarding exposure to local interest rates, we reduced exposure to Mexico, though we continue to be overweight. We also moved to underweight positions in Russia and Hungary. We were active in FX markets throughout the period due to the volatility. We ended the period with overweight exposures in the Czech koruna and Egyptian pound in Central and Eastern Europe, Middle East, Africa (CEEMEA); the Colombian peso and Peruvian sol in Latin America; and the Sri Lankan rupee in Asia. Our largest underweights are in the Taiwan dollar, Hungarian forint, and Malaysian ringgit.

The Fund's aggregate use of futures, forward foreign currency and swap contracts contributed positively to performance during the reporting period.

Investor sentiment for the asset class continues to be fragile due to trade tensions and tighter global liquidity conditions pressuring countries that have a relatively high reliance on capital flows. However, we remain constructive on the medium term outlook for EM economies as they benefit from strong growth in developed markets and reforms across a wide set of countries.

We anticipate EM gross domestic product (GDP) growth to soften into 2019 as trade policy uncertainty and increased geopolitical risks are weighing on both export growth and business confidence in EM. As such, our current forecast is for GDP growth to moderate from 4.6% in 2018 to 4.5% in 2019. Despite a small slowdown in growth in 2018, emerging market current accounts and external debt fundamentals have remained relatively well behaved. This is due to floating FX regimes and in many cases restrictive fiscal and monetary policies helping cushion the external shocks. Despite larger budget shortfalls compared to previous years, overall public debt levels in EM have stabilized and remain moderate at under 50% of GDP. However, monetary policy tightening by the Fed needs to be closely monitored. While the Fed has increased interest rates several times in 2018, this has been very well telegraphed to the market. So in our view, the current challenge is to figure out whether the U.S. dollar will continue to appreciate given a likely moderation in U.S. growth in 2019. We are also cognizant of the ongoing risk posed by the U.S. tariffs against China and its other trade partners.

In the Fund, we maintain the overweight in hard currency sovereigns, which, in our view, have attractive valuations. We continued to also maintain an underweight in corporates based on their relative valuation versus sovereigns. Meanwhile we continued to be underweight in local currency, which is likely to be more vulnerable to a deceleration in EM growth and tighter global liquidity.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	09/27/2013	-6.15%	0.68%	1.13%
Class A	09/27/2013	-6.51%	0.29%	0.73%
Class C	09/27/2013	-7.21%	-0.47%	-0.02%
With Sales Charge
Class A		-10.48%	-0.58%	-0.11%
Class C		-8.10%	-0.47%	-0.02%
Index
Blended Benchmark*[1,14]		-4.83%	0.90%	1.32%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 5.99%, 5.61% and 4.84% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 5.78%, 5.39% and 4.57% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.04%, 1.44% and 2.14% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

Floating Rate Income Fund Commentary (Unaudited)

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 3.45% total return for the 12 months ended October 31, 2018 and underperformed its benchmark, the S&P/LSTA Leveraged Loan Index (the Index), which provided a 4.54% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market, as measured by the Index, posted positive results during the reporting period. The U.S. economy continued to grow at a relatively strong pace, corporate earnings were robust overall and cash flow metrics remained solid. As telegraphed, the U.S. Federal Reserve Board (Fed) raised rates four times during the reporting period and it announced that it anticipates making one more rate hike before the end of the calendar year. For the 12 months ended October 31, 2018, securities rated B in the Index returned 4.85%, whereas BB rated and CCC rated securities returned 3.68% and 8.82%, respectively.

The Fund tactically adjusted its position in non-floating rate securities during the reporting period. We have the flexibility to allocate up to 20% of the portfolio to these securities, usually fixed-rate senior bonds. Relative value between floating rate loans and fixed-rate bonds fluctuated during the reporting period given the increase in volatility. Against this backdrop, the Fund's non-floating rate allocation ended the reporting period at approximately 6.7%.

In terms of the Fund's quality biases, an underweight to CCC rated issues and security selection within B rated issues detracted from performance. Conversely, security selection of CCC rated issues contributed to results.

From a sector perspective, security selection within oil & gas, health care and electronics detracted the most from performance during the reporting period. In contrast, security selection within financial intermediaries, food & drug retailers and industrial equipment were the largest contributors to returns.

Looking ahead, we believe defaults among non-investment grade issuers should remain benign and below the historical average, running at less than 2% over the next 12 months. The credit quality of the senior floating rate loan market remains stable, in our view, as the operating performance of underlying issuers has been robust, and revenue and earnings growth have improved as leverage has plateaued. In addition, refinancing activity has significantly reduced the amount of loans maturing in the near term. We believe the market's performance may be susceptible to a variety of factors, however, including uncertainty around trade policy, the shifting regulatory environment and potential changes to leveraged-lending guidelines and their enforcement. In addition, spreads within lower-quality loans have been trading tighter than their long-term median and technology-driven disruption remains a key risk to certain industries. The senior loan market has been continuing to grow as issuers have been drawn to strong investor demand and more efficient access to the market. We continue to believe that constructive fundamentals and positive economic growth in the U.S. could be offset by an increase in market volatility. As such, we maintain our overall bias toward higher quality positioning, while allocating to select securities rated B and CCC where we see attractive relative value.

Sincerely,

THOMAS P. O'REILLY*, JOSEPH P. LYNCH, STEPHEN J. CASEY AND DANIEL DOYLE
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Thomas P. O'Reilly will retire on or about December 31, 2019. Joseph P. Lynch, Stephen J. Casey and Daniel Doyle will continue to manage Neuberger Berman Floating Rate Income Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by Standard & Poor's.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
One to less than Five Years	29.8%
Five to less than Ten Years	67.5
Ten Years or Greater	2.7
Total	100.0%

*   Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	3.45%	3.11%	4.35%
Class A	12/29/2009	3.07%	2.73%	3.96%
Class C5	12/30/2009	2.30%	1.97%	3.21%
With Sales Charge
Class A		-1.30%	1.84%	3.46%
Class C5		1.31%	1.97%	3.21%
Index
S&P/LSTA Leveraged Loan Index[1,14]		4.54%	3.97%	5.15%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 4.53%, 4.16% and 3.40% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.33%, 3.95% and 3.20% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.84%, 1.23% and 1.97% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.72%, 1.09% and 1.84% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

High Income Bond Fund Commentary (Unaudited)

Neuberger Berman High Income Bond Fund Investor Class generated a 0.14% total return for the 12 months ended October 31, 2018 and underperformed its benchmark, the ICE BofAML U.S. High Yield Constrained Index (the Index), which provided a 0.86% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the Index, generated a modest gain during the reporting period. After edging higher over the first three months of the period, the high yield market weakened in February and March 2018, partially due to fears that the U.S. Federal Reserve Board (Fed) may take a more aggressive approach in terms of future interest rate hikes. The market then rallied over the next six months, as generally positive economic data and robust corporate profits overshadowed concerns over a global trade war. The market ended the reporting period on a weak note amid renewed worries over Fed monetary policy tightening, fears of moderating economic growth and ongoing trade war rhetoric.

From a sector perspective, security selection within support-services, telecommunications and media-diversified detracted the most from performance. In contrast, security selection within utilities and banking, along with an underweight to automotive & auto parts, contributed the most to results.

In terms of the Fund's quality biases, security selection within BB rated securities contributed to performance. Conversely, security selection within B rated securities and our underweight to CCC rated securities detracted from performance.

We made several adjustments to the portfolio during the reporting period. The Fund's allocations to securities rated B and CCC were reduced. We increased our allocation to BBB and BB rated bonds, increasing our overweight to slightly above 10% from 3.2% over the reporting period. From a sector perspective, the Fund increased its allocations to real estate & homebuilders, gaming and lodging & leisure, while reducing its health care and telecommunications exposures.

Looking ahead, we believe defaults among non-investment grade issuers should remain below the historical average, running at less than 2% over the next 12 months. In our view, the credit quality of the high yield market remains stable, as the operating performance of underlying issuers has been robust; revenue and earnings growth have improved as leverage has plateaued, and refinancing activity has significantly reduced the amount of bonds maturing in the near term. We believe the market's performance may be susceptible to a variety of factors, however, including uncertainty around trade policy, the shifting regulatory environment and potential changes to leveraged-lending guidelines and their enforcement. In addition, spreads within lower-quality securities continue to trade tighter than their long-term median, and technology-driven disruption remains a key risk to certain industries. Below-average new supply of high yield bonds continues to be a supportive market factor, although investor flows have been inconsistent. We continue to believe that constructive fundamentals and positive U.S. GDP growth will be offset by an increase in market volatility, resulting in range-bound high yield spreads.

Sincerely,

THOMAS P. O'REILLY*, RUSS COVODE, DANIEL DOYLE, PATRICK FLYNN AND JOE LIND
PORTFOLIO CO-MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Thomas P. O'Reilly will retire on or about December 31, 2019. Russ Covode, Daniel Doyle, Patrick Flynn and Joe Lind will continue to manage Neuberger Berman High Income Bond Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB and CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by ICE BofAML.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	2.7%
One to less than Five Years	40.6
Five to less than Ten Years	52.2
Ten Years or Greater	4.5
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	0.14%	3.22%	9.84%	7.29%
Institutional Class[8]	05/27/2009	0.31%	3.37%	10.01%	7.35%
Class A8	05/27/2009	-0.13%	2.95%	9.58%	7.19%
Class C8	05/27/2009	-0.93%	2.22%	8.84%	6.92%
Class R3[8]	05/27/2009	-0.49%	2.69%	9.33%	7.10%
Class R6[8]	03/15/2013	0.26%	3.45%	9.96%	7.33%
With Sales Charge
Class A8		-4.37%	2.05%	9.11%	7.02%
Class C8		-1.88%	2.22%	8.84%	6.92%
Index
ICE BofAML U.S. High Yield Constrained Index[1,14]		0.86%	4.69%	11.20%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 5.43%, 5.58%, 5.10%, 4.45%, 4.81% and 5.65% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively. Absent repayments, the 30-day SEC yield would have been 5.84% for Class A shares.

As stated in the Fund's most recent prospectus, as amended, the total annual operating expense ratios for fiscal year 2017 were 0.85%, 0.71%, 1.14%, 1.82%,1.37% and 0.59% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.13% for Class A shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal High Income Fund Commentary (Unaudited)

Neuberger Berman Municipal High Income Fund Institutional Class generated a 1.61% total return for the 12 months ended October 31, 2018 and outperformed its benchmark, a custom blend consisting of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (the Index), which provided a 1.30% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment grade municipal bond market posted a negative absolute return, but outperformed the taxable bond market on a relative basis during the reporting period. Both short- and long-term U.S. Treasury yields mover higher over the period. All told, the Bloomberg Barclays Municipal Bond Index returned -0.51% for the 12 months ended October 31, 2018, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -2.05%. As telegraphed, the U.S. Federal Reserve Board (Fed) raised interest rates on four occasions over the period. The Fed also continued to shrink its balance sheet and repeated its commitment to further tighten monetary policy in 2019 (although some Fed governors have recently suggested otherwise). Municipal securities were supported by overall positive fundamentals, as well as solid investor demand at times and moderating new supply.

The Fund's credit biases were beneficial for results during the reporting period. In particular, having an overweight to securities rated BBB and an underweight to securities rated AAA contributed to performance, as lower rated issues outperformed their higher rated counterparts. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed general obligation bonds. An overweight and security selection of tobacco securitization bonds contributed to performance.

On the downside, yield curve positioning detracted from results. However, this was more than offset by having an underweight to the 30 year portion of the curve, as the yield curve flattened over the period. Elsewhere, having no allocation to securities issued by Puerto Rico was a headwind for results as they rallied over the reporting period as a whole.

There were no significant changes to the portfolio during the reporting period.

As the current economic expansion in the U.S. extends into its tenth year, interest in pinpointing its end date continues to grow. We believe that the fiscal stimulus enacted earlier this year has increased the probability that the U.S. cycle will soldier on for at least a few more quarters. With regard to the municipal bond market, the levels of supply and demand continue to look promising for the fourth quarter of 2018, in our opinion. Municipal securities remain an attractive relative value proposition, in our view, when compared to equivalently rated taxable fixed income alternatives on an after tax basis for investors in the higher tax brackets. We believe significantly reduced primary market activity will continue and should help maintain a firm tone to the municipal product and we see no reason at this time for investor demand to wane. We continue to closely follow the primary and secondary markets in search of attractive buying opportunities for our investors.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	0.5%
Arizona	5.7
California	9.1
Colorado	3.5
Connecticut	1.2
Florida	5.5
Georgia	0.6
Hawaii	0.8
Illinois	9.9
Indiana	0.9
Iowa	1.0
Kansas	0.3
Kentucky	1.5
Louisiana	1.1
Maine	0.7
Michigan	4.0
Minnesota	0.8
Mississippi	0.6
Missouri	1.1
Nevada	0.6
New Jersey	8.6
New Mexico	0.5
New York	5.3
North Carolina	0.7
North Dakota	1.1
Ohio	3.3
Oklahoma	0.9
Oregon	0.5
Pennsylvania	4.8
Rhode Island	2.6
South Carolina	1.7
Tennessee	0.8
Texas	7.4
Utah	0.6
Vermont	1.8
Virgin Islands	0.2
Virginia	0.7
Washington	0.6
West Virginia	1.8
Wisconsin	5.0
Other Assets Less Liabilities	1.7 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	Life of Fund
At NAV
Institutional Class	06/22/2015	1.61%	3.80%
Class A	06/22/2015	1.24%	3.42%
Class C	06/22/2015	0.38%	2.65%
With Sales Charge
Class A		-3.04%	2.11%
Class C		-0.60%	2.65%
Index
Blended Benchmark*[1,14]		1.30%	3.21%

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 3.62%, 3.25% and 2.50% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 6.11%, 5.49% and 4.22% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.23%, 2.77% and 2.10% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.86%, 1.40% and 1.99% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.50%, 0.87% and 1.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

Municipal Impact Fund* Commentary (Unaudited)

Neuberger Berman Municipal Impact Fund (formerly Neuberger Berman New York Municipal Income Fund) Institutional Class generated a -1.61% total return for the 12 months ended October 31, 2018. Over the same period the Fund's new benchmark, the Bloomberg Barclays Municipal Bond Index (the Index), returned -0.51%. (Performance for all share classes is provided in the table immediately following this letter.)

The investment grade municipal bond market posted a negative absolute return, but outperformed the taxable bond market on a relative basis during the reporting period. Both short- and long-term U.S. Treasury yields mover higher over the period. All told, the Bloomberg Barclays Municipal Bond Index returned -0.51% for the 12 months ended October 31, 2018, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -2.05%. As telegraphed, the U.S. Federal Reserve Board (Fed) raised interest rates on four occasions over the period. The Fed also continued to shrink its balance sheet and repeated its commitment to further tighten monetary policy in 2019 (although some Fed governors have recently suggested otherwise). Municipal securities were supported by overall positive fundamentals, as well as solid investor demand at times and moderating new supply.

During the period from November 1, 2017 through June 15, 2018—prior to when the Fund changed its name and principal investment strategy—the portfolio's duration was in line with the Fund's prior benchmark, the Bloomberg Barclays 7-Year General Obligation Index. This detracted from overall performance as yields moved higher across the curve. Meanwhile, the Fund had a barbell approach (investing in shorter and longer maturities), whereas the prior benchmark was concentrated in the six- to eight-year portion of the curve. This positioning contributed to results as the yield curve flattened. The Fund's credit biases were additive for results during the reporting period. In particular, having overweights to securities rated BBB and A versus the prior benchmark benefited results as lower rated investment grade issues outperformed their higher rated counterparts. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed general obligation bonds.

For the period from June 16, 2018 through October 31, 2018—after the Fund changed its name and principal investment strategy—the Fund's duration and yield curve positioning were both additive to results. In contrast, some of the Fund's New York securities were a drag on performance. There was also a modest headwind caused by the trading necessary to transition the Fund to its new investment strategy.

A number of changes were made to the Fund during the reporting period. In particular, we reduced the Fund's allocation to securities issued within the state of New York and, late in the period, we modestly added to its exposure to non-investment grade securities. Elsewhere, we lengthened the Fund's duration, although it remained shorter than its new benchmark at the end of the reporting period.

As the current economic expansion in the U.S. extends into its tenth year, interest in pinpointing its end date continues to grow. We believe that the fiscal stimulus enacted earlier this year has increased the probability that the U.S. cycle will soldier on for at least a few more quarters. With regard to the municipal bond market, the effects of supply and demand continue to look promising for the fourth quarter of 2018, in our opinion. Municipal securities remain an attractive relative value proposition, in our view, when compared to equivalently rated taxable fixed income alternatives on an after tax basis for investors in the higher tax brackets. We believe significantly reduced primary market activity will continue and should help maintain a firm tone to the municipal product and we see no reason at this time for investor demand to wane. We continue to closely follow the primary and secondary markets in search of attractive buying opportunities for our investors.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER, JAMES LYMAN AND JEFFREY HUNN
PORTFOLIO MANAGERS

*  Effective June 16, 2018, New York Municipal Income Fund changed its name to Municipal Impact Fund in connection with the changes to the Fund's principal investment strategies and risks. Please see note A-19 in the Notes to Financial Statements for additional information.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Impact Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMIIX
Class A	NIMAX
Class C	NIMCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	1.2%
Arkansas	1.9
California	0.2
District of Columbia	1.9
Florida	2.2
Indiana	1.8
Kansas	1.1
Louisiana	2.7
Massachusetts	4.4
Michigan	7.0
Minnesota	0.4
Mississippi	2.5
Missouri	5.1
New York	55.1
North Carolina	1.3
North Dakota	0.5
Ohio	3.6
Pennsylvania	3.7
South Carolina	1.0
Texas	3.9
West Virginia	1.9
Liabilities Less Other Assets	(3.4)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10,21

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	-1.61%	2.12%	1.57%
Class A22	06/19/2018	-1.74%	2.09%	1.55%
Class C22	06/19/2018	-2.02%	2.03%	1.50%
With Sales Charge
Class A22		-5.92%	1.21%	0.77%
Class C22		-2.98%	2.03%	1.50%
Index
Bloomberg Barclays Municipal Bond Index[1,14,20]		-0.51%	3.25%	2.46%
Bloomberg Barclays 7-Year G.O. Index[1,14]		-1.06%	2.20%	1.86%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 2.89%, 2.52% and 1.76% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 4.88%, 4.26% and 2.97% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.79%, 1.56% and 0.81% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2018 are 0.87%, 1.15% and 1.90% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios for the current fiscal year are 0.43%, 0.80% and 1.55% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The estimated expense ratios for the fiscal year ended 2018 do not include the portion of extraordinary proxy-related expenses borne by the Institutional Class. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Municipal Impact Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal Intermediate Bond Fund Commentary (Unaudited)

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a -1.10% total return for the 12 months ended October 31, 2018 and underperformed its benchmark, the Bloomberg Barclays 7-Year General Obligation Index (the Index), which provided a -1.06% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment grade municipal bond market posted a negative absolute return, but outperformed the taxable bond market on a relative basis during the reporting period. All told, the Bloomberg Barclays Municipal Bond Index returned -0.51% for the 12 months ended October 31, 2018, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -2.05%. Both short- and long-term U.S. Treasury yields moved higher over the period. As telegraphed, the U.S. Federal Reserve Board (Fed) raised interest rates on four occasions over the period. The Fed also continued to shrink its balance sheet and repeated its commitment to further tighten monetary policy in 2019 (although some Fed governors have recently suggested otherwise). Municipal securities were supported by overall positive fundamentals, as well as solid investor demand at times and moderating new supply.

The Fund's duration, which was modestly longer than that of the Index, detracted from performance as yields moved higher across the municipal curve. The Fund maintained a barbell approach (investing in shorter and longer maturities) throughout the reporting period. In contrast, the Index is concentrated in the six- to eight-year portion of the curve. This positioning contributed to results as the yield curve flattened and the five- to seven-year portion of the municipal curve underperformed the Index over the 12-month period as a whole.

The Fund's credit biases were additive for results during the reporting period. In particular, having overweights to securities rated BBB and A benefited results as lower rated investment grade issues outperformed their higher rated AAA counterparts. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed general obligation bonds. On the downside, the Fund's allocation to Illinois general obligation bonds was a headwind for returns.

There were no significant changes to the portfolio during the reporting period.

As the current economic expansion in the U.S. extends into its tenth year, interest in pinpointing its end date continues to grow. We believe that the fiscal stimulus enacted earlier this year has increased the probability that the U.S. cycle will soldier on for at least a few more quarters. With regard to the municipal bond market, the levels of supply and demand continue to look promising for the fourth quarter of 2018, in our opinion. Municipal securities remain an attractive relative value proposition, in our view, when compared to equivalently rated taxable fixed income alternatives on an after tax basis for investors in the higher tax brackets. We believe significantly reduced primary market activity will continue and should help maintain a firm tone to the municipal product and we see no reason at this time for investor demand to wane. We continue to closely follow the primary and secondary markets in search of attractive buying opportunities for our investors.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year General Obligation (G.O.) Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	0.3%
Alaska	1.3
Arizona	0.7
California	8.7
Colorado	0.6
Connecticut	2.3
District of Columbia	0.4
Florida	8.2
Georgia	1.9
Illinois	6.0
Indiana	1.5
Iowa	0.3
Kentucky	1.6
Louisiana	0.2
Maryland	7.0
Massachusetts	0.9
Michigan	0.8
Minnesota	1.9
Mississippi	5.3
Missouri	1.8
Nevada	0.3
New Jersey	4.2
New York	8.2
North Carolina	0.3
Ohio	3.6
Oklahoma	2.4
Oregon	0.7
Pennsylvania	7.6
Rhode Island	2.8
South Carolina	1.3
Tennessee	0.3
Texas	7.9
Utah	0.7
Vermont	0.3
Virginia	1.0
Washington	2.8
West Virginia	0.8
Wisconsin	2.2
Other Assets Less Liabilities	0.9 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	-1.10%	2.19%	3.62%	4.55%
Institutional Class[11]	06/21/2010	-0.95%	2.34%	3.74%	4.59%
Class A11	06/21/2010	-1.32%	1.94%	3.41%	4.48%
Class C11	06/21/2010	-2.14%	1.18%	2.77%	4.27%
With Sales Charge
Class A11		-5.49%	1.07%	2.96%	4.34%
Class C11		-3.11%	1.18%	2.77%	4.27%
Index
Bloomberg Barclays 7-Year G.O. Index[1,14]		-1.06%	2.20%	4.03%	5.34%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 2.25%, 2.40%, 2.03% and 1.28% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 3.80%, 4.05%, 3.43% and 2.16% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.10%, 2.27%, 1.91% and 1.16% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.76%, 0.56%, 0.94% and 1.69% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.58%, 0.43%, 0.80% and 1.55% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)

Neuberger Berman Short Duration Bond Fund Investor Class generated a 0.22% total return for the 12 months ended October 31, 2018 and underperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (the Index), which provided a 0.34% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market generated weak results during the 12 months ended October 31, 2018. Both short- and long-term U.S. Treasury yields moved higher over the reporting period. As telegraphed, the U.S. Federal Reserve Board (Fed) raised interest rates on four occasions over the reporting period and it announced it anticipates making one more rate hike before the end of the calendar year (although more recently some Fed governors have suggested otherwise). The Fed also continued to shrink its balance sheet and repeated its commitment to further tighten monetary policy in 2019. Higher government bond yields and the removal of monetary policy accommodation triggered several periods of global market volatility and also negatively impacted corporate credit.

The primary detractor from the Fund's relative performance during the period was its allocation to securitized products as their spreads widened. In particular, the Fund's exposures to commercial mortgage-backed securities, asset-backed securities and residential mortgage-backed securities were modest headwinds for returns. On the upside, having a defensive duration posture was beneficial for results as the front end of the yield curve was most sensitive to the Fed's rate hikes over the past 12 months. The Fund used futures contracts to assist in managing duration during the period. Elsewhere, the Fund's allocation to investment-grade corporate bonds was rewarded.

Futures contracts were used to manage the Fund's overall duration positioning. They detracted from performance during the reporting period.

We maintained the Fund's overall positioning over the period, with an overweight to non-Treasury securities and underweights to Treasuries, agency debt and non-corporate securities. However, during the period we pared the Fund's exposure to investment-grade corporate bonds, namely those securities that we felt had become fully valued. We also reduced the Fund's exposure to securitized products, while increasing its allocation to U.S. Treasuries. Elsewhere, we tactically adjusted the Fund's duration. Toward the end of the period we moved from a short duration to a neutral position versus the Index. This adjustment was made as short-term rates had moved sharply higher and we found them to be more attractively valued.

As the current economic expansion in the U.S. extends into its tenth year, interest in pinpointing its end date continues to grow. Though the fiscal stimulus enacted earlier this year has increased the probability that the U.S. cycle will soldier on for at least a few more quarters, a variety of indicators suggest the end likely is not too far beyond that. The unemployment rate has fallen to a cyclical low below 4%, and it's uncertain that enough slack remains in the labor force to support continued monthly job creation in the 175,000 – 200,000 range without creating wage and inflationary pressures. A variety of market indicators—such as the strength of the U.S. dollar, increased short-term dollar funding costs, levels of credit spreads and the shape of the yield curve—also are suggestive of late-cycle dynamics, in our view.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND MATTHEW MCGINNIS
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	11.2%
Corporate Bonds	52.2
Mortgage-Backed Securities	24.6
U.S. Treasury Obligations	7.0
Short-Term Investments	4.6
Other Assets Less Liabilities	0.4 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	0.22%	0.52%	1.89%	3.99%
Trust Class[12]	08/30/1993	0.04%	0.43%	1.79%	3.91%
Institutional Class[12]	06/21/2010	0.29%	0.72%	2.05%	4.04%
Class A12	06/21/2010	0.11%	0.36%	1.74%	3.94%
Class C12	06/21/2010	-0.78%	-0.44%	1.09%	3.73%
With Sales Charge
Class A12		-2.39%	-0.14%	1.49%	3.86%
Class C12		-1.76%	-0.44%	1.09%	3.73%
Index
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[1,14]		0.34%	0.82%	1.66%	4.73%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 2.18%, 2.08%, 2.38%, 2.01% and 1.27% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.74%, 1.57%, 1.95%, 1.59% and 0.82% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.05%, 1.19%, 0.80%, 1.20% and 1.95% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.60%, 0.70%, 0.40%, 0.77% and 1.52% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration High Income Fund Commentary (Unaudited)

Neuberger Berman Short Duration High Income Fund Institutional Class generated a 0.98% total return for the 12 months ended October 31, 2018 and underperformed its benchmark, the ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index (the Index), which provided a 2.50% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the Index, generated a modest gain during the reporting period. After edging higher over the first three months of the period, the high yield market weakened in February and March 2018, partially due to fears that the U.S. Federal Reserve Board (Fed) may take a more aggressive approach in terms of future interest rate hikes. The market then rallied over the next six months, as generally positive economic data and robust corporate profits overshadowed concerns over a global trade war. The market ended the reporting period on a weak note amid renewed worries over Fed monetary policy tightening, fears of moderating economic growth and ongoing trade war rhetoric.

For the Fund, the sectors that contributed the least to absolute performance were chemicals, metals & mining and media-diversified. The sectors that were the most beneficial to absolute performance during the reporting period were health care, energy and utilities. From a quality perspective, approximately 98% of the portfolio was held in securities rated B and higher, and in cash. This positioning was accretive to the Fund's absolute performance.

During the reporting period, the Fund increased its allocations to consumer products and services and media—broadcast and diversified, while reducing its allocation to telecommunications and health care.

Looking ahead, we believe defaults among non-investment grade issuers should remain below the historical average, running at less than 2% over the next 12 months. In our view, the credit quality of the high yield market remains stable, as the operating performance of underlying issuers has been robust; revenue and earnings growth have improved as leverage has plateaued, and refinancing activity has significantly reduced the amount of bonds maturing in the near term. We believe the market's performance may be susceptible to a variety of factors, however, including uncertainty around trade policy, the shifting regulatory environment and potential changes to leveraged-lending guidelines and their enforcement. In addition, spreads within lower-quality securities have been trading tighter than their long-term median, and technology-driven disruption remains a key risk to certain industries. Below-average new supply of high yield bonds has been a supportive market factor, although investor flows have been inconsistent. We continue to believe that constructive fundamentals and positive U.S. GDP growth will be offset by an increase in market volatility, resulting in range-bound high yield spreads.

Sincerely,

THOMAS P. O'REILLY*, RUSS COVODE, DANIEL DOYLE, PATRICK FLYNN AND JOE LIND
PORTFOLIO CO-MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Thomas P. O'Reilly will retire on or about December 31, 2019. Russ Covode, Daniel Doyle, Patrick Flynn and Joe Lind will continue to manage Neuberger Berman Short Duration High Income Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Loan Assignments	3.7%
Corporate Bonds	92.7
Short-Term Investments	3.0
Other Assets Less Liabilities	0.6 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/28/2012	0.98%	2.67%	3.31%
Class A	09/28/2012	0.51%	2.27%	2.93%
Class C	09/28/2012	-0.24%	1.49%	2.15%
With Sales Charge
Class A		-3.73%	1.39%	2.21%
Class C		-1.21%	1.49%	2.15%
Index
ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index[1,14]		2.50%	3.82%	4.58%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 4.46%, 4.08% and 3.33% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.15%, 3.79% and 3.04% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.95%, 1.36% and 2.09% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.13% and 1.88% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)

Neuberger Berman Strategic Income Fund Institutional Class generated a -0.89% total return for the 12 months ended October 31, 2018, but outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which provided a -2.05% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market generated weak results during the 12 months ended October 31, 2018. Both short- and long-term U.S. Treasury yields moved higher over the reporting period. As telegraphed, the U.S. Federal Reserve Board (Fed) raised interest rates on four occasions over the reporting period and it announced it anticipates making one more rate hike before the end of the calendar year. The Fed also continued to shrink its balance sheet and repeated its commitment to further tighten monetary policy in 2019 (although more recently some Fed governors have suggested otherwise). Overseas, the European Central Bank left monetary policy rates unchanged. However, it expects to end its bond buying program by the end of the year, but not raise interest rates "at least through the summer of 2019." Elsewhere, the Bank of England raised rates twice during the reporting period. Higher government bond yields and the removal of monetary policy accommodation triggered several periods of global market volatility and also negatively impacted corporate credit and emerging markets debt (EMD). Trade tensions were also a prominent theme.

The Fund's shorter duration (underweight) versus the Index was a key contributor to performance as U.S. yields moved higher over the reporting period. Allocations to non-agency mortgage-backed securities (MBS), U.S. high yield corporates and Treasury Inflation-Protected Securities (TIPS) were also notably additive to returns over the reporting period. The non-agency MBS sector benefited from strong housing fundamentals and supportive supply/demand dynamics over the period, while tightening non-investment grade credit spreads aided the Fund's high yield allocation. TIPS benefited from rising inflation expectations following U.S. tax reform. Conversely, the Fund's exposure to EMD detracted from performance as the sector faced headwinds stemming from global trade concerns and country-specific events. The Fund's allocation to agency MBS did not meaningfully impact the Fund's performance versus the Index.

The Fund's aggregate use of futures, forward foreign currency and swap contracts contributed positively to performance during the reporting period.

There were several adjustments made to the portfolio during the period. We reduced the duration of the Fund and meaningfully reduced its allocation to nominal Treasuries, reflecting an expectation for higher government bond yields. We also pared our allocation to non-agency MBS given valuations, while increasing exposures to credit risk transfer securities and asset-backed securities. We added to allocations in both hard and local currency EMD given historically sound fundamentals and relative valuations in our view. Given the flat U.S. yield curve and spread curve, we emphasized short duration strategies within our investment grade and non-investment grade credit allocations. We also initiated positions in both European investment grade and high yield corporate credit.

As the current economic expansion in the U.S. extends into its tenth year, interest in pinpointing its end date continues to grow. Though the fiscal stimulus enacted earlier this year has increased the probability that the U.S. cycle will soldier on for at least a few more quarters, a variety of indicators suggest the end likely is not too far beyond that. The unemployment rate has fallen to a cyclical low below 4%, and it's uncertain that enough slack remains in the labor force to support continued monthly job creation in the 175,000 – 200,000 range without creating wage and inflationary pressures. A variety of market indicators—such as the strength of the U.S. dollar, increased short-term dollar funding costs, levels of credit spreads and the shape of the yield curve—also are suggestive of late-cycle dynamics, in our view.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN, ANDREW A. JOHNSON*, THOMAS J. MARTHALER AND BRAD C. TANK
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Andrew A. Johnson will retire on or about December 31, 2018. Thanos Bardas, Ashok Bhatia, David M. Brown, Thomas J. Marthaler and Brad C. Tank will continue to manage Neuberger Berman Strategic Income Fund. Effective December 7, 2017, Ashok Bhatia became Co-Portfolio Manager of the Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	10.9%
Loan Assignments	4.9
Common Stocks	0.0
Corporate Bonds	47.4
Developed Markets Ex- U.S.	0.5
Foreign Government Securities	8.3
Mortgage-Backed Securities	33.4
Municipal Notes	1.8
U.S. Government Agency Securities	0.1
U.S. Treasury Obligations	15.3
Short-Term Investments	1.6
Liabilities Less Other Assets	(24.2)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	-1.24%	2.49%	6.46%	6.02%
Institutional Class	07/11/2003	-0.89%	2.85%	6.83%	6.30%
Class A13	12/20/2007	-1.29%	2.46%	6.41%	6.01%
Class C13	12/20/2007	-1.89%	1.72%	5.65%	5.47%
Class R6[13]	03/15/2013	-0.83%	2.92%	6.86%	6.32%
With Sales Charge
Class A13		-5.51%	1.56%	5.95%	5.71%
Class C13		-2.84%	1.72%	5.65%	5.47%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		-2.05%	1.83%	3.94%	3.66%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 3.83%, 4.18%, 3.77%, 3.07% and 4.25% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.77%, 4.13%, 3.00% and 4.20% for Trust Class, Institutional Class, Class C and Class R6 shares, respectively. Absent repayments, the 30-day SEC yield would have been 3.78% for Class A.

As stated in the Fund's most recent prospectus, as amended, the total annual operating expense ratios for fiscal year 2017 were 1.01%, 0.63%, 1.02%, 1.76% and 0.53% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.95%, 0.59%, 1.00%, 1.70% and 0.49% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Unconstrained Bond Fund Commentary (Unaudited)

Neuberger Berman Unconstrained Bond Fund Institutional Class generated a 1.24% total return for the 12 months ended October 31, 2018. In contrast, its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, provided a 1.68% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market generated weak results during the 12 months ended October 31, 2018. Both short- and long-term U.S. Treasury yields moved higher over the reporting period. As telegraphed, the U.S. Federal Reserve Board (Fed) raised interest rates on four occasions over the reporting period and it announced that it anticipates making one more rate hike before the end of the calendar year. The Fed also continued to shrink its balance sheet and repeated its commitment to further tighten monetary policy in 2019 (although more recently some Fed governors have suggested otherwise). Overseas, the European Central Bank left monetary policy rates unchanged. However, it expects to end its bond buying program by the end of the year, but not raise interest rates "at least through the summer of 2019." Elsewhere, the Bank of England raised rates twice during the reporting period. Higher government bond yields and the removal of monetary policy accommodation triggered several periods of global market volatility and also negatively impacted corporate credit and emerging markets debt. Trade tensions were also a prominent theme.

The Fund's exposure to emerging markets debt detracted from results as the sector faced headwinds stemming from global trade concerns and country-specific events. Exposure to peripheral European global sovereigns—particularly, Italy and Spain—in the first half of the period also detracted from returns. On the upside, negative duration positioning aided performance over the reporting period; specifically within the U.S. where yields moved higher. Allocations to credit risk transfer securities (CRT) and non-agency mortgage-backed securities (MBS) were also notably additive to returns over the reporting period. Both the CRT and non-agency MBS sectors benefited from strong housing fundamentals and supportive supply/demand dynamics. The Fund's foreign currency exchange forward positioning also aided performance over the reporting period. The Fund's exposure to both global investment grade and high yield corporate credit negatively impacted performance.

The Fund's aggregate use of futures, forward foreign currency and swap contracts contributed positively to performance during the reporting period.

There were several adjustments made to the portfolio during the reporting period. Despite price volatility, we added to the Fund's allocations in both hard and local currency emerging markets debt given historically sound fundamentals and relative valuations in our view. We added to our European high yield corporate credit allocation and exited our U.S. high yield corporate credit exposure. We reduced our allocation to non-agency MBS given valuations, while increasing exposure to CRT securities. We reduced our U.S. Treasury Inflation-Protected Security (TIPS) exposure, while adding to inflation-linked bonds in Japan. We kept a negative duration in the Fund over the reporting period, but shifted the bulk of short positioning into U.S. Treasuries rather than core European sovereigns.

As the current economic expansion in the U.S. extends into its tenth year, interest in pinpointing its end date continues to grow. Though the fiscal stimulus enacted earlier this year has increased the probability that the U.S. cycle will soldier on for at least a few more quarters, a variety of indicators suggest the end likely is not too far beyond that. The unemployment rate has fallen to a cyclical low below 4%, and it's uncertain that enough slack remains in the labor force to support continued monthly job creation in the 175,000 – 200,000 range without creating wage and inflationary pressures.

A variety of market indicators—such as the strength of the U.S. dollar, increased short-term dollar funding costs, levels of credit spreads and the shape of the yield curve—also are suggestive of late-cycle dynamics, in our view.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN, ANDREW A. JOHNSON*, NATHAN KUSH, JON JONSSON, UGO LANCIONI, THOMAS J. MARTHALER, AND BRAD TANK
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Andrew A. Johnson will retire on or about December 31, 2018. Thanos Bardas, David M. Brown, Jon Jonsson, Nathan Kush, Ugo Lancioni and Thomas J. Marthaler will continue to manage Neuberger Berman Unconstrained Bond Fund. Effective December 7, 2017, Mr. Brad C. Tank and Mr. Ashok Bhatia, became co-Portfolio Managers to the Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Unconstrained Bond Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUBIX
Class A	NUBAX
Class C	NUBCX
Class R6	NRUBX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	7.0%
Corporate Bonds	41.7
Exchange-Traded Funds	3.7
Foreign Government Securities	14.6
Mortgage-Backed Securities	9.6
U.S. Treasury Obligations	16.6
Short-Term Investments	2.8
Other Assets Less Liabilities	4.0 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	Life of Fund
At NAV
Institutional Class	02/13/2014	1.24%	0.97%
Class A	02/13/2014	0.65%	0.55%
Class C	02/13/2014	0.12%	-0.12%
Class R6	02/13/2014	1.31%	1.06%
With Sales Charge
Class A		-3.65%	-0.36%
Class C		-0.87%	-0.12%
Index
ICE BofAML 3-Month U.S. Treasury Bill Index[1,14]		1.68%	0.58%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 3.31%, 2.94%, 2.19% and 3.38% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursement and/or fee waiver, the 30-day SEC yield would have been 2.89%, 2.44%, 1.53%, and 2.95% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, as amended, the total annual operating expense ratios for fiscal year 2017 were 1.32%, 1.80%, 2.58% and 1.25% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.08%, 1.83% and 0.61% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Unconstrained Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 44 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 37% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

20  On June 16, 2018, the Fund changed its principal investment strategy. Effective that date it began comparing its performance to the Bloomberg Barclays Municipal Bond Index rather than the Bloomberg Barclays 7-Year G.O. Index to correspond with the Fund's revised principal investment strategy.

21  Prior to June 16, 2018, the Fund had a different goal and different principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and invest in only investment grade securities. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

22  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York Municipal Income Fund). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Bloomberg Barclays G.O. Index. The Bloomberg Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Bloomberg Barclays Municipal Bond Index:

The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index:	The blended index is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (both described above) and is rebalanced monthly.
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Bloomberg Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities.

ICE BofAML U.S. High Yield Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML 3-Month U.S. Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index:

The index tracks the performance of short-term U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified:

The blended index is composed of 50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified (all described above) and is rebalanced monthly.

S&P/LSTA Leveraged Loan Index:

A market value-weighted index that measures the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Eligible loans must be senior secured and US dollar denominated, with a minimum initial term of one year, a minimum initial spread of LIBOR + 125 basis points, and a $50 million initial funding. Defaulted loans remain in the index until removal upon exit from bankruptcy or restructuring. LSTA (Loan Syndications and Trading Association) / Thomson Reuters LPC Mark-to-Market Pricing is used to price each loan in the index.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Income Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During the Period(1) 5/1/18 - 10/31/18		Expense Ratio	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During the Period(2) 5/1/18 - 10/31/18	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$989.10	$4.26		0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Institutional Class	$1,000.00	$991.10	$2.26		0.45%	$1,000.00	$1,022.94	$2.29	0.45%
Class A	$1,000.00	$989.10	$4.26		0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class C	$1,000.00	$985.40	$8.01		1.60%	$1,000.00	$1,017.14	$8.13	1.60%
Core Plus Fund
Institutional Class	$1,000.00	$989.50	$2.26		0.45%	$1,000.00	$1,022.94	$2.29	0.45%
Class A	$1,000.00	$986.70	$4.11		0.82%	$1,000.00	$1,021.07	$4.18	0.82%
Class C	$1,000.00	$982.90	$7.85		1.57%	$1,000.00	$1,017.29	$7.98	1.57%
Class R6	$1,000.00	$989.90	$1.91		0.38%	$1,000.00	$1,023.29	$1.94	0.38%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$916.40	$3.82		0.79%	$1,000.00	$1,021.22	$4.02	0.79%
Class A	$1,000.00	$914.60	$5.60		1.16%	$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$911.10	$9.20		1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,015.50	$3.56		0.70%	$1,000.00	$1,021.68	$3.57	0.70%
Class A	$1,000.00	$1,013.60	$5.43		1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$1,009.80	$9.22		1.82%	$1,000.00	$1,016.03	$9.25	1.82%
High Income Bond Fund
Investor Class	$1,000.00	$1,011.10	$4.31		0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Institutional Class	$1,000.00	$1,011.90	$3.50		0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$1,009.70	$5.67		1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,006.20	$9.20		1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Class R3	$1,000.00	$1,007.10	$6.98		1.38%	$1,000.00	$1,018.25	$7.02	1.38%
Class R6	$1,000.00	$1,012.30	$3.14		0.62%	$1,000.00	$1,022.08	$3.16	0.62%
Municipal High Income Fund
Institutional Class	$1,000.00	$1,008.10	$2.58		0.51%	$1,000.00	$1,022.63	$2.60	0.51%
Class A	$1,000.00	$1,006.20	$4.45		0.88%	$1,000.00	$1,020.77	$4.48	0.88%
Class C	$1,000.00	$1,002.40	$8.23		1.63%	$1,000.00	$1,016.99	$8.29	1.63%
Municipal Impact Fund
Institutional Class	$1,000.00	$1,000.20	$3.73		0.74%	$1,000.00	$1,021.48	$3.77	0.74%
Class A	$1,000.00	$992.20	$2.65	(3)	0.72%	$1,000.00	$1,021.58	$3.67	0.72%
Class C	$1,000.00	$989.40	$5.44	(3)	1.48%	$1,000.00	$1,017.74	$7.53	1.48%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,000.70	$2.98		0.59%	$1,000.00	$1,022.23	$3.01	0.59%
Institutional Class	$1,000.00	$1,001.40	$2.22		0.44%	$1,000.00	$1,022.99	$2.24	0.44%
Class A	$1,000.00	$999.60	$4.08		0.81%	$1,000.00	$1,021.12	$4.13	0.81%
Class C	$1,000.00	$994.90	$7.84		1.56%	$1,000.00	$1,017.34	$7.93	1.56%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,007.80	$3.04		0.60%	$1,000.00	$1,022.18	$3.06	0.60%
Trust Class	$1,000.00	$1,007.20	$3.54		0.70%	$1,000.00	$1,021.68	$3.57	0.70%
Institutional Class	$1,000.00	$1,008.80	$2.03		0.40%	$1,000.00	$1,023.19	$2.04	0.40%
Class A	$1,000.00	$1,006.80	$3.89		0.77%	$1,000.00	$1,021.32	$3.92	0.77%
Class C	$1,000.00	$1,001.70	$7.67		1.52%	$1,000.00	$1,017.54	$7.73	1.52%

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During the Period(1) 5/1/18 - 10/31/18	Expense Ratio	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During the Period(2) 5/1/18 - 10/31/18	Expense Ratio
Short Duration High Income Fund
Institutional Class	$1,000.00	$1,011.40	$3.80	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Class A	$1,000.00	$1,008.50	$5.67	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,004.70	$9.45	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Strategic Income Fund
Trust Class	$1,000.00	$993.80	$4.72	0.94%	$1,000.00	$1,020.47	$4.79	0.94%
Institutional Class	$1,000.00	$996.50	$2.97	0.59%	$1,000.00	$1,022.23	$3.01	0.59%
Class A	$1,000.00	$994.60	$4.98	0.99%	$1,000.00	$1,020.21	$5.04	0.99%
Class C	$1,000.00	$991.00	$8.48	1.69%	$1,000.00	$1,016.69	$8.59	1.69%
Class R6	$1,000.00	$996.90	$2.62	0.52%	$1,000.00	$1,022.58	$2.65	0.52%
Unconstrained Bond Fund
Institutional Class	$1,000.00	$994.30	$3.27	0.65%	$1,000.00	$1,021.93	$3.31	0.65%
Class A	$1,000.00	$993.40	$5.12	1.02%	$1,000.00	$1,020.06	$5.19	1.02%
Class C	$1,000.00	$989.70	$8.88	1.77%	$1,000.00	$1,016.28	$9.00	1.77%
Class R6	$1,000.00	$995.70	$2.92	0.58%	$1,000.00	$1,022.28	$2.96	0.58%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period shown of June 19, 2018 (Commencement of Operations) to October 31, 2018).

Schedule of Investments Core Bond Fund October 31, 2018

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 33.0%
$1,850	U.S. Treasury Bill, 2.03%, due 11/23/18	$1,847	(b)(c)
	U.S. Treasury Bonds
2,135	5.38%, due 2/15/31	2,608
390	3.88%, due 8/15/40	422
	U.S. Treasury Inflation-Indexed Bonds(d)
4,568	0.63%, due 4/15/23	4,479
5,046	0.25%, due 1/15/25	4,794
9,115	2.00%, due 1/15/26	9,678
7,645	2.38%, due 1/15/27	8,392
	U.S. Treasury Notes
6,300	1.00%, due 10/15/19	6,199
19,030	2.13%, due 12/31/21	18,564
45,520	2.38%, due 8/15/24	43,934
4,595	2.00%, due 11/15/26	4,234
12,030	2.25%, due 2/15/27 – 8/15/46	10,894
5,555	2.75%, due 2/15/28	5,380
2,320	6.25%, due 5/15/30	3,006
8,320	3.63%, due 2/15/44	8,654
	Total U.S. Treasury Obligations (Cost $135,385)	133,085
U.S. Government Agency Securities 0.8%
1,160	Federal Home Loan Bank, 5.50%, due 7/15/36	1,438
1,200	Federal National Mortgage Association, 1.60%, due 12/24/20	1,165
700	Tennessee Valley Authority, 5.25%, due 9/15/39	833
	Total U.S. Government Agency Securities (Cost $3,494)	3,436
Mortgage-Backed Securities 35.6%
Collateralized Mortgage Obligations 0.1%
12	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, (1 month USD LIBOR + 0.11%), 2.39%, due 4/25/33	12	(e)
250	Permanent Master Issuer PLC, Ser. 2018-1A, Class 1A1, (3 month USD LIBOR + 0.38%), 2.82%, due 7/15/58	249	(e)(f)
		261
Commercial Mortgage-Backed 6.8%
2,937	Bank, Ser. 2018-BN13, Class A1, 3.22%, due 8/15/61	2,925
682	CD Mortgage Trust, Ser. 2018-C7, Class A1, 3.28%, due 8/15/51	681
1,621	CGMS Commercial Mortgage Trust, Ser. 2017-B1, Class A1, 2.01%, due 8/15/50	1,581
	Citigroup Commercial Mortgage Trust
330	Ser. 2013-GC17, Class B, 5.10%, due 11/10/46	343	(g)
4,782	Ser. 2014-GC25, Class XA, 1.01%, due 10/10/47	233	(g)(h)
2,540	Ser. 2015-GC27, Class XA, 1.38%, due 2/10/48	167	(g)(h)
550	Ser. 2015-P1, Class A5, 3.72%, due 9/15/48	545
450	Ser. 2016-GC36, Class A5, 3.62%, due 2/10/49	442
725	Ser. 2017-C4, Class A4, 3.47%, due 10/12/50	695
6,578	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.08%, due 5/10/47	252	(g)(h)
	Commercial Mortgage Trust
6,786	Ser. 2014-CR16, Class XA, 1.14%, due 4/10/47	249	(g)(h)
4,270	Ser. 2014-LC15, Class XA, 1.27%, due 4/10/47	170	(g)(h)
3,857	Ser. 2014-UBS3, Class XA, 1.28%, due 6/10/47	166	(g)(h)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$4,687	Ser. 2014-UBS6, Class XA, 0.96%, due 12/10/47	$188	(g)(h)
335	Ser. 2015-LC21, Class A4, 3.71%, due 7/10/48	332
484	Ser. 2017-COR2, Class A1, 2.11%, due 9/10/50	471
	CSAIL Commercial Mortgage Trust
353	Ser. 2016-C7, Class A5, 3.50%, due 11/15/49	339
685	Ser. 2015-C1, Class B, 4.04%, due 4/15/50	680	(g)
519	Ser. 2017-CX9, Class A1, 2.02%, due 9/15/50	506
1,970	Freddie Mac Multifamily Aggregation Risk Transfer Trust, Ser. 2017-KT01, Class A, (1 month USD LIBOR + 0.32%), 2.61%, due 2/25/20	1,970	(e)
	Freddie Mac Multifamily Structured Pass Through Certificates
460	Ser. KI02, Class A, (1 month USD LIBOR + 0.20%), 2.46%, due 2/25/23	460	(e)
775	Ser. KI03, Class A, (1 month USD LIBOR + 0.25%), 2.51%, due 2/25/23	775	(e)
	GS Mortgage Securities Trust
770	Ser. 2012-GCJ9, Class B, 3.75%, due 11/10/45	757	(f)
10,287	Ser. 2014-GC18, Class XA, 1.05%, due 1/10/47	440	(g)(h)
335	Ser. 2015-GC32, Class A4, 3.76%, due 7/10/48	333
582	Ser. 2015-GC34, Class AAB, 3.28%, due 10/10/48	574
355	JPMBB Commercial Mortgage Securities Trust, Ser. 2016-C1, Class A5, 3.58%, due 3/15/49	347
	Morgan Stanley Bank of America Merrill Lynch Trust
4,540	Ser. 2014-C16, Class XA, 1.13%, due 6/15/47	174	(g)(h)
710	Ser. 2015-C24, Class A4, 3.73%, due 5/15/48	705
510	Ser. 2017-C34, Class A1, 2.11%, due 11/15/52	498
885	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class C, 5.15%, due 7/15/49	909	(f)(g)
	UBS Commercial Mortgage Trust
1,066	Ser. 2017-C2, Class A1, 2.01%, due 8/15/50	1,039
500	Ser. 2017-C2, Class A4, 3.49%, due 8/15/50	481
657	Ser. 2017-C4, Class A1, 2.13%, due 10/15/50	641
	Wells Fargo Commercial Mortgage Trust
725	Ser. 2012-LC5, Class B, 4.14%, due 10/15/45	731
500	Ser. 2015-C29, Class A4, 3.64%, due 6/15/48	493
640	Ser. 2016-C35, Class B, 3.44%, due 7/15/48	607
225	Ser. 2016-LC24, Class A4, 2.94%, due 10/15/49	210
950	Ser. 2016-NXS6, Class A4, 2.92%, due 11/15/49	885
680	Ser. 2017-C39, Class A1, 1.98%, due 9/15/50	661
580	Ser. 2017-C39, Class A5, 3.42%, due 9/15/50	554
638	Ser. 2018-C46, Class A1, 3.16%, due 8/15/51	633
500	Ser. 2015-C30, Class A4, 3.66%, due 9/15/58	493
445	Ser. 2016-LC25, Class A4, 3.64%, due 12/15/59	434
	WF-RBS Commercial Mortgage Trust
6,297	Ser. 2014-C25, Class XA, 0.90%, due 11/15/47	246	(g)(h)
14,805	Ser. 2014-C22, Class XA, 0.85%, due 9/15/57	545	(g)(h)
		27,560
Fannie Mae 14.3%
	Pass-Through Certificates
2,931	3.00%, due 5/1/46 – 11/1/46	2,775
14,644	3.50%, due 4/1/32 – 3/1/48	14,352
20,902	4.00%, due 1/1/41 – 8/1/48	20,956
5,370	4.50%, due 4/1/34 – 7/1/48	5,538
2,152	5.00%, due 4/1/23 – 10/1/41	2,262
865	5.50%, due 5/1/28 – 3/1/41	921
441	6.00%, due 4/1/37 – 11/1/38	474
1,540	3.50%, TBA, 30 Year Maturity	1,499	(i)
1,080	4.00%, TBA, 15 Year Maturity	1,097	(i)
4,760	4.00%, TBA, 30 Year Maturity	4,760	(i)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$2,150	4.50%, TBA, 30 Year Maturity	$2,201	(i)
895	5.00%, TBA, 30 Year Maturity	934	(i)
		57,769
Freddie Mac 11.2%
	Pass-Through Certificates
4,466	3.00%, due 2/1/32 – 2/1/47	4,265
13,232	3.50%, due 4/1/32 – 3/1/48	12,943	(j)
13,846	4.00%, due 11/1/40 – 2/1/48	13,885
3,095	4.50%, due 6/1/39 – 8/1/48	3,182
912	5.00%, due 5/1/23 – 5/1/41	954
628	5.50%, due 12/1/22 – 11/1/38	671
11	6.00%, due 12/1/37	12
3	6.50%, due 11/1/25	3
1,605	3.50%, TBA, 30 Year Maturity	1,563	(i)
4,385	4.00%, TBA, 30 Year Maturity	4,387	(i)
1,850	4.50%, TBA, 30 Year Maturity	1,895	(i)
1,270	5.00%, TBA, 30 Year Maturity	1,326	(i)
		45,086
Ginnie Mae 3.2%
	Pass-Through Certificates
3,864	3.50%, due 1/20/43 – 12/20/47	3,802
2,269	4.00%, due 11/20/44 – 8/20/48	2,287
1,620	4.50%, due 3/20/48 – 9/20/48	1,663
2,190	4.00%, TBA, 30 Year Maturity	2,204	(i)
2,595	4.50%, TBA, 30 Year Maturity	2,662	(i)
385	5.00%, TBA, 30 Year Maturity	400	(i)
		13,018
	Total Mortgage-Backed Securities (Cost $150,009)	143,694
Corporate Bonds 22.7%
Agriculture 0.6%
2,595	BAT Capital Corp., 4.54%, due 8/15/47	2,260	(f)(k)
Banks 6.8%
1,295	Banco Santander SA, 3.80%, due 2/23/28	1,151
	Bank of America Corp.
1,535	(3 month USD LIBOR + 0.37%), 2.74%, due 1/23/22	1,504	(e)
1,410	(3 month USD LIBOR + 1.07%), 3.97%, due 3/5/29	1,358	(e)
2,350	Barclays PLC, 4.38%, due 1/12/26	2,252	(k)
1,910	Citibank N.A., 2.00%, due 3/20/19	1,903	(k)
	Citigroup, Inc.
580	(3 month USD LIBOR + 1.56%), 3.89%, due 1/10/28	554	(e)
695	(3 month USD LIBOR + 1.15%), 3.52%, due 10/27/28	644	(e)
	Goldman Sachs Group, Inc.
625	2.60%, due 4/23/20	619
1,310	(3 month USD LIBOR + 1.51%), 3.69%, due 6/5/28	1,230	(e)
2,525	(3 month USD LIBOR + 1.16%), 3.81%, due 4/23/29	2,372	(e)(k)
1,030	(3 month USD LIBOR + 1.37%), 4.02%, due 10/31/38	918	(e)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$1,000	5.15%, due 5/22/45	$979
2,045	HSBC Holdings PLC, (5 year USD ICE Swap + 3.75%), 6.00%, due 5/22/27	1,881	(e)(k)(l)
	JPMorgan Chase & Co.
1,900	(3 month USD LIBOR + 1.12%), 4.01%, due 4/23/29	1,843	(e)
975	(3 month USD LIBOR + 1.36%), 3.88%, due 7/24/38	879	(e)
895	(3 month USD LIBOR + 1.22%), 3.90%, due 1/23/49	779	(e)
2,360	KFW, 2.38%, due 12/29/22	2,287	(k)
2,030	Morgan Stanley, (3 month USD LIBOR + 1.34%), 3.59%, due 7/22/28	1,901	(e)
630	Royal Bank of Scotland Group PLC, (3 month USD LIBOR + 1.91%), 5.08%, due 1/27/30	619	(e)
2,000	Westpac Banking Corp., (5 year USD ICE Swap + 2.89%), 5.00%, due 9/21/27	1,750	(e)(l)
		27,423
Beverages 0.7%
660	Anheuser-Busch InBev Finance, Inc., 4.70%, due 2/1/36	629
	Anheuser-Busch InBev Worldwide, Inc.
865	4.60%, due 4/15/48	779
1,810	4.75%, due 4/15/58	1,604
		3,012
Computers 1.8%
1,155	Apple, Inc., 4.65%, due 2/23/46	1,191
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
2,205	5.45%, due 6/15/23	2,284	(f)(k)
1,240	6.02%, due 6/15/26	1,286	(f)
	HP Enterprise Co.
1,245	3.60%, due 10/15/20	1,247
1,055	4.90%, due 10/15/25	1,071
		7,079
Diversified Financial Services 0.6%
1,700	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 10/1/25	1,660
625	Synchrony Financial, 2.70%, due 2/3/20	617
		2,277
Food 0.3%
1,615	Grupo Bimbo SAB de CV, 4.70%, due 11/10/47	1,417	(f)
Insurance 0.3%
1,215	AXA Equitable Holdings, Inc., 5.00%, due 4/20/48	1,083	(f)
Iron-Steel 0.2%
935	Vale Overseas Ltd., 6.25%, due 8/10/26	998
Machinery 0.3%
1,205	Wabtec Corp., 4.15%, due 3/15/24	1,177

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Media 2.0%
	Charter Communications Operating LLC/Charter Communications Operating Capital
$1,450	3.58%, due 7/23/20	$1,448
1,720	4.91%, due 7/23/25	1,732	(k)
455	5.38%, due 5/1/47	409
700	5.75%, due 4/1/48	661
	Comcast Corp.
1,225	3.70%, due 4/15/24	1,221
1,390	4.00%, due 8/15/47	1,211
1,620	4.95%, due 10/15/58	1,587
		8,269
Miscellaneous Manufacturer 1.1%
4,820	General Electric Co., Ser. D, (3 month USD LIBOR + 3.33%), 5.00%, due 1/21/21	4,447	(e)(k)(l)
Oil & Gas 1.2%
905	Concho Resources, Inc., 4.88%, due 10/1/47	855
3,200	Marathon Oil Corp., 4.40%, due 7/15/27	3,119	(k)
935	Petroleos Mexicanos, 6.50%, due 3/13/27	906
		4,880
Pharmaceuticals 2.3%
	AbbVie, Inc.
1,215	2.50%, due 5/14/20	1,199
1,110	4.70%, due 5/14/45	1,004
	CVS Health Corp.
1,215	4.30%, due 3/25/28	1,185
2,955	5.05%, due 3/25/48	2,881	(k)
	Shire Acquisitions Investments Ireland DAC
1,685	1.90%, due 9/23/19	1,664
1,530	2.40%, due 9/23/21	1,470
		9,403
Pipelines 1.5%
	Energy Transfer Partners L.P.
650	4.15%, due 10/1/20	655
600	5.80%, due 6/15/38	597
1,535	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/24	1,524
1,520	Kinder Morgan, Inc., 5.55%, due 6/1/45	1,536
1,910	MPLX L.P., 4.70%, due 4/15/48	1,680
		5,992
Real Estate Investment Trusts 0.3%
1,135	Corporate Office Properties L.P., 3.60%, due 5/15/23	1,094
Savings & Loans 0.2%
690	Nationwide Building Society, (3 month USD LIBOR + 1.45%), 4.30%, due 3/8/29	650	(e)(f)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Semiconductors 1.3%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
$1,425	2.38%, due 1/15/20	$1,407
2,595	3.88%, due 1/15/27	2,380	(k)
1,515	Microchip Technology, Inc., 4.33%, due 6/1/23	1,481	(f)
		5,268
Telecommunications 1.2%
	AT&T, Inc.
1,155	4.75%, due 5/15/46	1,003
2,045	5.45%, due 3/1/47	1,940	(k)
1,825	Vodafone Group PLC, 3.75%, due 1/16/24	1,784
		4,727
	Total Corporate Bonds (Cost $96,596)	91,456
Asset-Backed Securities 11.0%
206	Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	206
1,140	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/23	1,143	(f)
530	American Express Credit Account Master Trust, Ser. 2017-4, Class A, 1.64%, due 12/15/21	527
	Asset Backed Funding Certificates
198	Ser. 2003-OPT1, Class A3, (1 month USD LIBOR + 0.68%), 2.96%, due 4/25/33	194	(e)
925	Ser. 2004-OPT3, Class A4, (1 month USD LIBOR + 0.78%), 3.06%, due 11/25/33	918	(e)
	Capital One Multi-Asset Execution Trust
6,740	Ser. 2017-A1, Class A1, 2.00%, due 1/17/23	6,640
1,980	Ser. 2016-A2, Class A2, (1 month USD LIBOR + 0.63%), 2.91%, due 2/15/24	1,999	(e)
1,100	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, (1 month USD LIBOR + 0.48%), 2.76%, due 10/25/35	1,104	(e)
15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, (1 month USD LIBOR + 0.46%), 2.74%, due 12/25/33	15	(e)
	Chase Issuance Trust
3,490	Ser. 2016-A2, Class A, 1.37%, due 6/15/21	3,457
5,900	Ser. 2012-A4, Class A4, 1.58%, due 8/15/21	5,838
	Citibank Credit Card Issuance Trust
6,540	Ser. 2016-A1, Class A1, 1.75%, due 11/19/21	6,451
2,940	Ser. 2018-A1, Class A1, 2.49%, due 1/20/23	2,895
23	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, (1 month USD LIBOR + 0.56%), 2.84%, due 1/25/36	23	(e)
208	Countrywide Asset-Backed Certificates, Ser. 2004-5, Class 1A, (1 month USD LIBOR + 0.50%), 2.78%, due 10/25/34	204	(e)
6	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, (1 month USD LIBOR + 0.24%), 2.52%, due 5/25/32	6	(e)
475	GSAMP Trust, Ser. 2002-HE2, Class A1, (1 month USD LIBOR + 1.04%), 3.32%, due 10/20/32	478	(e)(f)
1,997	Home Equity Asset Trust, Ser. 2003-5, Class A1, (1 month USD LIBOR + 0.58%), 2.86%, due 12/25/33	1,942	(e)
	Morgan Stanley ABS Capital I, Inc. Trust
444	Ser. 2003-HE1, Class M1, (1 month USD LIBOR + 1.20%), 3.48%, due 5/25/33	440	(e)
712	Ser. 2004-NC1, Class M1, (1 month USD LIBOR + 1.05%), 3.33%, due 12/27/33	713	(e)
	Navient Student Loan Trust
119	Ser. 2016-6A, Class A1, (1 month USD LIBOR + 0.48%), 2.76%, due 3/25/66	119	(e)(f)
476	Ser. 2017-3A, Class A1, (1 month USD LIBOR + 0.30%), 2.58%, due 7/26/66	476	(e)(f)
825	Ser. 2017-4A, Class A1, (1 month USD LIBOR + 0.24%), 2.52%, due 9/27/66	825	(e)(f)
532	Ser. 2018-2A, Class A1, (1 month USD LIBOR + 0.24%), 2.52%, due 3/25/67	532	(e)(f)
612	Ser. 2018-3A, Class A1, (1 month USD LIBOR + 0.27%), 2.55%, due 3/25/67	612	(e)(f)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$464	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-2, Class AV1B, (1 month USD LIBOR + 0.26%), 2.54%, due 4/25/35	$462	(e)
	1,350	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, (1 month USD LIBOR + 0.46%), 2.74%, due 1/25/36	1,339	(e)
	429	Residential Asset Mortgage Products, Inc., Ser. 2005-RS4, Class M3, (1 month USD LIBOR + 0.48%), 2.76%, due 4/25/35	429	(e)
	360	Residential Asset Securities Corp., Ser. 2005-KS9, Class M5, (1 month USD LIBOR + 0.63%), 2.91%, due 10/25/35	364	(e)
	9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, (1 month USD LIBOR + 0.54%), 2.82%, due 3/25/35	9	(e)
	4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, (1 month USD LIBOR + 0.68%), 2.96%, due 1/25/34	4	(e)
	364	Toyota Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.46%, due 1/15/20	363
	1,915	Verizon Owner Trust, Ser. 2016-2A, Class A, 1.68%, due 5/20/21	1,903	(f)
		World Omni Auto Receivables Trust
	89	Ser. 2018-A, Class A2, 2.19%, due 5/17/21	88
	1,600	Ser. 2018-C, Class A2, 2.80%, due 1/18/22	1,598
		Total Asset-Backed Securities (Cost $44,028)	44,316
Foreign Government Securities 2.0%
EUR	4,270	French Republic Government Bond OAT, 2.00%, due 5/25/48	5,260	(m)
ZAR	63,490	Republic of South Africa Government Bond, 6.50%, due 2/28/41	2,897
		Total Foreign Government Securities (Cost $9,464)	8,157
NUMBER OF SHARES
Short-Term Investments 0.5%
Investment Companies 0.5%
	2,211,054	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(n) (Cost $2,211)	2,211	(k)
		Total Investments 105.6% (Cost $441,187)	426,355
		Liabilities Less Other Assets (5.6)%	(22,722	)(o)
		Net Assets 100.0%	$403,633

(a)  Principal amount is stated in the currency in which the security is denominated.

EUR = Euro

ZAR = South African Rand

(b)  Rate shown was the discount rate at the date of purchase.

(c)  All or a portion of the security is pledged as collateral for futures.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

Benchmarks for Variable/Floating Rates:

LIBOR = London Interbank Offered Rate

ICE = Intercontinental Exchange

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $18,464,000, which represents 4.6% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(g)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2018.

(h)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(i)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2018, amounted to approximately $24,928,000, which represents 6.2% of net assets of the Fund.

(j)  When-issued security. Total value of all such securities at October 31, 2018, amounted to approximately $2,172,000, which represents 0.5% of net assets of the Fund.

(k)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures and/or when-issued securities with a total value of approximately $33,100,000.

(l)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(m)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2018 amounted to approximately $5,260,000, which represents 1.3% of net assets of the Fund.

(n)  Represents 7-day effective yield as of October 31, 2018.

(o)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	3	Australian Dollar	$212,310	$(659)
12/2018	160	U.S. Treasury Note, 10 Year	18,950,000	(254,449)
12/2018	36	U.S. Treasury Ultra Long Bond	5,371,875	(236,556)
12/2018	372	U.S. Treasury Note, 5 Year	41,806,406	(300,054)
Total Long Positions			$66,340,591	$(791,718)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	3	Euro-Bund	$(544,555)	$952
12/2018	19	Euro-Buxl Bond, 30 Year	(3,806,951)	(3,664)
12/2018	112	Euro-OAT	(19,277,165)	4,449
12/2018	34	Euro	(4,826,088)	138,125
12/2018	97	South African Rand	(3,273,750)	(106,700)
12/2018	68	U.S. Dollar Interest Rate Swap, 10 Year	(6,643,813)	107,048
12/2018	30	U.S. Treasury Bond, Ultra 10 Year	(3,753,281)	54,023
12/2018	127	U.S. Treasury Long Bond	(17,541,875)	792,705
Total Short Positions			$(59,667,478)	$986,938
Total Futures				$195,220

The Fund had securities pledged in the amount of $1,198,421 to cover collateral requirements on open futures.

For the year ended October 31, 2018, the average notional value of futures for the Fund was $56,836,510 for long positions and $(64,090,279) for short positions.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$133,085	$—	$133,085
U.S. Government Agency Securities	—	3,436	—	3,436
Mortgage-Backed Securities(a)	—	143,694	—	143,694
Corporate Bonds(a)	—	91,456	—	91,456
Asset-Backed Securities	—	44,316	—	44,316
Foreign Government Securities	—	8,157	—	8,157
Short-Term Investments	—	2,211	—	2,211
Total Investments	$—	$426,355	$—	$426,355

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$1,097	$—	$—	$1,097
Liabilities	(902)	—	—	(902)
Total	$195	$—	$—	$195

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Core Plus Fund October 31, 2018

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 11.0%
$100	U.S. Treasury Bill, 2.03%, due 11/23/18	$100	(b)(c)
230	U.S. Treasury Bonds, 5.38%, due 2/15/31	281
	U.S. Treasury Inflation-Indexed Bonds(d)
122	0.63%, due 4/15/23	119
200	2.38%, due 1/15/27	220
109	3.63%, due 4/15/28	133
130	3.88%, due 4/15/29	165
	U.S. Treasury Notes
65	3.63%, due 2/15/44	68
85	2.25%, due 8/15/46	67
	Total U.S. Treasury Obligations (Cost $1,156)	1,153
Mortgage-Backed Securities 44.3%
Collateralized Mortgage Obligations 5.9%
	Fannie Mae Connecticut Avenue Securities
55	Ser. 2017-C04, Class 2M2, (1 month USD LIBOR + 2.85%), 5.13%, due 11/25/29	58	(e)
100	Ser. 2017-C05, Class 1M2, (1 month USD LIBOR + 2.20%), 4.48%, due 1/25/30	102	(e)(f)
20	Ser. 2017-C06, Class 1M2, (1 month USD LIBOR + 2.65%), 4.93%, due 2/25/30	21	(e)
20	Ser. 2017-C06, Class 2M2, (1 month USD LIBOR + 2.80%), 5.08%, due 2/25/30	21	(e)
40	Ser. 2017-C07, Class 2M2, (1 month USD LIBOR + 2.50%), 4.78%, due 5/25/30	41	(e)
20	Ser. 2018-C01, Class 1M2, (1 month USD LIBOR + 2.25%), 4.53%, due 7/25/30	20	(e)
	Freddie Mac Structured Agency Credit Risk Debt Notes
250	Ser. 2017-HQA2, Class M2, (1 month USD LIBOR + 2.65%), 4.93%, due 12/25/29	261	(e)
40	Ser. 2018-DNA1, Class M2, (1 month USD LIBOR + 1.80%), 4.08%, due 7/25/30	39	(e)
60	Ser. 2018-HQA1, Class M2, (1 month USD LIBOR + 2.30%), 4.58%, due 9/25/30	60	(e)
		623
Commercial Mortgage-Backed 2.8%
10	Citigroup Commercial Mortgage Trust, Ser. 2013-GC17, Class B, 5.10%, due 11/10/46	10	(g)
60	CSAIL Commercial Mortgage Trust, Ser. 2015-C1, Class B, 4.04%, due 4/15/50	60	(g)
	Freddie Mac Multifamily Structured Pass-Through Certificates
13	Ser. KI02, Class A, (1 month USD LIBOR + 0.20%), 2.46%, due 2/25/23	13	(e)
20	Ser. KI03, Class A, (1 month USD LIBOR + 0.25%), 2.51%, due 2/25/23	20	(e)
	GS Mortgage Securities Trust
25	Ser. 2012-GCJ7, Class B, 4.74%, due 5/10/45	25
20	Ser. 2012-GCJ9, Class B, 3.75%, due 11/10/45	20	(h)
	Morgan Stanley Capital I Trust
45	Ser. 2011-C3, Class C, 5.15%, due 7/15/49	46	(g)(h)
15	Ser. 2018-L1, Class B, 4.88%, due 10/15/51	16
	Wells Fargo Commercial Mortgage Trust
45	Ser. 2012-LC5, Class B, 4.14%, due 10/15/45	45
45	Ser. 2016-C35, Class B, 3.44%, due 7/15/48	43
		298
Fannie Mae 17.5%
	Pass-Through Certificates
52	3.00%, due 11/1/45	49
719	3.50%, due 3/1/33 – 12/1/47	708
510	4.00%, due 2/1/45 – 8/1/48	509
30	3.50%, TBA, 30 Year Maturity	29	(i)

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	$135	4.00%, TBA, 30 Year Maturity	$135	(i)
	320	4.50%, TBA, 30 Year Maturity	328	(i)
	75	5.00%, TBA, 30 Year Maturity	78	(i)
			1,836
	Freddie Mac 16.0%
		Pass-Through Certificates
	98	3.00%, due 11/1/46	94
	428	3.50%, due 11/1/42 – 3/1/48	417
	424	4.00%, due 1/1/40 – 10/1/47	426
	115	3.50%, TBA, 30 Year Maturity	112	(i)
	325	4.00%, TBA, 30 Year Maturity	325	(i)
	220	4.50%, TBA, 30 Year Maturity	225	(i)
	75	5.00%, TBA, 30 Year Maturity	78	(i)
			1,677
	Ginnie Mae 2.1%
		Pass-Through Certificates
	50	4.50%, due 8/20/48	51
	160	4.50%, TBA, 30 Year Maturity	164	(i)
			215
		Total Mortgage-Backed Securities (Cost $4,726)	4,649
	Corporate Bonds 33.5%
	Agriculture 0.6%
	70	BAT Capital Corp., 4.54%, due 8/15/47	61	(h)
	Auto Manufacturers 2.6%
	100	Ford Motor Credit Co. LLC, 3.66%, due 9/8/24	91
	40	General Motors Co., 6.75%, due 4/1/46	41
	35	General Motors Financial Co., Inc., 3.15%, due 6/30/22	34
EUR	100	Volkswagen Int'l Finance NV, (10 year EUR Swap + 3.37%), 3.88%, due 6/14/27	107	(e)(f)(j)(k)
			273
	Banks 8.9%
		Bank of America Corp.
	$100	4.20%, due 8/26/24	99
	40	(3 month USD LIBOR + 1.07%), 3.97%, due 3/5/29	38	(e)
	200	Barclays PLC, 3.68%, due 1/10/23	194	(f)
		Citigroup, Inc.
	15	(3 month USD LIBOR + 1.56%), 3.89%, due 1/10/28	14	(e)
	20	(3 month USD LIBOR + 1.15%), 3.52%, due 10/27/28	19	(e)
	50	Goldman Sachs Group, Inc., 4.25%, due 10/21/25	49
	100	HSBC Holdings PLC, (5 year USD ICE Swap + 3.75%), 6.00%, due 5/22/27	92	(e)(k)
	90	Morgan Stanley, 5.00%, due 11/24/25	92
	100	Royal Bank of Scotland Group PLC, (3 month USD LIBOR + 1.48%), 3.50%, due 5/15/23	96	(e)
	200	UBS Group Funding Switzerland AG, (5 year USD Swap + 4.59%), 6.88%, due 8/7/25	198	(e)(f)(j)(k)
	55	Westpac Banking Corp., (5 year USD ICE Swap + 2.89%), 5.00%, due 9/21/27	48	(e)(k)
			939

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	Beverages 0.2%
	$25	Anheuser-Busch InBev Worldwide, Inc., 4.60%, due 4/15/48	$22
	Computers 2.8%
	185	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/23	192	(f)(h)
	100	HP Enterprise Co., 4.90%, due 10/15/25	101	(f)
			293
	Diversified Financial Services 0.9%
	100	Discover Financial Services, 4.10%, due 2/9/27	94
	Food 0.3%
	35	Kroger Co., 3.88%, due 10/15/46	28
	Gas 1.3%
GBP	100	Centrica PLC, (5 year GBP Swap + 3.61%), 5.25%, due 4/10/75	132	(e)(f)(j)
	Insurance 0.3%
	$35	AXA Equitable Holdings, Inc., 5.00%, due 4/20/48	31	(h)
	Iron - Steel 0.9%
	90	Vale Overseas Ltd., 6.25%, due 8/10/26	96
	Machinery-Diversified 0.3%
	30	Wabtec Corp., 4.15%, due 3/15/24	29
	Media 4.3%
EUR	100	Bertelsmann SE & Co. KGaA, (5 year EUR Swap + 3.21%), 3.50%, due 4/23/75	110	(e)(f)(j)
	$155	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, due 7/23/25	156	(f)
		Comcast Corp.
	40	4.00%, due 8/15/47	35
	45	4.95%, due 10/15/58	44
		Discovery Communications LLC
	100	4.90%, due 3/11/26	101	(f)
	10	5.20%, due 9/20/47	10
			456
	Mining 1.0%
	100	Glencore Funding LLC, 4.63%, due 4/29/24	100	(f)(h)
	Miscellaneous Manufacturer 1.1%
	130	General Electric Co., Ser. D, (3 month USD LIBOR + 3.33%), 5.00%, due 1/21/21	120	(e)(f)(k)
	Oil & Gas 2.2%
	50	Canadian Natural Resources Ltd., 6.25%, due 3/15/38	56
	15	Concho Resources, Inc., 4.88%, due 10/1/47	14
	15	Marathon Oil Corp., 4.40%, due 7/15/27	15

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	$55	Noble Energy, Inc., 3.85%, due 1/15/28	$51
	100	Petroleos Mexicanos, 4.63%, due 9/21/23	95
			231
	Pharmaceuticals 1.1%
		CVS Health Corp.
	35	4.30%, due 3/25/28	34
	80	5.05%, due 3/25/48	78
			112
	Pipelines 2.8%
		Energy Transfer Partners L.P.
	45	Ser. B, (3 month USD LIBOR + 4.16%), 6.63%, due 2/15/28	42	(e)(k)
	15	5.80%, due 6/15/38	15
	100	Enterprise Products Operating LLC, Ser. E, (3 month USD LIBOR + 3.03%), 5.25%, due 8/16/77	90	(e)
	50	Kinder Morgan Energy Partners L.P., 5.50%, due 3/1/44	49
	100	MPLX L.P., 4.88%, due 12/1/24	102	(f)
			298
	Semiconductors 0.9%
	60	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, due 1/15/27	55
	40	Microchip Technology, Inc., 4.33%, due 6/1/23	39	(h)
			94
	Telecommunications 1.0%
EUR	100	Telefonica Europe BV, (5 year EUR Swap + 2.33%), 2.63%, due 6/7/23	107	(e)(f)(j)(k)
		Total Corporate Bonds (Cost $3,807)	3,516
	Asset-Backed Securities 9.5%
	$12	Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	12
	36	Bear Stearns Asset-Backed Securities I Trust, Ser. 2004-HE10, Class M1, (1 month USD LIBOR + 0.98%), 3.26%, due 12/25/34	36	(e)
	150	Capital One Multi-Asset Execution Trust, Ser. 2014-A4, Class A4, (1 month LIBOR + 0.36%), 2.64%, due 6/15/22	150	(e)(f)
	30	Centex Home Equity Loan Trust, Ser. 2005-D, Class M4, (1 month USD LIBOR + 0.61%), 2.89%, due 10/25/35	30	(e)
		Chase Issuance Trust
	100	Ser. 2016-A2, Class A, 1.37%, due 6/15/21	99
	110	Ser. 2012-A4, Class A4, 1.58%, due 8/15/21	109
	125	Ser. 2018-A1, Class A1, (1 month USD LIBOR + 0.20%), 2.48%, due 4/17/23	125	(e)(f)
		Citibank Credit Card Issuance Trust
	100	Ser. 2017-A3, Class A3, 1.92%, due 4/7/22	98
	115	Ser. 2018-A1, Class A1, 2.49%, due 1/20/23	113	(f)
	37	Countrywide Asset-Backed Certificates, Ser. 2004-BC5, Class M5, (1 month USD LIBOR + 1.50%), 3.78%, due 10/25/34	38	(e)
	34	Long Beach Mortgage Loan Trust, Ser. 2004-4, Class M1, (1 month USD LIBOR + 0.90%), 3.18%, due 10/25/34	34	(e)
	43	Navient Student Loan Trust, Ser. 2017-4A, Class A1, (1 month USD LIBOR + 0.24%), 2.52%, due 9/27/66	43	(e)(h)

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$100	Verizon Owner Trust, Ser. 2016-2A, Class A, 1.68%, due 5/20/21	$100	(h)
	15	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Ser. 2004-1, Class 2A1, (1 month USD LIBOR + 0.30%), 2.58%, due 4/25/34	15	(e)
		Total Asset-Backed Securities (Cost $1,006)	1,002
Foreign Government Securities 13.6%
	30	Bolivian Government International Bond, 4.50%, due 3/20/28	28	(h)
		Brazilian Government International Bond
	45	2.63%, due 1/5/23	42
	25	5.63%, due 2/21/47	22
		Colombia Government International Bond
	30	4.00%, due 2/26/24	30
	20	3.88%, due 4/25/27	19
	40	Costa Rica Government International Bond, 7.16%, due 3/12/45	33	(j)
		Dominican Republic International Bond
	30	5.88%, due 4/18/24	30	(h)
	25	6.88%, due 1/29/26	26	(h)
EUR	115	French Republic Government Bond OAT, 2.00%, due 5/25/48	142	(h)(j)
	$60	Guatemala Government Bond, 4.38%, due 6/5/27	55	(h)
	30	Hungary Government International Bond, 7.63%, due 3/29/41	41
		Indonesia Government International Bond
	70	3.70%, due 1/8/22	69	(h)
	20	4.35%, due 1/8/27	19	(h)
	70	Kazakhstan Government International Bond, 5.13%, due 7/21/25	74	(h)
	30	Mexico Government International Bond, 4.35%, due 1/15/47	25
		Morocco Government International Bond
	60	4.25%, due 12/11/22	60	(h)
	20	5.50%, due 12/11/42	20	(h)
	25	Namibia International Bond, 5.25%, due 10/29/25	23	(h)
		Oman Government International Bond
	30	3.88%, due 3/8/22	29	(h)
	20	5.38%, due 3/8/27	19	(h)
	20	6.50%, due 3/8/47	18	(h)
		Panama Government International Bond
	30	3.75%, due 3/16/25	29
	20	3.88%, due 3/17/28	19
	20	4.50%, due 5/15/47	19
	30	Paraguay Government International Bond, 4.70%, due 3/27/27	29	(h)
	45	Peruvian Government International Bond, 8.75%, due 11/21/33	64
	50	Philippine Government International Bond, 3.95%, due 1/20/40	46
		Qatar Government International Bond
	20	3.25%, due 6/2/26	19	(h)
	20	4.63%, due 6/2/46	20	(h)
ZAR	1,790	Republic of South Africa Government Bond, 6.50%, due 2/28/41	82
		Republic of South Africa Government International Bond
	$30	4.88%, due 4/14/26	28
	20	4.30%, due 10/12/28	17
	20	5.00%, due 10/12/46	16
	25	Romanian Government International Bond, 6.13%, due 1/22/44	27	(h)
		Saudi Government International Bond
	20	3.25%, due 10/26/26	18	(h)
	20	4.50%, due 10/26/46	18	(h)

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$45	Serbia International Bond, 4.88%, due 2/25/20	$45	(h)
50	Trinidad & Tobago Government International Bond, 4.50%, due 8/4/26	46	(h)
	Uruguay Government International Bond
30	4.38%, due 10/27/27	30
30	5.10%, due 6/18/50	28
	Total Foreign Government Securities (Cost $1,552)	1,424
NUMBER OF SHARES
Short-Term Investments 0.6%
Investment Companies 0.6%
60,079	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(l) (Cost $60)	60	(f)
	Total Investments 112.5% (Cost $12,307)	11,804
	Liabilities Less Other Assets (12.5)%	(1,312	)(m)
	Net Assets 100.0%	$10,492

(a)  Principal amount is stated in the currency in which the security is denominated.

EUR = Euro

GBP = Pound Sterling

ZAR = South African Rand

(b)  Rate shown was the discount rate at the date of purchase.

(c)  All or a portion of the security is pledged as collateral for futures.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

Benchmarks for Variable/Floating Rates:

LIBOR = London Interbank Offered Rate

ICE = Intercontinental Exchange

(f)  All or a portion of this security is segregated in connection with obligations for to be announced securities and futures with a total value of approximately $2,271,000.

(g)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2018.

(h)  Securities were purchased under Rule 144A of the 1933 Act, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

approximately $1,466,000, which represents 14.0% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(i)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2018 amounted to approximately $1,474,000, which represents 14.0% of net assets of the Fund.

(j)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2018 amounted to approximately $829,000, which represents 7.9% of net assets of the Fund.

(k)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(l)  Represents 7-day effective yield as of October 31, 2018.

(m)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	5	U.S. Treasury Note, 10 Year	$592,188	$(5,271)
12/2018	10	U.S. Treasury Note, 5 Year	1,123,828	(7,422)
Total Long Positions			$1,716,016	$(12,693)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	1	Euro-Buxl Bond, 30 Year	$(200,366)	$(203)
12/2018	3	Euro-OAT	(516,353)	125
12/2018	3	Euro	(425,831)	12,187
12/2018	2	Pound Sterling	(159,950)	3,487
12/2018	3	South African Rand	(101,250)	(3,300)
12/2018	1	U.S. Treasury Ultra Long Bond	(149,219)	9,797
Total Short Positions			$(1,552,969)	$22,093
Total Futures				$9,400

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

At October 31, 2018, the Fund had securities pledged in the amount of $99,868 to cover collateral requirements on open futures.

For the year ended October 31, 2018, the average notional value of futures for the Fund was $2,172,155 for long positions and $(2,518,449) for short positions.

Credit default swap contracts ("credit default swaps")

At October 31, 2018, the Fund had outstanding credit default swaps as follows:

Centrally cleared credit default swaps—Sell Protection

Clearinghouse	Reference Entity	Notional Amount	Financing Rate Received by the Fund(a)	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE Clear Credit LLC	CDX Emerging Markets Index, Ser. 27 V.2	$174,600	1.00%	6/20/2022	$(4,670)	$1,066	$204	$(3,400)
ICE Clear Credit LLC	CDX North American High Yield Index, Ser. 29 V.1	525,000	5.00%	12/20/2022	31,642	1,518	3,063	36,223
	Total				$26,972	$2,584	$3,267	$32,823

(a)  Payment frequency—quarterly.

For the year ended October 31, 2018, the average notional value of credit default swaps for the Fund was $804,305 for sell protection.

Interest rate swap contracts ("interest rate swaps")

At October 31, 2018, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount	Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME Group, Inc.	$400,000	Receive	3-month USD LIBOR(a)	2.90	%(b)	2/27/2028	$10,416	$(363)	$10,053
CME Group, Inc.	65,000	Receive	3-month USD LIBOR(a)	2.90	%(b)	3/16/2028	1,342	(41)	1,301
CME Group, Inc.	125,000	Receive	3-month USD LIBOR(a)	2.43	%(b)	12/7/2027	7,504	(773)	6,731
	Total						$19,262	$(1,177)	$18,085

(a)  Payment frequency—quarterly.

(b)  Payment frequency—semi-annually.

LIBOR = London Interbank Offered Rate

For the year ended October 31, 2018, the average notional value of interest rate swaps for the Fund was $507,455 when the Fund paid the fixed rate.

At October 31, 2018, the Fund had $55,075 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$1,153	$—	$1,153
Mortgage-Backed Securities(a)	—	4,649	—	4,649
Corporate Bonds(a)	—	3,516	—	3,516
Asset-Backed Securities	—	1,002	—	1,002
Foreign Government Securities	—	1,424	—	1,424
Short-Term Investments	—	60	—	60
Total Investments	$—	$11,804	$—	$11,804

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$25	$—	$—	$25
Liabilities	(16)	—	—	(16)
Swaps
Assets	—	54	—	54
Liabilities	—	(3)	—	(3)
Total	$9	$51	$—	$60

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund October 31, 2018

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Corporate Bonds 27.4%
Argentina 0.9%
$300	Agua y Saneamientos Argentinos SA, 6.63%, due 2/1/23	$230	(b)
206	Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, due 7/27/23	174	(c)
86	Genneia SA, 8.75%, due 1/20/22	80	(c)
	Pampa Energia SA
257	7.38%, due 7/21/23	237	(c)
200	7.38%, due 7/21/23	185	(b)
234	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/25	184	(c)
317	Tecpetrol SA, 4.88%, due 12/12/22	288	(c)
150	Transportadora de Gas del Sur SA, 6.75%, due 5/2/25	141	(c)
	YPF SA
83	(BADLARPP + 4.00%, Floor 18.00%), 47.83%, due 7/7/20	36	(b)(d)
200	8.50%, due 7/28/25	189	(b)
206	7.00%, due 12/15/47	156	(c)
		1,900
Azerbaijan 0.8%
	Southern Gas Corridor CJSC
200	6.88%, due 3/24/26	214	(b)
1,300	6.88%, due 3/24/26	1,395	(b)(e)
		1,609
Bahrain 0.1%
219	Oil & Gas Holding Co., 7.63%, due 11/7/24	219	(c)(f)(o)
Belarus 0.2%
	Eurotorg LLC Via Bonitron DAC
200	8.75%, due 10/30/22	201	(b)
200	8.75%, due 10/30/22	201	(c)
		402
Brazil 2.9%
300	Banco BTG Pactual SA, 5.50%, due 1/31/23	290	(b)
	Banco do Brasil SA
260	4.88%, due 4/19/23	254	(c)
284	4.63%, due 1/15/25	267	(c)
200	Cemig Geracao e Transmissao SA, 9.25%, due 12/5/24	213	(c)
	CSN Resources SA
558	6.50%, due 7/21/20	543	(b)
222	7.63%, due 2/13/23	205	(c)
365	Itau Unibanco Holding SA, (5 year CMT + 3.86%), 6.50%, due 3/19/23	355	(c)(d)(g)
200	Klabin Finance SA, 5.25%, due 7/16/24	196	(b)
259	Light Servicos de Eletricidade SA/Light Energia SA, 7.25%, due 5/3/23	253	(c)
276	MARB BondCo PLC, 6.88%, due 1/19/25	259	(c)
850	Marfrig Holdings Europe BV, 8.00%, due 6/8/23	860	(b)
254	Minerva Luxembourg SA, 6.50%, due 9/20/26	235	(c)
616	Petrobras Global Finance BV, 7.38%, due 1/17/27	639
267	Rede D'or Finance Sarl, 4.95%, due 1/17/28	236	(c)
200	Rumo Luxembourg Sarl, 7.38%, due 2/9/24	207	(c)
200	Suzano Austria GmbH, 6.00%, due 1/15/29	204	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$117	Vale Overseas Ltd., 8.25%, due 1/17/34	$143
400	VM Holding SA Co., 5.38%, due 5/4/27	389	(b)
200	Votorantim Cimentos SA, 7.25%, due 4/5/41	205	(b)
		5,953
Chile 1.0%
422	Banco de Credito e Inversiones, 3.50%, due 10/12/27	377	(c)
200	Celeo Redes Operacion Chile SA, 5.20%, due 6/22/47	195	(b)
200	Celulosa Arauco y Constitucion SA, 5.50%, due 11/2/47	193
200	Empresa Nacional del Petroleo, 5.25%, due 11/6/29	198	(c)(f)
	Geopark Ltd.
389	6.50%, due 9/21/24	387	(c)
200	6.50%, due 9/21/24	199	(b)
250	SACI Falabella, 3.75%, due 10/30/27	226	(b)
179	VTR Finance BV, 6.88%, due 1/15/24	181	(b)
		1,956
China 3.6%
212	Alibaba Group Holding Ltd., 4.20%, due 12/6/47	183
300	Azure Orbit IV Int'l Finance Ltd., 3.75%, due 1/25/23	289	(b)
200	Bluestar Finance Holdings Ltd., 3.50%, due 9/30/21	194	(b)
300	CCCI Treasure Ltd., (5 year CMT + 7.19%), 3.50%, due 4/21/20	295	(b)(d)(g)
200	CDBL Funding 1, 3.00%, due 4/24/23	188	(b)
200	Chalieco Hong Kong Corp. Ltd., (3 year CMT + 8.29%), 5.70%, due 1/15/20	199	(b)(d)(g)
400	Charming Light Investments Ltd., 4.38%, due 12/21/27	371	(b)
250	China Construction Bank Corp., (5 year CMT + 2.43%), 3.88%, due 5/13/25	248	(b)(d)
300	China Evergrande Group, 9.50%, due 3/29/24	249	(b)
	China Minmetals Corp.
210	(3 year CMT + 6.07%), 4.45%, due 5/13/21	206	(b)(d)(g)
416	(5 year CMT + 4.72%), 3.75%, due 11/13/22	383	(b)(d)(g)
300	China SCE Property Holdings Ltd., 5.88%, due 3/10/22	258	(b)
200	CIFI Holdings Group Co. Ltd., 5.50%, due 1/23/22	174	(b)
	CNAC HK Finbridge Co. Ltd.
210	4.63%, due 3/14/23	209	(b)
200	5.13%, due 3/14/28	197	(b)
200	CNOOC Finance 2015 USA LLC, 3.50%, due 5/5/25	190
	Country Garden Holdings Co. Ltd.
200	7.13%, due 1/27/22	188	(b)
200	5.63%, due 12/15/26	186	(b)
201	Dianjian Int'l Finance Ltd., (5 year CMT + 6.93%), 4.60%, due 3/13/23	192	(b)(d)(g)
300	Franshion Brilliant Ltd., (5 year USD Swap + 3.86%), 5.75%, due 1/17/22	272	(b)(d)(g)
300	HBIS Group Hong Kong Co. Ltd., 4.25%, due 4/7/20	294	(b)
200	Huarong Finance 2017 Co. Ltd., (5 year CMT + 6.98%), 4.00%, due 11/7/22	179	(b)(d)(g)
200	Longfor Properties Co. Ltd., 3.88%, due 7/13/22	188	(b)
20	Nexen, Inc., 5.88%, due 3/10/35	22
400	Proven Honour Capital Ltd., 4.13%, due 5/19/25	370	(b)
400	Sinopec Group Overseas Development 2015 Ltd., 3.25%, due 4/28/25	374	(b)
312	Sinopec Group Overseas Development 2017 Ltd., 3.25%, due 9/13/27	284	(c)
	Sunac China Holdings Ltd.
300	6.88%, due 8/8/20	283	(b)
250	8.35%, due 4/19/23	220	(b)
200	Sunny Optical Technology Group Co. Ltd., 3.75%, due 1/23/23	191	(b)
200	Tsinghua Unic Ltd., 5.38%, due 1/31/23	182	(b)(f)
		7,258

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Colombia 1.6%
	$200	Banco de Bogota SA, 5.38%, due 2/19/23	$200	(b)
	504	Bancolombia SA, (5 year CMT + 2.93%), 4.88%, due 10/18/27	485	(d)
		Ecopetrol SA
	300	7.38%, due 9/18/43	336
	200	5.88%, due 5/28/45	190
		Empresas Publicas de Medellin ESP
COP	1,278,000	8.38%, due 2/1/21	393	(b)
COP	807,000	7.63%, due 9/10/24	238	(c)
COP	1,600,000	8.38%, due 11/8/27	471	(c)
COP	437,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/24	139	(c)
	$343	Gran Tierra Energy Int'l Holdings Ltd., 6.25%, due 2/15/25	328	(c)
	300	Grupo Aval Ltd., 4.75%, due 9/26/22	294	(b)
	300	SURA Asset Management SA, 4.88%, due 4/17/24	297	(b)
			3,371
Ghana 0.2%
		Tullow Oil PLC
	200	6.25%, due 4/15/22	199	(b)
	210	7.00%, due 3/1/25	206	(c)
			405
Guatemala 0.4%
	250	Central American Bottling Corp., 5.75%, due 1/31/27	246	(c)
	600	Comunicaciones Celulares SA via Comcel Trust, 6.88%, due 2/6/24	614	(b)
			860
Hong Kong 1.4%
	250	Bank of East Asia Ltd., (5 year CMT + 3.83%), 5.50%, due 12/2/20	247	(b)(d)(g)
	300	China Cinda Finance 2017 I Ltd., 4.10%, due 3/9/24	290	(b)
	200	CLP Power HK Finance Ltd., (6 month USD LIBOR + 2.30%), 4.25%, due 11/7/19	200	(b)(d)(g)
	300	Fita Int'l Ltd., 7.00%, due 2/10/20	311	(b)
	200	HLP Finance Ltd., 4.45%, due 4/16/21	201	(b)
	200	Melco Resorts Finance Ltd., 4.88%, due 6/6/25	183	(c)
	200	NWD Finance BVI Ltd., 5.75%, due 10/5/21	176	(b)(g)
	300	PCPD Capital Ltd., 4.75%, due 3/9/22	290	(b)
	500	Studio City Co. Ltd., 7.25%, due 11/30/21	514	(b)
		WTT Investment Ltd.
	200	5.50%, due 11/21/22	198	(c)
	200	5.50%, due 11/21/22	198	(b)
			2,808
India 0.7%
	200	ABJA Investment Co. Pte Ltd., 5.45%, due 1/24/28	172	(b)
	200	Azure Power Energy Ltd., 5.50%, due 11/3/22	188	(c)
	500	Bharti Airtel Int'l Netherlands BV, 5.13%, due 3/11/23	485	(b)
	250	Reliance Industries Ltd., 4.88%, due 2/10/45	231	(c)
		Vedanta Resources PLC
	200	6.38%, due 7/30/22	187	(c)
	200	6.38%, due 7/30/22	187	(b)
			1,450

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	Indonesia 0.5%
	$200	Indika Energy Capital III Pte Ltd., 5.88%, due 11/9/24	$178	(b)
	200	Indo Energy Finance II BV, 6.38%, due 1/24/23	191	(b)
	250	Perusahaan Gas Negara Persero Tbk, 5.13%, due 5/16/24	247	(b)
		Perusahaan Listrik Negara PT
EUR	100	2.88%, due 10/25/25	112	(c)
	$200	5.45%, due 5/21/28	198	(c)
	200	6.15%, due 5/21/48	195	(c)
			1,121
	Israel 0.4%
	200	Altice Financing SA, 7.50%, due 5/15/26	188	(b)
	200	Israel Electric Corp. Ltd., 5.00%, due 11/12/24	202	(b)
		Teva Pharmaceutical Finance Netherlands III BV
	400	2.80%, due 7/21/23	353
	200	3.15%, due 10/1/26	163
	100	4.10%, due 10/1/46	68
			974
	Jamaica 0.1%
	400	Digicel Group Ltd., 8.25%, due 9/30/20	286	(b)
	Kazakhstan 1.1%
	450	Kazkommertsbank JSC, 5.50%, due 12/21/22	449	(b)
		KazMunayGas National Co. JSC
	200	4.75%, due 4/24/25	200	(c)
	499	5.38%, due 4/24/30	495	(c)
	200	5.75%, due 4/19/47	191	(c)
	560	5.75%, due 4/19/47	535	(b)
	225	6.38%, due 10/24/48	228	(c)
	250	Nostrum Oil & Gas Finance BV, 8.00%, due 7/25/22	214	(c)
			2,312
	Korea 0.9%
	316	Hanwha Life Insurance Co. Ltd., (5 year CMT + 2.00%), 4.70%, due 4/23/48	301	(c)(d)
	200	Hyundai Capital Services, Inc., 3.75%, due 3/5/23	195	(c)
	200	Korea East-West Power Co. Ltd., 3.88%, due 7/19/23	199	(c)
	200	Kyobo Life Insurance Co. Ltd., (5 year CMT + 2.09%), 3.95%, due 7/24/47	190	(b)(d)
	200	Shinhan Bank Co. Ltd., 3.88%, due 3/24/26	189	(c)
	200	Shinhan Financial Group Co. Ltd., (5 year CMT + 3.05%), 5.88%, due 8/13/23	199	(b)(d)(g)
		Woori Bank
	300	4.75%, due 4/30/24	300	(b)
	200	4.75%, due 4/30/24	200	(c)
			1,773
	Kuwait 0.1%
	200	NBK Tier 1 Financing Ltd., (6 year USD Swap + 4.12%), 5.75%, due 4/9/21	201	(b)(d)(g)
	Macau 0.2%
	400	Sands China Ltd., 5.40%, due 8/8/28	382	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Malaysia 0.1%
	$200	TNB Global Ventures Capital Bhd, 4.85%, due 11/1/28	$200	(b)(f)
Mexico 3.6%
	200	Alfa SAB de CV, 6.88%, due 3/25/44	199	(b)
	200	Banco Mercantil del Norte SA, (10 year CMT + 5.35%), 7.63%, due 1/6/28	196	(b)(d)(g)
	220	BBVA Bancomer SA, (5 year CMT + 2.65%), 5.13%, due 1/18/33	194	(c)(d)
		Cemex SAB de CV
	200	5.70%, due 1/11/25	195	(b)
	300	7.75%, due 4/16/26	318	(b)
	365	Cometa Energia SA de CV, 6.38%, due 4/24/35	353	(c)
MXN	6,480	Comision Federal de Electricidad, Ser. 14-2, 7.35%, due 11/25/25	280
	$403	Cydsa SAB de CV, 6.25%, due 10/4/27	375	(c)
	300	Elementia SAB de CV, 5.50%, due 1/15/25	277	(b)
	200	Infraestructura Energetica Nova SAB de CV, 4.88%, due 1/14/48	168	(c)
	200	Mexichem SAB de CV, 5.88%, due 9/17/44	183	(b)
	409	Mexico City Airport Trust, 5.50%, due 7/31/47	322	(c)
		Petroleos Mexicanos
MXN	13,180	7.19%, due 9/12/24	545	(b)
	$41	6.88%, due 8/4/26	41
MXN	33,443	Ser. 14-2, 7.47%, due 11/12/26	1,326
	$222	5.35%, due 2/12/28	198	(c)
	164	6.50%, due 1/23/29	157	(c)
	750	6.50%, due 6/2/41	642
	92	6.75%, due 9/21/47	79
	299	6.35%, due 2/12/48	248	(b)
	120	6.35%, due 2/12/48	99	(c)
	300	PLA Administradora Industrial S de RL de CV, 5.25%, due 11/10/22	303	(b)
	200	Sigma Alimentos SA de CV, 4.13%, due 5/2/26	185	(b)
	200	Trust F/1401, 6.95%, due 1/30/44	199	(b)
	211	Unifin Financiera SAB de CV SOFOM ENR, 7.38%, due 2/12/26	197	(c)
			7,279
Mongolia 0.1%
	200	Trade & Development Bank of Mongolia LLC, 9.38%, due 5/19/20	210	(b)
Nigeria 0.2%
	200	SEPLAT Petroleum Development Co. PLC, 9.25%, due 4/1/23	203	(c)
	200	Zenith Bank PLC, 7.38%, due 5/30/22	202	(b)
			405
Oman 0.1%
	242	Oztel Holdings SPC Ltd., 6.63%, due 4/24/28	237	(c)
Panama 0.1%
	200	C&W Senior Financing Designated Activity Co., 6.88%, due 9/15/27	191	(c)
Peru 1.0%
	100	BBVA Banco Continental SA, (5 year CMT + 2.75%), 5.25%, due 9/22/29	102	(b)(d)
	222	Fenix Power Peru SA, 4.32%, due 9/20/27	208	(c)
PEN	843	Fondo MIVIVIENDA SA, 7.00%, due 2/14/24	268	(c)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$200	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, due 6/1/28	$203	(c)
205	Inkia Energy Ltd., 5.88%, due 11/9/27	194	(c)
	Orazul Energy Egenor S en C por A
200	5.63%, due 4/28/27	182	(c)
200	5.63%, due 4/28/27	182	(b)
200	Petroleos del Peru SA, 4.75%, due 6/19/32	185	(c)
250	Southern Copper Corp., 6.75%, due 4/16/40	285
200	Volcan Cia Minera SAA, 5.38%, due 2/2/22	202	(b)
		2,011
Philippines 0.1%
200	VLL Int'l, Inc., 5.75%, due 11/28/24	184	(b)
Qatar 0.1%
100	Nakilat, Inc., 6.07%, due 12/31/33	109	(b)
Russia 1.2%
	Credit Bank of Moscow Via CBOM Finance PLC
319	5.88%, due 11/7/21	311	(c)
200	5.55%, due 2/14/23	185	(c)
300	Evraz Group SA, 5.38%, due 3/20/23	295	(b)
200	Gazprom OAO Via Gaz Capital SA, 4.95%, due 7/19/22	200	(b)
	GTH Finance BV
250	6.25%, due 4/26/20	253	(b)
200	7.25%, due 4/26/23	207	(b)
200	GTLK Europe DAC, 5.95%, due 7/19/21	196	(b)
200	Sberbank of Russia Via SB Capital SA, 5.13%, due 10/29/22	197	(b)
205	SCF Capital Ltd., 5.38%, due 6/16/23	197	(c)
200	VEON Holdings BV, 7.50%, due 3/1/22	214	(b)
300	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/25	296	(b)
		2,551
Singapore 0.2%
200	DBS Group Holdings Ltd., (5 year USD ICE Swap + 1.59%), 4.52%, due 12/11/28	202	(c)(d)
200	Oversea-Chinese Banking Corp. Ltd., 4.25%, due 6/19/24	198	(b)
		400
South Africa 0.9%
	Eskom Holdings SOC Ltd.
260	6.75%, due 8/6/23	243	(b)
400	7.13%, due 2/11/25	374	(c)
206	6.35%, due 8/10/28	199	(c)
200	FirstRand Bank Ltd., (5 year USD Swap + 3.56%), 6.25%, due 4/23/28	194	(b)(d)
318	Liquid Telecommunications Financing PLC, 8.50%, due 7/13/22	324	(c)
250	Petra Diamonds US Treasury PLC, 7.25%, due 5/1/22	240	(b)
200	SASOL Financing USA LLC, 5.88%, due 3/27/24	202
		1,776
Supranational 0.1%
205	Banque Ouest Africaine de Developpement, 5.00%, due 7/27/27	194	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	Thailand 0.3%
	$200	Krung Thai Bank PCL, (5 year CMT + 3.54%), 5.20%, due 12/26/24	$201	(b)(d)
	200	PTT PCL, 4.50%, due 10/25/42	183	(b)
	200	PTTEP Treasury Center Co. Ltd., (5 year CMT + 2.72%), 4.60%, due 7/17/22	192	(b)(d)(g)
			576
	Turkey 1.2%
	200	Akbank TAS, 5.13%, due 3/31/25	171	(c)
	200	Finansbank AS, 4.88%, due 5/19/22	185	(b)
	350	KOC Holding AS, 5.25%, due 3/15/23	328	(b)
		TC Ziraat Bankasi AS
	200	4.25%, due 7/3/19	197	(b)
	200	5.13%, due 5/3/22	178	(c)
	200	5.13%, due 9/29/23	169	(c)
	200	Turkcell Iletisim Hizmetleri AS, 5.80%, due 4/11/28	173	(c)
		Turkiye Garanti Bankasi AS
	200	4.75%, due 10/17/19	196	(b)
	200	5.88%, due 3/16/23	185	(b)
	300	(5 year USD Swap + 4.22%), 6.13%, due 5/24/27	248	(c)(d)
		Yapi ve Kredi Bankasi AS
	200	5.75%, due 2/24/22	181	(b)
	200	5.85%, due 6/21/24	170	(c)
			2,381
	United Arab Emirates 0.7%
		Abu Dhabi Crude Oil Pipeline LLC
	200	3.65%, due 11/2/29	185	(b)
	285	3.65%, due 11/2/29	263	(c)
	283	4.60%, due 11/2/47	267	(c)
	200	ADCB Finance Cayman Ltd., 4.00%, due 3/29/23	197	(c)
	200	DP World Ltd., 6.85%, due 7/2/37	223	(b)
	200	MDC-GMTN BV, 4.50%, due 11/7/28	199	(c)(f)(o)
			1,334
	Venezuela 0.3%
		Petroleos de Venezuela SA
	748	6.00%, due 5/16/24	129	(b)(h)
	1,631	6.00%, due 11/15/26	282	(b)(h)
	785	5.38%, due 4/12/27	139	(b)(h)
	650	5.38%, due 4/12/27	115	(b)(h)
			665
		Total Corporate Bonds (Cost $60,159)	55,943
	Foreign Government Securities 59.4%
	Albania 0.1%
EUR	101	Republic of Albania, 3.50%, due 10/9/25	114	(b)
	Angola 0.2%
	$458	Angolan Government International Bond, 9.38%, due 5/8/48	460	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Argentina 4.6%
ARS	1,471	Argentina Bonar Bonds, (BADLARPP + 2.00%), 52.76%, due 4/3/22	$41	(d)
ARS	12,804	Argentina Treasury Bill, 4.33%, due 1/31/19	376	(i)
ARS	1,500	Argentina Treasury Bond BONCER, 2.50%, due 7/22/21	66
ARS	3,904	Argentine Bonos del Tesoro, 18.20%, due 10/3/21	90
		Argentine Republic Government International Bond
EUR	2,701	7.82%, due 12/31/33	2,761	(e)
EUR	256	2.26%, due 12/31/38	159	(j)
EUR	2,754	2.26%, due 12/31/38	1,743	(e)(j)
	$1,557	6.88%, due 1/11/48	1,148	(e)
		Bonos de la Nacion Argentina con Ajuste por CER
ARS	11,496	3.75%, due 2/8/19	411
ARS	14,677	4.00%, due 3/6/20	481
		Bonos De La Nacion Argentina En Moneda Dua
	$514	4.50%, due 6/21/19	504
	536	4.50%, due 2/13/20	503
		City of Buenos Aires Argentina
ARS	22,502	(BADLARPP + 3.25%, Floor 22.50%), 53.94%, due 3/29/24	564	(d)
ARS	13,270	(BADLARPP + 3.75%), 48.70%, due 2/22/28	330	(d)
EUR	130	Provincia de Buenos Aires, 5.38%, due 1/20/23	121	(b)
			9,298
Azerbaijan 1.3%
	$210	Republic of Azerbaijan International Bond, 4.75%, due 3/18/24	207	(b)
		State Oil Co. of the Azerbaijan Republic
	1,700	4.75%, due 3/13/23	1,678	(b)(e)
	200	6.95%, due 3/18/30	212	(b)
	560	6.95%, due 3/18/30	592	(b)
			2,689
Belarus 0.1%
	210	Republic of Belarus International Bond, 7.63%, due 6/29/27	222	(b)
Belize 0.1%
	311	Belize Government International Bond, 4.94%, due 2/20/34	176	(b)
Bermuda 0.5%
		Bermuda Government International Bond
	800	4.85%, due 2/6/24	823	(b)
	200	3.72%, due 1/25/27	188	(b)
			1,011
Brazil 3.3%
BRL	1,425	Brazil Letras do Tesouro Nacional, 11.50%, due 1/1/19	379	(i)
	$600	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/28	581	(b)
		Brazil Notas do Tesouro Nacional
BRL	5,171	Ser. F, 10.00%, due 1/1/21	1,442
BRL	11,023	Ser. F, 10.00%, due 1/1/23	3,043
BRL	840	Ser. F, 10.00%, due 1/1/27	226

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Brazilian Government International Bond
	$400	4.63%, due 1/13/28	$376
	870	5.00%, due 1/27/45	727
			6,774
Chile 0.6%
		Bonos de la Tesoreria de la Republica en pesos
CLP	205,000	5.00%, due 3/1/35	298
CLP	525,000	6.00%, due 1/1/43	862
			1,160
Colombia 2.1%
		Colombia Government International Bond
COP	423,000	4.38%, due 3/21/23	126
COP	921,000	9.85%, due 6/28/27	352
	$230	6.13%, due 1/18/41	248
	310	5.63%, due 2/26/44	317
	630	5.00%, due 6/15/45	596
		Colombian TES
COP	807,300	Ser. B, 7.00%, due 5/4/22	259
COP	3,566,000	Ser. B, 10.00%, due 7/24/24	1,289	(e)
COP	717,400	Ser. B, 6.25%, due 11/26/25	216
COP	173,500	Ser. B, 6.00%, due 4/28/28	50
COP	1,579,200	Ser. B, 7.75%, due 9/18/30	505
COP	1,280,000	Ser. B, 7.00%, due 6/30/32	379	(f)
			4,337
Costa Rica 0.4%
		Costa Rica Government International Bond
	$720	7.00%, due 4/4/44	593	(b)
	280	7.16%, due 3/12/45	234	(b)
			827
Cote D'Ivoire 1.1%
		Ivory Coast Government International Bond
	250	6.38%, due 3/3/28	232	(b)
EUR	126	5.25%, due 3/22/30	130	(b)
	$509	5.75%, due 12/31/32	460	(b)(j)
	1,429	5.75%, due 12/31/32	1,293	(b)(e)(j)
EUR	117	6.63%, due 3/22/48	118	(b)
			2,233
Croatia 0.9%
		Croatia Government International Bond
EUR	453	3.00%, due 3/11/25	549	(b)(e)
EUR	710	3.00%, due 3/20/27	840	(b)
EUR	488	2.75%, due 1/27/30	549	(b)
			1,938

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Czech Republic 0.9%
		Czech Republic Government Bond
CZK	23,650	0.68%, due 7/17/19	$1,024	(b)(i)
CZK	20,930	1.50%, due 10/29/19	915	(b)
			1,939
Dominican Republic 0.3%
DOP	4,900	Dominican Republic Bond, 11.25%, due 2/5/27	101	(b)
		Dominican Republic International Bond
	$100	7.45%, due 4/30/44	104	(b)(k)
	410	6.85%, due 1/27/45	404	(b)
			609
Ecuador 0.3%
		Ecuador Government International Bond
	300	7.95%, due 6/20/24	268	(b)
	200	9.65%, due 12/13/26	186	(b)
	200	8.88%, due 10/23/27	176	(b)
			630
Egypt 0.6%
		Egypt Government International Bond
	600	8.50%, due 1/31/47	565	(b)
	630	7.90%, due 2/21/48	563	(b)
			1,128
El Salvador 0.1%
		El Salvador Government International Bond
	150	7.75%, due 1/24/23	151	(b)
	100	7.65%, due 6/15/35	92	(b)
			243
Ghana 0.7%
GHS	1	Ghana Government Bond, 24.75%, due 7/19/21	—
		Ghana Government International Bond
	$362	7.63%, due 5/16/29	346	(b)
	600	10.75%, due 10/14/30	719	(b)(e)
	316	8.63%, due 6/16/49	296	(b)
			1,361
Hungary 1.4%
		Hungary Government Bond
HUF	118,990	1.75%, due 10/26/22	408
HUF	416,330	3.00%, due 6/26/24	1,460	(e)
HUF	114,060	3.00%, due 10/27/27	381	(e)
	$460	Hungary Government International Bond, 7.63%, due 3/29/41	623
			2,872

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Indonesia 5.0%
		Indonesia Government International Bond
EUR	570	3.75%, due 6/14/28	$696	(b)(e)
	$550	8.50%, due 10/12/35	721	(b)(e)
	370	5.13%, due 1/15/45	348	(b)
		Indonesia Treasury Bond
IDR	3,500,000	7.88%, due 4/15/19	231
IDR	2,732,000	7.00%, due 5/15/22	173
IDR	10,400,000	8.38%, due 3/15/24	677	(e)
IDR	17,500,000	7.00%, due 5/15/27	1,037	(e)
IDR	22,804,000	6.13%, due 5/15/28	1,260	(e)
IDR	9,975,000	9.00%, due 3/15/29	669	(e)
IDR	6,157,000	8.25%, due 5/15/29	394
IDR	11,204,000	8.75%, due 5/15/31	733	(e)
IDR	3,500,000	7.50%, due 8/15/32	204
IDR	17,977,000	6.63%, due 5/15/33	974
IDR	11,044,000	8.38%, due 3/15/34	693	(e)
IDR	12,683,000	8.25%, due 5/15/36	781	(e)
IDR	12,585,000	7.50%, due 5/15/38	712	(e)
			10,303
Jamaica 0.1%
	$200	Jamaica Government International Bond, 6.75%, due 4/28/28	217
Kenya 0.1%
	290	Kenya Government International Bond, 8.25%, due 2/28/48	264	(b)
Lebanon 0.1%
		Lebanon Government International Bond
	87	6.85%, due 3/23/27	70	(b)
	281	6.65%, due 2/26/30	219	(b)
			289
Malaysia 3.3%
	$1,000	1MDB Global Investments Ltd., 4.40%, due 3/9/23	935	(b)(e)
		Malaysia Government Bond
MYR	6,399	3.49%, due 3/31/20	1,529	(e)
MYR	400	4.05%, due 9/30/21	97
MYR	1,500	3.76%, due 4/20/23	357
MYR	2,500	3.80%, due 8/17/23	595	(e)
MYR	2,300	4.18%, due 7/15/24	555
MYR	3,000	4.06%, due 9/30/24	718	(e)
MYR	1,500	3.96%, due 9/15/25	355
MYR	1,700	3.90%, due 11/16/27	397
MYR	800	3.73%, due 6/15/28	185
MYR	1,835	4.23%, due 6/30/31	427
MYR	350	4.94%, due 9/30/43	83
MYR	2,000	Malaysia Government Investment Issue, 4.07%, due 9/30/26	474
			6,707

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Mexico 3.0%
		Mexican Bonos
MXN	4,930	Ser. M20, 10.00%, due 12/5/24	$257	(f)
MXN	6,597	Ser. M20, 7.50%, due 6/3/27	299
MXN	1,278	Ser. M20, 8.50%, due 5/31/29	61
MXN	4,748	Ser. M20, 8.50%, due 5/31/29	227
MXN	3,473	Ser. M, 7.75%, due 5/29/31	156
MXN	3,634	Ser. M30, 8.50%, due 11/18/38	171
MXN	11,620	Ser. M, 7.75%, due 11/13/42	498
		Mexico Cetes Treasury Bill
MXN	420,000	7.71%, due 12/6/18	2,051	(i)
MXN	225,000	7.76%, due 3/14/19	1,075	(i)
	$1,540	Mexico Government International Bond, 5.75%, due 10/12/10	1,422	(e)
			6,217
Mongolia 0.7%
	200	Development Bank of Mongolia LLC, 7.25%, due 10/23/23	195	(c)
		Mongolia Government International Bond
	400	10.88%, due 4/6/21	444	(b)
	300	5.63%, due 5/1/23	286	(b)
	200	8.75%, due 3/9/24	215	(b)
	242	8.75%, due 3/9/24	260	(b)
			1,400
Montenegro 0.1%
EUR	111	Montenegro Government International Bond, 3.38%, due 4/21/25	124	(b)
Nigeria 0.7%
		Nigeria Government International Bond
	$240	6.50%, due 11/28/27	220	(b)
	600	7.14%, due 2/23/30	551	(b)
	600	7.88%, due 2/16/32	576	(b)
			1,347
Oman 0.7%
		Oman Government International Bond
	230	5.63%, due 1/17/28	219	(b)
	352	6.50%, due 3/8/47	314	(b)
	400	6.75%, due 1/17/48	365	(b)
	615	6.75%, due 1/17/48	560	(b)
			1,458
Paraguay 0.1%
	230	Paraguay Government International Bond, 6.10%, due 8/11/44	231	(b)
Peru 1.9%
PEN	1,347	Peru Government Bond, 6.15%, due 8/12/32	397	(b)
		Peruvian Government International Bond
PEN	1,641	5.70%, due 8/12/24	506	(c)
PEN	1,156	5.70%, due 8/12/24	356	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
PEN	1,411	8.20%, due 8/12/26	$487	(b)
PEN	622	6.35%, due 8/12/28	192	(c)
PEN	2,258	6.35%, due 8/12/28	696	(b)
EUR	684	3.75%, due 3/1/30	917	(e)
PEN	1,065	6.95%, due 8/12/31	337	(b)
			3,888
Philippines 0.1%
PHP	12,000	Philippine Government International Bond, 3.90%, due 11/26/22	208
Poland 2.4%
		Poland Government Bond
PLN	1,638	3.25%, due 7/25/25	436
PLN	3,011	2.50%, due 7/25/26	756
PLN	9,505	2.50%, due 7/25/27	2,358	(e)
PLN	5,192	2.75%, due 4/25/28	1,302
			4,852
Qatar 0.3%
		Qatar Government International Bond
	$200	3.88%, due 4/23/23	201	(b)
	275	4.50%, due 4/23/28	280	(b)
	213	5.10%, due 4/23/48	216	(b)
			697
Romania 1.5%
		Romania Government Bond
RON	3,200	3.40%, due 3/8/22	743	(e)
RON	430	3.50%, due 12/19/22	100
RON	5,665	4.25%, due 6/28/23	1,348	(e)
RON	1,230	3.25%, due 4/29/24	275
		Romanian Government International Bond
EUR	175	2.50%, due 2/8/30	186	(b)
EUR	380	3.88%, due 10/29/35	426	(b)
			3,078
Russia 1.7%
		Russian Federal Bond - OFZ
RUB	93,583	7.75%, due 9/16/26	1,366	(e)
RUB	37,631	8.50%, due 9/17/31	571
RUB	45,571	7.70%, due 3/23/33	648	(e)
		Russian Foreign Bond - Eurobond
	$200	4.75%, due 5/27/26	197	(b)
	200	4.25%, due 6/23/27	189	(b)
	17	7.50%, due 3/31/30	19	(b)(j)
	600	5.25%, due 6/23/47	556	(b)
			3,546

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Saudi Arabia 0.1%
	$200	Saudi Government International Bond, 4.50%, due 4/17/30	$197	(b)
Serbia 0.7%
		Serbia International Bond
	175	4.88%, due 2/25/20	176	(b)
	500	4.88%, due 2/25/20	504	(b)
	470	7.25%, due 9/28/21	507	(b)
	200	7.25%, due 9/28/21	216	(b)
			1,403
South Africa 4.2%
		Republic of South Africa Government Bond
ZAR	1,728	7.75%, due 2/28/23	113
ZAR	1,040	10.50%, due 12/21/26	75
ZAR	3,640	10.50%, due 12/21/26	262	(e)
ZAR	26,888	8.00%, due 1/31/30	1,601	(e)
ZAR	18,081	8.88%, due 2/28/35	1,105
ZAR	1,500	8.50%, due 1/31/37	88
ZAR	30,056	9.00%, due 1/31/40	1,813	(e)
ZAR	28,320	8.75%, due 1/31/44	1,658	(e)
ZAR	20,512	8.75%, due 2/28/48	1,198	(e)
		Republic of South Africa Government International Bond
	$277	5.88%, due 6/22/30	261
	273	5.65%, due 9/27/47	230
	200	6.30%, due 6/22/48	180
			8,584
Sri Lanka 1.9%
		Sri Lanka Government Bonds
LKR	85,000	Ser. A, 11.50%, due 12/15/21	490	(e)
LKR	14,000	Ser. A, 10.00%, due 3/15/23	76
LKR	93,000	11.00%, due 6/1/26	510
LKR	32,000	Ser. A, 11.50%, due 8/1/26	180
LKR	74,000	Ser. A, 11.75%, due 6/15/27	421
		Sri Lanka Government International Bond
	$700	5.88%, due 7/25/22	646	(b)
	300	6.85%, due 11/3/25	272	(b)
	350	6.20%, due 5/11/27	299	(b)
	1,014	6.75%, due 4/18/28	892	(b)(e)
			3,786
Thailand 4.7%
		Bank of Thailand Bill
THB	37,425	1.22%, due 11/29/18	1,128	(i)
THB	55,365	Ser. 364, 1.32%, due 12/6/18	1,668	(e)(i)
THB	18,425	1.41%, due 12/6/18	555	(i)
THB	40,375	1.43%, due 2/28/19	1,212	(i)
THB	9,000	1.44%, due 3/14/19	270	(i)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Thailand Government Bond
THB	24,828	3.88%, due 6/13/19	$759	(e)
THB	10,000	2.40%, due 12/17/23	301
THB	2,457	3.85%, due 12/12/25	80
THB	26,500	2.13%, due 12/17/26	763	(e)
THB	4,000	2.88%, due 12/17/28	121
THB	4,400	4.88%, due 6/22/29	155
THB	43,000	3.65%, due 6/20/31	1,365	(e)
THB	5,000	3.78%, due 6/25/32	159
THB	30,500	3.40%, due 6/17/36	936
THB	1,248	2.88%, due 6/17/46	34
			9,506
Tunisia 0.2%
EUR	460	Banque Centrale de Tunisie International Bond, 5.63%, due 2/17/24	485	(b)
Turkey 4.6%
		Export Credit Bank of Turkey
	$200	5.38%, due 2/8/21	189	(c)
	420	5.38%, due 10/24/23	371	(c)
	200	6.13%, due 5/3/24	179	(c)
		Turkey Government Bond
TRY	1,489	7.40%, due 2/5/20	225
TRY	600	10.70%, due 2/17/21	86
TRY	1,909	9.20%, due 9/22/21	260
TRY	1,789	9.50%, due 1/12/22	236
TRY	6,608	11.00%, due 3/2/22	919	(e)
TRY	7,523	10.70%, due 8/17/22	1,030	(e)
TRY	1,336	8.50%, due 9/14/22	172
TRY	9,367	12.20%, due 1/18/23	1,324	(e)
TRY	3,802	16.20%, due 6/14/23	616
TRY	2,761	3.00%, due 8/2/23	499
TRY	1,729	10.60%, due 2/11/26	220
TRY	1,720	11.00%, due 2/24/27	217
		Turkey Government International Bond
	$303	7.25%, due 12/23/23	302
	280	4.25%, due 4/14/26	230
	250	4.88%, due 10/9/26	211
	620	6.00%, due 3/25/27	558
	322	5.13%, due 2/17/28	272
	597	6.13%, due 10/24/28	532
	670	6.00%, due 1/14/41	533
	200	5.75%, due 5/11/47	151
			9,332
Ukraine 1.2%
		Ukraine Government International Bond
	202	8.99%, due 2/1/24	200	(b)(f)
	504	7.75%, due 9/1/25	463	(b)
	630	7.75%, due 9/1/26	569	(b)
	166	7.75%, due 9/1/27	148	(b)
	200	9.75%, due 11/1/28	198	(b)(f)
	486	7.38%, due 9/25/32	405	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	$286	0.00%, due 5/31/40	$146	(c)(l)
	170	0.00%, due 5/31/40	87	(b)(l)
	310	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/22	313	(c)
			2,529
	Uruguay 0.2%
	235	Uruguay Government International Bond, 5.10%, due 6/18/50	223
UYU	5,920	Uruguay Monetary Regulation Bill, Ser. 0001, 9.09%, due 2/8/19	176	(i)
			399
	Venezuela 0.1%
	$556	Venezuela Government International Bond, 8.25%, due 10/13/24	139	(b)(h)
	Zambia 0.1%
	220	Zambia Government International Bond, 8.97%, due 7/30/27	149	(b)
		Total Foreign Government Securities (Cost $134,641)	121,356
	U.S. Treasury Obligations 6.2%
	12,680,600	U.S. Treasury Bill, 2.22%, due 2/17/19 (Cost $12,604)	12,601	(i)
	NUMBER OF SHARES
	Short-Term Investments 5.3%
	Investment Companies 5.3%
	10,769,496	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(m) (Cost $10,769)	10,769	(e)
		Total Investments 98.3% (Cost $218,173)	200,669
		Other Assets Less Liabilities 1.7%	3,496	(n)
		Net Assets 100.0%	$204,165

(a)  Principal amount is stated in the currency in which the security is denominated.

ARS = Argentine Peso

BRL = Brazilian Real

CLP = Chilean Peso

COP = Colombian Peso

CZK = Czech Koruna

DOP = Dominican Peso

EUR = Euro

GHS = Ghanaian Cedi

HUF = Hungarian Forint

IDR = Indonesian Rupiah

LKR = Sri Lankan Rupee

MXN = Mexican Peso

MYR = Malaysian Ringgit

PEN = Peruvian Nuevo Sol

PHP = Philippine Peso

PLN = Polish Zloty

RON = New Romanian Leu

RUB = Russian Ruble

THB = Thai Baht

TRY = Turkish Lira

UYU = Uruguayan Peso

ZAR = South African Rand

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2018 amounted to approximately $65,634,000, which represents 32.1% of net assets of the Fund.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $21,574,000, which represents 10.6% of net assets of the Fund. Securities denoted with a (c) but without a (k) have been deemed by the investment manager to be liquid.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

Benchmarks for Variable/Floating Rates:

BADLARPP = Argentina Deposit Rates Badlar Private Banks

CMT = Constant Maturity Treasury

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

(e)  All or a portion of this security is segregated in connection with when-issued securities, futures, forward foreign currency contracts and/or swaps with a total value of approximately $55,845,000.

(f)  When-issued security. Total value of all such securities at October 31, 2018 amounted to approximately $1,792,000, which represents 0.9% of net assets of the Fund.

(g)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(h)  Defaulted security.

(i)  Rate shown was the discount rate at the date of purchase.

(j)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2018.

(k)  Illiquid security.

(l)  Currently a zero coupon security; will convert to variable in 2021 where it will be linked to the IMF Ukraine GDP Index.

(m)  Represents 7-day effective yield as of October 31, 2018.

(n)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

(o)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to approximately $418,000, which represents 0.2% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Foreign Government*	$111,960	54.8%
Banks	14,288	7.0%
Oil & Gas	13,963	6.8%
U.S. Treasury Obligations	12,601	6.2%
Electric	6,128	3.0%
Telecommunications	3,750	1.8%
Real Estate	3,180	1.6%
Diversified Financial Services	2,764	1.4%
Pipelines	2,465	1.2%
Mining	2,079	1.0%
Iron—Steel	1,652	0.8%
Food	1,539	0.8%
Engineering & Construction	1,377	0.7%
Chemicals	1,360	0.7%
Lodging	1,079	0.5%
Municipal	894	0.4%
Building Materials	718	0.4%
Regional (state/province)	702	0.3%
Retail	628	0.3%
Forest Products & Paper	593	0.3%
Pharmaceuticals	584	0.3%
Holding Companies—Diversified	527	0.3%
Real Estate Investment Trusts	502	0.2%
Insurance	491	0.2%
Transportation	404	0.2%
Energy—Alternate Sources	372	0.2%
Media	369	0.2%
Gas	356	0.2%
Metal Fabricate—Hardware	277	0.1%
Beverages	246	0.1%
Healthcare—Services	236	0.1%
Water	230	0.1%
Commercial Services	223	0.1%
Oil & Gas Services	219	0.1%
Investment Companies	199	0.1%
Auto Manufacturers	195	0.1%
Multi-National	194	0.1%
Miscellaneous Manufacturer	191	0.1%
Internet	183	0.1%
Electronics	182	0.1%
Short-Term Investments and Other Assets—Net	14,265	7.0%
	$204,165	100.0%

*Foreign governments do not constitute an industry.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	77	U.S. Treasury Note, 10 Year	$9,119,688	$(114,446)
12/2018	8	U.S. Treasury Note, 5 Year	899,063	(7,938)
Total Long Positions			$10,018,751	$(122,384)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	63	Euro-Bund	$(11,435,668)	$15,474
12/2018	8	Euro-Buxl Bond, 30 Year	(1,602,927)	(2,242)
12/2018	6	U.S. Treasury Long Bond	(828,750)	38,544
12/2018	10	U.S. Treasury Note, 10 Year	(1,184,375)	20,140
12/2018	5	U.S. Treasury Ultra Long Bond	(746,094)	52,011
Total Short Positions			$(15,797,814)	$123,927
Total Futures				$1,543

At October 31, 2018, the Fund had $404,092 deposited in a segregated account to cover margin requirements on open futures.

At October 31, 2018, the average notional value of futures for the Fund was $9,806,656 for long positions and $(19,406,601) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
6,383,888	BRL	1,516,053	USD	JPMorgan Chase Bank N.A.	12/11/2018	$193,526
2,395,814	BRL	614,311	USD	Citibank, N.A.	1/15/2019	25,635
15,719,984	BRL	3,851,238	USD	Goldman Sachs International	1/15/2019	347,727
2,149,219	BRL	532,948	USD	Goldman Sachs International	1/15/2019	41,130
1,635,992	BRL	432,768	USD	Goldman Sachs International	1/15/2019	4,222
1,477,166	USD	5,526,079	BRL	JPMorgan Chase Bank N.A.	1/15/2019	1,095
500,652	USD	329,579,501	CLP	Citibank, N.A.	11/19/2018	27,060
474,836	USD	311,658,614	CLP	Goldman Sachs International	11/19/2018	26,995
490,457	USD	331,548,784	CLP	Goldman Sachs International	11/19/2018	14,035
482,927	USD	331,649,819	CLP	Goldman Sachs International	11/19/2018	6,359

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
972,565	USD	6,690,668	CNY	JPMorgan Chase Bank N.A.	11/9/2018	$12,325
1,026,075	USD	7,182,525	CNY	JPMorgan Chase Bank N.A.	10/18/2019	9,700
1,424,753,070	COP	441,100	USD	JPMorgan Chase Bank N.A.	1/18/2019	127
1,105,446	EUR	29,341,852	CZK	Goldman Sachs International	12/20/2018	29,639
431,730	EUR	11,531,503	CZK	Goldman Sachs International	12/20/2018	14,738
118,192	EUR	3,150,395	CZK	Goldman Sachs International	12/20/2018	3,750
225,139	EUR	5,888,889	CZK	JPMorgan Chase Bank N.A.	12/20/2018	2,221
28,499,246	EGP	1,501,343	USD	JPMorgan Chase Bank N.A.	4/15/2019	18,803
13,473,818	CZK	528,042	EUR	Goldman Sachs International	12/19/2018	9,684
7,793,789	CZK	304,257	EUR	Goldman Sachs International	12/19/2018	4,256
22,339,217	CZK	861,387	EUR	Goldman Sachs International	12/19/2018	28
22,367,357	CZK	863,438	EUR	JPMorgan Chase Bank N.A.	12/19/2018	1,126
5,397,658	CZK	208,767	EUR	Goldman Sachs International	12/20/2018	704
2,735,790	CZK	105,691	EUR	Goldman Sachs International	12/20/2018	218
3,740,461	PLN	862,614	EUR	Citibank, N.A.	1/15/2019	6,919
434,175	PLN	100,597	EUR	Citibank, N.A.	1/15/2019	1,338
304,647	PLN	70,390	EUR	Citibank, N.A.	1/15/2019	716
389,622	PLN	90,428	EUR	Goldman Sachs International	1/15/2019	1,376
1,861,021	PLN	430,936	EUR	JPMorgan Chase Bank N.A.	1/15/2019	5,442
1,860,718	PLN	430,836	EUR	JPMorgan Chase Bank N.A.	1/15/2019	5,407
12,157,752	USD	10,684,912	EUR	Citibank, N.A.	11/5/2018	52,691
398,037	USD	337,239	EUR	Citibank, N.A.	11/5/2018	15,975
497,515	USD	438,034	EUR	Citibank, N.A.	11/5/2018	1,261
249,109	USD	218,936	EUR	Citibank, N.A.	11/5/2018	1,074
200,345	USD	173,554	EUR	Goldman Sachs International	11/5/2018	3,724
595,752	USD	514,987	EUR	JPMorgan Chase Bank N.A.	11/5/2018	12,317
249,152	USD	211,208	EUR	JPMorgan Chase Bank N.A.	11/5/2018	9,872
224,293	USD	189,679	EUR	JPMorgan Chase Bank N.A.	11/5/2018	9,404
199,967	USD	172,325	EUR	JPMorgan Chase Bank N.A.	11/5/2018	4,738
123,791	USD	105,599	EUR	JPMorgan Chase Bank N.A.	11/5/2018	4,157
125,890	USD	108,090	EUR	JPMorgan Chase Bank N.A.	11/5/2018	3,434
144,287	USD	124,761	EUR	JPMorgan Chase Bank N.A.	11/5/2018	2,944
99,743	USD	85,952	EUR	JPMorgan Chase Bank N.A.	11/5/2018	2,367
123,379	USD	107,240	EUR	JPMorgan Chase Bank N.A.	11/5/2018	1,885
81,441	USD	70,807	EUR	JPMorgan Chase Bank N.A.	11/5/2018	1,223
32,309	USD	27,935	EUR	JPMorgan Chase Bank N.A.	11/5/2018	662
6,446,957	USD	5,540,000	EUR	State Street Bank and Trust Company	11/5/2018	170,626
4,264,410	USD	3,670,000	EUR	Citibank, N.A.	12/5/2018	96,689
448,963	USD	393,528	EUR	Goldman Sachs International	12/5/2018	2,066
400,696	USD	350,207	EUR	JPMorgan Chase Bank N.A.	12/5/2018	2,994
125,039	USD	109,440	EUR	JPMorgan Chase Bank N.A.	12/5/2018	757
5,851,225	USD	5,150,000	EUR	State Street Bank and Trust Company	12/5/2018	2,788
114,832	EUR	37,334,594	HUF	Goldman Sachs International	1/29/2019	85
1,132,800,000	KRW	992,944	USD	Goldman Sachs International	12/4/2018	341
2,133,225	USD	2,396,800,000	KRW	Goldman Sachs International	11/9/2018	33,439
1,029,512	USD	1,165,140,018	KRW	Citibank, N.A.	11/16/2018	8,510

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
20,696	USD	23,566,319	KRW	JPMorgan Chase Bank N.A.	11/16/2018	$45
508,491	USD	564,221,284	KRW	Goldman Sachs International	12/4/2018	13,759
490,739	USD	544,000,000	KRW	Goldman Sachs International	12/4/2018	13,738
993,946	USD	1,132,800,000	KRW	Goldman Sachs International	12/4/2018	661
976,882	USD	1,088,148,372	KRW	JPMorgan Chase Bank N.A.	12/4/2018	22,749
9,751,326	MXN	458,365	USD	Citibank, N.A.	4/3/2019	10,007
3,911,700	MXN	185,972	USD	Citibank, N.A.	4/3/2019	1,913
991,109	USD	19,269,975	MXN	Goldman Sachs International	11/29/2018	46,240
442,041	USD	8,577,291	MXN	Citibank, N.A.	4/3/2019	30,059
1,110,489	USD	22,517,687	MXN	Citibank, N.A.	4/3/2019	28,926
984,001	USD	20,055,762	MXN	Citibank, N.A.	4/3/2019	20,688
222,134	USD	4,406,232	MXN	Citibank, N.A.	4/3/2019	10,495
80,142	USD	1,583,097	MXN	Citibank, N.A.	4/3/2019	4,103
5,127	USD	100,000	MXN	Citibank, N.A.	4/3/2019	324
983,860	USD	18,974,536	MXN	Goldman Sachs International	4/3/2019	72,481
499,622	USD	9,783,829	MXN	Goldman Sachs International	4/3/2019	29,688
576,101	USD	11,379,990	MXN	Goldman Sachs International	4/3/2019	29,501
496,230	USD	9,779,064	MXN	Goldman Sachs International	4/3/2019	26,525
1,038,811	USD	20,417,835	MXN	JPMorgan Chase Bank N.A.	4/3/2019	58,108
1,184,069	USD	23,515,602	MXN	JPMorgan Chase Bank N.A.	4/3/2019	54,574
401,285	USD	8,132,749	MXN	JPMorgan Chase Bank N.A.	4/3/2019	10,655
618,967	USD	12,693,878	MXN	JPMorgan Chase Bank N.A.	4/3/2019	9,259
1,129,871	USD	4,622,304	MYR	Standard Chartered Bank	11/7/2018	25,058
1,037,770	USD	4,300,000	MYR	Standard Chartered Bank	12/3/2018	11,517
485,909	USD	2,000,000	MYR	Standard Chartered Bank	12/4/2018	8,578
280,650	USD	1,164,528	MYR	Standard Chartered Bank	12/4/2018	2,717
549,109	USD	2,300,000	MYR	Standard Chartered Bank	12/4/2018	179
1,770,056	USD	7,369,807	MYR	Standard Chartered Bank	1/23/2019	11,000
6,200,000	PHP	115,797	USD	Goldman Sachs International	11/5/2018	80
54,300,000	PHP	1,013,438	USD	JPMorgan Chase Bank N.A.	11/13/2018	4,178
6,200,000	PHP	115,295	USD	Goldman Sachs International	12/19/2018	606
976,522	EUR	4,700,000	RON	Citibank, N.A.	3/1/2019	21,106
976,695	EUR	4,699,857	RON	Citibank, N.A.	3/1/2019	20,873
954,159	EUR	4,600,000	RON	Citibank, N.A.	3/7/2019	21,733
152,733	EUR	733,416	RON	Citibank, N.A.	3/7/2019	2,774
113,176	EUR	542,233	RON	Citibank, N.A.	3/7/2019	1,756
193,229	EUR	914,530	RON	Goldman Sachs International	3/7/2019	274
230,757,508	RUB	3,367,838	USD	Citibank, N.A.	11/6/2018	133,377
33,067,507	RUB	500,568	USD	Citibank, N.A.	11/6/2018	1,156
5,842,679	RUB	88,365	USD	Citibank, N.A.	11/6/2018	284
39,526,473	RUB	564,664	USD	Goldman Sachs International	11/6/2018	35,059
18,716,114	RUB	276,057	USD	Goldman Sachs International	11/6/2018	7,917
32,439,243	RUB	490,093	USD	Goldman Sachs International	11/6/2018	2,098
4,947,249	RUB	74,142	USD	Goldman Sachs International	11/6/2018	921
64,038,834	RUB	944,247	USD	JPMorgan Chase Bank N.A.	11/6/2018	27,395
40,830,317	RUB	594,068	USD	JPMorgan Chase Bank N.A.	11/6/2018	25,438

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
262,868	USD	17,291,472	RUB	Citibank, N.A.	11/6/2018	$510
466,660	USD	30,611,785	RUB	Goldman Sachs International	11/6/2018	2,197
4,340,664	USD	285,990,433	RUB	Goldman Sachs International	11/6/2018	1,417
143,573	USD	9,452,734	RUB	Goldman Sachs International	11/6/2018	149
260,018	USD	17,127,737	RUB	Goldman Sachs International	11/6/2018	144
995,694	USD	1,359,023	SGD	JPMorgan Chase Bank N.A.	11/13/2018	14,342
33,216	USD	45,329	SGD	JPMorgan Chase Bank N.A.	11/13/2018	484
44,769,725	THB	1,344,479	USD	JPMorgan Chase Bank N.A.	11/5/2018	6,111
3,619,092	THB	109,460	USD	JPMorgan Chase Bank N.A.	1/14/2019	5
1,001,531	USD	32,700,000	THB	Citibank, N.A.	11/5/2018	15,055
309,119	USD	10,000,677	THB	Citibank, N.A.	11/5/2018	7,424
477,385	USD	15,615,038	THB	JPMorgan Chase Bank N.A.	11/5/2018	6,319
215,041	USD	7,036,411	THB	JPMorgan Chase Bank N.A.	11/5/2018	2,770
207,427	USD	6,873,510	THB	Standard Chartered Bank	11/5/2018	71
3,172,877	TRY	511,458	USD	Citibank, N.A.	12/7/2018	44,068
3,088,855	TRY	524,963	USD	Citibank, N.A.	12/7/2018	15,852
2,683,403	TRY	461,674	USD	Citibank, N.A.	12/7/2018	8,152
2,068,345	TRY	358,483	USD	Citibank, N.A.	12/7/2018	3,654
3,421,519	TRY	489,037	USD	Goldman Sachs International	12/7/2018	110,022
2,936,485	TRY	440,134	USD	Goldman Sachs International	12/7/2018	74,003
1,872,220	TRY	279,895	USD	Goldman Sachs International	12/7/2018	47,904
1,695,895	TRY	249,936	USD	Goldman Sachs International	12/7/2018	46,991
3,172,687	TRY	511,202	USD	Goldman Sachs International	12/7/2018	44,291
2,395,827	TRY	375,723	USD	Goldman Sachs International	12/7/2018	43,752
1,145,000	TRY	165,386	USD	Goldman Sachs International	12/7/2018	35,087
1,700,000	TRY	264,206	USD	Goldman Sachs International	12/7/2018	33,440
1,200,978	TRY	193,507	USD	Goldman Sachs International	12/7/2018	16,767
644,971	TRY	100,362	USD	Goldman Sachs International	12/7/2018	12,563
3,137,207	TRY	542,665	USD	Goldman Sachs International	12/7/2018	6,616
1,546,282	TRY	250,087	USD	Goldman Sachs International	3/11/2019	5,894
1,157,185	TRY	187,313	USD	Goldman Sachs International	3/11/2019	4,255
4,271,145	USD	129,424,234	TWD	Citibank, N.A.	1/9/2019	69,089
3,294,177	USD	47,797,919	ZAR	JPMorgan Chase Bank N.A.	12/11/2018	69,703
7,448,390	ZAR	494,866	USD	Goldman Sachs International	12/11/2018	7,607
1,304,635	ZAR	87,933	USD	Goldman Sachs International	12/11/2018	78
10,884,610	ZAR	725,985	USD	JPMorgan Chase Bank N.A.	12/11/2018	8,296
Total unrealized appreciation						$2,887,978
355,600	USD	15,000,000	ARS	Goldman Sachs International	11/20/2018	(52,976)
224,683	USD	9,603,162	ARS	JPMorgan Chase Bank N.A.	11/20/2018	(36,892)
365,408	USD	15,000,000	ARS	JPMorgan Chase Bank N.A.	11/20/2018	(43,168)
366,584	USD	14,945,638	ARS	Citibank, N.A.	11/27/2018	(37,035)
968,976	USD	4,026,774	BRL	Goldman Sachs International	12/11/2018	(109,378)
600,499	USD	2,248,870	BRL	Citibank, N.A.	1/15/2019	(196)
264,490	USD	1,065,922	BRL	Goldman Sachs International	1/15/2019	(20,228)
326,155,973	CLP	478,867	USD	Citibank, N.A.	11/19/2018	(10,194)
100,653,439	CLP	144,638	USD	Goldman Sachs International	11/19/2018	(3)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
637,317,796	CLP	966,365	USD	Goldman Sachs International	11/19/2018	$(50,565)
988,496,096	CLP	1,494,575	USD	Goldman Sachs International	11/19/2018	(74,146)
337,189,745	CLP	498,986	USD	JPMorgan Chase Bank N.A.	11/19/2018	(14,458)
13,190,425,982	COP	4,297,956	USD	JPMorgan Chase Bank N.A.	11/26/2018	(205,416)
782,282,382	COP	255,148	USD	JPMorgan Chase Bank N.A.	1/18/2019	(12,885)
4,309,750	EUR	110,114,818	CZK	Goldman Sachs International	12/19/2018	(72,691)
833,081	EUR	21,318,549	CZK	JPMorgan Chase Bank N.A.	12/20/2018	(12,492)
327,275	EUR	8,403,909	CZK	Standard Chartered Bank	12/20/2018	(3,637)
44,023,750	CZK	1,689,647	EUR	Goldman Sachs International	12/20/2018	(9,132)
16,794	EUR	19,820	USD	Citibank, N.A.	11/5/2018	(793)
214,389	EUR	249,113	USD	Citibank, N.A.	11/5/2018	(6,229)
430,812	EUR	499,984	USD	Citibank, N.A.	11/5/2018	(11,912)
7,959,192	EUR	9,384,665	USD	Citibank, N.A.	11/5/2018	(367,603)
204,279	EUR	232,485	USD	Goldman Sachs International	11/5/2018	(1,055)
1,142,634	EUR	1,296,883	USD	Goldman Sachs International	11/5/2018	(2,379)
373,012	EUR	427,898	USD	Goldman Sachs International	11/5/2018	(5,309)
112,614	EUR	132,904	USD	Goldman Sachs International	11/5/2018	(5,322)
256,860	EUR	296,740	USD	Goldman Sachs International	11/5/2018	(5,741)
390,604	EUR	450,007	USD	Goldman Sachs International	11/5/2018	(7,487)
339,417	EUR	398,748	USD	Goldman Sachs International	11/5/2018	(14,218)
219,013	EUR	248,590	USD	JPMorgan Chase Bank N.A.	11/5/2018	(467)
86,777	EUR	100,051	USD	JPMorgan Chase Bank N.A.	11/5/2018	(1,741)
86,271	EUR	99,563	USD	JPMorgan Chase Bank N.A.	11/5/2018	(1,826)
197,492	EUR	226,514	USD	JPMorgan Chase Bank N.A.	11/5/2018	(2,773)
111,974	EUR	130,327	USD	JPMorgan Chase Bank N.A.	11/5/2018	(3,470)
216,964	EUR	250,017	USD	JPMorgan Chase Bank N.A.	11/5/2018	(4,216)
216,939	EUR	250,266	USD	JPMorgan Chase Bank N.A.	11/5/2018	(4,493)
215,406	EUR	250,001	USD	JPMorgan Chase Bank N.A.	11/5/2018	(5,965)
260,058	EUR	300,987	USD	JPMorgan Chase Bank N.A.	11/5/2018	(6,365)
346,834	EUR	401,446	USD	JPMorgan Chase Bank N.A.	11/5/2018	(8,514)
172,923	EUR	200,564	USD	Standard Chartered Bank	11/5/2018	(4,657)
10,684,912	EUR	12,186,224	USD	Citibank, N.A.	12/5/2018	(52,237)
175,092	EUR	199,936	USD	Standard Chartered Bank	12/5/2018	(1,098)
210,966	EUR	269,228	USD	Standard Chartered Bank	12/20/2018	(29,241)
7,507,441	RON	1,598,090	EUR	Goldman Sachs International	12/11/2018	(5,730)
9,399,857	RON	1,970,827	EUR	Citibank, N.A.	3/1/2019	(21,815)
705,400	RON	147,369	EUR	Goldman Sachs International	3/7/2019	(2,129)
5,142,233	RON	1,074,640	EUR	JPMorgan Chase Bank N.A.	3/7/2019	(15,120)
328,270	EUR	106,008,543	HUF	Goldman Sachs International	1/29/2019	(2,288)
2,626,186,796	IDR	171,927	USD	JPMorgan Chase Bank N.A.	12/4/2018	(167)
3,379,362,671	IDR	224,707	USD	JPMorgan Chase Bank N.A.	12/4/2018	(3,687)
437,013,544	IDR	29,344	USD	Standard Chartered Bank	12/4/2018	(762)
136,493	USD	2,087,796,275	IDR	JPMorgan Chase Bank N.A.	12/4/2018	(55)
994,283	USD	73,795,656	INR	JPMorgan Chase Bank N.A.	11/19/2018	(441)
2,369,700,000	KRW	2,123,197	USD	Citibank, N.A.	11/9/2018	(47,153)
1,132,800,000	KRW	993,946	USD	Citibank, N.A.	12/4/2018	(661)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
92,857,129	KZT	259,486	USD	Goldman Sachs International	1/31/2019	$(13,200)
100,000,000	KZT	279,525	USD	Goldman Sachs International	1/31/2019	(14,293)
44,192,735	MXN	2,308,440	USD	State Street Bank and Trust Company	11/29/2018	(141,528)
5,433,520	MXN	261,835	USD	Citibank, N.A.	4/3/2019	(854)
1,065,093	MXN	54,591	USD	Citibank, N.A.	4/3/2019	(3,433)
5,294,564	MXN	261,991	USD	Citibank, N.A.	4/3/2019	(7,684)
30,160,000	MXN	1,482,571	USD	Citibank, N.A.	4/3/2019	(33,934)
15,681,805	MXN	797,231	USD	Citibank, N.A.	4/3/2019	(44,007)
11,829,396	MXN	612,687	USD	Citibank, N.A.	4/3/2019	(44,501)
12,132,186	MXN	629,982	USD	Citibank, N.A.	4/3/2019	(47,253)
17,990,957	MXN	867,126	USD	Goldman Sachs International	4/3/2019	(2,990)
4,374,772	MXN	219,136	USD	Goldman Sachs International	4/3/2019	(9,008)
2,291,596	MXN	119,174	USD	Goldman Sachs International	4/3/2019	(9,105)
9,850,037	MXN	505,439	USD	Goldman Sachs International	4/3/2019	(32,325)
19,464,128	MXN	1,006,386	USD	Goldman Sachs International	4/3/2019	(71,491)
18,481,656	MXN	918,582	USD	JPMorgan Chase Bank N.A.	4/3/2019	(30,877)
16,607,156	MXN	833,839	USD	JPMorgan Chase Bank N.A.	4/3/2019	(36,169)
16,875,747	MXN	885,424	USD	JPMorgan Chase Bank N.A.	4/3/2019	(74,853)
22,022,928	MXN	1,057,862	USD	State Street Bank and Trust Company	4/3/2019	(63)
2,370,700	MXN	119,787	USD	State Street Bank and Trust Company	4/3/2019	(5,918)
845,558	USD	17,932,353	MXN	Goldman Sachs International	4/3/2019	(15,763)
585,932	USD	12,223,411	MXN	State Street Bank and Trust Company	4/3/2019	(1,180)
4,200,000	MYR	1,004,905	USD	Standard Chartered Bank	11/7/2018	(1,029)
4,198,643	PEN	1,260,324	USD	JPMorgan Chase Bank N.A.	12/5/2018	(16,466)
6,200,000	PHP	116,192	USD	Standard Chartered Bank	11/5/2018	(315)
115,661	USD	6,200,000	PHP	Goldman Sachs International	11/5/2018	(216)
115,797	USD	6,200,000	PHP	Standard Chartered Bank	11/5/2018	(80)
999,489	USD	54,377,200	PHP	Standard Chartered Bank	11/13/2018	(19,574)
1,142,025	EUR	4,952,428	PLN	Citibank, N.A.	1/15/2019	(9,059)
4,450,343	EUR	19,260,280	PLN	Citibank, N.A.	1/15/2019	(45,429)
85,501	EUR	404,087	RON	Goldman Sachs International	3/7/2019	(20)
285,990,433	RUB	4,325,172	USD	Goldman Sachs International	12/6/2018	(2,343)
521,142	USD	35,041,608	RUB	Citibank, N.A.	11/6/2018	(10,534)
171,214	USD	11,308,330	RUB	Goldman Sachs International	11/6/2018	(364)
495,361	USD	32,683,890	RUB	JPMorgan Chase Bank N.A.	11/6/2018	(542)
456,695	USD	30,657,935	RUB	JPMorgan Chase Bank N.A.	11/6/2018	(8,469)
1,400,000	SGD	1,025,358	USD	JPMorgan Chase Bank N.A.	11/13/2018	(14,416)
21,847,124	THB	659,805	USD	JPMorgan Chase Bank N.A.	11/5/2018	(732)
5,703,951	THB	176,763	USD	JPMorgan Chase Bank N.A.	11/5/2018	(4,689)
34,668,957	THB	1,074,866	USD	JPMorgan Chase Bank N.A.	12/11/2018	(27,899)
4,532,456	THB	138,188	USD	JPMorgan Chase Bank N.A.	1/14/2019	(1,096)
2,863	USD	95,164	THB	Citibank, N.A.	11/5/2018	(8)
20,583	USD	683,927	THB	JPMorgan Chase Bank N.A.	12/11/2018	(71)
1,345,981	USD	44,769,725	THB	JPMorgan Chase Bank N.A.	1/14/2019	(8,157)
1,431,500	TRY	254,918	USD	Goldman Sachs International	11/30/2018	(3,230)
492,190	USD	2,852,397	TRY	Goldman Sachs International	11/30/2018	(9,320)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
248,195	USD	1,571,791	TRY	Citibank, N.A.	12/7/2018	$(27,003)
268,056	USD	1,700,000	TRY	Citibank, N.A.	12/7/2018	(29,590)
214,276	USD	1,227,480	TRY	Goldman Sachs International	12/7/2018	(638)
90,203	USD	565,677	TRY	Goldman Sachs International	12/7/2018	(8,839)
151,515	USD	1,000,000	TRY	Goldman Sachs International	12/7/2018	(23,571)
196,060	USD	1,264,647	TRY	Goldman Sachs International	12/7/2018	(25,362)
195,522	USD	1,264,605	TRY	Goldman Sachs International	12/7/2018	(25,892)
144,934	USD	986,708	TRY	Goldman Sachs International	12/7/2018	(27,825)
247,310	USD	1,571,793	TRY	Goldman Sachs International	12/7/2018	(27,888)
244,444	USD	1,580,837	TRY	Goldman Sachs International	12/7/2018	(32,339)
244,322	USD	1,581,238	TRY	Goldman Sachs International	12/7/2018	(32,531)
229,716	USD	1,564,203	TRY	Goldman Sachs International	12/7/2018	(44,154)
3,324,420	USD	23,237,695	TRY	JPMorgan Chase Bank N.A.	12/7/2018	(744,172)
1,915,145	TWD	62,204	USD	JPMorgan Chase Bank N.A.	1/9/2019	(25)
544,788	USD	8,098,785	ZAR	Goldman Sachs International	12/11/2018	(1,560)
7,211,177	ZAR	488,097	USD	Goldman Sachs International	12/11/2018	(1,626)
15,627,942	ZAR	1,064,886	USD	Goldman Sachs International	12/11/2018	(10,615)
Total unrealized depreciation						$(3,308,728)
Total net unrealized depreciation						$(420,750)

ARS = Argentine Peso(a)

BRL = Brazilian Real(a)

CLP = Chilean Peso(a)

CNY = Chinese Yuan Renminbi(a)

COP = Colombian Peso(a)

CZK = Czech Koruna

EGP = Egyptian Pound(a)

EUR = Euro

HUF = Hungarian Forint

IDR = Indonesian Rupiah(a)

INR = Indian Rupee(a)

KRW = South Korean Won(a)

KZT = Kazakhstani Tenge(a)

MXN = Mexican Peso

MYR = Malaysian Ringgit(a)

PEN = Peruvian Nuevo Sol(a)

PHP = Philippine Peso(a)

PLN = Polish Zloty

RON = Romanian Leu

RUB = Russian Ruble(a)

SGD = Singapore Dollar

THB = Thai Baht

TRY = Turkish Lira

TWD = New Taiwan Dollar(a)

ZAR = South African Rand

(a)  Non-deliverable forward contracts.

For the year ended October 31, 2018, the Fund's investments in forward contracts had an average notional value of $265,597,237.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Credit default swap contracts ("credit default swaps")

At October 31, 2018, the Fund had outstanding credit default swaps as follows:

Over-the-counter credit default swaps—Sell Protection

Swap Counterparty	Reference Entity	Notional Amount	Financing Rate Paid by the Fund(a)	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPMorgan Chase Bank N.A.	Republic of Argentina, Senior Securities	$719,399	5.00%	6/20/2023	$50,834	$(79,023)	$4,196	$(23,993)

(a)  Payment frequency—quarterly.

For the year ended October 31, 2018, the average notional value of credit default swaps for the Fund was $710,792 for sell protection.

Cross currency swap contracts ("cross currency swaps")

At October 31, 2018, the Fund had outstanding cross currency swaps as follows:

Over-the-counter cross currency swaps

Counterparty	Notional Amount(c)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Interest Receivable/ (Payable)	Value
JPMorgan Chase Bank N.A.	TRY	26,914,671	Pay	3-month LIBOR(a)	29.52	%(b)	3/11/2020	$182,901	$—	$182,901
JPMorgan Chase Bank N.A.	TRY	9,850,519	Receive	3-month LIBOR(a)	22.94	%(b)	3/11/2024	(244,169)	—	(244,169)

Total	$(61,268)	$—	$(61,268)

(a)  Payment frequency—quarterly.

(b)  Payment frequency—annually.

(c)  Notional amount represents the value (including any fees or commissions) of the positions when they were established and is stated in the currency in which the contract is denominated.

TRY = Turkish Lira

LIBOR = London Interbank Offered Rate

Interest rate swap contracts ("interest rate swaps")

At October 31, 2018, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount(f)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME Group, Inc.	BRL	33,030,903	Receive	1-day Overnight Brazil (CETIP)(a)	7.45	%(a)	1/2/2020	$23,455	$3,600	$27,055
CME Group, Inc.	BRL	5,775,499	Pay	1-day Overnight Brazil (CETIP)(a)	9.46	%(a)	1/3/2022	24,998	14,935	39,933

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Clearinghouse	Notional Amount(f)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME Group, Inc.	BRL	588,077	Pay	1-day Overnight Brazil (CETIP)(a)	9.26	%(a)	1/2/2023	$382	$1,413	$1,795
CME Group, Inc.	BRL	1,568,375	Pay	1-day Overnight Brazil (CETIP)(a)	11.45	%(a)	1/2/2025	24,242	4,044	28,286
CME Group, Inc.	BRL	1,836,954	Pay	1-day Overnight Brazil (CETIP)(a)	12.34	%(a)	1/2/2025	41,192	5,366	46,558
LCH. Clearnet Limited	CZK	17,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	1.58	%(e)	1/11/2023	28,094	(8,872)	19,222
LCH. Clearnet Limited	CZK	13,908,042	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	1.73	%(e)	3/27/2023	20,822	(5,400)	15,422
LCH. Clearnet Limited	CZK	7,500,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	2.55	%(e)	11/1/2023	635	—	635
LCH. Clearnet Limited	CZK	8,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	1.94	%(e)	2/26/2028	17,979	(3,656)	14,323
LCH. Clearnet Limited	HUF	152,510,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	1.70	%(e)	1/24/2028	61,650	(6,130)	55,520
LCH. Clearnet Limited	HUF	93,450,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	2.38	%(e)	6/7/2028	21,657	(2,968)	18,689
LCH. Clearnet Limited	HUF	73,550,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	2.44	%(e)	6/8/2028	15,767	(2,381)	13,386
LCH. Clearnet Limited	HUF	155,015,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	2.70	%(e)	6/13/2028	21,473	(5,353)	16,120
LCH. Clearnet Limited	HUF	550,000,000	Pay	6-month Budapest Interbank Offer Rate (BUBOR)(d)	4.45	%(e)	10/12/2028	15,324	—	15,324
CME Group, Inc.	MXN	3,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.71	%(b)	1/21/2022	(5,622)	(53)	(5,675)
CME Group, Inc.	MXN	15,505,918	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.58	%(b)	1/28/2022	(27,871)	(229)	(28,100)
CME Group, Inc.	MXN	12,211,377	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.75	%(b)	6/23/2022	(40,059)	(320)	(40,379)
CME Group, Inc.	MXN	34,769,500	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.71	%(b)	7/7/2022	(117,070)	(1,870)	(118,940)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Clearinghouse	Notional Amount(f)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME Group, Inc.	MXN	14,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.61	%(b)	3/7/2024	$(37,974)	$(68)	$(38,042)
CME Group, Inc.	MXN	19,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.35	%(b)	3/20/2024	(62,302)	(436)	(62,738)
CME Group, Inc.	MXN	7,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.35	%(b)	10/25/2024	(27,150)	(211)	(27,361)
CME Group, Inc.	MXN	1,800,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.72	%(b)	12/3/2026	(6,739)	(13)	(6,752)
CME Group, Inc.	MXN	3,300,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	8.16	%(b)	12/28/2026	(8,245)	4	(8,241)
CME Group, Inc.	MXN	9,380,123	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.92	%(b)	1/22/2027	(30,322)	(51)	(30,373)
CME Group, Inc.	MXN	6,685,611	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.51	%(b)	4/20/2027	(30,453)	(89)	(30,542)
LCH. Clearnet Limited	PLN	42,000,000	Pay	3-month Poland Warsaw Interbank Offer Rate (WIBOR)(c)	2.02	%(e)	3/12/2020	15,272	—	15,272
LCH. Clearnet Limited	PLN	5,256,500	Pay	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	2.51	%(e)	1/10/2022	10,623	20,119	30,742
LCH. Clearnet Limited	PLN	1,250,000	Pay	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	2.33	%(e)	4/6/2022	389	3,962	4,351
LCH. Clearnet Limited	PLN	1,600,000	Receive	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	2.76	%(e)	7/3/2027	2,322	(1,355)	967
LCH. Clearnet Limited	PLN	2,800,000	Receive	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	3.01	%(e)	10/26/2027	(8,967)	(147)	(9,114)
LCH. Clearnet Limited	PLN	2,100,000	Receive	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	3.06	%(e)	5/22/2028	(7,559)	(3,150)	(10,709)
LCH. Clearnet Limited	PLN	800,000	Receive	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	3.04	%(e)	9/27/2028	(2,220)	(250)	(2,470)
Total								$(66,277)	$10,441	$(55,836)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

At October 31, 2018, the Fund had $388,856 deposited in a segregated account to cover collateral requirements on centrally cleared interest rate swaps.

Over-the-counter interest rate swaps

Counterparty	Notional Amount(f)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ Payable	Value
Goldman Sachs International	BRL	1,152,498	Pay	1-day Overnight Brazil (CETIP)(a)	9.73	%(a)	1/2/2020	$9,697	$10,099	$19,796
Goldman Sachs International	BRL	1,000,000	Pay	1-day Overnight Brazil (CETIP)(a)	11.99	%(a)	1/3/2023	43,473	11,319	54,792
JPMorgan Chase Bank N.A.	BRL	1,063,932	Pay	1-day Overnight Brazil (CETIP)(a)	11.46	%(a)	1/2/2020	15,954	16,346	32,300
JPMorgan Chase Bank N.A.	BRL	930,916	Pay	1-day Overnight Brazil (CETIP)(a)	9.61	%(a)	1/2/2020	7,469	7,490	14,959
JPMorgan Chase Bank N.A.	BRL	1,984,200	Pay	1-day Overnight Brazil (CETIP)(a)	9.07	%(a)	1/2/2020	12,195	12,507	24,702
JPMorgan Chase Bank N.A.	BRL	31,354	Pay	1-day Overnight Brazil (CETIP)(a)	10.23	%(a)	1/4/2021	415	343	758
JPMorgan Chase Bank N.A.	BRL	489,151	Pay	1-day Overnight Brazil (CETIP)(a)	10.04	%(a)	1/4/2021	5,847	4,973	10,820
JPMorgan Chase Bank N.A.	BRL	2,071,383	Pay	1-day Overnight Brazil (CETIP)(a)	9.20	%(a)	1/4/2021	13,763	15,080	28,843
JPMorgan Chase Bank N.A.	BRL	1,614,106	Pay	1-day Overnight Brazil (CETIP)(a)	9.28	%(a)	1/4/2021	11,458	12,095	23,553
JPMorgan Chase Bank N.A.	BRL	7,778,457	Pay	1-day Overnight Brazil (CETIP)(a)	8.87	%(a)	1/4/2021	36,074	48,386	84,460
JPMorgan Chase Bank N.A.	BRL	1,332,786	Pay	1-day Overnight Brazil (CETIP)(a)	8.66	%(a)	1/4/2021	4,460	7,319	11,779
JPMorgan Chase Bank N.A.	BRL	2,116,417	Pay	1-day Overnight Brazil (CETIP)(a)	9.18	%(a)	1/4/2021	13,541	13,958	27,499
JPMorgan Chase Bank N.A.	CLP	231,188,535	Pay	Sinacofi Chile Interbank Rate Avg. (CLICP)(d)	3.43	%(d)	5/10/2022	(3,985)	1,490	(2,495)
JPMorgan Chase Bank N.A.	CLP	260,000,000	Pay	Sinacofi Chile Interbank Rate Avg. (CLICP)(d)	3.41	%(d)	7/11/2022	(5,242)	1,039	(4,203)
JPMorgan Chase Bank N.A.	CLP	256,265,113	Pay	Sinacofi Chile Interbank Rate Avg. (CLICP)(d)	4.06	%(d)	6/2/2027	(5,560)	2,382	(3,178)
Citibank, N.A.	COP	2,000,000,000	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.57	%(c)	8/25/2022	179	1,624	1,803
Goldman Sachs International	COP	270,032,867	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.36	%(c)	5/23/2022	(371)	199	(172)
Goldman Sachs International	COP	1,717,651,141	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.44	%(c)	9/7/2022	(2,407)	1,058	(1,349)
Goldman Sachs International	COP	853,857,000	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.23	%(c)	11/28/2022	(3,874)	522	(3,352)
Goldman Sachs International	COP	821,440,000	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.60	%(c)	7/6/2023	(1,776)	241	(1,535)
JPMorgan Chase Bank N.A.	COP	4,714,256,000	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(a)	5.43	%(a)	7/17/2020	996	—	996
JPMorgan Chase Bank N.A.	COP	4,347,854,900	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.38	%(c)	9/25/2022	(9,788)	1,705	(8,083)
JPMorgan Chase Bank N.A.	COP	996,329,313	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.30	%(c)	10/23/2022	(3,384)	82	(3,302)
Goldman Sachs International	HUF	359,014,464	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	1.27	%(e)	1/9/2022	21,071	(7,893)	13,178
Goldman Sachs International	HUF	500,000,000	Pay	6-month Budapest Interbank Offer Rate (BUBOR)(d)	0.84	%(e)	9/21/2022	(79,528)	768	(78,760)
JPMorgan Chase Bank N.A.	HUF	600,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	0.85	%(e)	10/10/2019	(6,467)	(695)	(7,162)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Counterparty	Notional Amount(f)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ Payable	Value
JPMorgan Chase Bank N.A.	HUF	382,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	0.69	%(e)	4/20/2020	$3,547	$(4,555)	$(1,008)
JPMorgan Chase Bank N.A.	HUF	128,246,450	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	1.38	%(e)	6/17/2021	1,877	(1,967)	(90)
JPMorgan Chase Bank N.A.	HUF	45,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	1.30	%(e)	4/6/2022	3,073	(1,061)	2,012
Goldman Sachs International	MXN	9,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	5.37	%(b)	3/17/2021	(33,202)	(34)	(33,236)
Goldman Sachs International	MXN	28,033,731	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	5.90	%(b)	9/12/2022	(133,701)	(1,442)	(135,143)
Goldman Sachs International	MXN	10,713,184	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.21	%(b)	12/8/2025	(76,644)	(279)	(76,923)
Goldman Sachs International	MXN	9,462,643	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.17	%(b)	3/5/2026	(70,640)	(177)	(70,817)
JPMorgan Chase Bank N.A.	MXN	7,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.13	%(b)	6/18/2026	(58,567)	(285)	(58,852)
Goldman Sachs International	MXN	5,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.38	%(b)	9/16/2026	(36,549)	(95)	(36,644)
Goldman Sachs International	RUB	337,196,904	Pay	3-month Moscow Prime Offered Rate (MOSPRIME)(c)	6.78	%(e)	2/22/2020	(125,118)	—	(125,118)
Goldman Sachs International	RUB	450,000,000	Pay	3-month Moscow Prime Offered Rate (MOSPRIME)(c)	6.53	%(e)	3/27/2020	(184,092)	—	(184,092)
Goldman Sachs International	ZAR	18,000,000	Receive	3-month Johannesburg International Interbank Agreed Rate (JIBAR)(c)	8.02	%(c)	5/18/2028	47,502	(5,057)	42,445
Total								$(588,304)	$147,485	$(440,819)

(a)  Payment frequency — upon termination.

(b)  Payment frequency — monthly.

(c)  Payment frequency — quarterly.

(d)  Payment frequency — semi-annually.

(e)  Payment frequency — annually.

(f)  Notional amount represents the value (including any fees or commissions) of the positions when they were established and is stated in the currency in which the contract is denominated.

BRL = Brazilian Real

CLP = Chilean Peso

COP = Colombian Peso

CZK = Czech Koruna

HUF = Hungarian Forint

MXN = Mexican Peso

PLN = Polish Zloty

RUB = Russian Ruble

ZAR = South African Rand

For the year ended October 31, 2018, the average notional value of cross currency swaps and interest rate swaps for the Fund was $70,092,113 when the Fund paid the fix rate and $29,276,262 when the Fund received the fix rate.

At October 31, 2018, the Fund had cash collateral of $280,000 and $820,000 deposited in a segregated account for Goldman Sachs International and JPMorgan Chase Bank, N.A., respectively, and received cash collateral of $180,000 from Citibank, N.A., to cover collateral requirements on over-the-counter derivatives.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Corporate Bonds(a)	$—	$55,943	$—	$55,943
Foreign Government Securities(a)	—	121,356	—	121,356
U.S. Treasury Obligations	—	12,601	—	12,601
Short-Term Investments	—	10,769	—	10,769
Total Investments	$—	$200,669	$—	$200,669

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Investments in Securities:
Foreign Government Securities(c)
Dominican Republic	$43	$—	$(4)	$4	$—	$(43)	$—	$—	$—	$—
Nigeria	555	89	7	(14)	—	(637)	—	—	—	—
Total	$598	$89	$3	$(10)	$—	$(680)	$—	$—	$—	$—

(c)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$126	$—	$—	$126
Liabilities	(124)	—	—	(124)
Forward Contracts(a)
Assets	—	2,888	—	2,888
Liabilities	—	(3,309)	—	(3,309)
Swaps
Assets	—	941	—	941
Liabilities	—	(1,524)	—	(1,524)
Total	$2	$(1,004)	$—	$(1,002)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund October 31, 2018

NUMBER OF SHARES		VALUE
(000's omitted)		(000's omitted)
Common Stocks 0.2%
Business Equipment & Services 0.1%
22	Brock Holdings III, Inc.	$436	(a)(b)(c)
Media - Broadcast 0.1%
16	Cumulus Media, Inc., Class A	240	*
	Total Common Stocks (Cost $592)	676
PRINCIPAL AMOUNT
(000's omitted)
Loan Assignments(d) 92.3%
Aerospace & Defense 0.5%
	TransDigm, Inc.
$422	Term Loan E, (1 month USD LIBOR + 2.50%), 4.80%, due 5/30/25	420
1,617	Term Loan F, (1 month USD LIBOR + 2.50%), 4.80%, due 6/9/23	1,608
		2,028
Air Transport 0.5%
	American Airlines, Inc.
925	Term Loan B, (1 month USD LIBOR + 2.00%), 4.29%, due 4/28/23	917
335	Term Loan B, (1 month USD LIBOR + 1.75%), 4.04%, due 6/27/25	328
691	United Airlines, Inc., Term Loan B, (1 month USD LIBOR + 1.75%), 4.05%, due 4/1/24	689
		1,934
Automotive 1.6%
	ABRA Auto
1,690	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.39%, due 9/17/21	1,692	(e)(f)
700	Second Lien Term Loan, (3 month USD LIBOR + 7.25%), 9.58%, due 9/19/22	703
1,066	Belron, Term Loan B, (3 month USD LIBOR + 2.25%), 4.84%, due 11/7/24	1,067
730	Caliber Collision, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 2/1/24	729
471	Cooper Standard Automotive Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 4.30%, due 11/2/23	472
480	Dealer Tire, LLC, Term Loan B, (USD LIBOR + 3.25%), 5.61%, due 12/22/21	477	(g)
475	Goodyear Tire & Rubber Company, Second Lien Term Loan, (USD LIBOR + 2.00%), 4.32%, due 3/7/25	471	(g)
380	Tenneco, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 10/1/25	379
		5,990
Building & Development 3.9%
1,481	American Builders & Contractors Supply Co., Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 4.30%, due 10/31/23	1,465
980	Beacon Roofing Supply, Term Loan B, (3 month USD LIBOR + 2.25%), 4.53%, due 1/2/25	970
	Capital Automotive LP
1,575	First Lien Term Loan, (1 month USD LIBOR + 2.50%), 4.81%, due 3/24/24	1,574
963	Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 8.30%, due 3/24/25	976
689	CPG International Inc., Term Loan, (6 month USD LIBOR + 3.75%), 6.25%, due 5/5/24	690
2,245	DTZ U.S. Borrower LLC, Term Loan B, (1 month USD LIBOR + 3.25%), 5.55%, due 8/21/25	2,243
1,101	Forterra, Term Loan B, (1 month USD LIBOR + 3.00%), 5.30%, due 10/25/23	1,011	(e)(f)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,100	HD Supply Waterworks, Term Loan B, (3 month USD LIBOR + 3.00%), 5.32%, due 8/1/24	$1,098	(b)(g)
715	HD Supply, Inc., Term Loan B5, (USD LIBOR + 1.75%), due 10/17/23	714	(e)(f)
280	Pisces Midco, Inc., Term Loan, (USD LIBOR + 3.75%), due 4/12/25	279
683	Quikrete, First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 11/15/23	680
764	Realogy Corporation, Term Loan B, (1 month USD LIBOR + 2.25%), 4.53%, due 2/8/25	762
663	Reece Limited, Term Loan B, (3 month USD LIBOR + 2.00%), 4.40%, due 7/2/25	664	(b)
1,406	VICI Properties 1 LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.28%, due 12/20/24	1,402
		14,528
Business Equipment & Services 10.4%
2,107	Acosta Inc., Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 9/26/21	1,557
	Advantage Sales and Marketing
863	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 7/23/21	783
1,383	Term Loan B, (1 month USD LIBOR + 3.25%), 5.55%, due 7/25/21	1,254
640	Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.80%, due 7/25/22	533
754	Alixpartners, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 4/4/24	754
623	BrightView Landscapes, LLC, First Lien Term Loan B, (1 month USD LIBOR + 2.50%), 4.81%, due 8/15/25	623
952	CCC Information Services Inc., First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.31%, due 4/26/24	952
1,025	Ceridian HCM Holding Inc., 2018 Term Loan B, (1 month USD LIBOR + 3.25%), 5.55%, due 4/30/25	1,026	(b)
1,822	Change Healthcare Holdings, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 3/1/24	1,819
873	CSC Serviceworks, Term Loan B, (3 month USD LIBOR + 3.25%), 5.69%, due 11/14/22	872
520	Dorna Sports, S.L., Term Loan B, (USD LIBOR + 3.00%), due 4/12/24	511	(e)(f)
1,333	Duff & Phelps Corporation, Term Loan B, (1 month USD LIBOR + 3.25%), 5.55%, due 2/13/25	1,331
901	EIG Investors Corp., 2018 1st Lien Term Loan, (3 month USD LIBOR + 3.75%), 6.06%, due 2/9/23	904
1,618	Element Materials, Term Loan B, (1 month USD LIBOR + 3.50%), 5.80%, due 6/28/24	1,622
625	Financial & Risk US Holdings, Inc., Term Loan, (1 month USD LIBOR + 3.75%), 6.05%, due 10/1/25	618
2,034	First Data Corporation, Term Loan, (1 month USD LIBOR + 2.00%), 4.29%, due 7/8/22	2,027
746	FleetCor Technologies, Term Loan B3, (1 month USD LIBOR + 2.00%), 4.30%, due 8/2/24	746
1,915	Garda World Security, Term Loan, (3 month USD LIBOR + 3.50%), 5.82%, due 5/24/24	1,921	(g)
2,055	Greeneden U.S. Holdings II, LLC, Term Loan B, (1 month USD LIBOR + 3.50%), 5.80%, due 12/1/23	2,062
881	Iron Mountain, Inc., Term Loan B, (1 month USD LIBOR + 1.75%), 4.05%, due 1/2/26	867
	Kronos
1,239	Term Loan B, (3 month USD LIBOR + 3.00%), 5.34%, due 11/1/23	1,241
230	Second Lien Term Loan, (3 month USD LIBOR + 8.25%), 10.59%, due 11/1/24	233
473	Lamar Media Corporation, Term Loan B, (1 month USD LIBOR + 1.75%), 4.06%, due 3/14/25	473
1,315	Minimax GmbH & Co. KG, Term Loan B1, (1 month USD LIBOR + 3.00%), 5.30%, due 7/31/25	1,318
870	Mitchell International, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 11/29/24	866
	On Assignment
366	Term Loan B1, (1 month USD LIBOR + 2.00%), 4.30%, due 6/3/22	366
268	Term Loan B2, (1 month USD LIBOR + 2.00%), 4.30%, due 4/2/25	268
2,596	Presidio, Term Loan B, (USD LIBOR + 2.75%), 5.14%, due 2/2/24	2,594	(g)
1,767	Protection One, First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 5/2/22	1,766
387	Servicemaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), 4.80%, due 11/8/23	388
1,420	Solera, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 3/3/23	1,417
669	Switch Ltd., Term Loan B, (1 month USD LIBOR + 2.25%), 4.55%, due 6/27/24	669
973	Tempo Acquisition LLC, Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 5/1/24	972

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$497	Travelport Finance (Luxembourg) S.a.r.l., Term Loan B, (3 month USD LIBOR + 2.50%), 4.81%, due 3/17/25	$496
1,563	West, Term Loan, (USD LIBOR + 4.00%), 6.53%, due 10/10/24	1,555	(g)
354	West Corporation, Term Loan B1, (USD LIBOR + 3.50%), 6.03%, due 10/10/24	350	(g)
790	Wex, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.55%, due 6/30/23	791
		38,545
Cable & Satellite Television 5.6%
367	Altice Financing, Term Loan B, (1 month USD LIBOR + 2.75%), 5.04%, due 7/15/25	358
1,750	Altice France S.A., Term Loan B13, (1 month USD LIBOR + 4.00%), 6.28%, due 8/14/26	1,712
435	Altice US Finance I Corporation, Term Loan B3, (USD LIBOR + 2.25%), due 1/10/26	434	(e)(f)
969	Cablevision Systems Corp., First Lien Term Loan, (1 month USD LIBOR + 2.25%), 4.53%, due 7/17/25	966
1,403	Cequel Communications, LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.55%, due 7/28/25	1,400
1,229	Charter Communications Operating, LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.31%, due 4/30/25	1,229
1,047	Cogeco Communications (USA) II L.P., First Lien Term Loan, (1 month USD LIBOR + 2.38%), 4.68%, due 1/3/25	1,042
552	Lions Gate Entertainment Corp., Term Loan B, (1 month USD LIBOR + 2.25%), 4.55%, due 3/24/25	550
672	MCC Iowa LLC, Term Loan N, (1 week USD LIBOR + 1.75%), 3.97%, due 2/15/24	669
201	Mission Broadcasting, Inc., Term Loan B3, (USD LIBOR + 2.25%), due 1/17/24	201	(e)(f)
1,259	Nexstar Broadcasting, Inc., Term Loan B3, (USD LIBOR + 2.25%), due 1/17/24	1,257	(e)(f)
	Numericable
1,448	Term Loan B11, (3 month USD LIBOR + 2.75%), 5.05%, due 7/31/25	1,395
842	Term Loan B12, (1 month USD LIBOR + 3.69%), 5.97%, due 1/31/26	820
1,690	RCN Grande, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 2/1/24	1,675
1,615	Telenet Financing USD LLC, Term Loan AN, (1 month USD LIBOR + 2.25%), 4.53%, due 8/15/26	1,609
	Unity Media
660	Term Loan B, (1 month USD LIBOR + 2.25%), 4.53%, due 9/30/25	659
370	Term Loan D, (1 month USD LIBOR + 2.25%), 4.53%, due 1/15/26	369
1,083	UPC Financing Partnership, Term Loan AR, (1 month USD LIBOR + 2.50%), 4.78%, due 1/15/26	1,078
1,205	Virgin Media, Term Loan K, (1 month USD LIBOR + 2.50%), 4.78%, due 1/15/26	1,204
340	Wide Open West, Term Loan B, (1 month USD LIBOR + 3.25%), 5.54%, due 8/18/23	327
1,715	Ziggo Secured, Term Loan E, (1 month USD LIBOR + 2.50%), 4.78%, due 4/15/25	1,681
		20,635
Chemicals & Plastics 3.7%
	Allnex
335	Term Loan B2, (3 month USD LIBOR + 3.25%), 5.57%, due 9/13/23	335
253	Term Loan B3, (3 month USD LIBOR + 3.25%), 5.57%, due 9/13/23	252
471	Ashland, Inc., Term Loan B, (1 month USD LIBOR + 1.75%), 4.04%, due 5/17/24	472	(g)
1,654	Diversey, Term Loan, (USD LIBOR + 3.00%), 5.53%, due 9/6/24	1,631	(g)
613	Dupont Performance Coatings, Term Loan, (3 month USD LIBOR + 1.75%), 4.14%, due 6/1/24	611
1,075	HB Fuller, Term Loan B, (1 month USD LIBOR + 2.00%), 4.28%, due 10/20/24	1,071
877	Ineos Finance PLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.30%, due 3/31/24	875
	Invictus U.S., LLC
483	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 3/28/25	484

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$150	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 9.05%, due 3/28/26	$149	(b)
1,055	KIK Custom Products, Inc., Term Loan B, (1 month USD LIBOR + 4.00%), 6.30%, due 5/15/23	1,038
675	Messer Industries, L.L.C., Term Loan, (USD LIBOR + 2.50%), due 10/1/25	675	(e)(f)
724	PQ Corporation, Term Loan B, (3 month USD LIBOR + 2.50%), 5.03%, due 2/8/25	722
783	Solenis International, LP, 2018 1st Lien Term Loan, (3 month USD LIBOR + 4.00%), 6.31%, due 12/26/23	783
3,060	Starfruit Finco B.V., Term Loan B, (1 month USD LIBOR + 3.25%), 5.51%, due 10/1/25	3,049
1,231	Univar USA, Inc., Term Loan B, (1 month USD LIBOR + 2.25%), 4.55%, due 7/1/24	1,230
	WR Grace & Co.
177	Term Loan B1, (3 month USD LIBOR + 1.75%), 4.14%, due 4/3/25	177
304	Term Loan B2, (3 month USD LIBOR + 1.75%), 4.14%, due 4/3/25	304
		13,858
Conglomerates 0.2%
723	Penn Engineering, Term Loan B, (1 month USD LIBOR + 2.75%), 5.04%, due 6/27/24	724
Containers & Glass Products 2.5%
658	Albea Beauty Holdings S.A, Term Loan B2, (3 month USD LIBOR + 2.75%), 5.20%, due 4/22/24	653
1,736	Berlin Packaging LLC, First Lien Term Loan, (USD LIBOR + 3.00%), 5.28%, due 11/7/25	1,732	(g)
	Berry Global, Inc.
53	Term Loan S, (3 month USD LIBOR + 1.75%), 4.03%, due 2/8/20	52
335	Term Loan T, (2 month USD LIBOR + 1.75%), 4.03%, due 1/6/21	334
655	Term Loan R, (3 month USD LIBOR + 2.00%), 4.28%, due 1/19/24	654
1,052	BWAY Corporation, Term Loan B, (3 month USD LIBOR + 3.25%), 5.66%, due 4/3/24	1,045
703	Consolidated Container, First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 5/22/24	703
679	Proampac, First Lien Term Loan, (USD LIBOR + 3.50%), 5.84%, due 11/18/23	679	(g)
1,456	Reynolds Group, Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 2/5/23	1,456
	Tricorbraun
85	First Lien Term Loan, (3 month USD LIBOR + 3.75%), 6.10%, due 11/30/23	85	(g)
772	First Lien Term Loan, (3 month USD LIBOR + 2.75%), 6.14%, due 11/30/23	774	(g)
1,018	Trident TPI Holdings, Inc., Term Loan B1, (1 month USD LIBOR + 3.25%), 5.55%, due 10/17/24	1,012
		9,179
Cosmetics - Toiletries 0.2%
584	Prestige Brands, Inc., Term Loan B4, (1 month USD LIBOR + 2.00%), 4.30%, due 1/26/24	584
Diversified Insurance 0.6%
	Sedgwick Holdings Inc.
1,723	First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 3/1/21	1,722
405	Second Lien Term Loan, (USD LIBOR + 5.75%), 8.05%, due 2/28/22	405	(g)
		2,127
Drugs 3.8%
730	Akorn, Inc., Term Loan B, (1 month USD LIBOR + 5.50%), 7.81%, due 4/16/21	674
2,214	Amneal Pharmaceuticals LLC, Term Loan B, (1 month USD LIBOR + 3.50%), 5.81%, due 5/4/25	2,224
3,094	Endo Luxembourg Finance Company I S.a.r.l., Term Loan B, (1 month USD LIBOR + 4.25%), 6.56%, due 4/29/24	3,105
3,112	Jaguar Holding Company II, Term Loan, (1 month USD LIBOR + 2.50%), 4.80%, due 8/18/22	3,100
1,416	Mallinckrodt International, Term Loan B, (3 month USD LIBOR + 2.75%), 5.14%, due 9/24/24	1,396
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$408	Mallinckrodt International Finance S.A., Term Loan B, (6 month USD LIBOR + 3.00%), 5.52%, due 2/24/25	$405
377	Pharmaceutical Technologies & Services, Term Loan B, (1 month USD LIBOR + 2.25%), 4.55%, due 5/20/24	378
2,945	Valeant Pharmaceuticals International, Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 5.27%, due 6/1/25	2,945
		14,227
Ecological Services & Equipment 1.0%
1,761	ADS Waste Holdings, Inc., Term Loan B3, (1 week USD LIBOR + 2.25%), 4.46%, due 11/10/23	1,760
471	Clean Harbors Inc., Term Loan B, (1 month USD LIBOR + 1.75%), 4.05%, due 6/27/24	472
470	GFL Environmental Inc., Term Loan B, (USD LIBOR + 3.00%), due 5/31/25	462
963	Waste Industries USA Inc., Term Loan B, (3 month USD LIBOR + 2.75%), 5.01%, due 9/27/24	963
		3,657
Electronics - Electrical 8.0%
	Applied Systems
1,208	First Lien Term Loan, (3 month USD LIBOR + 3.00%), 5.39%, due 9/19/24	1,212
500	Second Lien Term Loan, (3 month USD LIBOR + 7.00%), 9.39%, due 9/19/25	507
1,835	Avast Software B.V., Term Loan B, (3 month USD LIBOR + 2.50%), 4.89%, due 9/30/23	1,841
635	BMC Software Finance, Inc., Term Loan B, (3 month USD LIBOR + 4.25%), 6.65%, due 10/2/25	636
150	Celestica Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.00%), 4.29%, due 6/27/25	148
1,788	Datatel-Sophia LP, Term Loan B, (3 month USD LIBOR + 3.25%), 5.64%, due 9/30/22	1,790
1,660	Dell, Term Loan B, (1 month USD LIBOR + 2.00%), 4.31%, due 9/7/23	1,657
	Dynatrace LLC
640	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 8/22/25	643
114	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 9.30%, due 8/21/26	115
1,253	Go Daddy, Term Loan, (1 month USD LIBOR + 2.25%), 4.55%, due 2/15/24	1,254	(g)
	Hyland Software, Inc.
855	Term Loan 3, (1 month USD LIBOR + 3.25%), 5.55%, due 7/1/24	859
396	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 9.30%, due 7/7/25	396
450	IFS, Term Loan B, (3 month USD LIBOR + 3.75%), 6.14%, due 7/31/24	444
1,824	Infor Global Solutions Ltd., Term Loan B6, (3 month USD LIBOR + 2.75%), 5.14%, due 2/1/22	1,817
800	Lumentum Holdings, First Lien Term Loan, (USD LIBOR + 2.50%), due 8/7/25	802	(b)(e)(f)
1,110	McAfee, LLC, Term Loan B, (USD LIBOR + 3.75%), due 9/30/24	1,113
570	Microchip Technology Incorporated, Term Loan B, (1 month USD LIBOR + 2.00%), 4.31%, due 5/29/25	567
471	Micron Technology Inc., Term Loan, (1 month USD LIBOR + 1.75%), 4.06%, due 4/26/22	471
389	MKS Instruments, Inc., Term Loan B4, (1 month USD LIBOR + 1.75%), 4.05%, due 5/1/23	390
754	ON Semiconductor Corporation, First Lien Term Loan B, (1 month USD LIBOR + 1.75%), 4.05%, due 3/31/23	752
403	Open Text Corporation, Term Loan B, (1 month USD LIBOR + 1.75%), 4.05%, due 5/30/25	404
	Optiv, Inc.
1,827	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 2/1/24	1,770
425	Second Lien Term Loan, (1 month USD LIBOR + 7.25%), 9.55%, due 2/1/25	409
3,424	Rackspace Hosting, Inc., First Lien Term Loan, (3 month USD LIBOR + 3.00%), 5.35%, due 11/3/23	3,318
1,743	Riverbed Technology, Term Loan, (1 month USD LIBOR + 3.25%), 5.56%, due 4/24/22	1,731
475	Sensata Technologies B.V., Term Loan B, (1 month USD LIBOR + 1.75%), 4.03%, due 10/14/21	476

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$284	Southwire Company, Term Loan B, (1 month USD LIBOR + 2.00%), 4.29%, due 5/19/25	$284
629	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1 month USD LIBOR + 2.25%), 4.55%, due 4/16/25	625
1,622	SS&C Technologies Inc., Term Loan B3, (1 month USD LIBOR + 2.25%), 4.55%, due 4/16/25	1,613
1,080	Vertafore, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 7/2/25	1,076
517	Western Digital Corporation, Term Loan B4, (1 month USD LIBOR + 1.75%), 4.04%, due 4/29/23	514
		29,634
Equipment Leasing 0.8%
1,814	Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 month USD LIBOR + 2.00%), 4.28%, due 1/15/25	1,809
1,000	United Rentals, Inc., Term Loan B, (USD LIBOR + 1.75%), due 10/1/25	1,003	(e)(f)
		2,812
Financial Intermediaries 2.2%
1,002	CITCO, Term Loan, (1 month USD LIBOR + 2.50%), 4.80%, due 3/31/22	1,005
562	Clipper Acquisitions Corp., Term Loan B, (1 month USD LIBOR + 1.75%), 4.03%, due 12/27/24	560	(b)
770	Edelman Financial Center, LLC, First Lien Term Loan, (3 month USD LIBOR + 3.25%), 5.69%, due 7/21/25	772
1,015	Fortress Investment Group LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.30%, due 12/27/22	1,014
1,712	Grosvenor Capital Management Holdings, LLP, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 3/31/25	1,706
748	Guggenheim Partners, LLC, Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 7/21/23	752
450	Harbourvest Partners, LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.53%, due 3/1/25	450
839	LPL Holdings, Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.25%), 4.53%, due 9/23/24	839
448	PI US MergerCo, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.50%), 5.80%, due 12/20/24	446
546	Royalty Pharma AG, Term Loan B6, (3 month USD LIBOR + 2.00%), 4.39%, due 3/27/23	546
		8,090
Food & Drug Retailers 0.9%
	Albertsons LLC
779	Term Loan B4, (1 month USD LIBOR + 2.75%), 5.05%, due 8/25/21	778
903	Term Loan B5, (3 month USD LIBOR + 3.00%), 5.38%, due 12/21/22	901
1,178	Term Loan B6, (3 month USD LIBOR + 3.00%), 5.31%, due 6/22/23	1,172
467	General Nutrition Centers, Inc., Term Loan, (1 month USD LIBOR + 7.00%), 9.31%, due 12/31/22	473
		3,324
Food Products 1.5%
886	CHG PPC Parent LLC, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 3/31/25	882	(b)
850	DE Master Blenders, Term Loan B5, (3 month USD LIBOR + 2.25%), 4.63%, due 7/1/22	849
978	Del Monte Foods, First Lien Term Loan, (3 month USD LIBOR + 3.25%), 5.56%, due 2/18/21	861	(g)
1,675	Jacobs Douwe Egberts International B.V., Term Loan B, (USD LIBOR + 2.00%), due 10/18/25	1,674	(e)(f)
592	Nomad Foods Europe Midco Ltd., Term Loan B4, (1 month USD LIBOR + 2.25%), 4.53%, due 5/15/24	589
792	Post Holdings, Term Loan, (1 month USD LIBOR + 2.00%), 4.29%, due 5/24/24	791
		5,646

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Food Service 1.3%
	Aramark Services, Inc.
$671	Term Loan B2, (1 month USD LIBOR + 1.75%), 4.05%, due 3/28/24	$670
150	Term Loan B3, (1 month USD LIBOR + 1.75%), 4.05%, due 3/11/25	149
1,717	Burger King Corporation, Term Loan B3, (1 month USD LIBOR + 2.25%), 4.55%, due 2/16/24	1,710
488	KFC Holding Co., Term Loan B, (1 month USD LIBOR + 1.75%), 4.04%, due 4/3/25	488
807	US Foods, Term Loan B, (1 month USD LIBOR + 2.00%), 4.30%, due 6/27/23	806
1,140	Welbilt, Inc., Term Loan B, (3 month USD LIBOR + 2.50%), 4.78%, due 10/23/25	1,137	(b)
		4,960
Health Care 6.4%
1,918	Acadia Healthcare Company, Inc., Term Loan B4, (1 month USD LIBOR + 2.50%), 4.80%, due 2/16/23	1,920
910	Auris Luxembourg III S.a.r.l., Term Loan B, (USD LIBOR + 3.75%), due 7/20/25	915	(e)(f)
599	CHS/Community Health, Term Loan H, (3 month USD LIBOR + 3.25%), 5.56%, due 1/27/21	586
2,081	Concentra Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.03%, due 6/1/22	2,083	(e)(f)
525	Concentra Operating Company, Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.78%, due 6/1/23	530	(a)
478	Convatec Inc., Term Loan B, (3 month USD LIBOR + 2.25%), 4.64%, due 10/31/23	477
947	Davita Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 6/24/21	947
1,560	Envision Healthcare Corporation, 2018 1st Lien Term Loan, (1 month USD LIBOR + 3.75%), 6.05%, due 10/10/25	1,526
1,020	Global Medical Response, Inc., Term Loan B1, (3 month USD LIBOR + 3.25%), 5.53%, due 4/28/22	989
1,167	Grifols SA, Term Loan, (1 week USD LIBOR + 2.25%), 4.47%, due 1/31/25	1,168
856	HCA Inc., Term Loan B10, (1 month USD LIBOR + 2.00%), 4.30%, due 3/13/25	859
698	IQVIA Inc., Term Loan B3, (3 month USD LIBOR + 1.75%), 4.14%, due 6/11/25	696
462	Mediware Information System, Term Loan B, (1 month USD LIBOR + 3.50%), 5.80%, due 2/9/24	461
2,211	Multiplan, Inc., Term Loan B, (3 month USD LIBOR + 2.75%), 5.14%, due 6/7/23	2,203
1,045	National Mentor, Inc., Term Loan B, (3 month USD LIBOR + 3.00%), 5.39%, due 1/31/21	1,044
1,183	Ortho-Clinical Diagnostics SA, Term Loan B, (1 month USD LIBOR + 3.25%), 5.54%, due 6/30/25	1,179
	Pearl Intermediate Parent LLC
146	Term Loan, (USD LIBOR + 1.75%), 4.08%, due 2/14/25	143	(g)
646	First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.03%, due 2/14/25	636
233	Second Lien Term Loan, (1 month USD LIBOR + 6.25%), 8.53%, due 2/13/26	233	(b)
	Sound Inpatient Physicians
828	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 6/27/25	831
215	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 9.05%, due 6/26/26	215
334	Surgery Partners, Term Loan B, (3 month USD LIBOR + 3.25%), 5.57%, due 9/2/24	333
1,013	Syneos Health, Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 4.30%, due 8/1/24	1,010
2,088	Team Health, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 2/6/24	1,970
725	Verscend Holding Corp., Term Loan B, (1 month USD LIBOR + 4.50%), 6.80%, due 8/27/25	730
		23,684
Industrial Equipment 3.8%
1,000	AL Alpine AT Bidco GmbH, Term Loan B, (USD LIBOR + 3.25%), due 9/30/25	1,000	(b)(e)(f)
	Brookfield WEC Holdings Inc.
1,280	First Lien Term Loan, (1 month USD LIBOR + 3.75%), 6.05%, due 8/1/25	1,287
165	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 9.05%, due 8/3/26	167
675	Clark Equipment Company, Term Loan B, (USD LIBOR + 2.00%), 4.38%, due 5/18/24	674	(g)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Crosby Worldwide
$1,538	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.28%, due 11/23/20	$1,515
440	Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 8.28%, due 11/22/21	434
2,458	Filtration Group Corporation, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 3/29/25	2,466
655	Gardner Denver, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 7/30/24	656
768	Gates Global LLC, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 4/1/24	769
444	Harsco Corporation, Term Loan B1, (1 month USD LIBOR + 2.25%), 4.56%, due 12/6/24	445
422	Hyster-Yale Group, Term Loan B, (1 month USD LIBOR + 3.25%), 5.55%, due 5/30/23	422
2,209	Milacron LLC, Term Loan B, (1 month USD LIBOR + 2.50%), 4.80%, due 9/28/23	2,205
970	Pro Mach Group, Inc., Term Loan B, (3 month USD LIBOR + 3.00%), 5.28%, due 3/7/25	967
471	Terex Corporation, Term Loan B, (2 month USD LIBOR + 2.00%), 4.29%, due 1/31/24	469
474	Zodiac Pool Solutions LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.55%, due 7/2/25	474
		13,950
Leisure Goods - Activities - Movies 4.4%
490	Amc Entertainment, Term Loan, (1 month USD LIBOR + 2.25%), 4.53%, due 12/15/22	489
471	Bright Horizons Family Solutions, Inc., Term Loan B, (USD LIBOR + 1.75%), 4.05%, due 11/7/23	471	(g)
475	Cedar Fair, L.P., Term Loan B, (1 month USD LIBOR + 1.75%), 4.05%, due 4/13/24	474
590	Churchill Downs Incorporated, Term Loan B, (1 month USD LIBOR + 2.00%), 4.31%, due 12/27/24	590
1,506	CityCenter, Term Loan B, (1 month USD LIBOR + 2.25%), 4.55%, due 4/18/24	1,502
2,507	Crown Finance US, Inc., Term Loan, (1 month USD LIBOR + 2.50%), 4.80%, due 2/28/25	2,495
2,340	Delta 2 (LUX) S.a.r.l., Term Loan, (1 month USD LIBOR + 2.50%), 4.80%, due 2/1/24	2,314
785	Match Group Inc., Term Loan B, (1 month USD LIBOR + 2.50%), 4.78%, due 11/16/22	789	(b)
471	NCL Corporation Limited, Term Loan B, (1 month USD LIBOR + 1.75%), 4.05%, due 10/10/21	471
2,571	Nielsen Business Media, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 5/22/24	2,571
2,682	Seaworld, Term Loan B5, (1 month USD LIBOR + 3.00%), 5.30%, due 3/31/24	2,674	(e)(f)
1,410	WMG Acquisition Corp., Term Loan F, (1 month USD LIBOR + 2.13%), 4.43%, due 11/1/23	1,404
		16,244
Lodging & Casinos 7.1%
698	Aristocrat Technologies, Inc., First Lien Term Loan, (3 month USD LIBOR + 1.75%), 4.22%, due 10/19/24	695
847	Belmond, Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 7/3/24	847
1,308	Boyd Gaming Corporation, Term Loan B3, (1 week USD LIBOR + 2.25%), 4.47%, due 9/15/23	1,308
1,280	Caesars Entertainment Operating Company, Term Loan, (1 month USD LIBOR + 2.00%), 4.30%, due 10/6/24	1,273
1,087	Caesars Resort Collection, LLC, First Lien Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 12/22/24	1,087
1,962	Cowlitz Tribal Gaming, Term Loan, (1 month USD LIBOR + 10.50%), 12.80%, due 12/6/21	2,074	(a)(b)
921	Eldorado Resorts, Term Loan B, (USD LIBOR + 2.25%), 4.56%, due 4/17/24	921
929	ESH Hospitality, Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 4.30%, due 8/30/23	927
1,024	Four Seasons Holdings Inc., First Lien Term Loan, (1 month USD LIBOR + 2.00%), 4.30%, due 11/30/23	1,024
	Golden Entertainment, Inc.
1,359	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 10/21/24	1,359
730	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 9.31%, due 10/20/25	734
388	GVC Holdings PLC, Term Loan, (1 month USD LIBOR + 2.50%), 4.80%, due 3/29/24	389
778	Hilton Worldwide, Term Loan B2, (1 month USD LIBOR + 1.75%), 4.03%, due 10/25/23	779
552	Las Vegas Sands LLC, Term Loan B, (1 month USD LIBOR + 1.75%), 4.05%, due 3/27/25	550
1,267	MGM Growth Properties, Term Loan B, (1 month USD LIBOR + 2.00%), 4.30%, due 3/21/25	1,263

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Mohegan Tribal Gaming
$245	Term Loan A, (1 month USD LIBOR + 3.75%), 6.05%, due 10/13/21	$240
1,836	Term Loan B, (1 month USD LIBOR + 4.00%), 6.30%, due 10/13/23	1,720
465	Penn National Gaming, Inc., First Lien Term Loan B, (3 month USD LIBOR + 2.25%), 4.58%, due 10/15/25	466
812	RHP Hotel Properties, LP, Term Loan B, (3 month USD LIBOR + 2.00%), 4.44%, due 5/11/24	810
2,692	Scientific Games International, Inc., Term Loan B5, (USD LIBOR + 2.75%), 5.05%, due 8/14/24	2,664	(g)
943	Stars Group Holdings B.V. (The), Term Loan, (3 month USD LIBOR + 3.50%), 5.89%, due 7/10/25	946
1,893	Station Casinos, Term Loan B, (1 month USD LIBOR + 2.50%), 4.81%, due 6/8/23	1,890
2,357	Twin Rivers Casino, Term Loan B, (2 month USD LIBOR + 3.50%), 5.79%, due 7/10/20	2,360
		26,326
Oil & Gas 3.2%
682	Brazos Delaware II, LLC, Term Loan B, (1 month USD LIBOR + 4.00%), 6.28%, due 5/21/25	677
1,320	Caprock Midstream LLC, Term Loan B, (USD LIBOR + 4.75%), 6.64%, due 10/22/25	1,310	(b)(e)(f)
1,634	EagleClaw, Term Loan B, (2 month USD LIBOR + 4.25%), 6.64%, due 6/24/24	1,611
926	Energy Transfer Equity, Term Loan B, (1 month USD LIBOR + 2.00%), 4.30%, due 2/2/24	925
735	Gavilan Resources, Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 8.28%, due 3/1/24	685
870	Grizzly Acquisitions Inc., Term Loan B, (3 month USD LIBOR + 3.25%), 5.65%, due 10/1/25	874
1,647	Lucid Energy Group II LLC, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.28%, due 2/17/25	1,617
1,372	Medallion Midland Acquisition, LLC, First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 10/30/24	1,362
1,501	Rover, Term Loan B, (3 month USD LIBOR + 3.50%), 6.03%, due 10/31/24	1,505
1,300	Traverse Midstream Partners LLC, Term Loan, (6 month USD LIBOR + 4.00%), 6.60%, due 9/27/24	1,307
		11,873
Property & Casualty Insurance 0.4%
1,483	Asurion LLC, Term Loan B7, (1 month USD LIBOR + 3.00%), 5.30%, due 11/3/24	1,484
Publishing 0.2%
859	Harland Clarke Holdings Corp., Term Loan B7, (3 month USD LIBOR + 4.75%), 7.14%, due 11/3/23	803
Radio & Television 2.0%
1,277	Cumulus Media New Holdings Inc., Exit Term Loan, (1 month USD LIBOR + 4.50%), 6.81%, due 5/15/22	1,260	(e)(f)
459	Gray Television Inc., Term Loan B, (3 month USD LIBOR + 2.25%), 4.52%, due 2/7/24	459
1,529	iHeartCommunications Inc., Term Loan D, (3 month USD LIBOR + 6.75%), 9.08%, due 1/30/19	1,101	(h)
1,000	NEP/NCP Holdco, Inc., First Lien Term Loan, (USD LIBOR + 3.25%), due 10/20/25	1,004	(e)(f)
550	Sinclair Television Group Inc., Term Loan B2, (1 month USD LIBOR + 2.25%), 4.56%, due 1/3/24	550
3,242	Univision Communications Inc., Term Loan C5, (1 month USD LIBOR + 2.75%), 5.05%, due 3/15/24	3,108
		7,482

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Retailers (except food & drug) 4.0%
$3,584	Bass Pro Shops, Term Loan B, (1 month USD LIBOR + 5.00%), 7.30%, due 9/25/24	$3,582
2,378	BJS Wholesale Club Inc., First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.28%, due 2/3/24	2,382
	EG Finco Limited
935	Term Loan, (3 month USD LIBOR + 4.00%), 6.39%, due 2/7/25	935
155	Second Lien Term Loan, (3 month USD LIBOR + 8.00%), 10.39%, due 4/20/26	154
	EG Group Limited
300	Term Loan B, (3 month USD LIBOR + 4.00%), due 2/6/25	300	(e)(f)
637	Term Loan B, (3 month USD LIBOR + 4.00%), 6.39%, due 2/7/25	637
1,154	Michaels Stores, Inc., Term Loan B, (1 month USD LIBOR + 2.50%), 4.79%, due 1/28/23	1,145	(g)
487	Party City Holdings Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.06%, due 8/19/22	488
1,140	PetSmart, Inc., Term Loan B2, (1 month USD LIBOR + 3.00%), 5.28%, due 3/11/22	964
	Sally Holdings, LLC
555	Term Loan B2, 4.50%, due 7/5/24	528	(i)
243	Term Loan B1, (1 month USD LIBOR + 2.25%), 4.56%, due 7/5/24	241	(b)
908	Shutterfly, Inc., Term Loan B2, (1 month USD LIBOR + 2.75%), 5.06%, due 8/17/24	907
2,410	Staples, Term Loan B, (3 month USD LIBOR + 4.00%), 6.34%, due 9/12/24	2,402
		14,665
Steel 0.6%
1,074	MRC Global (US) Inc., First Lien Term Loan B, (1 month USD LIBOR + 3.00%), 5.30%, due 9/20/24	1,074	(b)
1,316	TMS International Corp., Term Loan B2, (USD LIBOR + 2.75%), 5.19%, due 8/14/24	1,315	(b)(g)
		2,389
Surface Transport 0.3%
1,086	Hertz Corporation, Term Loan B, (1 month USD LIBOR + 2.75%), 5.06%, due 6/30/23	1,079
Telecommunications 6.2%
4,195	Centurylink, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 1/31/25	4,147
1,459	Consolidated Communications Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 5.30%, due 10/4/23	1,435
	Frontier Communications Corp.
303	Term Loan A, (1 month USD LIBOR + 2.75%), 5.06%, due 3/31/21	293
2,238	Term Loan B1, (1 month USD LIBOR + 3.75%), 6.06%, due 6/15/24	2,162
2,329	GTT Communications, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 5/31/25	2,295
	Intelsat Jackson HLDG
850	Term Loan B3, (1 month USD LIBOR + 3.75%), 6.04%, due 11/27/23	850
951	Term Loan B5, 6.63%, due 1/2/24	974	(i)
145	Term Loan B4, (1 month USD LIBOR + 4.50%), 6.79%, due 1/2/24	150
1,485	Level 3 Financing, Inc., Term Loan B, (1 month USD LIBOR + 2.25%), 4.53%, due 2/22/24	1,486
678	MTN Infrastructure TopCo Inc., First Lien Term Loan B, (1 month USD LIBOR + 3.00%), 5.30%, due 11/15/24	678
794	SBA Senior Finance II LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.31%, due 4/11/25	792	(e)(f)
2,970	Sprint Communications, Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.50%), 4.81%, due 2/2/24	2,967
	Syniverse Holdings, Inc.
2,075	First Lien Term Loan, (1 month USD LIBOR + 5.00%), 7.28%, due 3/9/23	2,085
265	Second Lien Term Loan, (1 month USD LIBOR + 9.00%), 11.28%, due 3/11/24	255
1,436	Telesat, Term Loan B4, (3 month USD LIBOR + 2.50%), 4.89%, due 11/17/23	1,435
819	Zayo Group, Term Loan, (1 month USD LIBOR + 2.25%), 4.55%, due 1/19/24	819
		22,823

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Utilities 4.5%
$748	Calpine Construction Finance Company, L.P., Term Loan B, (1 month USD LIBOR + 2.50%), 4.80%, due 1/15/25	$747
	Calpine Corp.
425	Term Loan B6, (3 month USD LIBOR + 2.50%), 4.89%, due 1/15/23	424
1,297	Term Loan B7, (3 month USD LIBOR + 2.50%), 4.89%, due 5/31/23	1,292
670	Term Loan B5, (3 month USD LIBOR + 2.50%), 4.89%, due 1/15/24	667
1,245	Compass Power Generation LLC, Term Loan B, (1 month USD LIBOR + 3.50%), 5.80%, due 12/20/24	1,252
647	ExGen Renewables IV, LLC, Term Loan B, (3 month USD LIBOR + 3.00%), 5.32%, due 11/28/24	652	(b)
444	Kestrel Acquisition, LLC, Term Loan B, (1 month USD LIBOR + 4.25%), 6.56%, due 6/2/25	447
1,493	Nautilus Power LLC, Term Loan B, (1 month USD LIBOR + 4.25%), 6.55%, due 5/16/24	1,499
946	NRG Energy Inc., Term Loan B, (3 month USD LIBOR + 1.75%), 4.14%, due 6/30/23	942
962	RJS Power Holdings LLC, Term Loan B1, (1 month USD LIBOR + 4.00%), 6.30%, due 7/15/23	963
	Texas Competitive
2,610	Term Loan B, (1 month USD LIBOR + 2.00%), 4.30%, due 8/4/23	2,602
255	Term Loan B2, (1 month USD LIBOR + 2.25%), 4.55%, due 12/14/23	256
1,492	Term Loan B2, (1 month USD LIBOR + 4.00%), 6.30%, due 4/15/24	1,494
1,738	TPF II, Term Loan B, (1 month USD LIBOR + 3.75%), 6.05%, due 10/2/23	1,733
1,835	Vistra Energy Corp., First Lien Term Loan B3, (1 month USD LIBOR + 2.00%), 4.29%, due 12/31/25	1,829
		16,799
	Total Loan Assignments (Cost $344,595)	342,083
Corporate Bonds 3.5%
Business Equipment & Services 0.1%
288	Brock Holdings Notes 2022, 15.00%, due 10/24/22	288	(a)(b)(c)
Cable & Satellite Television 0.2%
535	Altice Financing SA, 6.63%, due 2/15/23	530	(j)
360	CSC Holdings LLC, 6.75%, due 11/15/21	377
		907
Chemicals 0.1%
370	PQ Corp., 6.75%, due 11/15/22	381	(j)
Consumer - Commercial Lease Financing 0.2%
375	Park Aerospace Holdings Ltd., 5.25%, due 8/15/22	372	(j)
275	SLM Corp., 5.50%, due 1/25/23	270
		642
Electric - Generation 0.2%
571	Dynegy, Inc., 7.63%, due 11/1/24	604
Energy - Exploration & Production 0.2%
360	Chesapeake Energy Corp., 8.00%, due 12/15/22	375	(j)
860	EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, due 2/15/25	579	(j)
		954

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Gaming 0.1%
$355	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, due 11/15/21	$364	(j)
Gas Distribution 0.3%
380	Cheniere Corpus Christi Holdings LLC, 5.88%, due 3/31/25	391
325	Sabine Pass Liquefaction LLC, 5.63%, due 2/1/21	336
370	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.25%, due 11/15/23	355
		1,082
Health Facilities 0.2%
815	MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, due 10/15/27	766
Media Content 0.2%
720	Univision Communications, Inc., 5.13%, due 2/15/25	658	(j)
Medical Products 0.1%
375	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/22	358	(j)
Oil Field Equipment & Services 0.1%
340	Precision Drilling Corp., 7.75%, due 12/15/23	354
Packaging 0.1%
475	Reynolds Group Issuer, Inc., (3 month USD LIBOR + 3.50%), 5.94%, due 7/15/21	480	(d)(j)
Pharmaceuticals 0.5%
	Valeant Pharmaceuticals Int'l, Inc.
810	6.50%, due 3/15/22	838	(j)
825	7.00%, due 3/15/24	864	(j)
		1,702
Printing & Publishing 0.1%
	Harland Clarke Holdings Corp.
200	6.88%, due 3/1/20	197	(j)
365	8.38%, due 8/15/22	329	(j)
		526
Real Estate Investment Trusts 0.1%
365	Starwood Property Trust, Inc., 5.00%, due 12/15/21	363
Steel Producers - Products 0.3%
950	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	997	(j)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Support - Services 0.2%
$330	Hertz Corp., 7.63%, due 6/1/22	$316	(j)
480	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	507	(j)
		823
Telecom - Wireless 0.1%
640	Wind Tre SpA, 5.00%, due 1/20/26	545	(j)
Telecom - Wireline Integrated 0.1%
280	Frontier Communications Corp., 8.50%, due 4/1/26	260	(j)
	Total Corporate Bonds (Cost $13,442)	13,054
Asset-Backed Securities 3.1%
390	Apidos CLO, Ser. 2015-22A, Class D, (3 month USD LIBOR + 6.00%), 8.47%, due 10/20/27	391	(d)(j)
500	Ares XLIII CLO Ltd., Ser. 2017-43A, Class E, (3 month USD LIBOR + 6.47%), 8.91%, due 10/15/29	505	(d)(j)
400	BlueMountain CLO Ltd., Ser. 2018-2A, Class E, (3 month USD LIBOR + 6.05%), 8.31%, due 8/15/31	397	(d)(j)
250	Dryden 45 Senior Loan Fund, Ser. 2016-45A, Class ER, (3 month USD LIBOR + 5.85%), 8.29%, due 10/15/30	248	(d)(j)
400	Eaton Vance CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 6.00%), 8.45%, due 10/15/30	400	(c)(d)(j)
500	Galaxy XXV CLO Ltd., Ser. 2018-25A, Class E, (3 month USD LIBOR + 5.95%), 8.29%, due 10/25/31	493	(d)(j)
350	Galaxy XXVI CLO Ltd., Ser. 2018-26A, Class E, (3 month USD LIBOR + 5.85%), due 11/22/31	347	(c)(d)(f)(j)(k)
250	KKR CLO 23 Ltd., Ser. 2023, Class E, (3 month USD LIBOR + 6.00%), due 10/20/31	250	(c)(d)(f)(j)(k)
400	Madison Park Funding XIV Ltd., Ser. 2014-14A, Class ER, (3 month USD LIBOR + 5.80%), 8.27%, due 10/22/30	397	(c)(d)(j)
	Magnetite CLO Ltd.
500	Ser. 2014-8A, Class ER2, (3 month USD LIBOR + 5.65%), 8.09%, due 4/15/31	500	(d)(j)
385	Ser. 2015-15A, Class ER, (3 month USD LIBOR + 5.20%), 7.69%, due 7/25/31	372	(d)(j)
700	Ser. 2015-12A, Class ER, (3 month USD LIBOR + 5.68%), 8.12%, due 10/15/31	697	(d)(j)
800	OCP CLO Ltd., Ser. 2018-15A, Class D, (3 month USD LIBOR + 5.85%), 8.23%, due 7/20/31	790	(d)(j)
400	Octagon Investment Partners 39 Ltd., Ser. 2018-3A, Class E, (3 month USD LIBOR + 5.75%), due 10/20/30	395	(d)(f)(j)(k)
1,000	Palmer Square CLO Ltd., Ser. 2015-1A, Class DR, (3 month USD LIBOR + 6.20%), 8.51%, due 5/21/29	1,007	(d)(j)
600	Parallel Ltd., Ser. 2018-1A, Class C, (3 month USD LIBOR + 2.80%), 5.27%, due 4/20/31	588	(d)(j)
550	Post CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.87%), 8.31%, due 4/16/31	544	(d)(j)
335	Riserva CLO Ltd., Ser. 2016-3A, Class E, (3 month USD LIBOR + 6.75%), 9.19%, due 10/18/28	338	(d)(j)
685	TCI-Flatiron CLO Ltd., Ser. 2016-1A, Class E, (3 month USD LIBOR + 7.25%), 9.70%, due 7/17/28	691	(d)(j)
900	TRESTLES CLO II Ltd., Ser. 2018-2A, Class D, (3 month USD LIBOR + 5.75%), 8.08%, due 7/25/31	883	(d)(j)
1,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, (3 month USD LIBOR + 6.68%), 9.17%, due 7/25/29	1,010	(d)(j)
250	Voya CLO Ltd., Ser. 2016-3A, Class DR, (3 month USD LIBOR + 6.08%), 8.55%, due 10/18/31	248	(c)(d)(j)
	Total Asset-Backed Securities (Cost $11,371)	11,491

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

NUMBER OF SHARES		VALUE
		(000's omitted)
Short-Term Investments 5.7%
Investment Companies 5.7%
21,016,380	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(l) (Cost $21,016)	$21,016	(m)
	Total Investments 104.8% (Cost $391,016)	388,320
	Liabilities Less Other Assets (4.8)%	(17,893	)(n)
	Net Assets 100.0%	$370,427

*  Non-income producing security.

(a)  Illiquid security.

(b)  Value determined using significant unobservable inputs.

(c)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to approximately $2,366,000, which represents 0.6% of net assets of the Fund.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

Benchmarks for Variable/Floating Rates:

LIBOR = London Interbank Offered Rate

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  All or a portion of this security has not settled as of October 31, 2018 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(g)  The stated interest rate represents the weighted average interest rate at October 31, 2018 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(h)  Defaulted Security

(i)  Fixed coupon.

(j)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $20,441,000, which represents 5.5% of net assets of the Fund. Securities denoted with (j) but without (a) have been deemed by the investment manager to be liquid.

(k)  When-issued security. Total value of all such securities at October 31, 2018 amounted to approximately $992,000, which represents 0.3% of net assets of the Fund.

(l)  Represents 7-day effective yield as of October 31, 2018.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

(m)  All or a portion of this security is segregated in connection with obligations for when-issued securities and/or delayed delivery securities with a total value of approximately $21,016,000.

(n)  As of October 31, 2018, the value of unfunded loan commitments was approximately $44,000 (see Note A of Notes to Financial Statements).

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Business Equipment & Services	$—	$—	$436	$436
Other Common Stocks(a)	240	—	—	240
Total Common Stocks	240	—	436	676
Loan Assignments
Building & Development	—	12,766	1,762	14,528
Business Equipment & Services	—	37,519	1,026	38,545
Chemicals & Plastics	—	13,709	149	13,858
Electronics—Electrical	—	28,832	802	29,634
Financial Intermediaries	—	7,530	560	8,090
Food Products	—	4,764	882	5,646
Food Service	—	3,823	1,137	4,960
Health Care	—	23,451	233	23,684
Industrial Equipment	—	12,950	1,000	13,950
Leisure Goods—Activities—Movies	—	15,455	789	16,244
Lodging & Casinos	—	24,252	2,074	26,326
Oil & Gas	—	10,563	1,310	11,873
Retailers (except food & drug)	—	14,424	241	14,665
Steel	—	—	2,389	2,389
Utilities	—	16,147	652	16,799
Other Loan Assignments(a)	—	100,892	—	100,892
Total Loan Assignments	—	327,077	15,006	342,083
Corporate Bonds
Business Equipment & Services	—	—	288	288
Other Corporate Bonds(a)	—	12,766	—	12,766
Total Corporate Bonds	—	12,766	288	13,054
Asset-Backed Securities	—	11,491	—	11,491
Short-Term Investments	—	21,016	—	21,016
Total Investments	$240	$372,350	$15,730	$388,320

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/01/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Investments in securities:
Common Stocks(c)
Business Equipment & Services	$436	$—	$—	$—	$—	$—	$—	$—	$436	$—
Loan Assignments(d)
Building & Development	1,039	—	—	(5)	663	(13)	1,117	(1,039)	1,762	(5)
Business Equipment & Services	—	—	—	5	1,021	—	—	—	1,026	5
Chemicals & Plastics	—	—	—	—	149	—	—	—	149	—
Containers & Glass Products	862	—	1	(5)	—	(858)	—	—	—	—
Electronics— Electrical	—	—	—	—	802	—	—	—	802	—
Financial Intermediaries	946	(1)	(18)	(2)	1,462	(1,827)	—	—	560	(2)
Food Products	—	—	—	(1)	885	(2)	—	—	882	(1)
Food Service	—	—	—	—	1,137	—	—	—	1,137	—
Health Care	2,467	—	—	(2)	235	—	—	(2,467)	233	(2)
Industrial Equipment	3,904	—	1	(8)	997	(1,032)	—	(2,862)	1,000	3
Leisure Goods— Activities— Movies	3,518	—	—	(5)	—	—	—	(2,724)	789	(5)
Lodging & Casinos	2,313	(4)	(10)	(121)	—	(104)	—	—	2,074	(121)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

(000's omitted)	Beginning balance, as of 11/01/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Oil & Gas	$—	$—	$—	$(4)	$1,314	$—	$—	$—	$1,310	$(4)
Retailers (except food & drug)	—	—	2	(3)	243	(371)	370	—	241	(3)
Steel	3,069	—	—	(6)	2,462	(1,461)	—	(1,675)	2,389	3
Utilities	—	—	—	6	659	(13)	—	—	652	6
Corporate Bonds(c)
Business Equipment & Services	252	—	—	—	36	—	—	—	288	—
Total	$18,806	$(5)	$(24)	$(151)	$12,065	$(5,681)	$1,487	$(10,767)	$15,730	$(126)

(c)  As of the year ended October 31, 2018, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(d)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund October 31, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) 6.3%
Business Equipment & Services 0.9%
$2,868	Advantage Sales and Marketing, Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.80%, due 7/25/22	$2,390
8,167	First Data Corporation, Term Loan, (1 month USD LIBOR + 2.00%), 4.29%, due 7/8/22	8,138
1,149	Iron Mountain, Inc., Term Loan B, (1 month USD LIBOR + 1.75%), 4.05%, due 1/2/26	1,131
4,581	Presidio, Term Loan B, (USD LIBOR + 2.75%), 5.14%, due 2/2/24	4,577	(b)
1,934	Servicemaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), 4.80%, due 11/8/23	1,941
		18,177
Cable & Satellite Television 0.5%
6,975	Altice France S.A., Term Loan B13, (1 month USD LIBOR + 4.00%), 6.28%, due 8/14/26	6,823
3,515	Altice US Finance I Corporation, Term Loan B3, (USD LIBOR + 2.25%), due 1/10/26	3,505	(c)(d)
		10,328
Chemicals & Plastics 0.4%
8,721	Starfruit Finco B.V., Term Loan B, (1 month USD LIBOR + 3.25%), 5.51%, due 10/1/25	8,688
Containers & Glass Products 0.4%
4,943	Berlin Packaging LLC, First Lien Term Loan, (USD LIBOR + 3.00%), 5.28%, due 11/7/25	4,933	(b)(c)(d)
3,853	Reynolds Group, Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 2/5/23	3,853
		8,786
Drugs 0.3%
3,482	Mallinckrodt International, Term Loan B, (USD LIBOR + 2.75%), due 9/24/24	3,434	(c)(d)
757	Mallinckrodt International Finance S.A., Term Loan B, (6 month USD LIBOR + 3.00%), 5.52%, due 2/24/25	751
1,857	Valeant Pharmaceuticals International, Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 5.27%, due 6/1/25	1,857
		6,042
Ecological Services & Equipment 0.1%
2,055	ADS Waste Holdings, Inc., Term Loan B3, (1 week USD LIBOR + 2.25%), 4.46%, due 11/10/23	2,054	(c)(d)
Electronics - Electrical 0.5%
2,313	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1 month USD LIBOR + 2.25%), 4.55%, due 4/16/25	2,300
	SS&C Technologies Inc.
5,967	Term Loan B3, (1 month USD LIBOR + 2.25%), 4.55%, due 4/16/25	5,934
1,300	Term Loan B5, (1 month USD LIBOR + 2.25%), 4.55%, due 4/16/25	1,292
		9,526
Food Service 0.2%
4,125	Burger King Corporation, Term Loan B3, (1 month USD LIBOR + 2.25%), 4.55%, due 2/16/24	4,108

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Health Care 0.5%
$4,195	Multiplan, Inc., Term Loan B, (3 month USD LIBOR + 2.75%), 5.14%, due 6/7/23	$4,181	(c)(d)
7,270	Team Health, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 2/6/24	6,861
		11,042
Leisure Goods - Activities - Movies 0.6%
4,200	Crown Finance US, Inc., Term Loan, (USD LIBOR + 2.50%), 2.50%, due 2/28/25	4,180	(c)(d)
7,703	Seaworld, Term Loan B5, (1 month USD LIBOR + 3.00%), 5.30%, due 3/31/24	7,679	(c)(d)
		11,859
Lodging & Casinos 0.6%
2,085	Boyd Gaming Corporation, Term Loan B3, (USD LIBOR + 2.25%), 2.25%, due 9/15/23	2,086	(c)(d)
7,002	Cowlitz Tribal Gaming, Term Loan, (1 month USD LIBOR + 10.50%), 12.80%, due 12/6/21	7,404	(e)(f)
3,450	Mohegan Tribal Gaming, Term Loan B, (1 month USD LIBOR + 4.00%), 6.30%, due 10/13/23	3,232	(c)(d)
		12,722
Publishing 0.3%
2,294	Harland Clarke Holdings Corp., Term Loan B7, (3 month USD LIBOR + 4.75%), 7.14%, due 11/3/23	2,145
3,825	R.R. Donnelley & Sons Company, Term Loan B, (3 month USD LIBOR + 5.00%), 7.28%, due 1/15/24	3,787
		5,932
Radio & Television 0.1%
3,215	Univision Communications Inc., Term Loan C5, (1 month USD LIBOR + 2.75%), 5.05%, due 3/15/24	3,082
Retailers (except food & drug) 0.1%
2,314	Bass Pro Shops, Term Loan B, (1 month USD LIBOR + 5.00%), 7.30%, due 9/25/24	2,313
Telecommunications 0.5%
5,558	Centurylink, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 1/31/25	5,496
4,245	Intelsat Jackson HLDG, Term Loan B3, (1 month USD LIBOR + 3.75%), 6.04%, due 11/27/23	4,245	(c)(d)
		9,741
Utilities 0.3%
4,517	Calpine Corp., Term Loan B6, (3 month USD LIBOR + 2.50%), 4.89%, due 1/15/23	4,507
2,123	Texas Competitive, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.55%, due 12/14/23	2,123
		6,630
	Total Loan Assignments (Cost $131,458)	131,030
Corporate Bonds 89.1%
Advertising 2.1%
	Lamar Media Corp.
2,375	5.00%, due 5/1/23	2,370
2,285	5.75%, due 2/1/26	2,305
4,330	MDC Partners, Inc., 6.50%, due 5/1/24	3,551	(g)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Nielsen Co. Luxembourg SARL
$3,975	5.50%, due 10/1/21	$3,995	(g)
5,665	5.00%, due 2/1/25	5,516	(g)
	Nielsen Finance LLC/Nielsen Finance Co.
6,755	4.50%, due 10/1/20	6,738
9,200	5.00%, due 4/15/22	8,958	(g)
	Outfront Media Capital LLC/Outfront Media Capital Corp.
2,035	5.25%, due 2/15/22	2,050
2,050	5.63%, due 2/15/24	2,053
5,860	5.88%, due 3/15/25	5,882
		43,418
Aerospace & Defense 0.2%
4,515	BBA US Holdings, Inc., 5.38%, due 5/1/26	4,464	(g)
Auto Parts & Equipment 0.7%
3,430	Goodyear Tire & Rubber Co., 5.13%, due 11/15/23	3,365
5,465	IHO Verwaltungs GmbH, 4.50% Cash / 5.25% PIK, due 9/15/23	5,089	(g)(h)
5,352	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	5,351	(g)
		13,805
Banking 2.0%
23,840	Ally Financial, Inc., 8.00%, due 3/15/20	25,002
	CIT Group, Inc.
5,225	4.13%, due 3/9/21	5,212
5,820	5.00%, due 8/15/22	5,864
4,585	4.75%, due 2/16/24	4,516
		40,594
Brokerage 0.6%
11,915	LPL Holdings, Inc., 5.75%, due 9/15/25	11,558	(g)
Building & Construction 2.3%
	Lennar Corp.
1,970	8.38%, due 1/15/21	2,123
3,565	5.38%, due 10/1/22	3,623
5,690	4.75%, due 11/15/22	5,634
5,965	4.88%, due 12/15/23	5,823
3,585	5.25%, due 6/1/26	3,424
6,835	PulteGroup, Inc., 4.25%, due 3/1/21	6,819
	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.
3,530	5.25%, due 4/15/21	3,517	(g)
4,858	5.63%, due 3/1/24	4,712	(g)
	Toll Brothers Finance Corp.
3,730	4.38%, due 4/15/23	3,586
805	5.63%, due 1/15/24	805
3,535	4.88%, due 3/15/27	3,261
4,215	4.35%, due 2/15/28	3,725
		47,052

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Building Materials 0.4%
$4,290	HD Supply, Inc., 5.38%, due 10/15/26	$4,113	(g)
865	Jeld-Wen, Inc., 4.88%, due 12/15/27	753	(g)
3,050	USG Corp., 5.50%, due 3/1/25	3,080	(g)
		7,946
Cable & Satellite Television 7.5%
2,100	Altice Financing SA, 6.63%, due 2/15/23	2,079	(g)
4,075	Altice France SA, 8.13%, due 2/1/27	4,022	(g)
	Altice Luxembourg SA
17,600	7.75%, due 5/15/22	16,280	(g)
7,080	7.63%, due 2/15/25	6,036	(g)
	Altice U.S. Finance I Corp.
2,050	5.38%, due 7/15/23	2,050	(g)
6,345	5.50%, due 5/15/26	6,180	(g)
	CCO Holdings LLC/CCO Holdings Capital Corp.
7,485	5.25%, due 9/30/22	7,522
11,550	5.13%, due 5/1/23	11,492	(g)
10,555	5.75%, due 2/15/26	10,449	(g)
10,285	5.00%, due 2/1/28	9,604	(g)
	Cequel Communications Holdings I LLC/Cequel Capital Corp.
8,892	5.13%, due 12/15/21	8,868	(g)
5,895	7.75%, due 7/15/25	6,219	(g)
	CSC Holdings LLC
2,980	6.63%, due 10/15/25	3,122	(g)
8,673	10.88%, due 10/15/25	10,007	(g)
4,475	5.50%, due 4/15/27	4,296	(g)
	DISH DBS Corp.
2,245	6.75%, due 6/1/21	2,267
8,790	5.88%, due 11/15/24	7,472
	Numericable-SFR SA
4,200	6.25%, due 5/15/24	4,032	(g)
12,965	7.38%, due 5/1/26	12,446	(g)
5,110	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, due 1/15/25	5,159	(g)
3,465	UPCB Finance IV Ltd., 5.38%, due 1/15/25	3,371	(g)
2,890	Virgin Media Finance PLC, 6.00%, due 10/15/24	2,821	(g)
8,250	Virgin Media Secured Finance PLC, 5.50%, due 8/15/26	7,776	(g)
2,235	Ziggo B.V., 5.50%, due 1/15/27	2,051	(g)
		155,621
Chemicals 1.8%
2,820	CF Industries, Inc., 5.38%, due 3/15/44	2,482
6,050	Huntsman Int'l LLC, 4.88%, due 11/15/20	6,090
	NOVA Chemicals Corp.
4,175	5.25%, due 8/1/23	4,029	(g)
8,600	4.88%, due 6/1/24	7,901	(g)
5,235	5.00%, due 5/1/25	4,764	(g)
4,735	5.25%, due 6/1/27	4,273	(g)
2,465	PQ Corp., 6.75%, due 11/15/22	2,539	(g)
5,495	WR Grace & Co-Conn, 5.13%, due 10/1/21	5,536	(g)
		37,614

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Consumer - Commercial Lease Financing 5.3%
	Aircastle Ltd.
$2,835	6.25%, due 12/1/19	$2,913
9,735	5.13%, due 3/15/21	9,929
3,780	Avolon Holdings Funding Ltd., 5.13%, due 10/1/23	3,709	(g)
	Navient Corp.
13,820	4.88%, due 6/17/19	13,872
6,275	8.00%, due 3/25/20	6,550
3,670	5.88%, due 3/25/21	3,707
1,615	6.63%, due 7/26/21	1,661
3,737	5.88%, due 10/25/24	3,522
4,065	6.75%, due 6/15/26	3,882
	Park Aerospace Holdings Ltd.
17,375	5.25%, due 8/15/22	17,245	(g)
9,725	5.50%, due 2/15/24	9,630	(g)
3,980	SLM Corp., 6.13%, due 3/25/24	3,876
	Springleaf Finance Corp.
4,135	8.25%, due 12/15/20	4,424
5,025	7.75%, due 10/1/21	5,314
7,115	6.13%, due 5/15/22	7,151
6,420	6.88%, due 3/15/25	6,147
5,595	7.13%, due 3/15/26	5,301
		108,833
Electric - Generation 3.6%
	Calpine Corp.
10,080	6.00%, due 1/15/22	10,130	(g)
10,515	5.38%, due 1/15/23	9,963
2,520	5.75%, due 1/15/25	2,252
	Dynegy, Inc.
6,310	5.88%, due 6/1/23	6,405
10,895	7.63%, due 11/1/24	11,522
	NRG Energy, Inc.
12,340	7.25%, due 5/15/26	13,111
13,400	6.63%, due 1/15/27	13,852
6,345	Vistra Operations Co. LLC, 5.50%, due 9/1/26	6,250	(g)
		73,485
Electric - Integrated 1.4%
9,010	PPL Energy Supply LLC, 4.60%, due 12/15/21	8,447
	Talen Energy Supply LLC
15,005	9.50%, due 7/15/22	15,230	(g)
3,860	6.50%, due 6/1/25	2,875
2,270	10.50%, due 1/15/26	1,995	(g)
		28,547
Electronics 1.0%
5,603	Amkor Technology, Inc., 6.38%, due 10/1/22	5,638
3,040	Micron Technology, Inc., 5.50%, due 2/1/25	3,086
5,820	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	5,798	(g)
5,845	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	5,947	(g)
		20,469

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Energy - Exploration & Production 5.7%
	Antero Resources Corp.
$9,450	5.38%, due 11/1/21	$9,450
8,430	5.13%, due 12/1/22	8,372
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
3,985	10.00%, due 4/1/22	4,388	(g)
6,430	7.00%, due 11/1/26	6,237	(g)
	Chesapeake Energy Corp.
3,560	6.13%, due 2/15/21	3,596
5,470	8.00%, due 1/15/25	5,549
2,425	8.00%, due 6/15/27	2,410
	EP Energy LLC/Everest Acquisition Finance, Inc.
3,434	7.75%, due 9/1/22	2,404
14,635	6.38%, due 6/15/23	8,488
9,935	9.38%, due 5/1/24	7,551	(g)
2,140	Newfield Exploration Co., 5.38%, due 1/1/26	2,160
	Oasis Petroleum, Inc.
3,234	6.88%, due 3/15/22	3,254
4,705	6.25%, due 5/1/26	4,623	(g)
	Range Resources Corp.
6,150	5.00%, due 8/15/22	6,042
7,690	5.00%, due 3/15/23	7,440
11,840	Sanchez Energy Corp., 6.13%, due 1/15/23	4,410
	SM Energy Co.
3,801	6.13%, due 11/15/22	3,849
5,435	5.00%, due 1/15/24	5,177
2,635	6.63%, due 1/15/27	2,648
	Whiting Petroleum Corp.
4,780	5.75%, due 3/15/21	4,810
6,435	6.25%, due 4/1/23	6,515
1,750	6.63%, due 1/15/26	1,754
	WPX Energy, Inc.
3,860	5.25%, due 9/15/24	3,812
2,135	5.75%, due 6/1/26	2,124
		117,063
Food & Drug Retail 0.2%
5,345	Albertsons Cos. LLC/Safeway, Inc./New Albertsons L.P./Albertson's LLC, 5.75%, due 3/15/25	4,704
Food - Wholesale 0.7%
	Post Holdings, Inc.
5,585	5.50%, due 3/1/25	5,400	(g)
3,795	5.75%, due 3/1/27	3,624	(g)
4,575	5.63%, due 1/15/28	4,302	(g)
		13,326
Gaming 3.6%
	Boyd Gaming Corp.
7,190	6.88%, due 5/15/23	7,468
6,055	6.38%, due 4/1/26	6,002

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Eldorado Resorts, Inc.
$690	7.00%, due 8/1/23	$724
5,300	6.00%, due 9/15/26	5,201	(g)
12,875	GLP Capital L.P./GLP Financing II, Inc., 4.88%, due 11/1/20	13,020
2,395	Int'l Game Technology PLC, 6.25%, due 1/15/27	2,365	(g)
4,290	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, due 11/15/21	4,403	(g)
	MGM Resorts Int'l
9,185	8.63%, due 2/1/19	9,254
2,225	5.25%, due 3/31/20	2,253
5,080	6.63%, due 12/15/21	5,320
4,595	5.75%, due 6/15/25	4,480
3,750	Scientific Games Int'l, Inc., 10.00%, due 12/1/22	3,919
6,270	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/23	6,881
3,150	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/25	2,996	(g)
		74,286
Gas Distribution 4.5%
6,565	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	6,401
4,135	Cheniere Corpus Christi Holdings LLC, 5.88%, due 3/31/25	4,249
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
2,655	6.25%, due 4/1/23	2,708
1,865	5.75%, due 4/1/25	1,860
2,320	DCP Midstream LLC, (3 month USD LIBOR + 3.85%), 5.85%, due 5/21/43	2,076	(a)(g)
	DCP Midstream Operating L.P.
2,645	2.70%, due 4/1/19	2,625
2,200	5.60%, due 4/1/44	1,991
	Energy Transfer Equity L.P.
10,915	7.50%, due 10/15/20	11,556
1,755	5.88%, due 1/15/24	1,843
	NuStar Logistics L.P.
4,395	4.80%, due 9/1/20	4,384
1,500	6.75%, due 2/1/21	1,560
1,600	4.75%, due 2/1/22	1,582
2,220	5.63%, due 4/28/27	2,123
	Rockies Express Pipeline LLC
4,405	6.00%, due 1/15/19	4,419	(g)
6,551	5.63%, due 4/15/20	6,693	(g)
4,450	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/23	4,205
9,070	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/25	8,685
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
2,950	4.13%, due 11/15/19	2,950
3,020	4.25%, due 11/15/23	2,896
8,040	6.75%, due 3/15/24	8,422
3,570	5.13%, due 2/1/25	3,472
5,615	5.00%, due 1/15/28	5,320
		92,020
Health Facilities 3.8%
4,900	Columbia/HCA Corp., 7.69%, due 6/15/25	5,353
	HCA, Inc.
3,235	6.50%, due 2/15/20	3,340
11,725	5.88%, due 3/15/22	12,267
10,130	4.75%, due 5/1/23	10,231
10,310	5.00%, due 3/15/24	10,432
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$5,900	5.25%, due 4/15/25	$6,025
10,435	5.38%, due 9/1/26	10,357
2,915	LifePoint Health, Inc., 5.88%, due 12/1/23	3,054
	Tenet Healthcare Corp.
4,855	7.50%, due 1/1/22	5,061	(g)
1,010	8.13%, due 4/1/22	1,052
3,715	6.75%, due 6/15/23	3,705
4,326	4.63%, due 7/15/24	4,170
778	6.88%, due 11/15/31	689
3,645	THC Escrow Corp., 7.00%, due 8/1/25	3,575
		79,311
Health Services 1.2%
4,350	DaVita HealthCare Partners, Inc., 5.13%, due 7/15/24	4,154
4,130	DaVita, Inc., 5.75%, due 8/15/22	4,165
5,385	IQVIA, Inc., 5.00%, due 10/15/26	5,181	(g)
	Service Corp. Int'l
4,940	5.38%, due 1/15/22	4,977
6,675	5.38%, due 5/15/24	6,750
		25,227
Hotels 0.4%
5,898	ESH Hospitality, Inc., 5.25%, due 5/1/25	5,581	(g)
3,320	Hilton Domestic Operating Co., Inc., 5.13%, due 5/1/26	3,245	(g)
		8,826
Integrated Energy 0.8%
	Cheniere Energy Partners L.P.
12,060	5.25%, due 10/1/25	11,834
4,200	5.63%, due 10/1/26	4,137	(g)
		15,971
Investments & Misc. Financial Services 0.7%
	MSCI, Inc.
7,205	5.25%, due 11/15/24	7,259	(g)
6,205	5.75%, due 8/15/25	6,376	(g)
		13,635
Machinery 0.4%
	CNH Industrial Capital LLC
2,670	4.88%, due 4/1/21	2,728
3,475	4.38%, due 4/5/22	3,492
2,435	Manitowoc Foodservice, Inc., 9.50%, due 2/15/24	2,630
		8,850
Managed Care 1.6%
	Centene Corp.
8,040	4.75%, due 5/15/22	8,050
6,080	6.13%, due 2/15/24	6,354
3,770	5.38%, due 6/1/26	3,826	(g)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$5,350	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	$5,435	(g)
	WellCare Health Plans, Inc.
1,860	5.25%, due 4/1/25	1,855
7,695	5.38%, due 8/15/26	7,676	(g)
		33,196
Media Content 3.3%
	AMC Networks, Inc.
3,240	5.00%, due 4/1/24	3,099
3,280	4.75%, due 8/1/25	3,049
	Gannett Co., Inc.
6,962	5.13%, due 10/15/19	6,944
2,695	5.13%, due 7/15/20	2,695
2,230	Lions Gate Capital Holdings LLC, 5.88%, due 11/1/24	2,241	(g)
	Netflix, Inc.
2,230	5.38%, due 2/1/21	2,272
4,845	5.50%, due 2/15/22	4,941
2,375	4.38%, due 11/15/26	2,175
2,030	4.88%, due 4/15/28	1,862	(g)
1,930	6.38%, due 5/15/29	1,929	(g)
	Sinclair Television Group, Inc.
1,915	5.38%, due 4/1/21	1,913
4,130	5.13%, due 2/15/27	3,717	(g)
	Sirius XM Radio, Inc.
1,140	4.63%, due 5/15/23	1,109	(g)
10,838	6.00%, due 7/15/24	11,080	(g)
6,935	5.38%, due 7/15/26	6,782	(g)
4,645	5.00%, due 8/1/27	4,365	(g)
	Univision Communications, Inc.
2,450	6.75%, due 9/15/22	2,499	(g)
3,275	5.13%, due 5/15/23	3,085	(g)
3,130	WMG Acquisition Corp., 5.00%, due 8/1/23	3,091	(g)
		68,848
Medical Products 0.2%
	Hologic, Inc.
4,785	4.38%, due 10/15/25	4,486	(g)
340	4.63%, due 2/1/28	311	(g)
		4,797
Metals - Mining Excluding Steel 2.8%
2,260	Arconic, Inc., 5.13%, due 10/1/24	2,218
3,915	First Quantum Minerals Ltd., 7.25%, due 5/15/22	3,724	(g)
	FMG Resources (August 2006) Pty Ltd.
3,110	4.75%, due 5/15/22	2,986	(g)
1,830	5.13%, due 5/15/24	1,739	(g)
	Freeport-McMoRan, Inc.
3,385	3.10%, due 3/15/20	3,330
1,815	4.00%, due 11/14/21	1,767
2,260	3.55%, due 3/1/22	2,139
6,705	3.88%, due 3/15/23	6,202
9,495	5.40%, due 11/14/34	8,308
5,880	5.45%, due 3/15/43	4,983

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$4,405	Hudbay Minerals, Inc., 7.63%, due 1/15/25	$4,416	(g)
	Novelis Corp.
2,310	6.25%, due 8/15/24	2,287	(g)
9,000	5.88%, due 9/30/26	8,482	(g)
	Teck Resources Ltd.
2,035	4.75%, due 1/15/22	2,035
1,855	8.50%, due 6/1/24	2,013	(g)
1,840	6.25%, due 7/15/41	1,835
		58,464
Oil Field Equipment & Services 0.7%
	Precision Drilling Corp.
4,652	6.50%, due 12/15/21	4,687
3,375	7.75%, due 12/15/23	3,510
7,675	5.25%, due 11/15/24	7,118
		15,315
Packaging 2.7%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
2,535	4.25%, due 9/15/22	2,459	(g)
1,165	4.63%, due 5/15/23	1,133	(g)
8,585	6.00%, due 2/15/25	8,049	(g)
	Ball Corp.
5,270	4.38%, due 12/15/20	5,270
4,180	5.00%, due 3/15/22	4,243
6,075	Berry Plastics Corp., 5.13%, due 7/15/23	6,045
5,725	BWAY Holding Co., 5.50%, due 4/15/24	5,496	(g)
730	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, due 1/15/23	715
4,615	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/26	4,355	(g)
2,290	Owens-Brockway Glass Container, Inc., 5.00%, due 1/15/22	2,261	(g)
	Reynolds Group Issuer, Inc.
5,921	5.75%, due 10/15/20	5,921
1,741	6.88%, due 2/15/21	1,755
8,970	5.13%, due 7/15/23	8,779	(g)
		56,481
Personal & Household Products 0.6%
	Energizer Holdings, Inc.
465	4.70%, due 5/19/21	465
5,620	4.70%, due 5/24/22	5,466
1,435	HRG Group, Inc., 7.75%, due 1/15/22	1,469
2,050	Prestige Brands, Inc., 6.38%, due 3/1/24	2,024	(g)
2,295	Spectrum Brands, Inc., 5.75%, due 7/15/25	2,226
		11,650
Pharmaceuticals 1.3%
2,360	Endo Finance LLC/Endo Finco, Inc., 5.38%, due 1/15/23	2,012	(g)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
5,175	6.00%, due 7/15/23	4,462	(g)
2,800	6.00%, due 2/1/25	2,345	(g)
2,910	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25	2,343	(g)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Valeant Pharmaceuticals Int'l, Inc.
$1,180	6.50%, due 3/15/22	$1,221	(g)
3,800	5.50%, due 3/1/23	3,600	(g)
2,855	5.88%, due 5/15/23	2,730	(g)
1,890	7.00%, due 3/15/24	1,979	(g)
7,015	5.50%, due 11/1/25	6,875	(g)
		27,567
Printing & Publishing 0.3%
4,389	Harland Clarke Holdings Corp., 8.38%, due 8/15/22	3,961	(g)
1,760	R.R. Donnelley & Sons Co., 7.88%, due 3/15/21	1,826
		5,787
Real Estate Development & Management 0.2%
4,835	Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, due 4/15/19	4,811	(g)
Real Estate Investment Trusts 2.4%
	MPT Operating Partnership L.P./MPT Finance Corp.
7,395	6.38%, due 3/1/24	7,654
8,498	5.50%, due 5/1/24	8,583
7,725	5.25%, due 8/1/26	7,454
9,005	5.00%, due 10/15/27	8,462
10,300	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	10,435
7,210	Starwood Property Trust, Inc., 3.63%, due 2/1/21	7,003	(g)
		49,591
Recreation & Travel 0.7%
1,405	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, due 4/15/27	1,342
9,138	NCL Corp. Ltd., 4.75%, due 12/15/21	9,138	(g)
4,155	Six Flags Entertainment Corp., 4.88%, due 7/31/24	3,926	(g)
		14,406
Restaurants 1.2%
	1011778 BC ULC/New Red Finance, Inc.
4,986	4.63%, due 1/15/22	4,942	(g)
6,460	4.25%, due 5/15/24	6,056	(g)
4,715	5.00%, due 10/15/25	4,420	(g)
8,365	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/26	8,219	(g)
		23,637
Software - Services 3.1%
	CDK Global, Inc.
2,090	3.80%, due 10/15/19	2,086
1,730	5.00%, due 10/15/24	1,708
2,530	5.88%, due 6/15/26	2,549
2,350	4.88%, due 6/1/27	2,200

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	First Data Corp.
$5,265	7.00%, due 12/1/23	$5,460	(g)
7,835	5.00%, due 1/15/24	7,757	(g)
5,440	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash / 7.88% PIK, due 5/1/21	5,467	(g)(h)
6,385	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/25	6,329	(g)
	Nuance Communications, Inc.
3,190	5.38%, due 8/15/20	3,192	(g)
8,980	6.00%, due 7/1/24	9,092
8,135	Open Text Corp., 5.88%, due 6/1/26	8,176	(g)
10,465	Rackspace Hosting, Inc., 8.63%, due 11/15/24	9,837	(g)
		63,853
Specialty Retail 0.7%
2,915	Liberty Media Corp., 8.50%, due 7/15/29	3,075
	Penske Automotive Group, Inc.
7,615	3.75%, due 8/15/20	7,539
2,055	5.75%, due 10/1/22	2,083
2,320	QVC, Inc., 5.45%, due 8/15/34	2,056
		14,753
Steel Producers - Products 0.6%
7,866	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	8,260	(g)
	Steel Dynamics, Inc.
855	5.25%, due 4/15/23	857
3,540	5.50%, due 10/1/24	3,562
		12,679
Support - Services 5.1%
6,080	ADT Corp., 4.88%, due 7/15/32	4,788	(g)
13,030	Anna Merger Sub, Inc., 7.75%, due 10/1/22	4,300	(g)
	Aramark Services, Inc.
8,605	5.13%, due 1/15/24	8,562
2,110	5.00%, due 2/1/28	2,002	(g)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
3,100	5.13%, due 6/1/22	3,179	(g)
850	5.50%, due 4/1/23	827
3,285	5.25%, due 3/15/25	2,940	(g)
	Hertz Corp.
3,235	5.88%, due 10/15/20	3,142
1,435	7.63%, due 6/1/22	1,375	(g)
16,295	5.50%, due 10/15/24	12,547	(g)
9,178	IHS Markit Ltd., 5.00%, due 11/1/22	9,369	(g)
985	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/26	906	(g)
	Iron Mountain, Inc.
8,380	6.00%, due 8/15/23	8,579
9,569	5.75%, due 8/15/24	9,389
2,830	5.25%, due 3/15/28	2,540	(g)
10,770	Olympus Merger Sub, Inc., 8.50%, due 10/15/25	9,720	(g)
9,510	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	10,049	(g)
2,140	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/25	2,108	(g)
3,200	ServiceMaster Co. LLC, 5.13%, due 11/15/24	3,080	(g)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	United Rentals N.A., Inc.
$545	4.63%, due 7/15/23	$540
4,680	5.75%, due 11/15/24	4,692
		104,634
Technology Hardware & Equipment 1.5%
	CDW LLC/CDW Finance Corp.
5,830	5.00%, due 9/1/23	5,801
1,935	5.00%, due 9/1/25	1,887
7,740	CommScope Technologies LLC, 6.00%, due 6/15/25	7,527	(g)
2,710	CommScope, Inc., 5.00%, due 6/15/21	2,701	(g)
9,330	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.88%, due 6/15/21	9,459	(g)
4,930	Project Homestake Merger Corp., 8.88%, due 3/1/23	4,523	(g)
		31,898
Telecom - Satellite 1.4%
4,644	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	4,708
	Intelsat Jackson Holdings SA
19,195	5.50%, due 8/1/23	17,180
4,920	8.50%, due 10/15/24	4,834	(g)
3,627	Intelsat Luxembourg SA, 8.13%, due 6/1/23	3,047
		29,769
Telecom - Wireless 2.9%
	Sprint Corp.
6,305	7.88%, due 9/15/23	6,731
16,556	7.13%, due 6/15/24	16,928
4,885	7.63%, due 3/1/26	5,059
4,310	Sprint Nextel Corp., 9.00%, due 11/15/18	4,319	(g)
	T-Mobile USA, Inc.
10,805	6.00%, due 3/1/23	11,049
2,760	6.00%, due 4/15/24	2,829
2,320	6.50%, due 1/15/26	2,448
3,510	4.50%, due 2/1/26	3,285
9,490	Wind Tre SpA, 5.00%, due 1/20/26	8,078	(g)
		60,726
Telecom - Wireline Integrated & Services 4.0%
14,337	Citizens Communications Co., 9.00%, due 8/15/31	8,817
8,440	Embarq Corp., 8.00%, due 6/1/36	8,039
	Equinix, Inc.
1,455	5.75%, due 1/1/25	1,482
4,200	5.88%, due 1/15/26	4,263
	Frontier Communications Corp.
2,445	7.13%, due 1/15/23	1,626
2,895	7.63%, due 4/15/24	1,737
27,085	11.00%, due 9/15/25	19,840
	Level 3 Financing, Inc.
3,220	5.38%, due 8/15/22	3,224
4,910	5.13%, due 5/1/23	4,873
2,450	5.38%, due 1/15/24	2,426

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$3,390	Telecom Italia Capital SA, 6.00%, due 9/30/34	$3,060
8,354	U.S. West Communications Group, 6.88%, due 9/15/33	8,082
	Zayo Group LLC/Zayo Capital, Inc.
3,710	6.00%, due 4/1/23	3,784
3,630	6.38%, due 5/15/25	3,712
8,735	5.75%, due 1/15/27	8,562	(g)
		83,527
Theaters & Entertainment 0.9%
	AMC Entertainment Holdings, Inc.
9,427	5.75%, due 6/15/25	8,720
5,415	6.13%, due 5/15/27	4,975
4,365	Live Nation Entertainment, Inc., 4.88%, due 11/1/24	4,180	(g)
		17,875
	Total Corporate Bonds (Cost $1,862,808)	1,840,889
Convertible Bonds 0.3%
Energy - Exploration & Production 0.3%
5,505	Chesapeake Energy Corp.,5.50%, due 9/15/26 (Cost $5,351)	5,176
Asset-Backed Securities 1.4%
1,100	Annisa CLO Ltd., Ser. 2016-2A, Class ER, (3 month USD LIBOR + 6.00%), 8.45%, due 7/20/31	1,098	(a)(g)
350	Apidos CLO XXIV, Ser. 2016-24A, Class DR, (3 month USD LIBOR + 5.80%), 8.27%, due 10/20/30	350	(a)(g)
1,250	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3 month USD LIBOR + 6.10%), 8.54%, due 10/15/30	1,260	(a)(g)
1,000	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.46%), 8.93%, due 10/20/29	1,010	(a)(g)
2,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3 month USD LIBOR + 6.41%), 8.85%, due 10/15/30	2,018	(a)(g)
500	BlueMountain CLO Ltd., Ser. 2018-2A, Class E, (3 month USD LIBOR + 6.05%), 8.31%, due 8/15/31	496	(a)(g)
1,150	BlueMountain CLO XXII Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.95%), 8.47%, due 7/30/30	1,136	(a)(g)
250	Canyon Capital CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.75%), 8.19%, due 7/15/31	245	(a)(g)
1,000	Carbone CLO Ltd., Ser. 2017-1A, Class D, (3 month USD LIBOR + 5.90%), 8.37%, due 1/20/31	985	(a)(g)
1,000	Dewolf Park CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.20%), 8.64%, due 10/15/30	1,009	(a)(g)
1,600	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3 month USD LIBOR + 6.20%), 8.64%, due 10/19/29	1,615	(a)(g)
250	Dryden 65 CLO Ltd., Ser. 2018-65A, Class E, (3 month USD LIBOR + 5.75%), 8.17%, due 7/18/30	250	(a)(g)
600	Eaton Vance CLO Ltd., Ser. 2015-1A, Class ER, (3 month USD LIBOR + 5.60%),	580	(a)(g)
	8.07%, due 1/20/30
250	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3 month USD LIBOR + 6.00%), 8.34%, due 7/15/31	248	(a)(g)
1,500	Galaxy XXV CLO Ltd., Ser. 2018-25A, Class E, (3 month USD LIBOR + 5.95%), 8.29%, due 10/25/31	1,480	(a)(g)
1,300	Galaxy XXVI CLO Ltd., Ser. 2018-26A, Class E, (3 month USD LIBOR + 5.85%), due 11/22/31	1,287	(a)(d)(g)(i)(j)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,000	HPS Investment Partners, Ser. 2013-2A, Class DR, (3 month USD LIBOR + 6.60%),	$1,011	(a)(g)
	9.07%, due 10/20/29
850	KKR CLO 14 Ltd., Ser. 2014, Class ER, (3 month USD LIBOR + 6.15%), 8.59%, due 7/15/31	856	(a)(g)
1,300	Madison Park Funding XIV Ltd., Ser. 2014-14A, Class ER, (3 month USD LIBOR + 5.80%), 8.27%, due 10/22/30	1,291	(a)(g)(j)
	Magnetite CLO Ltd.
900	Ser. 2014-8A, Class ER2, (3 month USD LIBOR + 5.65%), 8.09%, due 4/15/31	900	(a)(g)
2,000	Ser. 2015-12A, Class ER, (3 month USD LIBOR + 5.68%), 8.12%, due 10/15/31	1,990	(a)(g)
1,000	Milos CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.30%), 8.77%, due 10/20/30	1,008	(a)(g)
1,200	OCP CLO Ltd., Ser. 2017-14A, Class D, (3 month USD LIBOR + 5.80%), 8.12%, due 11/20/30	1,174	(a)(g)
825	Octagon Investment Partners 27 Ltd., Ser. 2016-1A, Class ER, (3 month USD LIBOR + 5.95%), 8.39%, due 7/15/30	827	(a)(g)
1,500	Octagon Investment Partners 39 Ltd., Ser. 2018-3A, Class E, (3 month USD LIBOR + 5.75%), due 10/20/30	1,481	(a)(d)(g)(i)
450	Palmer Square CLO Ltd., Ser. 2014-1A, Class DR2, (3 month USD LIBOR + 5.70%), 8.15%, due 1/17/31	438	(a)(g)
1,000	Post CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.87%), 8.31%, due 4/16/31	990	(a)(g)
300	TICP CLO XI Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 6.00%), 8.44%, due 10/20/31	300	(a)(g)
650	Voya CLO Ltd., Ser. 2016-3A, Class DR, (3 month USD LIBOR + 6.08%), 8.55%, due 10/18/31	645	(a)(g)(j)
	Total Asset-Backed Securities (Cost $27,857)	27,978
NUMBER OF SHARES
Short-Term Investments 3.4%
Investment Companies 3.4%
70,224,807	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(k)	70,225	(l)
	(Cost $70,225)
	Total Investments 100.5% (Cost $2,097,699)	2,075,298
	Liabilities Less Other Assets (0.5)%	(9,803)
	Net Assets 100.0%	$2,065,495

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

Benchmarks for Variable/Floating Rates:

LIBOR = London Interbank Offered Rate

(b)  The stated interest rate represents the weighted average interest rate at October 31, 2018 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  All or a portion of this security had not settled as of October 31, 2018 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

(e)  Illiquid security.

(f)  Value determined using significant unobservable inputs.

(g)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $818,393,000 or 39.6% of net assets of the Fund. Securities denoted with (g) but without (e) have been deemed by the investment manager to be liquid.

(h)  Payment-in-kind (PIK) security.

(i)  When-issued security. Total value of all such securities at October 31, 2018 amounted to approximately $2,768,000, which represents 0.1% of net assets of the Fund.

(j)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to approximately $3,223,000, which represents approximately 0.2% of net assets of the Fund.

(k)  Represents 7-day effective yield as of October 31, 2018.

(l)  All or a portion of this security is segregated in connection with obligations for when-issued and/or delayed delivery securities with a total value of approximately $70,225,000.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Lodging & Casinos	$—	$5,318	$7,404	$12,722
Other Loan Assignments(a)	—	118,308	—	118,308
Total Loan Assignments	—	123,626	7,404	131,030
Corporate Bonds(a)	—	1,840,889	—	1,840,889
Convertible Bonds(a)	—	5,176	—	5,176
Asset-Backed Securities	—	27,978	—	27,978
Short-Term Investments	—	70,225	—	70,225
Total Investments	$—	$2,067,894	$7,404	$2,075,298

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Investments in Securities: (000's omitted)
Loan Assignments(c)
Health Care	$11,796	$—	$—	$—	$—	$—	$—	$(11,796)	$—	$—
Leisure Goods— Activities— Movies	3,104	—	33	(48)	—	(3,089)	—	—	—	—
Lodging & Casinos	12,902	76	506	(1,064)	—	(5,016)	—	—	7,404	(1,064)
Corporate Bonds(d)
Chemicals	1	—	—	(1)	—	—	—	—	—	—
Total	$27,803	$76	$539	$(1,113)	$—	$(8,105)	$—	$(11,796)	$7,404	$(1,064)

(c)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  As of the year ended October 31, 2018, these securities were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund October 31, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 98.3%
Alabama 0.5%
$300	Birmingham Spec. Care Facs. Fin. Au. Rev. (Methodist Home for The Aging), Ser. 2016-2015-1, 5.75%, due 6/1/45	$321
100	Taylor-Ryan Imp. Dist. Rev. Ref., Ser. 2005, (LOC: Synovus Bank), 1.75%, due 11/1/35	100	(a)
		421
Arizona 5.7%
500	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/36	511	(b)
800	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/31 Putable 6/3/24	801
1,230	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Ref. Rev. (Christian Care Retirement Apts. Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/25	1,377
500	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016, 5.00%, due 1/1/26	490	(b)
250	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/25	271	(b)
500	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/46	516
600	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/36	570
500	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/35	518	(b)
		5,054
California 9.1%
250	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/35	259	(b)
500	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.), Ser. 2015-A, 4.50%, due 10/1/25	504
500	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%, due 7/1/31	524	(b)
400	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/30	434	(b)
830	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 2.85%, due 12/1/27	790
485	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/27	465	(b)(c)
500	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/36	500	(b)
600	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/31	619	(b)
750	California Statewide CDA Rev. (Loma Linda Univ. Med. Ctr.), Ser. 2018-A, 5.50%, due 12/1/58	787	(b)
400	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/36	425	(b)
145	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/25	155
400	Del Mar Race Track Au. Ref. Rev., Ser. 2015, 5.00%, due 10/1/38	400
500	Deutsche Bank Spears/Lifers Trust Rev. (Floaters) (Deutsche Bank AG), Ser. 2017-7007, 2.10%, due 3/1/42	500	(a)(b)
300	Deutsche Bank Spears/Lifers Trust Rev. (Starwood Comm. Dev. Au. Multi-Family Hsg.) (Deutsche Bank AG), Ser. 2017-DBE-7006, 2.10%, due 4/1/52	300	(a)(b)
500	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref., Ser. 2018-A-1, 5.00%, due 6/1/47	487
485	Los Alamitos Unified Sch. Dist. G.O. (Cap. Appreciation Bonds Sch. Facs. Dist. Number 1-2008 Election), Ser. 2013-E, 0.00%, due 8/1/43	396	(d)
500	Palomar Hlth. Ref. Rev., Ser. 2016, 5.00%, due 11/1/36	529
		8,074

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Colorado 3.5%
$471	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/26	$467
1,000	Denver Convention Ctr. Hotel Au. Ref. Rev., Ser. 2016, 5.00%, due 12/1/27	1,099
500	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/45	501
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250	Ser. 2015-A, 5.00%, due 12/1/34	272
250	Ser. 2015-A, 5.00%, due 12/1/35	270
500	Ser. 2015-A, 5.00%, due 12/1/45	527
		3,136
Connecticut 1.2%
725	City of Bridgeport, Ser. 2017-A, 5.00%, due 11/1/28	794
290	Mohegan Tribe of Indians Gaming Au. Ref. Rev. (Priority Dist.), Ser. 2015-C, 4.75%, due 2/1/20	293	(b)
		1,087
Florida 5.5%
200	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier), Ser. 2018-C, 7.50%, due 7/1/53	189	(b)
650	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/36	592
450	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/35	464	(b)
350	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A, 6.38%, due 6/1/46	310	(b)
405	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, 3.75%, due 7/1/35	410
400	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/36	414
525	Lee Co. Ind. Dev. Au. Rev. (Cypress Cove Hlth. Park, Inc. Memory Care Proj.), Ser. 2014, 4.50%, due 10/1/32	519
2,000	Martin Co. PCR Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2000, 1.66%, due 7/15/22	2,000	(a)
		4,898
Georgia 0.6%
250	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Village Creekside Proj.), Ser. 2016-A, 6.00%, due 7/1/36	225	(b)(c)
300	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	283	(b)(c)
		508
Hawaii 0.8%
	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref.
250	Ser. 2015, 5.00%, due 1/1/35	241	(b)
500	Ser. 2015, 5.00%, due 1/1/45	463	(b)
		704
Illinois 9.9%
1,000	Chicago G.O., Ser. 2009-C, 5.00%, due 1/1/27	1,003
	Chicago O'Hare Int'l Arpt. Rev. Ref.
200	Ser. 2015-A, 5.00%, due 1/1/28	219
100	Ser. 2015-A, 5.00%, due 1/1/34	108

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$500	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/48	$528
	Chicago Ref. G.O.
1,000	Ser. 2012-C, 5.00%, due 1/1/20	1,021
500	Ser. 2012-C, 5.00%, due 1/1/24	521
155	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/27	168
500	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/39	528
400	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/35	400	(b)
425	Illinois Fin. Au. Rev. Ref. (Rosalind Franklin Univ. of Medicine & Science), Ser. 2017-A, 5.00%, due 8/1/47	445
	Illinois St. G.O.
500	Ser. 2017-A, 5.00%, due 12/1/35	507
1,000	Ser. 2017-D, 5.00%, due 11/1/28	1,030
	Illinois St. G.O. Ref.
750	Ser. 2016, 5.00%, due 2/1/24	779
485	Ser. 2016, 5.00%, due 2/1/26	504
510	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/22	534
500	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A, 5.25%, due 12/1/47	476	(b)
		8,771
Indiana 0.9%
725	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/43	831
Iowa 1.0%
400	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/32	390
500	People's Mem. Hosp. Buchanan Co. Hosp. Rev., Ser. 2016, 1.50%, due 12/1/18	499
		889
Kansas 0.3%
300	Wichita City Sales Tax. Spec. Oblig. Rev. Ref. (Greenwich Star Bond), Ser. 2017-K-96, 4.20%, due 9/1/27	297
Kentucky 1.5%
405	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/29	393
435	Kentucky Econ. Dev. Fin. Au. Rev. Ref. (Owensboro Hlth., Inc. Obligated Group), Ser. 2017-A, (AGM Insured), 4.00%, due 6/1/37	423
475	Ohio Co. PCR Ref. (Big Rivers Elec. Corp. Proj.), Ser. 2010-A, 6.00%, due 7/15/31	478
		1,294
Louisiana 1.1%
400	Louisiana Local Gov't. Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A, 5.75%, due 2/1/32	407	(b)
500	New Orleans Aviation Board Rev. (Gen. Arpt. Terminal), Ser. 2017-B, 5.00%, due 1/1/26	557
		964

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Maine 0.7%
$445	Maine St. Ed. Loan Au. Std. Loan Rev. (Supplemental Ed. Loan), Ser. 2014-A-1, (AGM Insured), 4.00%, due 12/1/20	$455
200	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/35 Putable 8/1/25	203	(b)
		658
Michigan 4.0%
1,000	Michigan St. Fin. Au. Rev. Ref. (Std. Loan), Ser. 2014-25-A, 5.00%, due 11/1/20	1,044
1,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-C, 2.15%, due 6/1/23	966
400	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/35	400
1,000	Warren Cons. Sch. Dist. Ref. G.O., Ser. 2016-A, 5.00%, due 5/1/27	1,128
		3,538
Minnesota 0.8%
500	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/50	448
300	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/35	302
		750
Mississippi 0.6%
	Mississippi St. Bus. Fin. Commission Gulf Opportunity Zone Rev. (Chevron U.S.A., Inc. Proj.)
235	Ser. 2009-G, 1.66%, due 12/1/30	235	(a)
300	Ser. 2010-F, 1.59%, due 12/1/30	300	(a)
		535
Missouri 1.1%
	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.)
255	Ser. 2015-A, 5.00%, due 8/15/30	263
390	Ser. 2015-A, 5.00%, due 8/15/35	396
355	Ser. 2015-A, 5.13%, due 8/15/45	360
		1,019
Nevada 0.6%
500	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/45	502	(b)
New Jersey 8.6%
	Atlantic City G.O. Ref.
200	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/26	224
200	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/32	219
200	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/42	213
200	Essex Co. Imp. Au. Solid Waste Disp. Rev. (Covanta Energy Proj.), Ser. 2015, 5.25%, due 7/1/45	201	(b)
	New Jersey Econ. Dev. Au. Ref. Rev. (Sch. Facs. Construction)
625	Ser. 2005-K, (AMBAC Insured), 5.25%, due 12/15/20	658
500	Ser. 2014-PP, 5.00%, due 6/15/19	508
750	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/47	777

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$250	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2017-1A, 5.00%, due 12/1/25	$276
750	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/27	835
1,265	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.), Ser. 2017, 5.00%, due 10/1/26	1,382
720	New Jersey Trans. Trust Fund Au. Rev., Ser. 2003-B-4, 5.25%, due 12/15/19	742
600	New Jersey Trans. Trust Fund Au. Rev. (Federal Hwy. Reimbursement Notes), Ser. 2016-A-1, 5.00%, due 6/15/19	610
1,000	New Jersey Trans. Trust Fund Au. Trans. Sys. Rev. Ref., Ser. 2018-A, (BAM Insured), 4.00%, due 12/15/37	979
		7,624
New Mexico 0.5%
500	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/25	492	(b)(c)
New York 5.3%
200	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/34	202
400	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Josephs College), Ser. 2010, 5.25%, due 7/1/25	401
	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Obligated Group)
250	Ser. 2018-A, 5.00%, due 8/1/33	276
300	Ser. 2018-A, 4.00%, due 8/1/37	292
900	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/22	970	(b)
500	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/31	516
1,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/28	1,108
500	Syracuse IDA Pilot Rev. Ref. (Carousel Ctr. Proj.), Ser. 2016-A, 5.00%, due 1/1/31	532
400	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/30	392	(b)
		4,689
North Carolina 0.7%
250	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/37	259
345	North Carolina Med. Care Commission Retirement Facs. Ref. Rev. (United Methodist Retirement Homes), Ser. 2016-A, 5.00%, due 10/1/35	363
		622
North Dakota 1.1%
500	Grand Forks Co. Solid Waste Disp. Rev. (Green Bond-Red River Biorefinery, LLC Proj.), Ser. 2018, 5.38%, due 9/15/38	470	(b)
515	Williston Sales Tax Rev., Ser. 2011-B, 2.75%, due 5/1/19	514
		984
Ohio 3.3%
2,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/47	1,942
1,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2017, 4.50%, due 1/15/48	1,000	(b)
		2,942

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Oklahoma 0.9%
$725	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/57	$776
Oregon 0.5%
490	Western Generation Agcy. Rev. (Wauna Cogeneration Proj.), Ser. 2006-A, 5.00%, due 1/1/21	486
Pennsylvania 4.8%
	Commonwealth Fin. Au. Tobacco Master Settlement Payment Rev. (Tobacco Master Settlement Payment Bonds)
500	Ser. 2018, 5.00%, due 6/1/20	519
350	Ser. 2018, 5.00%, due 6/1/32	386
	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.)
250	Ser. 2015, 5.25%, due 7/1/35	262
150	Ser. 2015, 5.50%, due 7/1/45	158
150	Latrobe Ind. Dev. Au. (St. Vincent College Proj.), Ser. 2013, 5.00%, due 5/1/43	154
	Luzerne Co. G. O. Ref.
750	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/29	826
200	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/27	223
750	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2016-C, 5.00%, due 12/31/38	787
400	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A, 6.75%, due 12/1/53	384	(b)
500	Pennsylvania St. Turnpike Commission Turnpike Rev., Subser. 2017-B-1, 5.25%, due 6/1/47	537
		4,236
Rhode Island 2.6%
	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev.
255	Ser. 2016-1-C, 2.75%, due 4/1/25	244
275	Ser. 2016-1-C, 2.85%, due 10/1/25	263
280	Ser. 2016-1-C, 2.95%, due 4/1/26	267
185	Ser. 2016-1-C, 3.00%, due 10/1/26	180
	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.)
665	Ser. 2013-A, 3.25%, due 12/1/22	666
675	Ser. 2017-A, 5.00%, due 12/1/24	735
		2,355
South Carolina 1.7%
500	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/31	510
500	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A, 7.75%, due 10/1/57	466
500	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Repower South Berkeley LLC Proj.), Ser. 2017, 6.25%, due 2/1/45	501	(b)
		1,477
Tennessee 0.8%
800	Bristol IDB Sales Tax Rev., Ser. 2016-B, 0.00%, due 12/1/21	695	(b)
Texas 7.4%
750	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/45	776
500	Austin Comm. College Dist. Pub. Fac. Corp. Lease Rev., Ser. 2018-C, 4.00%, due 8/1/33	510
400	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/38	407

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$400	Houston Arpt. Sys. Rev., Ser. 2015-B-1, 5.00%, due 7/15/30	$426
400	Mesquite Hlth. Fac. Dev. Corp. Ref. Rev. (Christian Care Centers, Inc. Proj.), Ser. 2016, 5.00%, due 2/15/35	404
750	Mission Econ. Dev. Corp. Rev. (Sr. Lien-Natgasoline Proj.), Ser. 2016-B, 5.75%, due 10/1/31	773	(b)
300	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/45	251	(b)(c)(e)
750	New Hope Cultural Ed. Facs. Fin. Corp. Retirement Fac. Rev. Ref. (Carillon Life Care Comm. Proj.), Ser. 2016, 5.00%, due 7/1/36	758
500	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage), Ser. 2016-C, 5.75%, due 7/1/51	533
500	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/47	428
500	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/40	524
750	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/34	797
		6,587
Utah 0.6%
500	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/45	509	(b)
Vermont 1.8%
500	Vermont Econ. Dev. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013, 4.63%, due 4/1/36 Putable 4/3/28	487	(b)
	Vermont Std. Assist. Corp. Ed. Loan Rev.
815	Ser. 2013-A, 3.90%, due 6/15/22	833
320	Ser. 2015-A, 4.13%, due 6/15/28	319
		1,639
Virgin Islands 0.2%
200	Virgin Islands Pub. Fin. Au. Rev., Ser. 2014-A, 5.00%, due 10/1/29	195
Virginia 0.7%
400	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/35	398	(b)
200	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/35	209	(b)
		607
Washington 0.6%
500	Washington St. Hsg. Fin. Commission Rev. Ref. (Bayview Manor Homes), Ser. 2016-A, 5.00%, due 7/1/46	505	(b)
West Virginia 1.8%
825	West Virginia Econ. Dev. Au. Energy Rev. Ref. (Morgantown Energy Assoc. Proj.), Ser. 2016, 2.88%, due 12/15/26	791
	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group)
400	Ser. 2018-A, 5.00%, due 1/1/43	426
425	Ser. 2018-A, 4.13%, due 1/1/47	392
		1,609

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Wisconsin 5.0%
$400	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory), Ser. 2015, 4.95%, due 3/1/30	$404	(b)
300	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015, 5.38%, due 7/1/35	294	(b)
750	Pub. Fin. Au. Exempt Facs. Ref. Rev. (Celanese Proj.), Ser. 2016-C, 4.30%, due 11/1/30	760	(b)
1,000	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/32	1,099
250	Pub. Fin. Au. Multi-Family Hsg. Mtge. Rev. (Trinity Affordable Section 8 Assisted Apts. Proj.), Ser. 2015-A, 4.50%, due 7/1/33	240
	Pub. Fin. Au. Multi-Family Hsg. Rev. (FFAH North Carolina & Missouri Portfolio)
405	Ser. 2015-A, 3.00%, due 12/1/21	402
450	Ser. 2015-A, 4.75%, due 12/1/35	455
400	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/35	280	(c)(e)
500	Pub. Fin. Au. Rev. (Sr.-Maryland Proton Treatment Ctr. LLC), Ser. 2018-A-1, 6.38%, due 1/1/48	504	(b)
		4,438
	Total Investments 98.3% (Cost $88,680)	87,397
	Other Assets Less Liabilities 1.7%	1,539
	Net Assets 100.0%	$88,936

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2018.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $21,258,000, which represents 23.9% of net assets of the Fund. Securities denoted with (b) but without (c) have been deemed by the investment manager to be liquid.

(c)  Illiquid security.

(d)  Currently a zero coupon security; will convert to 6.04% on August 1, 2026.

(e)  Defaulted security.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$87,397	$—	$87,397
Total Investments	$—	$87,397	$—	$87,397

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund(a) October 31, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 103.4%
Alabama 1.2%
$565	Fort Payne City G.O. (Sch. Warrants), Ser. 2018-B, (AGM Insured), 5.00%, due 5/1/27	$647
Arkansas 1.9%
	Russellville City Wtr. & Swr. Rev.
315	Ser. 2018, (AGM Insured), 4.00%, due 7/1/28	331
660	Ser. 2018, (AGM Insured), 4.00%, due 7/1/30	687
		1,018
California 0.2%
100	Los Angeles Dept. of Wtr. & Pwr. Rev. Ref., Subser. 2001-B-3, (LOC: Barclays Bank PLC), 1.30%, due 7/1/34	100	(b)
District of Columbia 1.9%
1,000	Dist. of Columbia Hsg. Fin. Agcy. Rev., Ser. 2018-B-1, (FHA Insured), 2.55%, due 9/1/23 Putable 3/01/22	996
Florida 2.2%
1,000	Miami-Dade Co. (Bldg. Better Comm. Prog.), Ser. 2015-D-REMK, 5.00%, due 7/1/26	1,161
Indiana 1.8%
850	Ball St. Univ. Rev. (Hsg. & Dining), Ser. 2018, 5.00%, due 7/1/35	958
Kansas 1.1%
500	Wyandotte Co. Unified Sch. Dist. # 203 G.O. Impt., Ser. 2018-A, 5.00%, due 9/1/35	563
Louisiana 2.7%
	Natchitoches Parish Sch. Dist. G.O. # 9
505	Ser. 2018, (AGM Insured), 5.00%, due 3/1/27	566	(c)
755	Ser. 2018, (AGM Insured), 5.00%, due 3/1/28	849	(c)
		1,415
Massachusetts 4.4%
2,000	Massachusetts St. Clean Wtr. Trust (St. Revolving Green Bond), Ser. 2018-21, 5.00%, due 8/1/33	2,312
Michigan 7.0%
500	Livonia Pub. Sch. Dist. G.O., Ser. 2016, (AGM Insured), 5.00%, due 5/1/28	562
290	Michigan St. Hsg. Dev. Au. Rev. Ref., Ser. 2018-B, 3.15%, due 4/1/28	280
1,000	Michigan St. Hsg. Dev. Au. Single Family Mtge. Rev. (Non Ace), Ser. 2018-C, 2.90%, due 12/1/24 Trenton Pub. Sch. Dist. G.O. (Sch. Bldg. & Site)	995	(c)
850	Ser. 2018, 5.00%, due 5/1/39	936
785	Ser. 2018, 5.00%, due 5/1/36	872
		3,645
Minnesota 0.4%
210	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A, 5.00%, due 6/15/38	207	(d)

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund(a)(cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Mississippi 2.5%
	West Rankin Utils. Au. Rev.
$440	Ser. 2018, (AGM Insured), 5.00%, due 1/1/43	$476
750	Ser. 2018, (AGM Insured), 5.00%, due 1/1/48	808
		1,284
Missouri 5.1%
	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR
660	Ser. 2018-A, 5.00%, due 7/1/29	776
510	Ser. 2018-A, 5.00%, due 1/1/30	597
1,300	Missouri St. Hlth. & Ed. Fac. Au. Rev. (St. Louis Univ.), Ser. 2008-B-1, (LOC: Barclays Bank PLC), 1.61%, due 10/1/35	1,300	(b)
		2,673
New York 55.1%
200	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A, 4.00%, due 6/1/22	206
250	Buffalo & Fort Erie Pub. Bridge Au. Rev., Ser. 2017, 5.00%, due 1/1/47	272
250	Buffalo, G.O., Ser. 2016-A, 5.00%, due 4/1/28 Dutchess Co. Local Dev. Corp. Rev.	285
225	Ser. 2014-A, 5.00%, due 7/1/21	240
150	Ser. 2014-A, 5.00%, due 7/1/22	163
135	Ser. 2014-A, 4.00%, due 7/1/23	143
115	Ser. 2014-A, 5.00%, due 7/1/25	128
600	Erie Co. IDA Sch. Fac. Ref. Rev. (City Sch. Dist. Buffalo Proj.), Ser. 2016-A, 5.00%, due 5/1/29 Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)	688
575	Ser. 2014, 5.00%, due 7/1/19	585
605	Ser. 2014, 5.00%, due 7/1/20	630
500	Long Island Pwr. Au. Rev., Ser. 2008-A, 6.00%, due 5/1/33 Pre-Refunded 5/1/19	510
1,000	Metropolitan Trans. Au. Dedicated Tax Fund Ref. Rev., Ser. 2016-A, 5.25%, due 11/15/27 Metropolitan Trans. Au. Rev.	1,180
1,120	Ser. 2008-C, 6.50%, due 11/15/28 Pre-Refunded 11/15/18	1,122
90	Ser. 2008-C, 6.50%, due 11/15/28 Pre-Refunded 11/15/18	90
290	Ser. 2008-C, 6.50%, due 11/15/28	291
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
115	Ser. 2014-A, 5.00%, due 6/1/20	120
50	Ser. 2014-A, 5.00%, due 6/1/22	54
100	Ser. 2014-A, 5.00%, due 6/1/23	111
450	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/22	491
150	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/27	164
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/19	353
1,000	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 6.75%, due 11/1/33	1,000
1,050	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen.), Ser. 2010-DD-3A, (LOC: U.S. Bank), 1.66%, due 6/15/43	1,050	(b)
1,100	New York City Transitional Fin. Au. Rev. (Future Tax Secured-Fiscal), Subser. 2016-A-1, 5.00%, due 5/1/33	1,226
745	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.50%, due 7/1/24	797
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering)
500	Ser. 2012-1, 5.00%, due 7/1/20	524
1,150	Ser. 2012-1, 4.00%, due 7/1/22	1,210

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund(a)(cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$200	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/22 Pre-Refunded 5/1/21	$214
300	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Bldg. Fin. Prog.), Ser. 2017-C, (AGM Insured), 5.00%, due 10/1/27	350
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.)
275	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/23	308
2,000	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/24	2,267
500	New York St. Dorm. Au. Rev. Non St. Supported Debt Ref. (NYU Dorm. Facs.), Ser. 2015-B, 5.00%, due 7/1/26	572
	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Cons. 5th)
495	Ser. 2008-E, 6.13%, due 1/1/31	498
5	Ser. 2008-E, 6.13%, due 1/1/31	5
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental Hlth. Svcs. Facs. Imp.), Ser. 2008-F, 6.25%, due 2/15/31	1,503
2,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	2,201	(e)
1,450	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking Rev. Revolving Fund Muni. Wtr. Fin. Auth. Proj.), Ser. 2012-D, 5.00%, due 6/15/24	1,586
250	New York St. G.O., Ser. 2016-B-1, 5.00%, due 12/1/29	286
500	New York St. Hsg. Fin. Agcy. Rev. (Green Bond), Ser. 2018-F, (SONYMA Insured), 2.15%, due 5/1/21 New York St. Urban Dev. Corp. Rev. Ref. (Personal Income Tax)	497
500	Ser. 2016-A, 5.00%, due 3/15/28	571
1,000	Ser. 2017-B, 5.00%, due 3/15/30	1,139
335	Ser. 2017-C-2, 5.00%, due 3/15/29	387
550	Niagara Falls Ref. G.O., Ser. 2016, 4.00%, due 5/15/19	554
610	Onondaga Civic Dev. Corp. Ref. Rev., Ser. 2015, 5.00%, due 10/1/21	653
350	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/21	365
170	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/23	192
950	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,059
		28,840
North Carolina 1.3%
	Scotland Co. Rev.
350	Ser. 2018, 5.00%, due 12/1/24	395
250	Ser. 2018, 5.00%, due 12/1/26	286
		681
North Dakota 0.5%
250	Grand Forks Co. Rev. (Green Bond-Red River Biorefinery, LLC Proj.), Ser. 2018, 5.38%, due 9/15/38	235	(d)
Ohio 3.6%
750	American Muni. Pwr. Ohio, Inc. Rev. (Comb. Hydroelectric Proj.), Ser. 2018-A, 2.25%, due 2/15/48 Putable 8/15/21	743
1,000	Ohio St. Wtr. Dev. Au. Wtr. PCR Loan Fund, Ser. 2017-A, 5.00%, due 12/1/29	1,158
		1,901
Pennsylvania 3.7%
	Allegheny Co. Sanitary Au. Rev.
290	Ser. 2018, 5.00%, due 6/1/30	330
565	Ser. 2018, 5.00%, due 6/1/32	636
1,000	Pennsylvania St. Hsg. Fin. Agcy. Single Family Mtge. Rev., Ser. 2018-127B, 2.85%, due 4/1/26	986
		1,952

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund(a)(cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
South Carolina 1.0%
$500	Allendale Co. Sch. Dist. Energy Savings Spec. Oblig. Rev. Ref. (Impt.), Ser. 2014, 3.00%, due 12/1/20	$504
Texas 3.9%
850	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/24	938
1,000	Socorro Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2018, 5.00%, due 8/15/43	1,100
		2,038
West Virginia 1.9%
500	West Virginia Hosp. Fin. Au. Rev. (Impt. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/52	527
	West Virginia Hsg. Dev. Fund Rev. (Hsg. Fin.)
220	Ser. 2018-A, 1.88%, due 11/1/20	218
275	Ser. 2018-A, 2.65%, due 11/1/24	271
		1,016
	Total Investments 103.4% (Cost $54,672)	54,146
	Liabilities Less Other Assets (3.4)%	(1,789)
	Net Assets 100.0%	$52,357

(a)  Formerly New York Municipal Income Fund through June 15, 2018 (See Note A of Notes to Financial Statements for additional information).

(b)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2018.

(c)  When-issued security. Total value of all such securities at October 31, 2018 amounted to approximately $2,410,000, which represents 4.6% of net assets of the Fund.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $442,000, which represents 0.8% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(e)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $2,201,000.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$54,146	$—	$54,146
Total Investments	$—	$54,146	$—	$54,146

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund October 31, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 99.1%
Alabama 0.3%
$700	Mobile Co. Ind. Dev. Au. PCR Ref. (ExxonMobil Proj.), Ser. 2002, 1.65%, due 7/15/32	$700	(a)
Alaska 1.3%
2,000	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/25	2,249
700	Valdez Marine Term. Rev. Ref. (Exxon Pipeline Co. Proj.), Ser. 1993-A, 1.64%, due 12/1/33	700	(a)
		2,949
Arizona 0.7%
500	Maricopa Co. Ind. Dev. Au. Rev. (Banner Hlth. Obligated Group), Ser. 2017-C, 5.00%, due 1/1/48 Putable 10/18/24	561
950	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/24	1,055
		1,616
California 8.7%
725	California G.O. Ref., Ser. 2017, 5.00%, due 11/1/28	847
2,000	California Pub. Works Board Lease Rev. Ref., Ser. 2017-B, 5.00%, due 10/1/26	2,332
2,055	California Statewide Communities Dev. Au. PCR (So. California Edison Co.), Ser. 2006, 1.90%, due 4/1/28 Putable 4/1/20	2,034
250	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/28	274
1,665	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured), 5.00%, due 8/1/32	1,908
3,900	Deutsche Bank Spears/Lifers Trust Rev. (Floaters), Ser. 2017-7007, (LOC: Deutsche Bank AG), 2.10%, due 3/1/42	3,900	(a)(b)
600	Deutsche Bank Spears/Lifers Trust Rev. (Starwood Comm. Dev. Au.), Ser. 2017-DBE-7006, (LOC: Deutsche Bank AG), 2.10%, due 4/1/52	600	(a)(b)
1,900	Eastern Muni. Wtr. Dist. Wtr. & Waste Wtr. Rev. Ref., Subser. 2016-A, 5.00%, due 7/1/37 Fresno Joint Pwr. Fin. Au. Lease Rev. Ref. (Master Lease Proj.)	2,136
1,300	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/27	1,496
400	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/32	447
1,500	Los Alamitos Unified Sch. Dist. G.O. (Cabs Sch. Facs. Dist. #1), Ser. 2013-E, 0.00%, due 8/1/43	1,225	(c)
560	Placer Co. Wtr. Agcy. Cert. of Participation Ref. Rev., Ser. 2016, 4.00%, due 7/1/30	604
825	San Joaquin Co. Trans. Au. Rev. Ref., Ser. 2017, 5.00%, due 3/1/31	958
	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010)
740	Ser. 2012-B, 0.00%, due 8/1/26	585
645	Ser. 2012-B, 0.00%, due 8/1/27	488
		19,834
Colorado 0.6%
945	Colorado St. Ed. & Cultural Facs. Au. Rev. Ref. (Alexander Dawson Sch. Proj.), Ser. 2016, 5.00%, due 5/15/25	1,063
300	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/25	318
		1,381
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Connecticut 2.3%
$3,000	Connecticut St. G.O., Ser. 2018-C, 4.00%, due 6/15/24	$3,146
2,000	Connecticut St. Hlth. & Ed. Facs. Au. Rev. (Yale Univ.), Ser. 1997-T-2, 1.65%, due 7/1/29 Putable 2/3/20	1,986
		5,132
District of Columbia 0.4%
	Dist. of Columbia Rev. (Assoc. of American Med. College)
460	Ser. 2011-A, 5.00%, due 10/1/21	492
350	Ser. 2011-A, 5.00%, due 10/1/22	381
		873
Florida 8.2%
700	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/30	730
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,088
1,345	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/19	1,357
340	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/29 Pre-Refunded 10/1/22	373
3,470	Miami-Dade Co. (Bldg. Better Comm. Prog.), Ser. 2015-D, 5.00%, due 7/1/26	4,027
2,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/32	2,059
400	Miami-Dade Co. Ind. Dev. Au. Rev. Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 1993, 1.70%, due 6/1/21	400 (a)
3,000	Miami-Dade Co. Wtr. & Swr. Sys. Rev. Ref., Ser. 2017-B, 5.00%, due 10/1/29	3,446
	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.)
1,155	Ser. 2010, 5.00%, due 5/1/22 Pre-Refunded 5/1/20	1,201
1,480	Ser. 2010, 5.00%, due 5/1/23 Pre-Refunded 5/1/20	1,539
2,040	Seminole Co. Sales Tax Rev. Ref., Ser. 2006-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 10/1/23	2,308
		18,528
Georgia 1.9%
1,645	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/22	1,787
1,000	Forsyth Co. G.O. Ref., Ser. 2015-B, 5.00%, due 3/1/27	1,145
500	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer), Ser. 1995-1, 2.00%, due 7/1/25 Putable 6/13/19	498
	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.)
290	Ser. 2014, 5.00%, due 4/1/22	313
540	Ser. 2014, 5.00%, due 4/1/25	595
		4,338
Illinois 6.0%
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/20	1,487
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30 Pre-Refunded 12/1/21	1,086
750	Dekalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25	556
	Illinois Fin. Au. Rev. (LOC Gov't Prog.-E Prairie Sch. Dist. # 73 Proj.)
1,065	Ser. 2018, (BAM Insured), 5.00%, due 12/1/29	1,187
485	Ser. 2018, (BAM Insured), 4.00%, due 12/1/42	475
	Illinois St. G.O.
1,500	Ser. 2017-A, 5.00%, due 12/1/35	1,522

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$250	Ser. 2017-D, 5.00%, due 11/1/26	$260
3,000	Ser. 2017-D, 5.00%, due 11/1/28	3,090
125	Illinois St. G.O. Ref., Ser. 2010, 5.00%, due 1/1/20	128
1,000	Sales Tax Securitization Corp. Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/28	1,127
	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)
500	Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/26	516
500	Ser. 2014-A1, (BAM Insured), 5.00%, due 2/15/27	537
	Springfield G.O.
950	Ser. 2014, 4.25%, due 12/1/27	981
665	Ser. 2014, 5.00%, due 12/1/28	729
		13,681
Indiana 1.5%
645	Indiana Hlth. Fac. Fin. Au. Rev. (Ascension Hlth. Sub. Credit), Ser. 2005-A-1, 2.80%, due 11/1/27 Putable 8/1/19	647
500	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2016-C, 5.00%, due 1/1/27	574
2,100	Lafayette Sch. Corp. G.O., Ser. 2016, 4.00%, due 1/15/19	2,109
		3,330
Iowa 0.3%
640	Iowa St. Fin. Au. Single Family Mtge. Rev. (Non Ace-Mtge.-Backed Sec. Prog.), Ser. 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/26	622
Kentucky 1.6%
2,000	Carroll Co. PCR Rev. ref. (KY Utils. Co. Proj.), Ser. 2016-A, 1.05%, due 9/1/42 Putable 9/1/19	1,980
1,470	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/24	1,547
		3,527
Louisiana 0.2%
145	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/23	150
200	New Orleans Swr. Svc. Ref. Rev., Ser. 2014, 5.00%, due 6/1/23	220
		370
Maryland 7.0%
2,645	Anne Arundel Co. G.O., Ser. 2018, 5.00%, due 10/1/23	2,967
4,000	Charles Co. G.O. Ref. (Consol Pub. Imp.), Ser. 2017, 5.00%, due 10/1/23	4,487
2,500	Maryland St. Dept. of Trans. Ref. Rev. Ref., Ser. 2016, 4.00%, due 9/1/25	2,726
3,000	Maryland St. G.O. Ref., Ser. 2017-C, 5.00%, due 8/1/23	3,352
2,000	Montgomery Co. G.O., Ser. 2014-A, 5.00%, due 11/1/24	2,282
		15,814
Massachusetts 0.9%
600	Boston Wtr. & Swr. Commission Rev., Ser. 1993-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/19	607
500	Massachusetts St. Dev. Fin. Agcy. Rev. (CareGroup Obligated Group), Ser. 2018-J2, 5.00%, due 7/1/53	529
675	Massachusetts St. Sch. Bldg. Au. Sales Tax Rev., Ser. 2016-B, 5.00%, due 11/15/26	788
		1,924

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Michigan 0.8%
$1,830	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/25	$1,769
Minnesota 1.9%
550	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/29	626
750	Minnesota St. G.O. (Trunk Hwy.), Ser. 2018-B, 4.00%, due 8/1/29	806
1,080	Rochester G.O. (Lodging Tax), Ser. 2015-A, 5.00%, due 2/1/23	1,199
1,000	St. Paul Hsg. & Redev. Au. Hlth. Care Rev. Ref. (Fairview Hlth. Svcs. Obligated Group), Ser. 2017-A, 4.00%, due 11/15/43	971
755	Willmar G.O. Ref. (Rice Mem. Hosp. Proj.), Ser. 2012-A, 5.00%, due 2/1/19	761
		4,363
Mississippi 5.3%
1,250	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/27	1,415
	Mississippi St. Bus. Fin. Commission Gulf Opportunity Zone Rev. (Chevron U.S.A., Inc. Proj.)
4,400	Ser. 2009-G, 1.66%, due 12/1/30	4,400	(a)
1,500	Ser. 2010-F, 1.59%, due 12/1/30	1,500	(a)
120	Ser. 2010-I, 1.66%, due 11/1/35	120	(a)
1,325	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/26	1,518
2,100	Warren Co. Gulf Opportunity Zone Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2018, 2.90%, due 9/1/32 Putable 9/1/23	2,081
1,000	West Rankin Utils. Au. Rev., Ser. 2018, (AGM Insured), 5.00%, due 1/1/43	1,083
		12,117
Missouri 1.8%
2,000	Missouri St. Hlth. & Ed. Facs. Au. Hlth. Fac. Rev. Ref. (SSM Hlth. Care Oblig.), Ser. 2018-C, 5.00%, due 6/1/36 Putable 6/1/23	2,160
	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (Non-AMT Spec. Homeownership Loan Prog.)
890	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 3.80%, due 11/1/34	896
1,040	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 4.00%, due 11/1/39	1,047
		4,103
Nevada 0.3%
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23 Pre-Refunded 6/15/19	775
New Jersey 4.2%
150	Jersey City G.O. Ref., Ser. 2012, (AGM Insured), 4.00%, due 9/1/19	152
1,000	New Jersey Econ. Dev. Au. Rev., Ser. 2017-DDD, 5.00%, due 6/15/42	1,032
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,003
400	New Jersey Hlth. Care Fac. Fin. Au. Dept. Human Svc. Rev. (Greystone Park Psychiatric Hosp. Proj.), Ser. 2013-B, 5.00%, due 9/15/20	417
1,130	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Inspira Hlth. Obligated Group), Ser. 2017-A, 5.00%, due 7/1/29	1,269
1,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Princeton Hlth. Care Sys.), Ser. 2017, 5.00%, due 10/1/26	1,093
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,030
2,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref., Ser. 2018-A, 5.00%, due 12/15/28	2,186
1,000	New Jersey Trans. Trust Fund Au. Rev. (Federal Hwy. Reimbursement Notes), Ser. 2016-A-1, 5.00%, due 6/15/19	1,017
295	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/23	312
		9,511

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
New York 8.2%
$390	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/26	$430
650	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	673
1,140	Hempstead Town Local Dev. Corp. Rev. Ref. (Molloy College Proj.), Ser. 2017, 5.00%, due 7/1/29 Long Beach, G.O.	1,256
485	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/21	507
500	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/22	526
520	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/23	549
1,000	Long Island Pwr. Au. Elec. Sys. Gen. Rev, Ser. 2017, 5.00%, due 9/1/29	1,140
1,000	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/46	1,024
1,170	New York City Transitional Fin. Au. Ref. Rev. (Future Tax Secured), Ser. 2015-C, 5.00%, due 11/1/18	1,170
	New York City Transitional Fin. Au. Rev. (Future Tax Secured)
1,950	Subser. 2016-A-1, 4.00%, due 5/1/31	2,032
3,200	Subser. 2017-F-1, 5.00%, due 5/1/30	3,644
800	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/25	902
125	New York St. Dorm. Au. Personal Income Tax Rev. Ref., Ser. 2015-E, 5.00%, due 3/15/26	143
900	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	990
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19 Pre-Refunded 12/15/18	753
775	Niagara Falls G.O. Ref., Ser. 2016, 4.00%, due 5/15/19	781
1,000	Oneida Co. G.O., Ser. 2016, (BAM Insured), 2.00%, due 5/15/19	1,000
1,000	Utils. Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,114
		18,634
North Carolina 0.3%
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	660
Ohio 3.6%
	Ohio St. G.O.
4,000	Ser. 2018-A, 5.00%, due 2/1/24	4,505
1,000	Ser. 2018-A, 5.00%, due 6/15/24	1,134
2,150	Ohio St. Wtr. Dev. Au. Wtr. Poll. Ctrl. Rev., Ser. 2017-A, 5.00%, due 12/1/31	2,466
		8,105
Oklahoma 2.4%
2,000	Carter Co. Pub. Fac. Au. Ed. Fac. Lease Rev., Ser. 2018, 5.00%, due 9/1/29	2,218
1,000	Cleveland Co. Ed. Facs. Au. Lease Rev. (Moore Pub. Sch. Proj.), Ser. 2016, 5.00%, due 6/1/19	1,017
675	Cleveland Co. Ed. Facs. Au. Lease Rev. Ref. (Noble Pub. Sch. Proj.), Ser. 2017, 5.00%, due 9/1/31	752
1,350	Tulsa Co. Independent Sch. Dist. No. 9 Union Board of Ed. G.O., Ser. 2016, 1.50%, due 4/1/19	1,346
		5,333
Oregon 0.7%
1,430	Portland Comm. College Dist. G.O., Ser. 2013, 5.00%, due 6/15/23	1,596
Pennsylvania 7.6%
	Berks Co. Ind. Dev. Au. Hlth. Sys. Rev. Ref. (Tower Hlth. Proj.)
2,000	Ser. 2017, 5.00%, due 11/1/28	2,225
1,000	Ser. 2017, 5.00%, due 11/1/29	1,104

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Lackawanna Co. Ind. Dev. Au. Rev. Ref. (Univ. of Scranton)
$940	Ser. 2017, 5.00%, due 11/1/28	$1,050
600	Ser. 2017, 5.00%, due 11/1/29	666
500	Ser. 2017, 5.00%, due 11/1/30	552
	Luzerne Co. G. O. Ref.
500	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/25	555
500	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/26	557
400	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/27	446
300	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/25	333
170	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/26	189
	Luzerne Co. Ind. Dev. Au. Lease Rev. Ref. Gtd.
550	Ser. 2017, (AGM Insured), 5.00%, due 12/15/25	607
525	Ser. 2017, (AGM Insured), 5.00%, due 12/15/26	580
250	Ser. 2017, (AGM Insured), 5.00%, due 12/15/27	276
1,000	Pennsylvania St. G.O., Ser. 2015, 5.00%, due 3/15/29	1,105
225	Pennsylvania St. Ref. G.O., Ser. 2016, 5.00%, due 9/15/26	256
2,065	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/27	2,284
3,250	Philadelphia Wtr. & Wastewater Rev., Ser. 2017-A, 5.00%, due 10/1/47	3,548
750	Southeastern Trans. Au. Rev. Ref., Ser. 2017, 5.00%, due 3/1/28	866
		17,199
Rhode Island 2.8%
500	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/22	533
	Rhode Island Commerce Corp. Spec. Fac. Rev. Ref. (1st Lien - Rhode Island Arpt. Corp. Int'l Fac. Proj.)
2,170	Ser. 2018, 5.00%, due 7/1/28	2,416
645	Ser. 2018, (BAM-TCRS Insured), 5.00%, due 7/1/34	709
	Rhode Island St. Hlth. & Ed. Bldg. Corp. Pub. Sch. Rev. Ref.
500	Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/24	552
400	Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/25	445
625	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/22	675
870	Rhode Island St. Providence Plantation Lease Cert. of Participation (Pastore Ctr. Energy	870
	Conservation Proj.), Ser. 2014-A, 5.00%, due 11/1/18
200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	201
		6,401
South Carolina 1.3%
870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	870
2,000	South Carolina St. Pub. Svc. Au. Oblig. Rev. Ref., Ser. 2014-C, 5.00%, due 12/1/28	2,162
		3,032
Tennessee 0.3%
700	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/32	751
Texas 7.9%
1,650	Bexar Co. G.O. (Cert. Oblig.), Ser. 2013-B, 5.00%, due 6/15/22	1,801
2,700	Dallas Co. G.O. (Cert. Oblig.), Ser. 2016, 5.00%, due 8/15/23	3,017
400	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/26	400
800	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	912
1,250	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 2/15/33	1,418

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,250	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/27	$1,361
500	McKinney G.O., Ser. 2014, 5.00%, due 8/15/24	567
1,430	Midlothian Ref. G.O., Ser. 2016, 2.00%, due 8/15/19	1,431
	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC)
160	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/20	163
200	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/21	205
200	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/22	207
125	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/23	130
220	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/24	229
1,900	North Tollway Au. First Tier Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/43	2,075
2,290	Pampa Independent Sch. Dist. G.O. Ref., (PSF-GTD Insured), Ser. 2016, 5.00%, due 8/15/32	2,547
50	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/20	52
1,250	Texas Wtr. Dev. Board Rev., Ser. 2017-A, 4.00%, due 10/15/32	1,303
		17,818
Utah 0.7%
445	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svcs. Inc.), Ser. 2001, (AMBAC Insured), 5.13%, due 2/15/33	503
1,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/28	1,120
		1,623
Vermont 0.3%
685	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/29	693
Virginia 1.0%
2,000	Henrico Co. Wtr. & Swr. Ref. Rev., Ser. 2016, 5.00%, due 5/1/27	2,310
Washington 2.8%
	Kent Ref. G.O.
900	Ser. 2016, 4.00%, due 12/1/29	955
1,000	Ser. 2016, 4.00%, due 12/1/30	1,049
	North Thurston Pub. Sch. G.O.
215	Ser. 2016, 4.00%, due 12/1/28	229
250	Ser. 2016, 4.00%, due 12/1/29	263
375	Ser. 2016, 4.00%, due 12/1/30	392
1,230	Seattle Ref. G.O., Ser. 2016-A, 4.00%, due 4/1/29	1,302
320	Washington St. Ref. G.O., Ser. 2016-B, 5.00%, due 7/1/26	368
	Whitman Co. Sch. Dist. No. 267 Pullman G.O.
800	Ser. 2016, 4.00%, due 12/1/29	841
975	Ser. 2016, 4.00%, due 12/1/30	1,020
		6,419
West Virginia 0.8%
1,000	West Virginia Hosp. Fin. Au. Rev. (Impt. West Virginia Univ. Hlth. Sys. Obligated Group),	1,054
	Ser. 2018-A, 5.00%, due 6/1/52
700	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group),	785
	Ser. 2018-A, 5.00%, due 1/1/29
		1,839

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Wisconsin 2.2%
$470	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/32	$517
1,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/39	1,001
3,000	Wisconsin St. Trans. Rev. Ref., Ser. 2017-1, 5.00%, due 7/1/28	3,492
		5,010
	Total Investments 99.1% (Cost $228,740)	224,680
	Other Assets Less Liabilities 0.9%	2,134
	Net Assets 100.0%	$226,814

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2018.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $4,500,000, which represents 2.0% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  Currently a zero coupon security; will convert to 6.04% on August 1, 2026.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$224,680	$—	$224,680
Total Investments	$—	$224,680	$—	$224,680

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund October 31, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 7.0%
	U.S. Treasury Notes
$4,890	2.75%, due 9/30/20 – 8/15/21	$4,875
780	2.63%, due 7/15/21	774
	Total U.S. Treasury Obligations (Cost $5,657)	5,649
Mortgage-Backed Securities 24.6%
Collateralized Mortgage Obligations 0.1%
65	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1 month USD LIBOR + 1.13%), 3.38%, due 6/19/34	63	(a)
Commercial Mortgage-Backed 22.0%
747	Banc of America Commercial Mortgage Trust, Ser. 2017-BNK3, Class A1, 1.96%, due 2/15/50	730
526	BBCMS Mortgage Trust, Ser. 2017-C1, Class A1, 2.01%, due 2/15/50	516
	CD Mortgage Trust
613	Ser. 2016-CD1, Class A1, 1.44%, due 8/10/49	596
362	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/50	355
1,905	Ser. 2017-CD5, Class A1, 2.03%, due 8/15/50	1,856
	Citigroup Commercial Mortgage Trust
603	Ser. 2016-C2, Class A1, 1.50%, due 8/10/49	588
1,063	Ser. 2018-C5, Class A1, 3.13%, due 6/10/51	1,057
	Commercial Mortgage Pass-Through Certificates
12	Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	12
100	Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	100
214	Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	212
479	Ser. 2016-CR28, Class A1, 1.77%, due 2/10/49	473
184	Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	183
857	CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Class A1, 2.23%, due 11/15/50	836
538	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 8/10/49	525
189	GS Mortgage Securities Trust, Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	187
1,459	Ladder Capital Commercial Mortgage Securities LLC, Ser. 2017-LC26, Class A1, 1.98%, due 7/12/50	1,429	(b)
	Morgan Stanley Bank of America Merrill Lynch Trust
365	Ser. 2016-C28, Class A1, 1.53%, due 1/15/49	358
772	Ser. 2017-C33, Class A1, 2.03%, due 5/15/50	754
402	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/48	393
1,876	UBS Commercial Mortgage Trust, Ser. 2017-C2, Class A1, 2.01%, due 8/15/50	1,829
	Wells Fargo Commercial Mortgage Trust
200	Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	198
856	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/49	836
861	Ser. 2017-C39, Class A1, 1.98%, due 9/15/50	837
1,652	Ser. 2018-C45, Class A1, 3.13%, due 6/15/51	1,641
546	Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/59	538
647	Ser. 2016-C32, Class A1, 1.58%, due 1/15/59	637
		17,676
Fannie Mae 1.4%
	Pass-Through Certificates
242	3.50%, due 10/1/25	242
538	3.00%, due 9/1/27	530
338	4.50%, due 4/1/39 – 5/1/44	350
		1,122

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Freddie Mac 1.1%
	Pass-Through Certificates
$282	3.50%, due 5/1/26	$282
396	3.00%, due 1/1/27	391
235	4.50%, due 11/1/39	243
		916
	Total Mortgage-Backed Securities (Cost $20,233)	19,777
Corporate Bonds 52.2%
Aerospace & Defense 1.3%
650	General Dynamics Corp., (3 month USD LIBOR + 0.38), 2.72%, due 5/11/21	652	(a)
395	United Technologies Corp., 3.35%, due 8/16/21	393
		1,045
Agriculture 1.9%
1,515	BAT Capital Corp., 2.30%, due 8/14/20	1,483	(b)
Auto Manufacturers 1.5%
390	Daimler Finance N.A. LLC, 1.50%, due 7/5/19	386	(b)
810	Harley-Davidson Financial Services, Inc., (3 month USD LIBOR + 0.50%), 2.81%, due 5/21/20	811	(a)(b)
		1,197
Banks 19.6%
1,675	Bank of America Corp., 5.63%, due 7/1/20	1,738
1,380	Capital One Financial Corp., 2.50%, due 5/12/20	1,360
2,025	Citigroup, Inc., 2.45%, due 1/10/20	2,007
1,750	Goldman Sachs Group, Inc., 5.25%, due 7/27/21	1,820
850	HSBC Holdings PLC, (3 month USD LIBOR + 0.60%), 2.92%, due 5/18/21	851	(a)
1,665	JPMorgan Chase & Co., 2.25%, due 1/23/20	1,645
1,500	Morgan Stanley, 5.75%, due 1/25/21	1,568
1,235	Santander UK PLC, 2.50%, due 1/5/21	1,207
795	Sumitomo Mitsui Banking Corp., 2.51%, due 1/17/20	788
985	Toronto-Dominion Bank, 3.25%, due 6/11/21	982
900	Wells Fargo Bank N.A., (3 month USD LIBOR + 0.49%), 3.33%, due 7/23/21	897	(a)
915	Westpac Banking Corp., 2.15%, due 3/6/20	902
		15,765
Beverages 2.8%
1,275	Anheuser-Busch InBev Finance, Inc., 2.65%, due 2/1/21	1,250
1,000	Diageo Capital PLC, (3 month USD LIBOR + 0.24%), 2.56%, due 5/18/20	1,001	(a)
		2,251
Commercial Services 1.7%
1,335	ERAC USA Finance LLC, 5.25%, due 10/1/20	1,377	(b)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Diversified Financial Services 2.7%
$675	AIG Global Funding, 2.15%, due 7/2/20	$661	(b)
1,525	American Express Co., 2.20%, due 10/30/20	1,489
		2,150
Electric 2.8%
1,060	Pennsylvania Electric Co., 5.20%, due 4/1/20	1,085
	Sempra Energy
810	(3 month USD LIBOR + 0.25%), 2.69%, due 7/15/19	810	(a)
390	2.40%, due 2/1/20	385
		2,280
Healthcare - Services 1.7%
1,385	Halfmoon Parent, Inc., 3.20%, due 9/17/20	1,378	(b)
Media 2.4%
800	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, due 7/23/20	799
580	Comcast Corp., (3 month USD LIBOR + 0.44%), 2.85%, due 10/1/21	580	(a)
585	Discovery Communications LLC, 2.20%, due 9/20/19	580
		1,959
Oil & Gas 1.1%
835	BP AMI Leasing, Inc., 5.52%, due 5/8/19	845	(b)
Pharmaceuticals 4.9%
1,235	AbbVie, Inc., 2.50%, due 5/14/20	1,219
900	CVS Health Corp., 2.80%, due 7/20/20	890
1,000	GlaxoSmithKline Capital PLC, (3 month USD LIBOR + 0.35%), 2.67%, due 5/14/21	1,002	(a)
209	Mylan NV, 2.50%, due 6/7/19	208
640	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	632
		3,951
Pipelines 2.2%
	Enterprise Products Operating LLC
600	Ser. N, 6.50%, due 1/31/19	605
1,180	2.80%, due 2/15/21	1,162
		1,767
Retail 1.2%
925	Walmart, Inc., (3 month USD LIBOR + 0.23%), 2.60%, due 6/23/21	929	(a)
Telecommunications 4.4%
1,715	AT&T, Inc., 2.80%, due 2/17/21	1,685
571	Cisco Systems, Inc., (3 month USD LIBOR + 0.50%), 2.82%, due 3/1/19	572	(a)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,210	Verizon Communications, Inc., 4.60%, due 4/1/21	$1,242
		3,499
	Total Corporate Bonds (Cost $42,299)	41,876
Asset-Backed Securities 11.2%
565	Ally Auto Receivables Trust, Ser. 2018-1, Class A3, 2.35%, due 6/15/22	559
1,570	American Express Credit Account Master Trust, Ser. 2018-1, Class A, 2.67%, due 10/17/22	1,561
1,200	Bank of America Credit Card Trust, Ser. 2018-A3, Class A3, 3.10%, due 12/15/23	1,196
213	Canadian Pacer Auto Receivables Trust, Ser. 2017-1A, Class A2A, 1.77%, due 12/19/19	212	(b)
	Capital One Multi-Asset Execution Trust
1,200	Ser. 2016-A3, Class A3, 1.34%, due 4/15/22	1,189
1,030	Ser. 2014-A4, Class A4, (1 month USD LIBOR + 0.36%), 2.64%, due 6/15/22	1,032	(a)
1,050	Chase Issuance Trust, Ser. 2016-A5, Class A5, 1.27%, due 7/15/21	1,038
757	GM Financial Consumer Automobile Receivables Trust, Ser. 2017-3A, Class A2A, 1.71%, due 9/16/20	755	(b)
427	Nissan Auto Receivables Owner Trust, Ser. 2016-C, Class A3, 1.18%, due 1/15/21	422
565	Toyota Auto Receivables Owner Trust, Ser. 2018-A, Class A3, 2.35%, due 5/16/22	558
463	Verizon Owner Trust, Ser. 2016-1A, Class A, 1.42%, due 1/20/21	461	(b)
	Total Asset-Backed Securities (Cost $9,041)	8,983
NUMBER OF SHARES
Short-Term Investments 4.6%
Investment Companies 4.6%
3,682,127	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(c) (Cost $3,682)	3,682	(d)
	Total Investments 99.6% (Cost $80,912)	79,967
	Other Assets Less Liabilities 0.4%	292	(e)
	Net Assets 100.0%	$80,259

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

Benchmarks for Variable/Floating Rates:

LIBOR — London Interbank Offered Rate

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $9,798,000, which represents 12.2% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  Represents 7-day effective yield as of October 31, 2018.

(d)  All or a portion of this security is segregated in connection with obligations for futures with a total value of approximately $3,682,000.

(e)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	91	U.S. Treasury Note, 2 Year	$19,169,719	$(26,375)
Total Futures			$19,169,719	$(26,375)

At October 31, 2018, the Fund had $72,959 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2018, the average notional value of futures for the Fund was $11,974,082 for long positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$5,649	$—	$5,649
Mortgage-Backed Securities(a)	—	19,777	—	19,777
Corporate Bonds(a)	—	41,876	—	41,876
Asset-Backed Securities	—	8,983	—	8,983
Short-Term Investments	—	3,682	—	3,682
Total Investments	$—	$79,967	$—	$79,967

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Liabilities	$(26)	$—	$—	$(26)
Total	$(26)	$—	$—	$(26)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund October 31, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) 3.7%
Building & Development 0.1%
$70	Realogy Corporation, Term Loan B, (1 month USD LIBOR + 2.25%), 4.53%, due 2/8/25	$70
Business Equipment & Services 0.4%
86	Servicemaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), 4.80%, due 11/8/23	86
203	West, Term Loan, (3 month USD LIBOR + 4.00%), 6.53%, due 10/10/24	202	(b)
		288
Cable & Satellite Television 0.5%
285	Altice France S.A., Term Loan B13, (1 month USD LIBOR + 4.00%), 6.28%, due 8/14/26	279
135	Altice US Finance I Corporation, Term Loan B3, (USD LIBOR + 2.25%), due 1/10/26	134	(c)(d)
		413
Chemicals & Plastics 0.3%
214	Starfruit Finco B.V., Term Loan B, (1 month USD LIBOR + 3.25%), 5.51%, due 10/1/25	213
Containers & Glass Products 0.1%
80	Berlin Packaging LLC, First Lien Term Loan, (3 month USD LIBOR + 3.00%), 5.28%, due 11/7/25	80	(b)
Drugs 0.0%(e)
39	Valeant Pharmaceuticals International, Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 5.27%, due 6/1/25	39
Electronics - Electrical 0.3%
187	Rackspace Hosting, Inc., First Lien Term Loan, (3 month USD LIBOR + 3.00%), 5.35%, due 11/3/23	181
22	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1 month USD LIBOR + 2.25%), 4.55%, due 4/16/25	22
	SS&C Technologies Inc.
56	Term Loan B3, (1 month USD LIBOR + 2.25%), 4.55%, due 4/16/25	56
10	Term Loan B5, (1 month USD LIBOR + 2.25%), 4.55%, due 4/16/25	10
		269
Food Service 0.0%(e)
40	Welbilt, Inc., Term Loan B, (3 month USD LIBOR + 2.50%), 4.78%, due 10/23/25	40	(f)
Health Care 0.3%
241	Team Health, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 2/6/24	227
Leisure Goods - Activities - Movies 0.2%
205	Seaworld, Term Loan B5, (3 month USD LIBOR + 3.00%), 5.40%, due 3/31/24	204	(c)(d)
Lodging & Casinos 0.9%
194	Cowlitz Tribal Gaming, Term Loan, (1 month USD LIBOR + 10.50%), 12.80%, due 12/6/21	205	(f)(g)
	Mohegan Tribal Gaming
66	Term Loan A, (1 month USD LIBOR + 3.75%), 6.05%, due 10/13/21	65
85	Term Loan B, (1 month USD LIBOR + 4.00%), 6.30%, due 10/13/23	79

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$280	Station Casinos, Term Loan B, (1 month USD LIBOR + 2.50%), 4.81%, due 6/8/23	$280
127	Twin Rivers Casino, Term Loan B, (3 month USD LIBOR + 3.50%), 5.79%, due 7/10/20	127
		756
Publishing 0.1%
57	Harland Clarke Holdings Corp., Term Loan B7, (3 month USD LIBOR + 4.75%), 7.14%, due 11/3/23	54
Retailers (except food & drug) 0.3%
235	Bass Pro Shops, Term Loan B, (1 month USD LIBOR + 5.00%), 7.30%, due 9/25/24	235
Telecommunications 0.1%
65	Syniverse Holdings, Inc., First Lien Term Loan, (1 month USD LIBOR + 5.00%), 7.28%, due 3/9/23	65
Utilities 0.1%
54	Texas Competitive, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.55%, due 12/14/23	54
	Total Loan Assignments (Cost $3,024)	3,007
Corporate Bonds 92.7%
Advertising 3.2%
	Lamar Media Corp.
420	5.00%, due 5/1/23	419
65	5.38%, due 1/15/24	65
130	MDC Partners, Inc., 6.50%, due 5/1/24	107	(h)
200	Nielsen Co. Luxembourg SARL, 5.50%, due 10/1/21	201	(h)
	Nielsen Finance LLC/Nielsen Finance Co.
720	4.50%, due 10/1/20	718
775	5.00%, due 4/15/22	755	(h)
315	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, due 2/15/24	315
		2,580
Auto Parts & Equipment 0.5%
85	American Axle & Manufacturing, Inc., 7.75%, due 11/15/19	87
200	IHO Verwaltungs GmbH, (4.13% Cash/4.88% PIK), 4.13%, due 9/15/21	194	(h)(i)
120	LKQ Corp., 4.75%, due 5/15/23	116
		397
Banking 1.5%
	Ally Financial, Inc.
65	3.25%, due 11/5/18	65
200	8.00%, due 3/15/20	210
295	7.50%, due 9/15/20	312
160	4.25%, due 4/15/21	160
145	4.13%, due 2/13/22	143
	CIT Group, Inc.
110	5.38%, due 5/15/20	113
45	4.13%, due 3/9/21	45
160	5.00%, due 8/15/22	161
		1,209

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Building & Construction 2.9%
	Lennar Corp.
$410	4.50%, due 11/15/19	$411
450	4.75%, due 4/1/21	453
140	4.13%, due 1/15/22	137
50	5.38%, due 10/1/22	51
195	Meritage Homes Corp., 7.15%, due 4/15/20	200
75	PulteGroup, Inc., 4.25%, due 3/1/21	75
425	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.25%, due 4/15/21	423	(h)
330	Toll Brothers Finance Corp., 5.88%, due 2/15/22	338
240	TRI Pointe Group, Inc., 4.88%, due 7/1/21	237
		2,325
Building Materials 0.3%
150	Beacon Roofing Supply, Inc., 6.38%, due 10/1/23	152
117	Masonite Int'l Corp., 5.63%, due 3/15/23	116	(h)
		268
Cable & Satellite Television 8.5%
200	Altice Financing SA, 6.63%, due 2/15/23	198	(h)
640	Altice Luxembourg SA, 7.75%, due 5/15/22	592	(h)
540	Altice U.S. Finance I Corp., 5.38%, due 7/15/23	540	(h)
560	Cable One, Inc., 5.75%, due 6/15/22	568	(h)
	CCO Holdings LLC/CCO Holdings Capital Corp.
1,125	5.13%, due 2/15/23	1,119
190	4.00%, due 3/1/23	181	(h)
195	5.75%, due 1/15/24	197
220	5.88%, due 4/1/24	222	(h)
330	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, due 12/15/21	329	(h)
	CSC Holdings LLC
675	6.75%, due 11/15/21	707
510	10.13%, due 1/15/23	554	(h)
	DISH DBS Corp.
160	7.88%, due 9/1/19	165
55	5.13%, due 5/1/20	55
550	6.75%, due 6/1/21	555
290	5.88%, due 7/15/22	274
100	5.00%, due 3/15/23	88
470	Numericable-SFR SA, 6.25%, due 5/15/24	451	(h)
		6,795
Chemicals 2.6%
115	Ashland LLC, 4.75%, due 8/15/22	114
	Huntsman Int'l LLC
250	4.88%, due 11/15/20	252
175	5.13%, due 11/15/22	177
	NOVA Chemicals Corp.
640	5.25%, due 8/1/23	618	(h)
170	4.88%, due 6/1/24	156	(h)
80	Platform Specialty Products Corp., 6.50%, due 2/1/22	81	(h)
245	PQ Corp., 6.75%, due 11/15/22	252	(h)
425	WR Grace & Co-Conn, 5.13%, due 10/1/21	428	(h)
		2,078

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Consumer - Commercial Lease Financing 6.6%
$120	Avolon Holdings Funding Ltd., 5.13%, due 10/1/23	$118	(h)
	Navient Corp.
95	5.50%, due 1/15/19	95
195	4.88%, due 6/17/19	196
595	6.50%, due 6/15/22	605
	Park Aerospace Holdings Ltd.
235	3.63%, due 3/15/21	226	(h)
905	5.25%, due 8/15/22	898	(h)
145	4.50%, due 3/15/23	138	(h)
450	5.50%, due 2/15/24	446	(h)
585	SLM Corp., 7.25%, due 1/25/22	608
	Springleaf Finance Corp.
1,600	7.75%, due 10/1/21	1,692
165	6.13%, due 5/15/22	166
95	5.63%, due 3/15/23	92
		5,280
Diversified Capital Goods 0.3%
240	Anixter, Inc., 5.13%, due 10/1/21	241
Electric - Generation 3.1%
	Calpine Corp.
675	6.00%, due 1/15/22	678	(h)
190	5.38%, due 1/15/23	180
410	5.88%, due 1/15/24	410	(h)
	Dynegy, Inc.
280	7.38%, due 11/1/22	290
250	5.88%, due 6/1/23	254
83	7.63%, due 11/1/24	88
575	NRG Energy, Inc., 6.25%, due 5/1/24	587
		2,487
Electric - Integrated 0.5%
55	IPALCO Enterprises, Inc., 3.45%, due 7/15/20	54
110	PPL Energy Supply LLC, 4.60%, due 12/15/21	103
245	Talen Energy Supply LLC, 9.50%, due 7/15/22	249	(h)
		406
Electronics 0.3%
230	Amkor Technology, Inc., 6.38%, due 10/1/22	231
Energy - Exploration & Production 4.3%
	Antero Resources Corp.
515	5.38%, due 11/1/21	515
80	5.13%, due 12/1/22	79
312	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/22	344	(h)
	Chesapeake Energy Corp.
120	4.88%, due 4/15/22	114
125	5.75%, due 3/15/23	119
200	7.00%, due 10/1/24	196

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$265	EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, due 5/1/24	$201	(h)
160	Newfield Exploration Co., 5.75%, due 1/30/22	165
75	Oasis Petroleum, Inc., 6.88%, due 1/15/23	76
	Range Resources Corp.
525	5.75%, due 6/1/21	533
145	5.00%, due 8/15/22	142
75	Sanchez Energy Corp., 7.75%, due 6/15/21	38
390	SM Energy Co., 6.13%, due 11/15/22	395
	Whiting Petroleum Corp.
135	5.75%, due 3/15/21	136
265	6.25%, due 4/1/23	268
155	WPX Energy, Inc., 6.00%, due 1/15/22	158
		3,479
Environmental 0.3%
280	Advanced Disposal Services, Inc., 5.63%, due 11/15/24	273	(h)
Food & Drug Retailers 0.3%
230	Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC, 6.63%, due 6/15/24	217
Food - Wholesale 0.3%
225	Post Holdings, Inc., 5.50%, due 3/1/25	218	(h)
Gaming 2.7%
250	Boyd Gaming Corp., 6.88%, due 5/15/23	260
115	Eldorado Resorts, Inc., 6.00%, due 4/1/25	114
195	GLP Capital L.P./GLP Financing II, Inc., 4.38%, due 4/15/21	195
200	Int'l Game Technology PLC, 6.25%, due 2/15/22	206	(h)
267	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, due 11/15/21	274	(h)
	MGM Resorts Int'l
110	8.63%, due 2/1/19	111
435	6.63%, due 12/15/21	456
210	7.75%, due 3/15/22	225
210	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/23	230
125	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, due 5/30/23	119	(h)
		2,190
Gas Distribution 5.7%
65	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	63
	DCP Midstream LLC
190	5.35%, due 3/15/20	192	(h)
475	4.75%, due 9/30/21	476	(h)
110	DCP Midstream Operating L.P., 2.70%, due 4/1/19	109
515	Energy Transfer Equity L.P., 7.50%, due 10/15/20	545
	NuStar Logistics L.P.
375	6.75%, due 2/1/21	390
250	4.75%, due 2/1/22	247
	Rockies Express Pipeline LLC
280	6.00%, due 1/15/19	281	(h)
220	5.63%, due 4/15/20	225	(h)
215	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 7/15/22	207
290	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, due 8/15/22	287

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
$630	5.25%, due 5/1/23	$629
190	6.75%, due 3/15/24	199
	Williams Cos., Inc.
645	7.88%, due 9/1/21	710
20	3.70%, due 1/15/23	20
		4,580
Health Facilities 5.1%
	Acadia Healthcare Co., Inc.
265	5.13%, due 7/1/22	264
130	6.50%, due 3/1/24	132
	HCA, Inc.
385	6.50%, due 2/15/20	398
240	7.50%, due 2/15/22	260
1,000	5.88%, due 3/15/22	1,046
	LifePoint Health, Inc.
285	5.50%, due 12/1/21	289
100	5.88%, due 12/1/23	105
120	5.38%, due 5/1/24	126
155	MEDNAX, Inc., 5.25%, due 12/1/23	155	(h)
	Tenet Healthcare Corp.
250	4.75%, due 6/1/20	251
165	4.50%, due 4/1/21	164
475	7.50%, due 1/1/22	495	(h)
390	Universal Health Services, Inc., 4.75%, due 8/1/22	390	(h)
		4,075
Health Services 1.3%
240	DaVita, Inc., 5.75%, due 8/15/22	242
375	IQVIA, Inc., 4.88%, due 5/15/23	371	(h)
335	Service Corp. Int'l, 4.50%, due 11/15/20	334
110	Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, due 10/1/24	116	(h)
		1,063
Hotels 0.4%
325	RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, due 4/15/21	325
Investments & Misc. Financial Services 0.2%
155	MSCI, Inc., 5.25%, due 11/15/24	156	(h)
Managed Care 1.4%
	Centene Corp.
435	4.75%, due 5/15/22	435
460	6.13%, due 2/15/24	481
85	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	86	(h)
115	WellCare Health Plans, Inc., 5.25%, due 4/1/25	115
		1,117

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Media Content 4.6%
	AMC Networks, Inc.
$190	4.75%, due 12/15/22	$187
135	5.00%, due 4/1/24	129
	Gannett Co., Inc.
51	5.13%, due 10/15/19	51
420	5.13%, due 7/15/20	420
120	4.88%, due 9/15/21	119	(h)
235	Lions Gate Capital Holdings LLC, 5.88%, due 11/1/24	236	(h)
	Netflix, Inc.
405	5.38%, due 2/1/21	413
60	5.50%, due 2/15/22	61
	Nexstar Broadcasting, Inc.
80	6.13%, due 2/15/22	82	(h)
115	5.88%, due 11/15/22	117
	Sinclair Television Group, Inc.
180	5.38%, due 4/1/21	180
335	5.63%, due 8/1/24	321	(h)
	Sirius XM Radio, Inc.
800	3.88%, due 8/1/22	770	(h)
195	4.63%, due 5/15/23	190	(h)
220	Univision Communications, Inc., 5.13%, due 5/15/23	207	(h)
200	WMG Acquisition Corp., 5.00%, due 8/1/23	197	(h)
		3,680
Medical Products 0.1%
105	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/22	100	(h)
Metals - Mining Excluding Steel 3.8%
	Arconic, Inc.
115	6.15%, due 8/15/20	118
150	5.40%, due 4/15/21	152
100	5.87%, due 2/23/22	101
145	FMG Resources (August 2006) Pty Ltd., 4.75%, due 5/15/22	139	(h)
	Freeport-McMoRan, Inc.
210	3.10%, due 3/15/20	207
1,340	3.55%, due 3/1/22	1,268
395	Hudbay Minerals, Inc., 7.25%, due 1/15/23	393	(h)
275	Novelis Corp., 6.25%, due 8/15/24	272	(h)
435	Teck Resources Ltd., 4.75%, due 1/15/22	435
		3,085
Oil Field Equipment & Services 0.3%
235	Precision Drilling Corp., 7.75%, due 12/15/23	244
Packaging 4.4%
320	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.63%, due 5/15/23	311	(h)
50	Ball Corp., 5.00%, due 3/15/22	51
	Berry Plastics Corp.
220	5.50%, due 5/15/22	220
150	6.00%, due 10/15/22	153
520	5.13%, due 7/15/23	517
410	BWAY Holding Co., 5.50%, due 4/15/24	394	(h)

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$95	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, due 1/15/23	$93
240	Graphic Packaging Int'l, Inc., 4.75%, due 4/15/21	240
145	Owens-Brockway Glass Container, Inc., 5.00%, due 1/15/22	143	(h)
	Reynolds Group Issuer, Inc.
465	5.75%, due 10/15/20	465
180	(3 month USD LIBOR + 3.50%), 5.94%, due 7/15/21	182	(a)(h)
590	5.13%, due 7/15/23	578	(h)
200	Sealed Air Corp., 4.88%, due 12/1/22	198	(h)
		3,545
Personal & Household Products 0.8%
	Energizer Holdings, Inc.
170	4.70%, due 5/19/21	170
75	4.70%, due 5/24/22	73
155	HRG Group, Inc., 7.75%, due 1/15/22	158
182	Prestige Brands, Inc., 5.38%, due 12/15/21	180	(h)
60	Spectrum Brands, Inc., 6.13%, due 12/15/24	60
		641
Pharmaceuticals 2.2%
205	Endo Finance LLC & Endo Finco, Inc., 7.25%, due 1/15/22	194	(h)
60	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 4.88%, due 4/15/20	59	(h)
	Valeant Pharmaceuticals Int'l, Inc.
580	6.50%, due 3/15/22	601	(h)
170	5.50%, due 3/1/23	161	(h)
160	5.88%, due 5/15/23	153	(h)
550	7.00%, due 3/15/24	576	(h)
		1,744
Printing & Publishing 0.6%
	Harland Clarke Holdings Corp.
85	6.88%, due 3/1/20	84	(h)
190	8.38%, due 8/15/22	171	(h)
218	R.R. Donnelley & Sons Co., 7.88%, due 3/15/21	226
		481
Real Estate Development & Management 0.6%
	Realogy Group LLC/Realogy Co-Issuer Corp.
250	4.50%, due 4/15/19	249	(h)
235	5.25%, due 12/1/21	231	(h)
		480
Real Estate Investment Trusts 2.1%
	MPT Operating Partnership L.P./MPT Finance Corp.
310	6.38%, due 3/1/24	321
550	5.50%, due 5/1/24	556
365	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	370

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Starwood Property Trust, Inc.
$170	3.63%, due 2/1/21	$165	(h)
310	5.00%, due 12/15/21	308
		1,720
Recreation & Travel 2.3%
330	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 6/1/24	324
1,288	NCL Corp. Ltd., 4.75%, due 12/15/21	1,288	(h)
235	Six Flags Entertainment Corp., 4.88%, due 7/31/24	222	(h)
		1,834
Restaurants 0.5%
215	1011778 BC ULC/New Red Finance, Inc., 4.63%, due 1/15/22	213	(h)
50	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, due 6/1/24	49	(h)
160	Yum! Brands, Inc., 3.88%, due 11/1/20	159
		421
Software - Services 3.4%
	First Data Corp.
410	5.38%, due 8/15/23	414	(h)
225	7.00%, due 12/1/23	233	(h)
165	5.00%, due 1/15/24	163	(h)
	Nuance Communications, Inc.
280	5.38%, due 8/15/20	280	(h)
435	6.00%, due 7/1/24	440
625	Open Text Corp., 5.63%, due 1/15/23	630	(h)
320	Rackspace Hosting, Inc., 8.63%, due 11/15/24	301	(h)
253	WEX, Inc., 4.75%, due 2/1/23	253	(h)
		2,714
Specialty Retail 0.7%
	Penske Automotive Group, Inc.
310	3.75%, due 8/15/20	307
95	5.75%, due 10/1/22	96
195	QVC, Inc., 3.13%, due 4/1/19	195
		598
Steel Producers/Products 0.8%
190	ArcelorMittal, 5.13%, due 6/1/20	194
370	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	389	(h)
35	Steel Dynamics, Inc., 5.25%, due 4/15/23	35
		618
Support - Services 4.5%
	ADT Corp.
170	6.25%, due 10/15/21	175
50	4.13%, due 6/15/23	46
See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$140	Anna Merger Sub, Inc., 7.75%, due 10/1/22	$46	(h)
205	Aramark Services, Inc., 5.13%, due 1/15/24	204
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
210	5.13%, due 6/1/22	215	(h)
50	5.50%, due 4/1/23	49
	Hertz Corp.
430	5.88%, due 10/15/20	418
315	7.38%, due 1/15/21	308
195	7.63%, due 6/1/22	187	(h)
	Iron Mountain, Inc.
740	4.38%, due 6/1/21	736	(h)
195	6.00%, due 8/15/23	200
130	5.75%, due 8/15/24	128
680	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	718	(h)
225	United Rentals N.A., Inc., 5.75%, due 11/15/24	226
		3,656
Tech Hardware & Equipment 2.8%
400	CDW LLC/CDW Finance Corp., 5.00%, due 9/1/23	398
	CommScope, Inc.
390	5.00%, due 6/15/21	389	(h)
265	5.50%, due 6/15/24	256	(h)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
850	5.88%, due 6/15/21	862	(h)
190	7.13%, due 6/15/24	201	(h)
115	Project Homestake Merger Corp., 8.88%, due 3/1/23	105	(h)
		2,211
Telecom - Satellite 0.4%
193	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	196
140	Intelsat Jackson Holdings SA, 9.50%, due 9/30/22	162	(h)
		358
Telecom - Wireless 1.8%
385	Sprint Capital Corp., 6.90%, due 5/1/19	390
545	Sprint Corp., 7.25%, due 9/15/21	569
195	Sprint Nextel Corp., 7.00%, due 8/15/20	202
	T-Mobile USA, Inc.
185	4.00%, due 4/15/22	183
85	6.00%, due 4/15/24	87
		1,431
Telecom - Wireline Integrated & Services 3.0%
460	CenturyLink, Inc., Ser. V, 5.63%, due 4/1/20	466
	Equinix, Inc.
190	5.38%, due 1/1/22	194
165	5.38%, due 4/1/23	168
	Frontier Communications Corp.
160	7.13%, due 3/15/19	160
55	6.25%, due 9/15/21	48

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$55	8.75%, due 4/15/22	$43
135	10.50%, due 9/15/22	112
	Level 3 Financing, Inc.
130	5.38%, due 8/15/22	130
325	5.63%, due 2/1/23	326
205	5.13%, due 5/1/23	204
120	Qwest Corp., 6.75%, due 12/1/21	125
85	Telecom Italia Capital SA, 7.18%, due 6/18/19	86
370	Zayo Group LLC/Zayo Capital, Inc., 6.00%, due 4/1/23	377
		2,439
Theaters & Entertainment 0.7%
320	AMC Entertainment Holdings, Inc., 5.88%, due 2/15/22	321
235	Live Nation Entertainment, Inc., 5.38%, due 6/15/22	237	(h)
		558
	Total Corporate Bonds (Cost $75,581)	74,548
NUMBER OF SHARES
Short-Term Investments 3.0%
Investment Companies 3.0%
2,421,721	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(j) (Cost $2,422)	2,422	(k)
	Total Investments 99.4% (Cost $81,027)	79,977
	Other Assets Less Liabilities 0.6%	467	(l)
	Net Assets 100.0%	$80,444

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

Benchmarks for Variable/Floating Rates:

LIBOR = London Interbank Offered Rate

(b)  The stated interest rate represents the weighted average interest rate at October 31, 2018 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  All or a portion of this security had not settled as of October 31, 2018 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)  Represents less than 0.05% of net assets.

(f)  Value determined using significant unobservable inputs.

(g)  Illiquid security.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

(h)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $30,912,000, which represents 38.4% of net assets of the Fund. Securities denoted with (h) but without (g) have been deemed by the investment manager to be liquid.

(i)  Payment-in-kind (PIK) security.

(j)  Represents 7-day effective yield as of October 31, 2018.

(k)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of approximately $2,422,000.

(l)  As of October 31, 2018, the value of unfunded loan commitments was approximately $55,000 of the Fund (see Note A of Notes to Financial Statements).

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Food Service	$—	$—	$40	$40
Lodging & Casinos	—	551	205	756
Other Loan Assignments(a)	—	2,211	—	2,211
Total Loan Assignments	—	2,762	245	3,007
Corporate Bonds(a)	—	74,548	—	74,548
Short-Term Investments	—	2,422	—	2,422
Total Investments	$—	$79,732	$245	$79,977

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Investments in Securities:
Loan Assignments(c)
Food Service	$—	$—	$—	$—	$40	$—	$—	$—	$40	$—
Health Care	301	—	—	—	—	—	—	(301)	—	—
Leisure Goods— Activities— Movies	161	—	4	(4)	—	(161)	—	—	—	—
Lodging & Casinos	297	(4)	(1)	(10)	—	(77)	—	—	205	(10)
Steel	285	—	8	(8)	—	(285)	—	—	—	—
Total	$1,044	$(4)	$11	$(22)	$40	$(523)	$—	$(301)	$245	$(10)

(c)  Securities categorized as Level 3 are valued based on single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund October 31, 2018

NUMBER OF SHARES		VALUE
		(000's omitted)
Common Stock 0.0%(a)
Media - Broadcast 0.0%(a)
4	Cumulus Media, Inc., Class A (Cost $51)	$64	*
PRINCIPAL AMOUNT(b)
(000's omitted)
Loan Assignments(c) 4.9%
Aerospace & Defense 0.0%(a)
	TransDigm, Inc.
$537	Term Loan F, (1 month USD LIBOR + 2.50%), 4.80%, due 6/9/23	534
413	Term Loan E, (1 month USD LIBOR + 2.50%), 4.80%, due 5/30/25	411
		945
Automotive 0.1%
708	ABRA, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.39%, due 9/17/21	709	(d)(e)
294	Caliber Collision, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 2/1/24	294
229	Dealer Tire, LLC, Term Loan B, (USD LIBOR + 3.25%), 5.61%, due 12/22/21	228	(f)
615	Goodyear Tire & Rubber Company, Second Lien Term Loan, (USD LIBOR + 2.00%), 4.32%, due 3/7/25	610	(f)
255	Tenneco, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 10/1/25	254
115	Wand Intermediate I LP, Second Lien Term Loan, (3 month USD LIBOR + 7.25%), 9.58%, due 9/19/22	115
		2,210
Building & Development 0.1%
890	Beacon Roofing Supply, Term Loan B, (3 month USD LIBOR + 2.25%), 4.53%, due 1/2/25	881
	Capital Automotive LP
493	First Lien Term Loan, (1 month USD LIBOR + 2.50%), 4.81%, due 3/24/24	493
299	Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 8.30%, due 3/24/25	303
200	CPG International Inc., Term Loan, (6 month USD LIBOR + 3.75%), 6.25%, due 5/5/24	200
925	DTZ U.S. Borrower LLC, Term Loan B, (1 month USD LIBOR + 3.25%), 5.55%, due 8/21/25	924
541	Forterra, Term Loan B, (1 month USD LIBOR + 3.00%), 5.30%, due 10/25/23	497
435	HD Supply Waterworks, Term Loan B, (3 month USD LIBOR + 3.00%), 5.32%, due 8/1/24	434	(f)(g)
290	HD Supply, Inc., Term Loan B5, (USD LIBOR + 1.75%), due 10/17/23	290	(d)(e)
115	Pisces Midco, Inc., Term Loan, (USD LIBOR + 3.75%), due 4/12/25	115
		4,137
Business Equipment & Services 0.7%
868	Acosta Inc., Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 9/26/21	641
	Advantage Sales and Marketing
1,117	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 7/23/21	1,014
245	Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.80%, due 7/25/22	204
123	Alixpartners, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 4/4/24	123
259	BrightView Landscapes, LLC, First Lien Term Loan B, (1 month USD LIBOR + 2.50%), 4.81%, due 8/15/25	259
406	CCC Information Services Inc., First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.31%, due 4/26/24	406

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$620	Ceridian HCM Holding Inc., Term Loan B, (1 month USD LIBOR + 3.25%), 5.55%, due 4/30/25	$621	(g)
1,648	Change Healthcare Holdings, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 3/1/24	1,645
563	CSC Serviceworks, Term Loan B, (3 month USD LIBOR + 3.25%), 5.69%, due 11/14/22	563
216	Dorna Sports, S.L., Term Loan B, (USD LIBOR + 3.00%), due 4/12/24	212	(d)(e)
721	Duff & Phelps Corporation, Term Loan B, (1 month USD LIBOR + 3.25%), 5.55%, due 2/13/25	720
361	EIG Investors Corp., First Lien Term Loan, (3 month USD LIBOR + 3.75%), 6.06%, due 2/9/23	362
260	Financial & Risk US Holdings, Inc., Term Loan, (1 month USD LIBOR + 3.75%), 6.05%, due 10/1/25	257
1,110	First Data Corporation, Term Loan, (1 month USD LIBOR + 2.00%), 4.29%, due 4/26/24	1,103
683	FleetCor Technologies, Inc., Term Loan B3, (1 month USD LIBOR + 2.00%), 4.30%, due 8/2/24	683
738	Garda World Security, Term Loan, (3 month USD LIBOR + 3.50%), 5.82%, due 5/24/24	740
778	Greeneden U.S. Holdings II, LLC, Term Loan B, (1 month USD LIBOR + 3.50%), 5.80%, due 12/1/23	780
832	Kronos, Term Loan B, (3 month USD LIBOR + 3.00%), 5.34%, due 11/1/23	833
830	Minimax GmbH & Co. KG, Term Loan B1C, (1 month USD LIBOR + 3.00%), 5.30%, due 7/31/25	832
1,081	Presidio, Term Loan B, (USD LIBOR + 2.75%), 5.14%, due 2/2/24	1,080	(f)
1,122	Protection One, First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 5/2/22	1,121
219	Servicemaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), 4.80%, due 11/8/23	220
787	Solera, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 3/3/23	785
713	Switch, Term Loan B, (1 month USD LIBOR + 2.25%), 4.55%, due 6/27/24	713
1,185	Tempo Acquisition, Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 5/1/24	1,185
701	Travelport Finance (Luxembourg) S.a.r.l., Term Loan B, (3 month USD LIBOR + 2.50%), 4.81%, due 3/17/25	700
874	West, Term Loan, (USD LIBOR + 4.00%), 6.53%, due 10/10/24	869	(f)
334	West Corporation, Term Loan B1, (USD LIBOR + 3.50%), 6.03%, due 10/10/24	330	(f)
		19,001
Cable & Satellite Television 0.3%
970	Altice France S.A., Term Loan B13, (1 month USD LIBOR + 4.00%), 6.28%, due 8/14/26	949
335	Altice US Finance I Corporation, Term Loan B3, (USD LIBOR + 2.25%), due 1/10/26	334	(d)(e)
415	Cablevision Systems Corp., First Lien Term Loan, (1 month USD LIBOR + 2.25%), 4.53%, due 7/17/25	414
556	Cequel Communications, LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.55%, due 7/28/25	555
574	Charter Communications Operating, LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.31%, due 4/30/25	574
580	Cogeco Communications (USA) II L.P., First Lien Term Loan, (1 month USD LIBOR + 2.38%), 4.68%, due 1/3/25	578
81	Mission Broadcasting, Inc., Term Loan B3, (USD LIBOR + 2.25%), due 1/17/24	81	(d)(e)
509	Nexstar Broadcasting, Inc., Term Loan B3, (USD LIBOR + 2.25%), due 1/17/24	508	(d)(e)
357	Numericable, Term Loan B12, (1 month USD LIBOR + 3.69%), 5.97%, due 1/31/26	347
935	RCN Grande, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 2/1/24	927
670	Telenet Financing USD LLC, Term Loan AN, (1 month USD LIBOR + 2.25%), 4.53%, due 8/15/26	667
475	Unity Media, Term Loan B, (1 month USD LIBOR + 2.25%), 4.53%, due 9/30/25	474
479	UPC Financing Partnership, Term Loan AR, (1 month USD LIBOR + 2.50%), 4.78%, due 1/15/26	477
327	Wide Open West, Term Loan B, (1 month USD LIBOR + 3.25%), 5.54%, due 8/18/23	315
590	Ziggo, Term Loan E, (1 month USD LIBOR + 2.50%), 4.78%, due 4/15/25	578
		7,778

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
Chemicals & Plastics 0.1%
$321	Diversey, Term Loan, (USD LIBOR + 3.00%), 5.53%, due 9/6/24	$316	(f)
	Invictus U.S., LLC
229	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 3/28/25	230
70	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 9.05%, due 3/25/26	70	(g)
405	KIK Custom Products Inc., Term Loan B, (1 month USD LIBOR + 4.00%), 6.30%, due 5/15/23	398
280	Messer Industries, L.L.C., Term Loan, (USD LIBOR + 2.50%), due 10/1/25	280	(d)(e)
494	Solenis International, LP, First Lien Term Loan, (3 month USD LIBOR + 4.00%), 6.31%, due 12/26/23	493
1,280	Starfruit Finco B.V., Term Loan B, (1 month USD LIBOR + 3.25%), 5.51%, due 10/1/25	1,275
		3,062
Conglomerates 0.1%
1,300	Penn Engineering, Term Loan B, (1 month USD LIBOR + 2.75%), 5.04%, due 6/27/24	1,300
Containers & Glass Products 0.2%
184	Albea Beauty Holdings S.A, Term Loan B2, (3 month USD LIBOR + 2.75%), 5.20%, due 4/22/24	183
1,092	Berlin Packaging LLC, First Lien Term Loan, (USD LIBOR + 3.00%), 5.28%, due 11/7/25	1,090	(f)
795	BWAY Corporation, Term Loan B, (3 month USD LIBOR + 3.25%), 5.66%, due 4/3/24	790
406	Consolidated Container, First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 5/22/24	406
317	Proampac, First Lien Term Loan, (USD LIBOR + 3.50%), 5.84%, due 11/18/23	317	(f)
1,577	Reynolds Group, Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 2/5/23	1,577
616	Trident TPI Holdings, Inc., Term Loan B1, (1 month USD LIBOR + 3.25%), 5.55%, due 10/17/24	612
		4,975
Diversified Insurance 0.1%
	Sedgwick Holdings Inc.
1,118	First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 3/1/21	1,117
240	Second Lien Term Loan, (USD LIBOR + 5.75%), 8.05%, due 2/28/22	240	(f)
		1,357
Drugs 0.2%
185	Akorn, Inc., Term Loan B, (1 month USD LIBOR + 5.50%), 7.81%, due 4/16/21	171
1,052	Amneal Pharmaceuticals LLC, Term Loan B, (1 month USD LIBOR + 3.50%), 5.81%, due 5/4/25	1,057
1,500	Endo Luxembourg Finance Company I S.a.r.l., Term Loan B, (1 month USD LIBOR + 4.25%), 6.56%, due 4/29/24	1,506
1,012	Jaguar Holding Company II, Term Loan, (1 month USD LIBOR + 2.50%), 4.80%, due 8/18/22	1,008
918	Mallinckrodt International, Term Loan B, (3 month USD LIBOR + 2.75%), 5.14%, due 9/24/24	905
2,135	Valeant Pharmaceuticals International, Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 5.27%, due 6/1/25	2,134
		6,781
Ecological Services & Equipment 0.1%
784	ADS Waste Holdings, Inc., Term Loan B3, (1 week USD LIBOR + 2.25%), 4.46%, due 11/10/23	783
185	GFL Environmental Inc., Term Loan B, (USD LIBOR + 3.00%), due 5/31/25	182
1,434	Waste Industries USA, Inc., Term Loan B, (3 month USD LIBOR + 2.75%), 5.01%, due 9/27/24	1,435
		2,400

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
Electronics - Electrical 0.4%
$505	Applied Systems, First Lien Term Loan, (3 month USD LIBOR + 3.00%), 5.39%, due 9/19/24	$506
809	Avast Software B.V., Term Loan B, (3 month USD LIBOR + 2.50%), 4.89%, due 9/30/23	811
330	BMC Software Finance, Inc., Term Loan B, (3 month USD LIBOR + 4.25%), 6.65%, due 10/2/25	331
95	Celestica Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.00%), 4.29%, due 6/27/25	94
545	Dell, Term Loan B, (1 month USD LIBOR + 2.00%), 4.31%, due 9/7/23	545
	Dynatrace LLC
110	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 8/22/25	111
46	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 9.30%, due 8/21/26	46
	Hyland Software, Inc.
343	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 7/1/22	344
160	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 9.30%, due 7/7/25	161
200	IFS, Term Loan B, (3 month USD LIBOR + 3.75%), 6.14%, due 7/31/24	198
777	Infor Global Solutions Ltd., Term Loan B6, (3 month USD LIBOR + 2.75%), 5.14%, due 2/1/22	774
175	Lumentum Holdings, First Lien Term Loan, (USD LIBOR + 2.50%), due 8/7/25	175	(d)(e)(g)
455	Mcafee, Term Loan B, (1 month USD LIBOR + 4.50%), 6.79%, due 9/30/24	456
435	McAfee, LLC, Term Loan B, (USD LIBOR + 3.75%), due 9/30/24	436
	Optiv Security, Inc.
768	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 2/1/24	744
160	Second Lien Term Loan, (1 month USD LIBOR + 7.25%), 9.55%, due 2/1/25	154
1,153	Rackspace Hosting, Inc., First Lien Term Loan, (3 month USD LIBOR + 3.00%), 5.35%, due 11/3/23	1,117
1,581	Riverbed Technology, Term Loan, (1 month USD LIBOR + 3.25%), 5.56%, due 4/24/22	1,571
1,413	Sophia LP, Term Loan B, (3 month USD LIBOR + 3.25%), 5.64%, due 9/30/22	1,415
564	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1 month USD LIBOR + 2.25%), 4.55%, due 4/16/25	560
1,454	SS&C Technologies Inc., Term Loan B3, (1 month USD LIBOR + 2.25%), 4.55%, due 4/16/25	1,446
655	Vertafore, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 7/2/25	652
		12,647
Equipment Leasing 0.0%(a)
1,103	Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 month USD LIBOR + 2.00%), 4.28%, due 1/15/25	1,100
Financial Intermediaries 0.1%
419	CITCO, Term Loan, (1 month USD LIBOR + 2.50%), 4.80%, due 3/31/22	420
475	Edelman Financial Center, LLC, First Lien Term Loan, (3 month USD LIBOR + 3.25%), 5.69%, due 7/21/25	477
1,118	Grosvenor Capital Management Holdings, LLP, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 3/31/25	1,115
583	Harbourvest Partners, LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.53%, due 3/1/25	582
609	LPL Holdings, Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.25%), 4.53%, due 9/23/24	609
539	Royalty Pharma, Term Loan B6, (3 month USD LIBOR + 2.00%), 4.39%, due 3/27/23	539
		3,742
Food & Drug Retailers 0.1%
	Albertsons LLC
418	Term Loan B4, (1 month USD LIBOR + 2.75%), 5.05%, due 8/25/21	417
1,019	Term Loan B6, (3 month USD LIBOR + 3.00%), 5.31%, due 6/22/23	1,014
354	General Nutrition Centers, Inc., Term Loan, (1 month USD LIBOR + 7.00%), 9.31%, due 12/31/22	358
		1,789

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
Food Products 0.1%
$209	CHG PPC Parent LLC, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 3/31/25	$209	(g)
675	Jacobs Douwe Egberts International B.V., Term Loan B, (USD LIBOR + 2.00%), due 10/18/25	675	(d)(e)
792	Nomad Foods Europe Midco Ltd., Term Loan B4, (1 month USD LIBOR + 2.25%), 4.53%, due 5/15/24	788
		1,672
Food Service 0.0%(a)
550	Burger King Corporation, Term Loan B3, (1 month USD LIBOR + 2.25%), 4.55%, due 2/16/24	547
164	US Foods, Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 4.30%, due 6/27/23	164
460	Welbilt, Inc., Term Loan B, (3 month USD LIBOR + 2.50%), 4.78%, due 10/23/25	459	(g)
		1,170
Health Care 0.4%
769	Acadia Healthcare Company, Inc., Term Loan B4, (1 month USD LIBOR + 2.50%), 4.80%, due 2/16/23	770
104	Air Medical Group Holding, Term Loan B2, (1 month USD LIBOR + 4.25%), 6.53%, due 3/14/25	102
355	Auris Luxembourg III S.a.r.l., Term Loan B, (USD LIBOR + 3.75%), due 7/20/25	357	(d)(e)
330	CHS/Community Health, Term Loan H, (3 month USD LIBOR + 3.25%), 5.56%, due 1/27/21	323
842	Concentra Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.03%, due 6/1/22	843	(d)(e)
325	Concentra Operating Company, Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.78%, due 6/1/23	328	(h)
643	Convatec Inc., Term Loan B, (3 month USD LIBOR + 2.25%), 4.64%, due 10/31/23	642
650	Envision Healthcare Corporation, First Lien Term Loan, (1 month USD LIBOR + 3.75%), 6.05%, due 10/10/25	636
666	Global Medical Response, Inc., Term Loan B1, (3 month USD LIBOR + 3.25%), 5.53%, due 4/28/22	646
1,108	Grifols SA, Term Loan, (1 week USD LIBOR + 2.25%), 4.47%, due 1/31/25	1,108
721	HCA Inc., Term Loan B10, (1 month USD LIBOR + 2.00%), 4.30%, due 3/13/25	724
184	Mediware Information System, Term Loan B, (1 month USD LIBOR + 3.50%), 5.80%, due 2/9/24	183
1,541	Multiplan, Inc., Term Loan B, (3 month USD LIBOR + 2.75%), 5.14%, due 6/7/23	1,536
553	National Mentor, Inc., Term Loan B, (3 month USD LIBOR + 3.00%), 5.39%, due 1/31/21	553
495	Ortho-Clinical Diagnostics SA, Term Loan B, (1 month USD LIBOR + 3.25%), 5.54%, due 6/30/25	493
	Pearl Intermediate Parent LLC
202	First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.03%, due 2/14/25	198
46	Term Loan, (USD LIBOR + 2.75%), 4.08%, due 2/14/25	45	(f)
103	Second Lien Term Loan, (1 month USD LIBOR + 6.25%), 8.53%, due 2/13/26	103	(g)
	Sound Inpatient Physicians
284	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 6/27/25	286
135	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 9.05%, due 6/26/26	135
1,316	Team Health, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 2/6/24	1,242
285	Verscend Holding Corp., Term Loan B, (1 month USD LIBOR + 4.50%), 6.80%, due 8/27/25	287
		11,540
Industrial Equipment 0.3%
	Brookfield WEC Holdings Inc.
530	First Lien Term Loan, (1 month USD LIBOR + 3.75%), 6.05%, due 8/1/25	533
70	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 9.05%, due 8/3/26	71

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
	Crosby Worldwide
$942	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.28%, due 11/23/20	$928
55	Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 8.28%, due 11/22/21	54
1,513	Filtration Group Corporation, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 3/29/25	1,518
1,095	Gardner Denver, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 7/30/24	1,097
405	Gates Global LLC, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 4/1/24	405
104	Harsco Corporation, Term Loan B1, (1 month USD LIBOR + 2.25%), 4.56%, due 12/6/24	104
159	Hyster-Yale Group, Term Loan B, (1 month USD LIBOR + 3.25%), 5.55%, due 5/30/23	160
742	Milacron LLC, Term Loan B, (1 month USD LIBOR + 2.50%), 4.80%, due 9/28/23	741
1,174	Pro Mach Group, Inc., Term Loan B, (3 month USD LIBOR + 3.00%), 5.28%, due 3/7/25	1,170
609	Terex Corporation, Term Loan B, (2 month USD LIBOR + 2.00%), 4.29%, due 1/31/24	606
614	Zodiac Pool Solutions LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.55%, due 7/2/25	613
		8,000
Leisure Goods - Activities - Movies 0.2%
358	Churchill Downs, Term Loan B, (1 month USD LIBOR + 2.00%), 4.31%, due 12/27/24	358
668	CityCenter, Term Loan B, (1 month USD LIBOR + 2.25%), 4.55%, due 4/18/24	666
754	Crown Finance US, Inc., Term Loan, (1 month USD LIBOR + 2.50%), 4.80%, due 2/28/25	751
720	Formula One, Term Loan, (1 month USD LIBOR + 2.50%), 4.80%, due 2/1/24	712
981	Nielsen Business Media, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 5/22/24	981
1,126	Seaworld, Term Loan B5, (1 month USD LIBOR + 3.00%), 5.30%, due 3/31/24	1,122	(d)(e)
530	WMG Acquisition Corp., Term Loan F, (1 month USD LIBOR + 2.13%), 4.43%, due 11/1/23	528
		5,118
Lodging & Casinos 0.2%
1,319	Belmond, Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 7/3/24	1,320
1,107	Caesars Resort Collection, LLC, First Lien Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 12/22/24	1,106
	Golden Entertainment
572	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.30%, due 10/21/24	572
327	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 9.31%, due 10/20/25	329
	Mohegan Tribal Gaming
193	Term Loan A, (1 month USD LIBOR + 3.75%), 6.05%, due 10/13/21	189
1,103	Term Loan B, (1 month USD LIBOR + 4.00%), 6.30%, due 10/13/23	1,033
195	Penn National Gaming, Inc., First Lien Term Loan B, (3 month USD LIBOR + 2.25%), 4.58%, due 10/15/25	195
282	RHP Hotel Properties, LP, Term Loan B, (3 month USD LIBOR + 2.00%), 4.44%, due 5/11/24	281
1,134	Scientific Games International, Inc., Term Loan B5, (USD LIBOR + 2.75%), 5.05%, due 8/14/24	1,122	(f)
209	Stars Group Holdings B.V. (The), Term Loan, (3 month USD LIBOR + 3.50%), 5.89%, due 7/10/25	210
623	Twin Rivers Casino, Term Loan B, (2 month USD LIBOR + 3.50%), 5.79%, due 7/10/20	624
		6,981
Oil & Gas 0.2%
224	Brazos Delaware II, LLC, Term Loan B, (1 month USD LIBOR + 4.00%), 6.28%, due 5/21/25	223
515	Caprock Midstream LLC, First Lien Term Loan, (USD LIBOR + 4.75%), due 10/22/25	511	(d)(e)(g)
887	EagleClaw, Term Loan B, (2 month USD LIBOR + 4.25%), 6.64%, due 6/24/24	874
465	Gavilan Resources, Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 8.28%, due 3/1/24	433
340	Grizzly Acquisitions Inc., Term Loan B, (3 month USD LIBOR + 3.25%), 5.65%, due 10/1/25	341
846	Lucid Energy Group II LLC, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.28%, due 2/17/25	830

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$655	Medallion Midland, First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.55%, due 10/30/24	$651
908	Rover, Term Loan B, (3 month USD LIBOR + 3.50%), 6.03%, due 10/31/24	910
545	Traverse Midstream Partners LLC, Term Loan, (6 month USD LIBOR + 4.00%), 6.60%, due 9/27/24	548
		5,321
Property & Casualty Insurance 0.0%(a)
489	Asurion LLC, Term Loan B7, (1 month USD LIBOR + 3.00%), 5.30%, due 11/3/24	489
Publishing 0.0%(a)
557	Harland Clark Holdings Corp., Term Loan B7, (3 month USD LIBOR + 4.75%), 7.14%, due 11/3/23	521
Radio & Television 0.1%
496	Cumulus Media New Holdings Inc., Term Loan, (1 month USD LIBOR + 4.50%), 6.81%, due 5/15/22	490	(d)(e)
437	Sinclair Broadcasting, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.56%, due 1/3/24	438
1,934	Univision Communications Inc., Term Loan C5, (1 month USD LIBOR + 2.75%), 5.05%, due 3/15/24	1,853
		2,781
Retailers (except food & drug) 0.2%
1,446	Bass Pro Shops, Term Loan B, (1 month USD LIBOR + 5.00%), 7.30%, due 9/25/24	1,445
1,401	BJS Wholesale Club Inc., First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.28%, due 2/3/24	1,404
	EG Finco Limited
677	Term Loan, (3 month USD LIBOR + 4.00%), 6.39%, due 2/7/25	677
95	Second Lien Term Loan, (3 month USD LIBOR + 8.00%), 10.39%, due 4/20/26	94
293	EG Group Limited, Term Loan B, (3 month USD LIBOR + 4.00%), 6.39%, due 2/7/25	294
438	Michaels Stores, Inc., Term Loan B, (1 month USD LIBOR + 2.50%), 4.79%, due 1/28/23	434	(f)
908	Staples, Term Loan B, (3 month USD LIBOR + 4.00%), 6.34%, due 9/12/24	905
		5,253
Steel 0.1%
274	Big River Steel, Term Loan B, (3 month USD LIBOR + 5.00%), 7.39%, due 8/23/23	277
647	MRC Global (US) Inc., First Lien Term Loan B, (1 month USD LIBOR + 3.00%), 5.30%, due 9/20/24	647	(g)
549	TMS International Corp., Term Loan B2, (USD LIBOR + 2.75%), 5.19%, due 8/14/24	548	(f)(g)
		1,472
Surface Transport 0.0%(a)
758	Hertz Corporation, Term Loan B, (1 month USD LIBOR + 2.75%), 5.06%, due 6/30/23	753
Telecommunications 0.3%
1,139	Centurylink, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 1/31/25	1,126
	Frontier Communications Corp.
819	Term Loan A, (1 month USD LIBOR + 2.75%), 5.06%, due 3/31/21	794
849	Term Loan B1, (1 month USD LIBOR + 3.75%), 6.06%, due 6/15/24	820

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$1,466	GTT Communications, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 5/31/25	$1,445
	Intelsat Jackson HLDG
778	Term Loan B3, (1 month USD LIBOR + 3.75%), 6.04%, due 11/27/23	778
63	Term Loan B4, (1 month USD LIBOR + 4.50%), 6.79%, due 1/2/24	65
309	MTN Infrastructure TopCo Inc., First Lien Term Loan B, (1 month USD LIBOR + 3.00%), 5.30%, due 11/15/24	309
1,308	Sprint Communications, Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.50%), 4.81%, due 2/2/24	1,307
	Syniverse Holdings, Inc.
950	First Lien Term Loan, (1 month USD LIBOR + 5.00%), 7.28%, due 3/9/23	955
120	Second Lien Term Loan, (1 month USD LIBOR + 9.00%), 11.28%, due 3/11/24	116
638	Telesat, Term Loan B4, (3 month USD LIBOR + 2.50%), 4.89%, due 11/17/23	637
		8,352
Utilities 0.2%
630	Calpine Construction Finance Company, L.P., Term Loan B, (1 month USD LIBOR + 2.50%), 4.80%, due 1/15/25	629
	Calpine Corp.
144	Term Loan B6, (3 month USD LIBOR + 2.50%), 4.89%, due 1/15/23	144
235	Term Loan B7, (3 month USD LIBOR + 2.50%), 4.89%, due 5/31/23	234
181	Term Loan B5, (3 month USD LIBOR + 2.50%), 4.89%, due 1/15/24	181
516	Compass Power Generation LLC, Term Loan B, (1 month USD LIBOR + 3.50%), 5.80%, due 12/20/24	518
279	Kestrel Acquisition, LLC, Term Loan B, (1 month USD LIBOR + 4.25%), 6.56%, due 6/2/25	281
773	Nautilus Power LLC, Term Loan B, (1 month USD LIBOR + 4.25%), 6.55%, due 5/16/24	775
	RJS Power
531	Term Loan B1, (1 month USD LIBOR + 4.00%), 6.30%, due 7/15/23	531
657	Term Loan B2, (1 month USD LIBOR + 4.00%), 6.30%, due 4/15/24	658
	Texas Competitive
1,165	Term Loan B, (1 month USD LIBOR + 2.00%), 4.30%, due 8/4/23	1,162
398	Term Loan B2, (1 month USD LIBOR + 2.25%), 4.55%, due 12/14/23	398
1,156	TPF II, Term Loan B, (1 month USD LIBOR + 3.75%), 6.05%, due 10/2/23	1,153
		6,664
	Total Loan Assignments (Cost $140,214)	139,311
U.S. Treasury Obligations 15.3%
16,600	U.S. Treasury Bill, 2.03%, due 11/23/18	16,578	(i)(j)
6,080	U.S. Treasury Bonds, 3.88%, due 8/15/40	6,577
	U.S. Treasury Inflation-Indexed Bonds(k)
52,727	2.00%, due 1/15/26	55,983
39,893	3.63%, due 4/15/28	48,676
12,172	2.50%, due 1/15/29	13,748
64,311	3.88%, due 4/15/29	81,324
19,291	3.38%, due 4/15/32	24,507
22,874	1.00%, due 2/15/46	21,231
	U.S. Treasury Notes
40,350	0.88%, due 7/31/19	39,841
15,235	1.00%, due 10/15/19	14,991
12,445	2.13%, due 12/31/21	12,140
9,255	2.38%, due 8/15/24	8,932
100,665	2.25%, due 11/15/27	93,669
	Total U.S. Treasury Obligations (Cost $457,396)	438,197

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
U.S. Government Agency Securities 0.1%
$2,070	Federal National Mortgage Association, 5.63%, due 7/15/37 (Cost $2,891)	$2,610
Mortgage-Backed Securities 33.4%
Collateralized Mortgage Obligations 6.9%
590	Angel Oak Mortgage Trust LLC, Ser. 2017-3, Class A1, 2.71%, due 11/25/47	583	(l)(m)
	Fannie Mae Connecticut Avenue Securities
20,303	Ser. 2017-C02, Class 2M2, (1 month USD LIBOR + 3.65%), 5.93%, due 9/25/29	22,237	(c)(n)
16,905	Ser. 2017-C03, Class 1M2, (1 month USD LIBOR + 3.00%), 5.28%, due 10/25/29	18,075	(c)
6,748	Ser. 2017-C04, Class 2M2, (1 month USD LIBOR + 2.85%), 5.13%, due 11/25/29	7,078	(c)
8,390	Ser. 2017-C06, Class 1M2, (1 month USD LIBOR + 2.65%), 4.93%, due 2/25/30	8,702	(c)
10,985	Ser. 2017-C06, Class 2M2, (1 month USD LIBOR + 2.80%), 5.08%, due 2/25/30	11,532	(c)
2,670	Ser. 2017-C07, Class 1M2, (1 month USD LIBOR + 2.40%), 4.68%, due 5/25/30	2,738	(c)
17,006	Ser. 2017-C07, Class 2M2, (1 month USD LIBOR + 2.50%), 4.78%, due 5/25/30	17,551	(c)(n)
12,680	Ser. 2018-C01, Class 1M2, (1 month USD LIBOR + 2.25%), 4.53%, due 7/25/30	12,789	(c)
10,400	Ser. 2018-C02, Class 2M2, (1 month USD LIBOR + 2.20%), 4.48%, due 8/25/30	10,436	(c)
3,238	Freddie Mac Multifamily Structured Pass Through Certificates, Ser. KI02, Class A, (1 month USD LIBOR + 2.00%), 2.46%, due 2/25/23	3,239	(c)
	Freddie Mac Structured Agency Credit Risk Debt Notes
9,870	Ser. 2017-DNA1, Class M2, (1 month USD LIBOR + 3.25%), 5.53%, due 7/25/29	10,751	(c)
20,526	Ser. 2017-DNA2, Class M2, (1 month USD LIBOR + 3.45%), 5.73%, due 10/25/29	22,408	(c)
9,395	Ser. 2017-HQA2, Class M2, (1 month USD LIBOR + 2.65%), 4.93%, due 12/25/29	9,784	(c)(n)
14,094	Ser. 2017-DNA3, Class M2, (1 month USD LIBOR + 2.50%), 4.78%, due 3/25/30	14,609	(c)
3,250	Ser. 2017-HQA3, Class M2, (1 month USD LIBOR + 2.35%), 4.63%, due 4/25/30	3,319	(c)
5,680	Ser. 2018-DNA1, Class M2, (1 month USD LIBOR + 1.80%), 4.08%, due 7/25/30	5,588	(c)(n)
15,550	Ser. 2018-HQA1, Class M2, (1 month USD LIBOR + 2.30%), 4.58%, due 9/25/30	15,542	(c)
518	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, (1 month USD LIBOR + 0.16%), 2.44%, due 10/25/36	497	(c)
1,000	Permanent Master Issuer PLC, Ser. 2018-1A, Class 1A1, (3 month USD LIBOR + 0.38%), 2.82%, due 7/15/58	998	(c)(m)
		198,456
Commercial Mortgage-Backed 1.7%
1,000	BXMT Ltd., Ser. 2017-FL1, Class A, (1 month USD LIBOR + 0.87%), 3.16%, due 6/15/35	1,001	(c)(m)
	Citigroup Commercial Mortgage Trust
5,849	Ser. 2012-GC8, Class XA, 1.80%, due 9/10/45	306	(l)(m)(o)
2,355	Ser. 2012-GC8, Class AAB, 2.61%, due 9/10/45	2,324
1,000	Ser. 2012-GC8, Class B, 4.29%, due 9/10/45	1,003	(m)
47,843	Ser. 2014-GC25, Class XA, 1.01%, due 10/10/47	2,329	(l)(o)
31,712	Ser. 2015-GC27, Class XA, 1.38%, due 2/10/48	2,082	(l)(o)
	Commercial Mortgage Loan Trust
37,217	Ser. 2014-CR17, Class XA, 1.08%, due 5/10/47	1,424	(l)(o)
1,000	Ser. 2015-CR26, Class A4, 3.63%, due 10/10/48	985
31,110	Commercial Mortgage Pass-Through Certificates, Ser. 2013-LC6, Class XB, 0.33%, due 1/10/46	438	(l)(m)(o)
	Commercial Mortgage Trust
37,590	Ser. 2012-CR2, Class XA, 1.65%, due 8/15/45	1,894	(l)(o)
168	Ser. 2012-CR3, Class XA, 1.88%, due 10/15/45	10	(l)(o)
34,000	Ser. 2013-CR6, Class XB, 0.55%, due 3/10/46	717	(l)(o)
41,725	Ser. 2014-CR16, Class XA, 1.14%, due 4/10/47	1,530	(l)(o)
52,205	Ser. 2014-UBS3, Class XA, 1.28%, due 6/10/47	2,250	(l)(o)
4,594	Ser. 2014-CR19, Class A1, 1.42%, due 8/10/47	4,573
54,728	Ser. 2014-UBS6, Class XA, 0.96%, due 12/10/47	2,195	(l)(o)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
	CSAIL Commercial Mortgage Trust
$10,020	Ser. 2018-CX11, Class A1, 2.89%, due 4/15/51	$9,918
37,929	Ser. 2015-C2, Class XA, 0.81%, due 6/15/57	1,478	(l)(o)
	GS Mortgage Securities Trust
269	Ser. 2011-GC5, Class XA, 1.34%, due 8/10/44	8	(l)(m)(o)
64,243	Ser. 2014-GC18, Class XA, 1.05%, due 1/10/47	2,746	(l)(o)
56,735	Ser. 2015-GC30, Class XA, 0.86%, due 5/10/50	2,124	(l)(o)
942	JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C22, Class A1, 1.45%, due 9/15/47	940
829	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class XA, 0.78%, due 7/15/49	12	(l)(m)(o)
	WF-RBS Commercial Mortgage Trust
8,810	Ser. 2011-C2, Class XA, 0.78%, due 2/15/44	133	(l)(m)(o)
225	Ser. 2012-C6, Class XA, 2.08%, due 4/15/45	12	(l)(m)(o)
102,868	Ser. 2013-C14, Class XB, 0.14%, due 6/15/46	880	(l)(o)
42,174	Ser. 2014-C21, Class XA, 1.07%, due 8/15/47	1,835	(l)(o)
61,612	Ser. 2014-C25, Class XA, 0.90%, due 11/15/47	2,407	(l)(o)
18,221	Ser. 2014-C22, Class XA, 0.85%, due 9/15/57	671	(l)(o)
		48,225
Fannie Mae 12.5%
	Pass-Through Certificates
7	5.00%, due 6/1/40 – 7/1/40	7
78	6.00%, due 9/1/33 – 9/1/40	85
1	6.50%, due 9/1/32	1
1	7.50%, due 12/1/32	1
60,925	3.50%, TBA, 30 Year Maturity	59,309	(p)
12,190	4.00%, TBA, 15 Year Maturity	12,387	(p)
200,585	4.00%, TBA, 30 Year Maturity	200,584	(p)
77,885	4.50%, TBA, 30 Year Maturity	79,742	(p)
8,265	5.00%, TBA, 30 Year Maturity	8,625	(p)
		360,741
Freddie Mac 10.1%
	Pass-Through Certificates
7	5.00%, due 12/1/28	7
83,285	3.50%, TBA, 30 Year Maturity	81,086	(p)
161,920	4.00%, TBA, 30 Year Maturity	161,976	(p)
40,700	4.50%, TBA, 30 Year Maturity	41,681	(p)
5,545	5.00%, TBA, 30 Year Maturity	5,790	(p)
		290,540
Ginnie Mae 2.2%
	Pass-Through Certificates
—	6.50%, due 7/15/32	1
1	7.00%, due 8/15/32	1
20,550	4.00%, TBA, 30 Year Maturity	20,680	(p)
32,250	4.50%, TBA, 30 Year Maturity	33,080	(p)
8,190	5.00%, TBA, 30 Year Maturity	8,514	(p)
		62,276
	Total Mortgage-Backed Securities (Cost $978,554)	960,238

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Corporate Bonds 47.4%
Advertising 0.3%
		Lamar Media Corp.
	$755	5.00%, due 5/1/23	$753
	60	5.38%, due 1/15/24	60
	355	5.75%, due 2/1/26	358
	890	MDC Partners, Inc., 6.50%, due 5/1/24	730	(m)(n)
		Nielsen Co. Luxembourg SARL
	1,170	5.50%, due 10/1/21	1,176	(m)
	1,075	5.00%, due 2/1/25	1,047	(m)
		Nielsen Finance LLC/Nielsen Finance Co.
	1,045	4.50%, due 10/1/20	1,042
	2,255	5.00%, due 4/15/22	2,196	(m)(n)
		Outfront Media Capital LLC/Outfront Media Capital Corp.
	385	5.25%, due 2/15/22	388
	670	5.63%, due 2/15/24	671	(n)
	1,105	5.88%, due 3/15/25	1,109	(n)
			9,530
Aerospace & Defense 0.0%(a)
	740	BBA US Holdings, Inc., 5.38%, due 5/1/26	732	(m)(n)
Agriculture 0.6%
	18,570	BAT Capital Corp., 4.54%, due 8/15/47	16,169	(m)(n)
Airlines 0.0%(a)
	650	Unity 1 Sukuk Ltd., 3.86%, due 11/30/21	642	(q)
Apparel 0.1%
EUR	587	Hanesbrands Finance Luxembourg SCA, 3.50%, due 6/15/24	688	(q)
EUR	605	Levi Strauss & Co., 3.38%, due 3/15/27	694
EUR	620	PVH Corp., 3.13%, due 12/15/27	685	(q)
			2,067
Auto Manufacturers 0.4%
EUR	600	Peugeot SA, 2.00%, due 3/20/25	675	(q)
EUR	3,140	Volkswagen Bank GmbH, 1.25%, due 12/15/25	3,363	(q)
		Volkswagen Int'l Finance NV
EUR	780	(7 year EUR Swap + 2.20%), 2.50%, due 3/20/22	867	(c)(q)(r)
EUR	5,300	(5 year EUR Swap + 2.54%), 2.70%, due 12/14/22	5,890	(c)(q)(r)
EUR	700	(10 year EUR Swap + 3.37%), 3.88%, due 6/14/27	751	(c)(q)(r)
			11,546
Auto Parts & Equipment 0.2%
	$80	American Axle & Manufacturing, Inc., 7.75%, due 11/15/19	82	(j)(n)
	600	Goodyear Tire & Rubber Co., 5.13%, due 11/15/23	589	(n)
		IHO Verwaltungs GmbH
	220	4.13% Cash/4.88% PIK, due 9/15/21	213	(m)(s)
	890	4.50% Cash/5.25% PIK, due 9/15/23	829	(m)(s)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$110	LKQ Corp., 4.75%, due 5/15/23	$106
EUR	329	LKQ European Holdings BV, 4.13%, due 4/1/28	363	(q)
EUR	803	LKQ Italia Bondco SpA, 3.88%, due 4/1/24	944	(q)
	$2,067	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	2,067	(m)
			5,193
Banking 0.3%
		Ally Financial, Inc.
	3,760	8.00%, due 3/15/20	3,943	(n)
	1,090	7.50%, due 9/15/20	1,156	(n)
	865	4.25%, due 4/15/21	864	(n)
	120	4.13%, due 2/13/22	118	(n)
		CIT Group, Inc.
	150	5.38%, due 5/15/20	154	(n)
	1,765	4.13%, due 3/9/21	1,761
	1,115	5.00%, due 8/15/22	1,123	(n)
	865	4.75%, due 2/16/24	852	(n)
			9,971
Banks 8.5%
EUR	1,700	ABN AMRO Bank NV, (5 year EUR Swap + 3.90%), 4.75%, due 9/22/27	1,820	(c)(q)(r)
	$300	Akbank T.A.S., 4.00%, due 1/24/20	290	(q)
	200	Alfa Bank AO Via Alfa Bond Issuance PLC, 5.00%, due 11/27/18	200	(q)
	400	Banco Bradesco SA, 6.75%, due 9/29/19	410	(q)
	200	Banco Davivienda SA, 5.88%, due 7/9/22	209	(q)
	2,300	Banco de Credito e Inversiones, 3.50%, due 10/12/27	2,053	(m)(n)
	221	Banco del Estado de Chile, 2.67%, due 1/8/21	215	(m)(n)
		Banco do Brasil SA
	224	4.88%, due 4/19/23	219	(m)(n)
	300	4.88%, due 4/19/23	293	(q)
	150	Banco Int'l del Peru SAA Interbank, 3.38%, due 1/18/23	142	(q)
	9,150	Banco Santander SA, 3.80%, due 2/23/28	8,131	(n)
	122	Bancolombia SA, 5.95%, due 6/3/21	126	(n)
		Bank of America Corp.
	10,930	(3 month USD LIBOR + 0.37%), 2.74%, due 1/23/22	10,712	(c)(n)
	9,515	(3 month USD LIBOR + 1.07%), 3.97%, due 3/5/29	9,161	(c)(n)
	16,740	Barclays PLC, 4.38%, due 1/12/26	16,043	(n)
	800	BBVA Bancomer SA, 7.25%, due 4/22/20	824	(q)
	250	China CITIC Bank Int'l Ltd., 6.88%, due 6/24/20	259	(q)
	200	China Construction Bank Asia Corp. Ltd., (5 year CMT + 2.75%), 4.25%, due 8/20/24	200	(c)(q)
		Citigroup, Inc.
	4,180	(3 month USD LIBOR + 1.56%), 3.89%, due 1/10/28	3,992	(c)(n)
	5,270	(3 month USD LIBOR + 1.15%), 3.52%, due 10/27/28	4,884	(c)(n)
GBP	2,980	CYBG PLC, (5 year GBP Swap + 6.25%), 8.00%, due 12/8/22	3,842	(c)(q)(r)
EUR	300	Deutsche Bank AG, 4.50%, due 5/19/26	356	(q)
		DIB Sukuk Ltd.
	$600	2.92%, due 6/3/20	589	(q)
	400	3.60%, due 3/30/21	394	(q)
	200	Emirates NBD PJSC, 3.25%, due 11/19/19	200	(q)
	400	FirstRand Bank Ltd., 4.25%, due 4/30/20	398	(q)
		Goldman Sachs Group, Inc.
	4,575	2.60%, due 4/23/20	4,528	(n)
	9,350	(3 month USD LIBOR + 1.51%), 3.69%, due 6/5/28	8,777	(c)(n)
	17,870	(3 month USD LIBOR + 1.16%), 3.81%, due 4/23/29	16,786	(c)(n)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$7,370	(3 month USD LIBOR + 1.37%), 4.02%, due 10/31/38	$6,568	(c)(n)
	7,240	5.15%, due 5/22/45	7,088	(n)
	650	Gulf Int'l Bank BSC, 3.50%, due 3/25/22	627	(q)
	14,440	HSBC Holdings PLC, (5 year USD ICE Swap + 3.75%), 6.00%, due 5/22/27	13,285	(c)(n)(r)
		IDBI Bank Ltd./GIFT-IFC
	200	4.13%, due 4/23/20	197	(q)
	400	4.25%, due 11/30/20	395	(q)
	600	Itau CorpBanca, 3.88%, due 9/22/19	601	(q)
		JPMorgan Chase & Co.
	14,235	(3 month USD LIBOR + 1.12%), 4.01%, due 4/23/29	13,807	(c)(n)
	6,925	(3 month USD LIBOR + 1.36%), 3.88%, due 7/24/38	6,243	(c)(n)
	6,360	(3 month USD LIBOR + 1.22%), 3.90%, due 1/23/49	5,534	(c)(n)
	600	KEB Hana Bank, (3 month USD LIBOR + 0.73%), 3.13%, due 4/5/20	601	(c)(q)
	200	Kookmin Bank, (3 month USD LIBOR + 0.95%), 3.28%, due 6/9/22	201	(c)(q)
		Morgan Stanley
	5,015	Ser. H, (3 month USD LIBOR + 3.61%), 5.45%, due 7/15/19	5,060	(c)(n)(r)
	6,260	(3 month USD LIBOR + 1.34%), 3.59%, due 7/22/28	5,864	(c)(n)
DKK	196,339	Nykredit Realkredit A/S, 2.00%, due 10/1/47	29,956	(n)(q)
	$200	QIB Sukuk Ltd., 3.25%, due 5/23/22	192	(q)
		QNB Finance Ltd.
	200	2.88%, due 4/29/20	197	(q)
	200	(3 month USD LIBOR + 1.35%), 3.66%, due 5/31/21	201	(c)(q)
	900	QNB Finansbank A/S, 6.25%, due 4/30/19	898	(q)
DKK	168,982	Realkredit Danmark A/S, 2.00%, due 10/1/47	25,480	(n)(q)
	$4,475	Royal Bank of Scotland Group PLC, (3 month USD LIBOR + 1.91%), 5.08%, due 1/27/30	4,399	(c)
	200	Shinhan Bank Co. Ltd., (5 year CMT + 2.15%), 3.88%, due 12/7/26	196	(c)(q)
		TC Ziraat Bankasi A/S
	1,000	4.25%, due 7/3/19	985	(q)
	550	5.13%, due 5/3/22	488	(q)
	2,240	Trade & Development Bank of Mongolia LLC, 9.38%, due 5/19/20	2,348	(q)
	1,000	Turkiye Garanti Bankasi A/S, 4.75%, due 10/17/19	981	(q)
	200	Turkiye Is Bankasi AS, 5.50%, due 4/21/19	198	(q)
	200	Turkiye Vakiflar Bankasi TAO, 5.50%, due 10/27/21	180	(q)
	14,820	Westpac Banking Corp., (5 year USD ICE Swap + 2.89%), 5.00%, due 9/21/27	12,965	(c)(n)(r)
		Yapi ve Kredi Bankasi A/S
	200	5.25%, due 12/3/18	199	(q)
	800	5.13%, due 10/22/19	776	(q)
	200	5.75%, due 2/24/22	181	(q)
			242,944
Beverages 0.8%
	5,130	Anheuser-Busch InBev Finance, Inc., 4.70%, due 2/1/36	4,892	(n)
		Anheuser-Busch InBev Worldwide, Inc.
	6,130	4.60%, due 4/15/48	5,519
	12,825	4.75%, due 4/15/58	11,367	(n)
			21,778
Brokerage 0.1%
	2,240	LPL Holdings, Inc., 5.75%, due 9/15/25	2,173	(m)(n)
Building & Construction 0.4%
		Lennar Corp.
	425	4.50%, due 11/15/19	427

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$420	8.38%, due 1/15/21	$453
	450	4.75%, due 4/1/21	453
	45	4.13%, due 1/15/22	44
	760	5.38%, due 10/1/22	772
	1,095	4.75%, due 11/15/22	1,084
	1,185	4.88%, due 12/15/23	1,157
	665	5.25%, due 6/1/26	635
	240	Meritage Homes Corp., 7.15%, due 4/15/20	246
	1,190	PulteGroup, Inc., 4.25%, due 3/1/21	1,187
		Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.
	1,060	5.25%, due 4/15/21	1,056	(m)
	785	5.63%, due 3/1/24	761	(m)
		Toll Brothers Finance Corp.
	1,545	4.00%, due 12/31/18	1,541	(n)
	290	5.88%, due 2/15/22	297
	700	4.38%, due 4/15/23	673
	260	5.63%, due 1/15/24	260
	615	4.88%, due 3/15/27	567
	880	4.35%, due 2/15/28	778
	220	TRI Pointe Group, Inc., 4.88%, due 7/1/21	218
			12,609
Building Materials 0.1%
	140	Beacon Roofing Supply, Inc., 6.38%, due 10/1/23	141	(n)
	200	Cementos Progreso Trust, 7.13%, due 11/6/23	205	(q)
EUR	674	CEMEX Finance LLC, 4.63%, due 6/15/24	799	(q)
EUR	135	Cemex SAB de CV, 2.75%, due 12/5/24	149	(q)
	$805	HD Supply, Inc., 5.38%, due 10/15/26	772	(m)
	180	Jeld-Wen, Inc., 4.88%, due 12/15/27	156	(m)
	111	Masonite Int'l Corp., 5.63%, due 3/15/23	110	(m)
	470	USG Corp., 5.50%, due 3/1/25	475	(m)
			2,807
Cable & Satellite Television 1.3%
	590	Altice Financing SA, 6.63%, due 2/15/23	584	(m)
	2,005	Altice France SA, 8.13%, due 2/1/27	1,979	(m)
		Altice Luxembourg SA
	3,860	7.75%, due 5/15/22	3,570	(m)(n)
	1,385	7.63%, due 2/15/25	1,181	(m)(n)
		Altice U.S. Finance I Corp.
	1,025	5.38%, due 7/15/23	1,025	(m)
	1,185	5.50%, due 5/15/26	1,154	(m)
	560	Cable One, Inc., 5.75%, due 6/15/22	568	(m)(n)
		CCO Holdings LLC/CCO Holdings Capital Corp.
	1,280	5.25%, due 9/30/22	1,286	(n)
	1,005	5.13%, due 2/15/23	1,000	(n)
	70	4.00%, due 3/1/23	67	(m)(n)
	2,205	5.13%, due 5/1/23	2,194	(m)(n)
	180	5.75%, due 1/15/24	182	(n)
	320	5.88%, due 4/1/24	323	(m)(n)
	2,150	5.75%, due 2/15/26	2,128	(m)(n)
	1,995	5.00%, due 2/1/28	1,863	(m)(n)
		Cequel Communications Holdings I LLC/Cequel Capital Corp.
	2,345	5.13%, due 12/15/21	2,339	(m)
	1,110	7.75%, due 7/15/25	1,171	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		CSC Holdings LLC
	$680	6.75%, due 11/15/21	$712	(n)
	450	10.13%, due 1/15/23	488	(m)
	570	6.63%, due 10/15/25	597	(m)
	1,596	10.88%, due 10/15/25	1,841	(m)(n)
	775	5.50%, due 4/15/27	744	(m)(n)
		DISH DBS Corp.
	1,055	6.75%, due 6/1/21	1,066	(n)
	220	5.88%, due 7/15/22	208	(n)
	80	5.00%, due 3/15/23	70	(n)
	1,730	5.88%, due 11/15/24	1,471	(n)
		Numericable-SFR SA
	1,455	6.25%, due 5/15/24	1,397	(m)
	2,380	7.38%, due 5/1/26	2,285	(m)(n)
	1,080	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, due 1/15/25	1,090	(m)
	595	UPCB Finance IV Ltd., 5.38%, due 1/15/25	579	(m)
		Virgin Media Finance PLC
	530	5.25%, due 2/15/22	525
	365	6.00%, due 10/15/24	356	(m)
	1,520	Virgin Media Secured Finance PLC, 5.50%, due 8/15/26	1,433	(m)(n)
	420	Ziggo BV, 5.50%, due 1/15/27	385	(m)(n)
			37,861
Chemicals 0.6%
	400	Alpek SAB de CV, 4.50%, due 11/20/22	391	(q)
	120	Ashland LLC, 4.75%, due 8/15/22	119	(n)
EUR	720	Axalta Coating Systems LLC, 4.25%, due 8/15/24	828	(q)
		Bluestar Finance Holdings Ltd.
	$200	(3 year CMT + 7.24%), 4.38%, due 12/17/18	200	(c)(q)(r)
	200	3.13%, due 9/30/19	198	(q)
	400	Braskem Finance Ltd., 5.75%, due 4/15/21	410	(q)
	200	Braskem Netherlands Finance BV, 3.50%, due 1/10/23	188	(q)
	535	CF Industries, Inc., 5.38%, due 3/15/44	471	(n)
		CNAC HK Finbridge Co. Ltd.
	600	3.50%, due 7/19/22	579	(q)
	211	4.63%, due 3/14/23	210	(q)
	670	5.13%, due 3/14/28	661	(q)
		Huntsman Int'l LLC
	1,420	4.88%, due 11/15/20	1,429
	150	5.13%, due 11/15/22	152
EUR	701	4.25%, due 4/1/25	885
EUR	771	INEOS Finance PLC, 2.13%, due 11/15/25	826	(q)
	$500	Mexichem SAB de CV, 4.88%, due 9/19/22	497	(q)
		NOVA Chemicals Corp.
	1,555	5.25%, due 8/1/23	1,501	(m)
	1,570	4.88%, due 6/1/24	1,442	(m)
	1,185	5.00%, due 5/1/25	1,078	(m)
	840	5.25%, due 6/1/27	758	(m)
	70	Platform Specialty Products Corp., 6.50%, due 2/1/22	71	(m)
	690	PQ Corp., 6.75%, due 11/15/22	711	(m)
	327	SABIC Capital II BV, 4.00%, due 10/10/23	323	(m)
		SASOL Financing USA LLC
	449	5.88%, due 3/27/24	452
	415	6.50%, due 9/27/28	420
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
EUR	288	Solvay Finance SA, (5 year EUR Swap + 5.22%), 5.87%, due 6/3/24	$367	(c)(q)(r)
	$1,425	WR Grace & Co-Conn, 5.13%, due 10/1/21	1,436	(m)(n)
			16,603
Coal 0.0%(a)
	200	Shandong Energy Australia Pty Ltd., 4.55%, due 7/26/20	194	(q)
	200	Yancoal Int'l Resources Development Co. Ltd., (3 year CMT + 8.30%), 5.75%, due 4/13/20	198	(c)(q)(r)
			392
Commercial Services 0.2%
	200	Adani Ports & Special Economic Zone Ltd., 3.50%, due 7/29/20	197	(q)
EUR	596	Avis Budget Finance PLC, 4.50%, due 5/15/25	676	(q)
EUR	336	Blitz F18-674 GmbH, 6.00%, due 7/30/26	384	(q)
EUR	860	Europcar Groupe SA, 4.13%, due 11/15/24	947	(q)
EUR	674	Hertz Holdings Netherlands BV, 4.13%, due 10/15/21	770	(q)
GBP	875	Iron Mountain UK PLC, 3.88%, due 11/15/25	1,054	(q)
	$630	Korea Expressway Corp., (3 month USD LIBOR + 0.70%), 3.17%, due 4/20/20	632	(c)(q)
EUR	631	Loxam SAS, 6.00%, due 4/15/25	756	(q)
			5,416
Computers 1.5%
	$9,010	Apple, Inc., 4.65%, due 2/23/46	9,295	(n)
	15,780	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/23	16,344	(m)(n)
		HP Enterprise Co.
	9,165	3.60%, due 10/15/20	9,179	(n)
	7,545	4.90%, due 10/15/25	7,661	(n)
			42,479
Consumer - Commercial Lease Financing 1.0%
		Aircastle Ltd.
	1,950	4.63%, due 12/15/18	1,954	(n)
	1,550	6.25%, due 12/1/19	1,593	(n)
	1,720	5.13%, due 3/15/21	1,754	(n)
	830	Avolon Holdings Funding Ltd., 5.13%, due 10/1/23	814	(m)(n)
	456	Development Bank of Mongolia LLC, 7.25%, due 10/23/23	445	(m)
		Navient Corp.
	505	5.50%, due 1/15/19	507
	3,160	4.88%, due 6/17/19	3,172	(n)
	1,165	8.00%, due 3/25/20	1,216
	770	5.88%, due 3/25/21	778
	380	6.63%, due 7/26/21	391
	575	6.50%, due 6/15/22	585
	724	5.88%, due 10/25/24	682
	715	6.75%, due 6/15/26	683
		Park Aerospace Holdings Ltd.
	100	3.63%, due 3/15/21	96	(m)
	4,185	5.25%, due 8/15/22	4,154	(m)(n)
	140	4.50%, due 3/15/23	133	(m)
	2,320	5.50%, due 2/15/24	2,297	(m)(n)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		SLM Corp.
	$570	7.25%, due 1/25/22	$593
	700	6.13%, due 3/25/24	682
		Springleaf Finance Corp.
	735	8.25%, due 12/15/20	786
	2,385	7.75%, due 10/1/21	2,522
	1,515	6.13%, due 5/15/22	1,523
	90	5.63%, due 3/15/23	88
	1,230	6.88%, due 3/15/25	1,178
	1,135	7.13%, due 3/15/26	1,075
			29,701
Distribution - Wholesale 0.0%(a)
EUR	619	Autodis SA, (3 month EURIBOR + 4.38%, 4.38% Floor), 4.38%, due 5/1/22	707	(c)(q)
EUR	640	Rexel SA, 2.13%, due 6/15/25	692	(q)
			1,399
Diversified Capital Goods 0.1%
		Anixter, Inc.
	$965	5.63%, due 5/1/19	973	(n)
	220	5.13%, due 10/1/21	221	(n)
	650	Resideo Funding, Inc., 6.13%, due 11/1/26	653	(m)
			1,847
Diversified Financial Services 1.0%
	12,040	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 10/1/25	11,759	(n)
	1,000	Banco BTG Pactual SA, 4.00%, due 1/16/20	985	(n)(q)
DKK	5,129	Brfkredit A/S, 2.00%, due 10/1/47	774
	$200	CCBL Cayman Corp. Ltd., 3.25%, due 7/28/20	197	(q)
	200	CDBL Funding 2, 2.63%, due 8/1/20	195	(q)
	700	Charming Light Investments Ltd., 4.38%, due 12/21/27	648	(q)
	238	Far East Horizon Ltd., (3 month USD LIBOR + 2.00%), 4.40%, due 7/3/21	238	(c)(q)
	200	GTLK Europe DAC, 5.95%, due 7/19/21	196	(q)
		Huarong Finance 2017 Co. Ltd.
	400	3.38%, due 1/24/20	394	(q)
	200	(3 month USD LIBOR + 1.65%), 4.16%, due 4/27/20	200	(c)(q)
	600	(5 year CMT + 7.77%), 4.50%, due 1/24/22	558	(c)(q)(r)
	600	(3 month USD LIBOR + 1.85%), 4.36%, due 4/27/22	605	(c)(q)
	2,690	(5 year CMT + 6.98%), 4.00%, due 11/7/22	2,401	(c)(q)(r)
		ICBCIL Finance Co. Ltd.
	2,000	3.00%, due 4/5/20	1,976	(q)
	800	3.20%, due 11/10/20	791	(q)
	400	2.50%, due 9/29/21	381	(q)
	200	JIC Zhixin Ltd., 3.00%, due 11/24/22	191	(q)
	250	Mestenio Ltd., 8.50%, due 1/2/20	257	(q)
	200	Rural Electrification Corp. Ltd., 3.07%, due 12/18/20	196	(q)
	4,575	Synchrony Financial, 2.70%, due 2/3/20	4,513	(n)
			27,455

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Electric 1.4%
	$4,600	1MDB Energy Ltd., 5.99%, due 5/11/22	$4,688	(q)
	580	Comision Federal de Electricidad, 4.88%, due 5/26/21	581	(q)
GBP	650	Drax Finco PLC, 4.25%, due 5/1/22	845	(q)
GBP	1,129	E.ON Int'l Finance BV, Ser. 4, 6.38%, due 6/7/32	1,938
		EnBW Energie Baden-Wuerttemberg AG
EUR	8,790	(5 year EUR Swap + 2.34%), 3.63%, due 4/2/76	10,362	(c)(q)
EUR	630	(5 year EUR Swap + 3.63%), 3.38%, due 4/5/77	742	(c)(q)
		Eskom Holdings SOC Ltd.
	$1,000	5.75%, due 1/26/21	958	(q)
	980	6.75%, due 8/6/23	916	(q)
	208	6.35%, due 8/10/28	200	(m)(n)
	200	GCL New Energy Holdings Ltd., 7.10%, due 1/30/21	174	(q)
	400	Genneia SA, 8.75%, due 1/20/22	372	(q)
GBP	8,047	NGG Finance PLC, (12 year GBP Swap + 3.48%), 5.63%, due 6/18/73	11,122	(c)(q)
GBP	285	NWEN Finance PLC, 5.88%, due 6/21/21	385	(q)
EUR	700	Orano SA, 4.88%, due 9/23/24	821
	$600	Pampa Energia SA, 7.38%, due 7/21/23	554	(q)
		Perusahaan Listrik Negara PT
	200	5.50%, due 11/22/21	207	(q)
EUR	281	2.88%, due 10/25/25	315	(m)
	$200	5.45%, due 5/21/28	198	(m)
	612	6.15%, due 5/21/48	596	(m)
		SSE PLC
EUR	650	(5 year EUR Swap + 1.99%), 2.38%, due 4/1/21	742	(c)(q)(r)
GBP	2,610	(5 year GBP Swap + 2.75%), 3.63%, due 9/16/77	3,321	(c)(q)
			40,037
Electric - Generation 0.6%
		Calpine Corp.
	$3,255	6.00%, due 1/15/22	3,271	(m)(n)
	2,255	5.38%, due 1/15/23	2,137	(n)
	360	5.88%, due 1/15/24	360	(m)(n)
	445	5.75%, due 1/15/25	398	(n)
		Dynegy, Inc.
	310	7.38%, due 11/1/22	322	(n)
	1,745	5.88%, due 6/1/23	1,771	(n)
	2,697	7.63%, due 11/1/24	2,852	(n)
		NRG Energy, Inc.
	520	6.25%, due 5/1/24	531
	2,325	7.25%, due 5/15/26	2,470	(n)
	2,520	6.63%, due 1/15/27	2,605	(n)
	1,165	Vistra Operations Co. LLC, 5.50%, due 9/1/26	1,147	(m)
			17,864
Electric - Integrated 0.2%
	60	IPALCO Enterprises, Inc., 3.45%, due 7/15/20	60
	1,760	PPL Energy Supply LLC, 4.60%, due 12/15/21	1,650	(n)
		Talen Energy Supply LLC
	3,070	9.50%, due 7/15/22	3,116	(m)
	645	6.50%, due 6/1/25	480
	420	10.50%, due 1/15/26	369	(m)
			5,675

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Electrical Components & Equipment 0.0%(a)
		Belden, Inc.
EUR	170	4.13%, due 10/15/26	$199	(q)
EUR	893	3.38%, due 7/15/27	971	(q)
			1,170
Electronics 0.2%
	$1,130	Amkor Technology, Inc., 6.38%, due 10/1/22	1,137	(n)
	445	Micron Technology, Inc., 5.50%, due 2/1/25	452
	1,275	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	1,270	(m)
	960	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	977	(m)
	2,030	Tsinghua Unic Ltd., 5.38%, due 1/31/23	1,845	(q)
			5,681
Energy - Alternate Sources 0.0%(a)
	700	Azure Power Energy Ltd., 5.50%, due 11/3/22	657	(q)
	200	Greenko Dutch BV, 4.88%, due 7/24/22	188	(q)
	274	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/25	215	(m)
			1,060
Energy - Exploration & Production 0.9%
		Antero Resources Corp.
	2,235	5.38%, due 11/1/21	2,235	(n)
	1,540	5.13%, due 12/1/22	1,529	(n)
		Ascent Resources Utica Holdings LLC/ARU Finance Corp.
	972	10.00%, due 4/1/22	1,070	(m)(n)
	1,190	7.00%, due 11/1/26	1,154	(m)
		Chesapeake Energy Corp.
	655	6.13%, due 2/15/21	662	(n)
	110	4.88%, due 4/15/22	105	(n)
	115	5.75%, due 3/15/23	109	(n)
	185	7.00%, due 10/1/24	181	(n)
	1,690	8.00%, due 1/15/25	1,714
	1,155	8.00%, due 6/15/27	1,148	(n)
		EP Energy LLC/Everest Acquisition Finance, Inc.
	615	7.75%, due 9/1/22	431	(n)
	2,710	6.38%, due 6/15/23	1,572	(n)
	2,125	9.38%, due 5/1/24	1,615	(m)(n)
		Newfield Exploration Co.
	120	5.75%, due 1/30/22	124
	330	5.38%, due 1/1/26	333
		Oasis Petroleum, Inc.
	630	6.88%, due 3/15/22	634
	100	6.88%, due 1/15/23	101
	810	6.25%, due 5/1/26	796	(m)
		Range Resources Corp.
	460	5.75%, due 6/1/21	467
	505	5.00%, due 8/15/22	496
	2,155	5.00%, due 3/15/23	2,085
		Sanchez Energy Corp.
	120	7.75%, due 6/15/21	60
	2,100	6.13%, due 1/15/23	782

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		SM Energy Co.
	$994	6.13%, due 11/15/22	$1,007
	1,005	5.00%, due 1/15/24	957
	485	6.63%, due 1/15/27	487
		Whiting Petroleum Corp.
	1,100	5.75%, due 3/15/21	1,107
	1,295	6.25%, due 4/1/23	1,311
	365	6.63%, due 1/15/26	366
		WPX Energy, Inc.
	140	6.00%, due 1/15/22	143
	795	5.25%, due 9/15/24	785
	370	5.75%, due 6/1/26	368
			25,934
Engineering & Construction 0.1%
	200	Chang Development Int'l Ltd., 3.63%, due 1/20/20	195	(q)
	402	Dianjian Int'l Finance Ltd., (5 year CMT + 6.93%), 4.60%, due 3/13/23	383	(c)(q)(r)
	2,545	Indo Energy Finance II BV, 6.38%, due 1/24/23	2,432	(q)
EUR	600	SPIE SA, 3.13%, due 3/22/24	685	(q)
			3,695
Entertainment 0.2%
GBP	624	AMC Entertainment Holdings, Inc., 6.38%, due 11/15/24	797
EUR	696	Codere Finance 2 Luxembourg SA, 6.75%, due 11/1/21	743	(q)
		Int'l Game Technology PLC
EUR	562	4.75%, due 2/15/23	680	(q)
EUR	100	3.50%, due 7/15/24	113	(q)
GBP	518	Ladbrokes Group Finance PLC, 5.13%, due 9/8/23	689	(q)
EUR	649	LHMC Finco S.a.r.l., 6.25%, due 12/20/23	759	(q)
		Scientific Games Int'l, Inc.
EUR	633	3.38%, due 2/15/26	663	(q)
EUR	369	5.50%, due 2/15/26	361	(q)
GBP	571	William Hill PLC, 4.88%, due 9/7/23	754	(q)
EUR	640	WMG Acquisition Corp., 4.13%, due 11/1/24	753	(q)
			6,312
Environmental 0.0%(a)
	$255	Advanced Disposal Services, Inc., 5.63%, due 11/15/24	249	(m)(n)
Environmental Control 0.0%(a)
EUR	804	Paprec Holding SA, 4.00%, due 3/31/25	909	(q)
Food 1.0%
EUR	600	Casino Guichard Perrachon SA, 4.05%, due 8/5/26	614	(q)
EUR	609	Darling Global Finance BV, 3.63%, due 5/15/26	700	(q)
		Grupo Bimbo SAB de CV
	$7,200	(5 year CMT + 3.28%), 5.95%, due 4/17/23	7,119	(c)(m)(n)(r)
	11,555	4.70%, due 11/10/47	10,137	(m)(n)
	1,397	JBS Investments GmbH, 7.25%, due 4/3/24	1,409	(q)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		Marfrig Holdings Europe BV
	$600	6.88%, due 6/24/19	$608	(q)
	3,450	8.00%, due 6/8/23	3,489	(q)
	2,060	Minerva Luxembourg SA, 6.50%, due 9/20/26	1,903	(q)
EUR	667	Nomad Foods Bondco PLC, 3.25%, due 5/15/24	760	(q)
GBP	504	Tesco PLC, 5.50%, due 1/13/33	769
			27,508
Food & Drug Retail 0.0%(a)
		Albertsons Cos. LLC/Safeway, Inc./New Albertsons L.P./Albertson's LLC
	$220	6.63%, due 6/15/24	208	(n)
	865	5.75%, due 3/15/25	761	(n)
			969
Food - Wholesale 0.1%
		Post Holdings, Inc.
	1,295	5.50%, due 3/1/25	1,252	(m)
	610	5.75%, due 3/1/27	583	(m)
	835	5.63%, due 1/15/28	785	(m)
			2,620
Food Service 0.0%(a)
EUR	609	Aramark Int'l Finance S.a.r.l., 3.13%, due 4/1/25	713	(q)
Forest Products & Paper 0.0%(a)
EUR	613	Stora Enso OYJ, 2.50%, due 3/21/28	698	(q)
Gaming 0.6%
		Boyd Gaming Corp.
	$1,960	6.88%, due 5/15/23	2,036	(n)
	1,220	6.38%, due 4/1/26	1,209	(n)
		Eldorado Resorts, Inc.
	540	7.00%, due 8/1/23	567	(n)
	105	6.00%, due 4/1/25	104	(n)
	995	6.00%, due 9/15/26	976	(m)(n)
		GLP Capital L.P./GLP Financing II, Inc.
	2,515	4.88%, due 11/1/20	2,543	(n)
	180	4.38%, due 4/15/21	180	(n)
		Int'l Game Technology PLC
	210	6.25%, due 2/15/22	217	(m)
	510	6.25%, due 1/15/27	504	(m)
	1,006	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, due 11/15/21	1,032	(m)
		MGM Resorts Int'l
	1,800	8.63%, due 2/1/19	1,813	(n)
	680	5.25%, due 3/31/20	689
	1,075	6.63%, due 12/15/21	1,126
	365	7.75%, due 3/15/22	392
	815	5.75%, due 6/15/25	795
	695	Scientific Games Int'l, Inc., 10.00%, due 12/1/22	726
	1,310	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/23	1,438

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
	$115	4.25%, due 5/30/23	$109	(m)
	590	5.50%, due 3/1/25	561	(m)
			17,017
Gas 0.4%
	200	Binhai Investment Co. Ltd., 4.45%, due 11/30/20	187	(q)
		Centrica PLC
GBP	2,900	(5 year GBP Swap + 3.61%), 5.25%, due 4/10/75	3,818	(c)(q)
EUR	5,675	(5 year EUR Swap + 2.69%), 3.00%, due 4/10/76	6,563	(c)(n)(q)
			10,568
Gas Distribution 0.7%
	$1,230	Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, due 9/15/24	1,199	(n)
	770	Cheniere Corpus Christi Holdings LLC, 5.88%, due 3/31/25	791	(n)
		Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
	455	6.25%, due 4/1/23	464	(n)
	345	5.75%, due 4/1/25	344	(n)
		DCP Midstream LLC
	150	5.35%, due 3/15/20	152	(m)(n)
	495	4.75%, due 9/30/21	496	(m)(n)
	425	(3 month USD LIBOR + 3.85%), 5.85%, due 5/21/43	380	(c)(m)(n)
		DCP Midstream Operating L.P.
	495	2.70%, due 4/1/19	491	(n)
	405	5.60%, due 4/1/44	366	(n)
		Energy Transfer Equity L.P.
	2,685	7.50%, due 10/15/20	2,843	(n)
	300	5.88%, due 1/15/24	315	(n)
		NuStar Logistics L.P.
	785	4.80%, due 9/1/20	783
	550	6.75%, due 2/1/21	572
	390	4.75%, due 2/1/22	386
	465	5.63%, due 4/28/27	445
		Rockies Express Pipeline LLC
	1,260	6.00%, due 1/15/19	1,264	(m)
	1,655	5.63%, due 4/15/20	1,691	(m)(n)
		SemGroup Corp./Rose Rock Finance Corp.
	160	5.63%, due 7/15/22	154
	815	5.63%, due 11/15/23	770	(n)
		Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
	270	5.50%, due 8/15/22	267
	1,615	5.75%, due 4/15/25	1,546	(n)
		Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
	805	4.13%, due 11/15/19	805
	540	5.25%, due 5/1/23	539
	590	4.25%, due 11/15/23	566
	1,450	6.75%, due 3/15/24	1,519	(n)
	670	5.13%, due 2/1/25	651
	1,130	5.00%, due 1/15/28	1,071
	640	Williams Cos., Inc., 7.88%, due 9/1/21	705
			21,575

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Health Facilities 0.7%
		Acadia Healthcare Co., Inc.
	$125	5.13%, due 7/1/22	$125	(n)
	235	6.50%, due 3/1/24	239	(n)
	935	Columbia/HCA Corp., 7.69%, due 6/15/25	1,022	(n)
		HCA, Inc.
	1,795	6.50%, due 2/15/20	1,853	(n)
	320	7.50%, due 2/15/22	347	(n)
	3,000	5.88%, due 3/15/22	3,139	(n)
	1,970	4.75%, due 5/1/23	1,990	(n)
	1,935	5.00%, due 3/15/24	1,958	(n)
	1,135	5.25%, due 4/15/25	1,159	(n)
	1,955	5.38%, due 9/1/26	1,940	(n)
		LifePoint Health, Inc.
	270	5.50%, due 12/1/21	273
	620	5.88%, due 12/1/23	649
	95	5.38%, due 5/1/24	100
	140	MEDNAX, Inc., 5.25%, due 12/1/23	140	(m)
		Tenet Healthcare Corp.
	250	4.75%, due 6/1/20	251
	150	4.50%, due 4/1/21	149
	1,175	7.50%, due 1/1/22	1,225	(m)
	345	8.13%, due 4/1/22	359
	660	6.75%, due 6/15/23	658
	837	4.63%, due 7/15/24	807
	285	6.88%, due 11/15/31	252
	600	THC Escrow Corp., 7.00%, due 8/1/25	589
	355	Universal Health Services, Inc., 4.75%, due 8/1/22	355	(m)
			19,579
Health Services 0.2%
	815	DaVita HealthCare Partners, Inc., 5.13%, due 7/15/24	778	(n)
	990	DaVita, Inc., 5.75%, due 8/15/22	998	(n)
		IQVIA, Inc.
	390	4.88%, due 5/15/23	386	(m)
	1,010	5.00%, due 10/15/26	972	(m)
		Service Corp. Int'l
	430	4.50%, due 11/15/20	429
	800	5.38%, due 1/15/22	806
	2,230	5.38%, due 5/15/24	2,255
	170	Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, due 10/1/24	179	(m)
			6,803
Healthcare - Services 0.0%(a)
EUR	729	Catalent Pharma Solutions, Inc., 4.75%, due 12/15/24	863	(q)
Holding Companies - Diversified 0.1%
GBP	429	Co-operative Group Holdings 2011 Ltd., 7.50%, due 7/8/26	638	(q)
EUR	796	ProGroup AG, 3.00%, due 3/31/26	908	(q)
			1,546

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Home Builders 0.0%(a)
GBP	653	Miller Homes Group Holdings PLC, 5.50%, due 10/15/24	$823	(q)
Hotels 0.1%
	$1,005	ESH Hospitality, Inc., 5.25%, due 5/1/25	951	(m)(n)
	545	Hilton Domestic Operating Co, Inc., 5.13%, due 5/1/26	533	(m)(n)
	965	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, due 4/1/25	936
	295	RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, due 4/15/21	294
			2,714
Household Products - Wares 0.0%(a)
EUR	340	Spectrum Brands, Inc., 4.00%, due 10/1/26	387	(q)
Insurance 0.3%
	$8,750	AXA Equitable Holdings, Inc., 5.00%, due 4/20/48	7,796	(m)(n)
	200	Kyobo Life Insurance Co. Ltd., (5 year CMT + 2.09%), 3.95%, due 7/24/47	191	(c)(q)
GBP	1,414	Phoenix Group Holdings, 5.75%, due 7/7/21	1,953	(q)
			9,940
Integrated Energy 0.1%
		Cheniere Energy Partners L.P.
	$2,250	5.25%, due 10/1/25	2,208	(n)
	790	5.63%, due 10/1/26	778	(m)
			2,986
Internet 0.1%
EUR	557	Netflix, Inc., 3.63%, due 5/15/27	625
		United Group BV
EUR	300	4.38%, due 7/1/22	350	(q)
EUR	400	4.88%, due 7/1/24	467	(q)
			1,442
Investment Companies 0.0%(a)
	$200	Huarong Finance Co. Ltd., 4.00%, due 7/17/19	199	(q)
	400	Huarong Finance II Co. Ltd., 2.88%, due 11/22/19	394	(q)
		MDC-GMTN BV
	200	3.00%, due 4/19/24	189	(q)
	374	4.50%, due 11/7/28	373	(m)(t)(u)
	200	Zhongyuan Sincere Investment Co. Ltd., 3.75%, due 1/19/21	192	(q)
			1,347
Investments & Misc. Financial Services 0.1%
		MSCI, Inc.
	1,945	5.25%, due 11/15/24	1,959	(m)(n)
	870	5.75%, due 8/15/25	894	(m)
			2,853

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Iron - Steel 0.5%
	$250	ABJA Investment Co. Pte Ltd., 4.85%, due 1/31/20	$250	(q)
	200	Baosteel Financing 2015 Pty Ltd., 3.88%, due 1/28/20	199	(q)
	3,250	CSN Resources SA, 6.50%, due 7/21/20	3,160	(q)
	400	Gerdau Holdings, Inc., 7.00%, due 1/20/20	413	(q)
	600	HBIS Group Hong Kong Co. Ltd., 4.25%, due 4/7/20	588	(q)
	1,500	JSW Steel Ltd., 4.75%, due 11/12/19	1,494	(q)
	400	Shougang Group Co. Ltd., 3.38%, due 12/9/19	396	(q)
	6,765	Vale Overseas Ltd., 6.25%, due 8/10/26	7,222	(n)
			13,722
Leisure Time 0.0%(a)
EUR	790	Piaggio & C SpA, 3.63%, due 4/30/25	893	(q)
Lodging 0.1%
		Studio City Co. Ltd.
	$300	5.88%, due 11/30/19	303	(q)
	1,150	7.25%, due 11/30/21	1,183	(q)
			1,486
Machinery 0.1%
		CNH Industrial Capital LLC
	520	3.38%, due 7/15/19	520	(n)
	510	4.88%, due 4/1/21	521	(n)
	640	4.38%, due 4/5/22	643	(n)
	330	Manitowoc Foodservice, Inc., 9.50%, due 2/15/24	356
	120	Oshkosh Corp., 5.38%, due 3/1/25	122
			2,162
Machinery-Diversified 0.3%
	8,605	Wabtec Corp., 4.15%, due 3/15/24	8,404	(n)
Managed Care 0.3%
		Centene Corp.
	1,815	4.75%, due 5/15/22	1,817	(n)
	1,595	6.13%, due 2/15/24	1,667	(n)
	650	5.38%, due 6/1/26	660	(m)(n)
	1,200	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	1,219	(m)(n)
		WellCare Health Plans, Inc.
	450	5.25%, due 4/1/25	449
	1,450	5.38%, due 8/15/26	1,446	(m)
			7,258
Media 2.0%
		Altice Finco SA
EUR	319	9.00%, due 6/15/23	378	(q)
EUR	794	4.75%, due 1/15/28	744	(q)
EUR	1,142	Altice Luxembourg SA, 7.25%, due 5/15/22	1,264	(q)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		Charter Communications Operating LLC/Charter Communications Operating Capital
	$11,950	4.91%, due 7/23/25	$12,035	(n)
	2,915	5.38%, due 5/1/47	2,624	(n)
	4,960	5.75%, due 4/1/48	4,683	(n)
		Comcast Corp.
	8,685	3.70%, due 4/15/24	8,655	(n)
	10,120	4.00%, due 8/15/47	8,815	(n)
	11,520	4.95%, due 10/15/58	11,286	(n)
EUR	1,189	Numericable-SFR SA, 5.63%, due 5/15/24	1,388	(q)
	$1,400	Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, due 3/1/28	1,299	(m)
EUR	658	Telenet Finance VI Luxembourg SCA, 4.88%, due 7/15/27	803	(q)
EUR	459	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 6.25%, due 1/15/29	585	(q)
EUR	153	UPCB Finance IV Ltd., 4.00%, due 1/15/27	179	(q)
		Virgin Media Secured Finance PLC
GBP	144	5.50%, due 1/15/25	187	(q)
GBP	548	4.88%, due 1/15/27	682	(q)
GBP	748	6.25%, due 3/28/29	990	(q)
	$360	VTR Finance BV, 6.88%, due 1/15/24	364	(q)
		Ziggo Bond Co. BV
EUR	290	7.13%, due 5/15/24	349	(q)
EUR	315	4.63%, due 1/15/25	350	(q)
			57,660
Media Content 0.6%
		AMC Networks, Inc.
	$215	4.75%, due 12/15/22	212	(n)
	680	5.00%, due 4/1/24	650	(n)
	585	4.75%, due 8/1/25	544	(n)
		Gannett Co., Inc.
	1,028	5.13%, due 10/15/19	1,025	(n)
	2,430	5.13%, due 7/15/20	2,430	(n)
	80	4.88%, due 9/15/21	80	(m)(n)
	610	Lions Gate Capital Holdings LLC, 5.88%, due 11/1/24	613	(m)
		Netflix, Inc.
	770	5.38%, due 2/1/21	784
	895	5.50%, due 2/15/22	913	(n)
	480	4.38%, due 11/15/26	440
	330	4.88%, due 4/15/28	303	(m)
	355	6.38%, due 5/15/29	355	(m)
		Nexstar Broadcasting, Inc.
	60	6.13%, due 2/15/22	61	(m)
	120	5.88%, due 11/15/22	122
		Sinclair Television Group, Inc.
	1,120	5.38%, due 4/1/21	1,119
	290	5.63%, due 8/1/24	278	(m)
	630	5.13%, due 2/15/27	567	(m)
		Sirius XM Radio, Inc.
	760	3.88%, due 8/1/22	731	(m)
	305	4.63%, due 5/15/23	297	(m)
	2,480	6.00%, due 7/15/24	2,535	(m)
	1,275	5.38%, due 7/15/26	1,247	(m)
	790	5.00%, due 8/1/27	742	(m)
		Univision Communications, Inc.
	456	6.75%, due 9/15/22	465	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$810	5.13%, due 5/15/23	$763	(m)(n)
	780	WMG Acquisition Corp., 5.00%, due 8/1/23	770	(m)
			18,046
Medical Products 0.0%(a)
		Hologic, Inc.
	800	4.38%, due 10/15/25	750	(m)
	155	4.63%, due 2/1/28	142	(m)
	110	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/22	105	(m)(n)
			997
Metals - Mining Excluding Steel 0.5%
		Arconic, Inc.
	60	6.15%, due 8/15/20	62	(n)
	140	5.40%, due 4/15/21	141	(n)
	100	5.87%, due 2/23/22	101	(n)
	390	5.13%, due 10/1/24	383	(n)
	615	First Quantum Minerals Ltd., 7.25%, due 5/15/22	585	(m)(n)
		FMG Resources (August 2006) Pty Ltd.
	630	4.75%, due 5/15/22	605	(m)(n)
	315	5.13%, due 5/15/24	299	(m)(n)
		Freeport-McMoRan, Inc.
	1,530	3.10%, due 3/15/20	1,505	(n)
	1,060	4.00%, due 11/14/21	1,032	(n)
	1,570	3.55%, due 3/1/22	1,486	(n)
	1,335	3.88%, due 3/15/23	1,235	(n)
	1,790	5.40%, due 11/14/34	1,566	(n)
	1,185	5.45%, due 3/15/43	1,004	(n)
		Hudbay Minerals, Inc.
	360	7.25%, due 1/15/23	358	(m)
	725	7.63%, due 1/15/25	727	(m)
		Novelis Corp.
	635	6.25%, due 8/15/24	629	(m)
	1,685	5.88%, due 9/30/26	1,588	(m)
		Teck Resources Ltd.
	850	4.75%, due 1/15/22	850
	345	8.50%, due 6/1/24	374	(m)
	335	6.25%, due 7/15/41	334
			14,864
Mining 0.4%
		China Minmetals Corp.
	430	(3 year CMT + 6.07%), 4.45%, due 5/13/21	422	(c)(q)(r)
	2,470	(5 year CMT + 4.72%), 3.75%, due 11/13/22	2,273	(c)(q)(r)
	690	Chinalco Capital Holdings Ltd., 4.25%, due 4/21/22	658	(q)
EUR	611	Constellium NV, 4.25%, due 2/15/26	675	(q)
	$1,000	Gold Fields Orogen Holdings BVI Ltd., 4.88%, due 10/7/20	1,002	(q)
	400	Minera y Metalurgica del Boleo SA de CV, 2.88%, due 5/7/19	399	(q)
		Vedanta Resources PLC
	510	8.25%, due 6/7/21	518	(q)
	1,400	6.38%, due 7/30/22	1,310	(q)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$3,030	VM Holding SA, 5.38%, due 5/4/27	$2,947	(q)
	200	Votorantim Industrial SA, 6.75%, due 4/5/21	208	(q)
			10,412
Miscellaneous Manufacturer 1.2%
EUR	789	Colfax Corp., 3.25%, due 5/15/25	894	(q)
	$36,330	General Electric Co., Ser. D, (3 month USD LIBOR + 3.33%), 5.00%, due 1/21/21	33,514	(c)(n)(r)
			34,408
Multi - National 0.1%
	500	African Export-Import Bank, 4.75%, due 7/29/19	502	(q)
	200	Arab Petroleum Investments Corp., 4.13%, due 9/18/23	200	(m)(n)
	1,100	Banque Ouest Africaine de Developpement, 5.50%, due 5/6/21	1,120	(q)
			1,822
Oil & Gas 2.1%
	5,775	Canadian Natural Resources Ltd., 6.25%, due 3/15/38	6,505	(n)
	6,440	Concho Resources, Inc., 4.88%, due 10/1/47	6,087	(n)
		Ecopetrol SA
	200	7.63%, due 7/23/19	206	(n)
	200	5.88%, due 9/18/23	209
		Gazprom OAO Via Gaz Capital SA
	400	9.25%, due 4/23/19	409	(q)
	200	6.00%, due 1/23/21	205	(q)
	360	Harvest Operations Corp., 3.00%, due 9/21/22	348	(m)
		KazMunayGas National Co. JSC
	900	3.88%, due 4/19/22	892	(q)
	300	4.40%, due 4/30/23	297	(q)
	1,117	4.75%, due 4/24/25	1,115	(m)
	508	5.38%, due 4/24/30	504	(m)
	2,170	5.75%, due 4/19/47	2,071	(q)
	2,089	6.38%, due 10/24/48	2,120	(m)
	5,430	Marathon Oil Corp., 4.40%, due 7/15/27	5,292
		Petrobras Global Finance BV
	367	8.38%, due 5/23/21	400
	386	6.13%, due 1/17/22	400
GBP	1,306	6.25%, due 12/14/26	1,730
	$3,050	7.38%, due 1/17/27	3,165
		Petroleos Mexicanos
	850	4.88%, due 1/24/22	841
	1,220	(3 month USD LIBOR + 3.65%), 5.98%, due 3/11/22	1,266	(c)
	840	5.38%, due 3/13/22	840
	6,640	6.50%, due 3/13/27	6,434	(n)
	455	5.35%, due 2/12/28	405	(m)
	314	6.50%, due 1/23/29	300	(m)
	700	6.50%, due 6/2/41	599
	2,080	6.75%, due 9/21/47	1,792
EUR	623	Repsol Int'l Finance BV, (10 year EUR Swap + 4.20%), 4.50%, due 3/25/75	751	(c)(q)
		State Oil Co. of the Azerbaijan Republic
	$3,140	4.75%, due 3/13/23	3,099	(q)
	2,450	6.95%, due 3/18/30	2,593	(q)
	250	Tecpetrol SA, 4.88%, due 12/12/22	228	(q)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
EUR	7,285	TOTAL SA, (5 year EUR Swap + 2.75%), 2.71%, due 5/5/23	$8,511	(c)(q)(r)
	$600	YPF SA, 8.50%, due 3/23/21	606	(q)
			60,220
Oil & Gas Services 0.0%(a)
		Oil & Gas Holding Co.
	220	7.63%, due 11/7/24	220	(m)(t)(u)
	380	8.38%, due 11/7/28	380	(m)(t)(u)
			600
Oil Field Equipment & Services 0.1%
		Precision Drilling Corp.
	775	6.50%, due 12/15/21	781
	760	7.75%, due 12/15/23	790
	1,400	5.25%, due 11/15/24	1,299	(n)
			2,870
Packaging 0.6%
		Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
	915	4.25%, due 9/15/22	887	(m)(n)
	600	4.63%, due 5/15/23	583	(m)(n)
	1,350	6.00%, due 2/15/25	1,266	(m)(n)
		Ball Corp.
	925	4.38%, due 12/15/20	925	(n)
	975	5.00%, due 3/15/22	990	(n)
		Berry Plastics Corp.
	260	5.50%, due 5/15/22	260	(n)
	100	6.00%, due 10/15/22	102	(n)
	1,630	5.13%, due 7/15/23	1,622	(n)
	1,315	BWAY Holding Co., 5.50%, due 4/15/24	1,262	(m)(n)
	215	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, due 1/15/23	211	(n)
	730	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/26	689	(m)(n)
	180	Graphic Packaging Int'l, Inc., 4.75%, due 4/15/21	180	(n)
	1,320	Owens-Brockway Glass Container, Inc., 5.00%, due 1/15/22	1,303	(m)
		Reynolds Group Issuer, Inc.
	3,620	5.75%, due 10/15/20	3,620	(n)
	237	6.88%, due 2/15/21	239
	2,890	5.13%, due 7/15/23	2,829	(m)(n)
	180	Sealed Air Corp., 4.88%, due 12/1/22	178	(m)
			17,146
Packaging & Containers 0.2%
EUR	540	ARD Finance SA, 6.63% Cash/7.38% PIK, due 9/15/23	608	(s)
		Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
EUR	180	2.75%, due 3/15/24	203	(q)
EUR	558	6.75%, due 5/15/24	670	(q)
EUR	780	BWAY Holding Co., 4.75%, due 4/15/24	890	(q)
EUR	1,488	Crown European Holdings SA, 3.38%, due 5/15/25	1,725	(q)
EUR	350	OI European Group BV, 3.13%, due 11/15/24	402	(q)
EUR	607	Silgan Holdings, Inc., 3.25%, due 3/15/25	703
			5,201

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Personal & Household Products 0.1%
		Energizer Holdings, Inc.
	$220	4.70%, due 5/19/21	$220	(n)
	1,150	4.70%, due 5/24/22	1,118	(n)
	400	HRG Group, Inc., 7.75%, due 1/15/22	409	(n)
		Prestige Brands, Inc.
	180	5.38%, due 12/15/21	178	(m)
	330	6.38%, due 3/1/24	326	(m)
		Spectrum Brands, Inc.
	60	6.13%, due 12/15/24	60
	410	5.75%, due 7/15/25	398
			2,709
Pharmaceuticals 2.2%
	8,905	AbbVie, Inc., 4.70%, due 5/14/45	8,051	(n)
EUR	2,015	Bayer AG, (5 year EUR Swap + 2.01%), 2.38%, due 4/2/75	2,222	(c)(q)
		CVS Health Corp.
	$8,620	4.30%, due 3/25/28	8,408	(n)
	22,115	5.05%, due 3/25/48	21,559	(n)
		Endo Finance LLC/Endo Finco, Inc.
	160	7.25%, due 1/15/22	152	(m)(n)
	505	5.38%, due 1/15/23	431	(m)(n)
		Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
	1,110	6.00%, due 7/15/23	957	(m)(n)
	360	6.00%, due 2/1/25	302	(m)(n)
EUR	780	Grifols SA, 3.20%, due 5/1/25	887	(q)
	$300	Hikma Pharmaceuticals PLC, 4.25%, due 4/10/20	298	(q)
		Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC
	110	4.88%, due 4/15/20	108	(m)
	425	5.50%, due 4/15/25	342	(m)
EUR	628	Nidda BondCo GmbH, 5.00%, due 9/30/25	686	(q)
	$10,995	Shire Acquisitions Investments Ireland DAC, 2.40%, due 9/23/21	10,567	(n)
		Teva Pharmaceutical Finance Netherlands II BV
EUR	341	0.38%, due 7/25/20	380	(q)
EUR	693	1.88%, due 3/31/27	657	(q)
	$303	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, due 7/19/19	297
		Valeant Pharmaceuticals Int'l, Inc.
	1,285	6.50%, due 3/15/22	1,330	(m)
	150	5.50%, due 3/1/23	142	(m)
EUR	663	4.50%, due 5/15/23	727	(q)
	$1,385	5.88%, due 5/15/23	1,324	(m)(n)
	1,190	7.00%, due 3/15/24	1,246	(m)
	1,300	5.50%, due 11/1/25	1,274	(m)
			62,347
Pipelines 1.9%
	3,160	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/47	2,988	(q)
		Energy Transfer Partners L.P.
	12,360	Ser. B, (3 month USD LIBOR + 4.16%), 6.63%, due 2/15/28	11,448	(c)(n)(r)
	4,305	5.80%, due 6/15/38	4,282	(n)
	10,975	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/24	10,898	(n)
	11,275	Kinder Morgan, Inc., 5.55%, due 6/1/45	11,391	(n)
	14,140	MPLX L.P., 4.70%, due 4/15/48	12,436	(n)
	110	RasGas Co. Ltd., 5.30%, due 9/30/20	112	(q)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$1,000	Southern Gas Corridor CJSC, 6.88%, due 3/24/26	$1,073	(n)(q)
	150	Transportadora de Gas del Sur SA, 6.75%, due 5/2/25	141	(m)
	700	Transportadora de Gas Int'l SA ESP, 5.70%, due 3/20/22	713	(q)
			55,482
Printing & Publishing 0.1%
		Harland Clarke Holdings Corp.
	100	6.88%, due 3/1/20	98	(m)(n)
	1,250	8.38%, due 8/15/22	1,128	(m)(n)
	413	R.R. Donnelley & Sons Co., 7.88%, due 3/15/21	429
			1,655
Real Estate 0.2%
	200	CIFI Holdings Group Co. Ltd., 6.38%, due 5/2/20	194	(q)
	400	Country Garden Holdings Co. Ltd., 7.50%, due 3/9/20	401	(q)
	200	Franshion Brilliant Ltd., 5.75%, due 3/19/19	201	(q)
	400	Moon Wise Global Ltd., (5 year CMT + 12.37%), 9.00%, due 1/28/19	401	(c)(q)(r)
	600	Poly Real Estate Finance Ltd., 5.25%, due 4/25/19	603	(q)
	1,000	Qatari Diar Finance Co., 5.00%, due 7/21/20	1,023	(q)
	1,000	RKI Overseas Finance 2016 A Ltd., 5.00%, due 8/9/19	990	(q)
	400	Shimao Property Holdings Ltd., 8.38%, due 2/10/22	405	(q)
	450	Sino-Ocean Land Treasure IV Ltd., (3 month USD LIBOR + 2.30%), 4.83%, due 7/31/21	448	(c)(q)
EUR	636	Summit Germany Ltd., 2.00%, due 1/31/25	685	(q)
	$250	Sunac China Holdings Ltd., 7.35%, due 7/19/21	227	(q)
	200	Wisdom Glory Group Ltd., (3 year CMT + 8.67%), 5.25%, due 7/19/20	191	(c)(q)(r)
			5,769
Real Estate Development & Management 0.0%(a)
		Realogy Group LLC/Realogy Co-Issuer Corp.
	1,165	4.50%, due 4/15/19	1,159	(m)
	215	5.25%, due 12/1/21	211	(m)
			1,370
Real Estate Investment Trusts 0.5%
	300	Emirates Reit Sukuk Ltd., 5.13%, due 12/12/22	287	(q)
EUR	994	Equinix, Inc., 2.88%, due 2/1/26	1,099
		MPT Operating Partnership L.P./MPT Finance Corp.
	$1,545	6.38%, due 3/1/24	1,599
	2,070	5.50%, due 5/1/24	2,091	(n)
EUR	847	3.33%, due 3/24/25	978
	$1,545	5.25%, due 8/1/26	1,491	(n)
	1,855	5.00%, due 10/15/27	1,743	(n)
	2,200	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	2,229	(n)
		Starwood Property Trust, Inc.
	1,370	3.63%, due 2/1/21	1,331	(m)
	310	5.00%, due 12/15/21	308
	200	Yuexiu REIT MTN Co. Ltd., 4.75%, due 4/27/21	199	(q)
			13,355

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Recreation & Travel 0.1%
		Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp.
	$320	5.38%, due 6/1/24	$314	(n)
	165	5.38%, due 4/15/27	158	(n)
	2,910	NCL Corp. Ltd., 4.75%, due 12/15/21	2,910	(m)
	900	Six Flags Entertainment Corp., 4.88%, due 7/31/24	850	(m)
			4,232
Regional (state/province) 0.3%
	1,681	Brazil Loan Trust 1, 5.48%, due 7/24/23	1,695	(q)
	5,760	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/28	5,580	(q)
			7,275
Restaurants 0.2%
		1011778 BC ULC/New Red Finance, Inc.
	1,895	4.63%, due 1/15/22	1,878	(m)
	2,055	4.25%, due 5/15/24	1,927	(m)
	570	5.00%, due 10/15/25	534	(m)
		KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
	160	5.00%, due 6/1/24	158	(m)
	1,570	5.25%, due 6/1/26	1,543	(m)(n)
	90	Yum! Brands, Inc., 3.88%, due 11/1/20	89
			6,129
Retail 0.2%
EUR	613	Dufry One BV, 2.50%, due 10/15/24	674	(q)
GBP	501	Enterprise Inns PLC, 6.00%, due 10/6/23	692	(q)
	$400	Lotte Shopping Business Management Hong Kong Ltd., 2.38%, due 9/5/20	391	(q)
GBP	1,556	Next PLC, 3.63%, due 5/18/28	1,996	(q)
GBP	603	Stonegate Pub Co. Financing PLC, 4.88%, due 3/15/22	755	(q)
			4,508
Savings & Loans 0.2%
	$4,900	Nationwide Building Society, (3 month USD LIBOR +1.45%), 4.30%, due 3/8/29	4,618	(c)(m)
Semiconductors 1.0%
	18,520	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, due 1/15/27	16,983	(n)
	10,945	Microchip Technology, Inc., 4.33%, due 6/1/23	10,702	(m)(n)
			27,685
Shipbuilding 0.0%(a)
	222	Cssc Capital One Ltd., 4.13%, due 9/27/21	221	(q)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Software 0.1%
EUR	768	InterXion Holding NV, 4.75%, due 6/15/25	$907	(q)
		IQVIA, Inc.
EUR	1,045	3.25%, due 3/15/25	1,196	(q)
EUR	245	2.88%, due 9/15/25	271	(q)
			2,374
Software - Services 0.6%
		CDK Global, Inc.
	$330	3.80%, due 10/15/19	329	(n)
	300	5.00%, due 10/15/24	296	(n)
	445	5.88%, due 6/15/26	448	(n)
	409	4.88%, due 6/1/27	383	(n)
		First Data Corp.
	560	5.38%, due 8/15/23	565	(m)(n)
	1,155	7.00%, due 12/1/23	1,198	(m)(n)
	3,345	5.00%, due 1/15/24	3,312	(m)(n)
	1,110	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/21	1,116	(m)(s)
	1,125	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/25	1,115	(m)(n)
		Nuance Communications, Inc.
	491	5.38%, due 8/15/20	491	(m)
	2,410	6.00%, due 7/1/24	2,440
		Open Text Corp.
	660	5.63%, due 1/15/23	665	(m)
	1,510	5.88%, due 6/1/26	1,518	(m)(n)
	2,350	Rackspace Hosting, Inc., 8.63%, due 11/15/24	2,209	(m)(n)
	232	WEX, Inc., 4.75%, due 2/1/23	232	(m)
			16,317
Specialty Retail 0.1%
	505	Liberty Media Corp., 8.50%, due 7/15/29	533
		Penske Automotive Group, Inc.
	1,630	3.75%, due 8/15/20	1,614
	440	5.75%, due 10/1/22	446
		QVC, Inc.
	735	3.13%, due 4/1/19	733
	460	5.45%, due 8/15/34	408
			3,734
Steel Producers - Products 0.1%
	175	ArcelorMittal, 5.13%, due 6/1/20	179	(n)
	1,750	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	1,838	(m)(n)
		Steel Dynamics, Inc.
	190	5.25%, due 4/15/23	190
	555	5.50%, due 10/1/24	558
			2,765
Support - Services 0.8%
		ADT Corp.
	190	6.25%, due 10/15/21	196	(n)
	1,115	4.88%, due 7/15/32	878	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$2,540	Anna Merger Sub, Inc., 7.75%, due 10/1/22	$838	(m)(n)
	Aramark Services, Inc.
1,750	5.13%, due 1/15/24	1,741	(n)
425	5.00%, due 2/1/28	403	(m)(n)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
190	5.13%, due 6/1/22	195	(m)(n)
205	5.50%, due 4/1/23	199
545	5.25%, due 3/15/25	488	(m)(n)
	Hertz Corp.
1,030	5.88%, due 10/15/20	1,000	(n)
225	7.38%, due 1/15/21	220	(n)
570	7.63%, due 6/1/22	546	(m)(n)
3,025	5.50%, due 10/15/24	2,329	(m)(n)
1,815	IHS Markit Ltd., 5.00%, due 11/1/22	1,853	(m)(n)
275	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/26	253	(m)
	Iron Mountain, Inc.
750	4.38%, due 6/1/21	746	(m)
2,225	6.00%, due 8/15/23	2,278	(n)
2,395	5.75%, due 8/15/24	2,350
545	5.25%, due 3/15/28	489	(m)
1,870	Olympus Merger Sub, Inc., 8.50%, due 10/15/25	1,688	(m)
2,255	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	2,383	(m)
395	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/25	389	(m)
600	ServiceMaster Co. LLC, 5.13%, due 11/15/24	578	(m)
	United Rentals N.A., Inc.
190	4.63%, due 7/15/23	188
975	5.75%, due 11/15/24	978
		23,206
Tech Hardware & Equipment 0.6%
	CDW LLC/CDW Finance Corp.
1,335	5.00%, due 9/1/23	1,328	(n)
390	5.00%, due 9/1/25	380	(n)
1,340	CommScope Technologies LLC, 6.00%, due 6/15/25	1,303	(m)(n)
	CommScope, Inc.
485	5.00%, due 6/15/21	483	(m)(n)
390	5.50%, due 6/15/24	377	(m)(n)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
1,995	5.88%, due 6/15/21	2,023	(m)(n)
490	7.13%, due 6/15/24	519	(m)(n)
8,770	6.02%, due 6/15/26	9,094	(m)(n)
1,085	Project Homestake Merger Corp., 8.88%, due 3/1/23	996	(m)
		16,503
Telecom - Satellite 0.3%
2,406	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	2,439
	Intelsat Jackson Holdings SA
125	9.50%, due 9/30/22	145	(m)
3,595	5.50%, due 8/1/23	3,218
925	8.50%, due 10/15/24	909	(m)
636	Intelsat Luxembourg SA, 8.13%, due 6/1/23	534
		7,245

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
Telecom - Wireless 0.4%
$370	Sprint Capital Corp., 6.90%, due 5/1/19	$375
	Sprint Corp.
420	7.25%, due 9/15/21	438
1,105	7.88%, due 9/15/23	1,180
3,270	7.13%, due 6/15/24	3,344
940	7.63%, due 3/1/26	973
	Sprint Nextel Corp.
1,130	9.00%, due 11/15/18	1,132	(m)
180	7.00%, due 8/15/20	186
70	6.00%, due 11/15/22	71
	T-Mobile USA, Inc.
1,945	6.00%, due 3/1/23	1,989	(n)
735	6.00%, due 4/15/24	753
410	6.50%, due 1/15/26	433
595	4.50%, due 2/1/26	557
1,645	Wind Tre SpA, 5.00%, due 1/20/26	1,400	(m)
		12,831
Telecom - Wireline Integrated & Services 0.7%
420	CenturyLink, Inc., Ser. V, 5.63%, due 4/1/20	425	(n)
2,695	Citizens Communications Co., 9.00%, due 8/15/31	1,657	(n)
1,605	Embarq Corp., 8.00%, due 6/1/36	1,529	(n)
	Equinix, Inc.
140	5.38%, due 1/1/22	143	(n)
180	5.38%, due 4/1/23	183	(n)
270	5.75%, due 1/1/25	275
660	5.88%, due 1/15/26	670	(n)
	Frontier Communications Corp.
150	7.13%, due 3/15/19	150	(n)
50	6.25%, due 9/15/21	44	(n)
50	8.75%, due 4/15/22	39	(n)
125	10.50%, due 9/15/22	104	(n)
410	7.13%, due 1/15/23	273	(n)
440	7.63%, due 4/15/24	264	(n)
5,250	11.00%, due 9/15/25	3,846	(n)
	Level 3 Financing, Inc.
1,505	5.38%, due 8/15/22	1,507	(n)
350	5.63%, due 2/1/23	351
1,070	5.13%, due 5/1/23	1,062
525	5.38%, due 1/15/24	520
140	Qwest Corp., 6.75%, due 12/1/21	146
	Telecom Italia Capital SA
70	7.18%, due 6/18/19	71
590	6.00%, due 9/30/34	532
1,835	U.S. West Communications Group, 6.88%, due 9/15/33	1,775	(n)
	Zayo Group LLC/Zayo Capital, Inc.
950	6.00%, due 4/1/23	969
665	6.38%, due 5/15/25	680
1,720	5.75%, due 1/15/27	1,686	(m)(n)
		18,901

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Telecommunications 1.6%
		AT&T, Inc.
	$8,355	4.75%, due 5/15/46	$7,253	(n)
	14,540	5.45%, due 3/1/47	13,793	(n)
	200	Batelco Int'l Finance No 1 Ltd., 4.25%, due 5/1/20	196	(q)
EUR	700	Cellnex Telecom SA, 2.88%, due 4/18/25	810	(q)
	$400	Comunicaciones Celulares SA via Comcel Trust, 6.88%, due 2/6/24	409	(q)
EUR	622	DKT Finance ApS, 7.00%, due 6/17/23	755	(q)
		GTH Finance BV
	$400	6.25%, due 4/26/20	405	(q)
	450	6.25%, due 4/26/20	456	(q)
	422	7.25%, due 4/26/23	437	(q)
GBP	602	Koninklijke KPN NV, (5 year GBP Swap + 5.51%), 6.88%, due 3/14/73	807	(c)(q)
	$2,805	Liquid Telecommunications Financing PLC, 8.50%, due 7/13/22	2,861	(m)
EUR	691	Matterhorn Telecom Holding SA, 4.88%, due 5/1/23	796	(q)
EUR	240	Olivetti Finance SA, Ser. 14, 7.75%, due 1/24/33	346
	$434	Oztel Holdings SPC Ltd., 6.63%, due 4/24/28	425	(m)
EUR	331	SoftBank Group Corp., 5.00%, due 4/15/28	366	(q)
EUR	656	Telecom Italia SpA, 3.63%, due 5/25/26	744	(q)
EUR	1,800	Telefonica Europe BV, (5 year EUR Swap + 2.33%), 2.63%, due 6/7/23	1,927	(c)(q)(r)
	$400	VimpelCom Holdings BV, 5.20%, due 2/13/19	401	(q)
	13,210	Vodafone Group PLC, 3.75%, due 1/16/24	12,914	(n)
		Wind Tre SpA
EUR	321	(3 month EURIBOR per BB + 2.75%, 2.75% Floor), 2.75%, due 1/20/24	336	(c)(q)
EUR	371	3.13%, due 1/20/25	382	(q)
			46,819
Theaters & Entertainment 0.1%
		AMC Entertainment Holdings, Inc.
	$290	5.88%, due 2/15/22	291	(n)
	1,740	5.75%, due 6/15/25	1,609	(n)
	1,025	6.13%, due 5/15/27	942	(n)
		Live Nation Entertainment, Inc.
	215	5.38%, due 6/15/22	217	(m)
	795	4.88%, due 11/1/24	761	(m)
			3,820
Transportation 0.2%
	3,635	FedEx Corp., 4.95%, due 10/17/48	3,533
EUR	600	La Poste SA, (5 year EUR Swap + 2.44%), 3.13%, due 1/29/26	642	(c)(q)(r)
	$200	Rumo Luxembourg S.a.r.l., 7.38%, due 2/9/24	207	(q)
			4,382
Water 0.1%
	1,330	Agua y Saneamientos Argentinos SA, 6.63%, due 2/1/23	1,018	(q)
GBP	500	Anglian Water Osprey Financing PLC, 4.00%, due 3/8/26	592	(q)
GBP	1,661	Thames Water Utilities Cayman Finance Ltd., 1.88%, due 1/24/24	2,067	(q)
			3,677
		Total Corporate Bonds (Cost $1,414,262)	1,360,951

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 1.8%
California 0.2%
	California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. Ref. (Wtr. Sys.)
$735	Ser. 2017-AX, 5.00%, due 12/1/30	$868
2,130	Ser. 2017-AX, 5.00%, due 12/1/31	2,502
715	California Statewide CDA Rev. (Loma Linda Univ. Med. Ctr.), Ser. 2018-A, 5.50%, due 12/1/58	750	(m)
725	Sacramento Co. Arpt. Sys. Rev. Ref., Ser. 2018-C, 5.00%, due 7/1/33	812
		4,932
Florida 0.1%
720	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences Proj.), Ser. 2018-A-1, 4.00%, due 7/1/43	653
3,595	Florida St. Board of Pub. Ed. G.O. Ref., Ser. 2018-C, 5.00%, due 6/1/30	4,190
		4,843
Illinois 0.1%
690	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/48	729
900	Illinois Fin. Au. Rev. (Local Gov't Prog.-East Prairie Sch. Dist. # 73 Proj.), (BAM Insured), Ser. 2018, 4.00%, due 12/1/42	881
720	Illinois St. G.O., Ser. 2017-D, 5.00%, due 11/1/28	741
		2,351
Maryland 0.4%
875	Maryland St. Econ. Dev. Corp. Packaging Facs. Rev. (Sr. Baltimore City Proj.), Ser. 2018-A, 5.00%, due 6/1/58	925
5,395	Montgomery Co. G.O. (Consol Pub. Imp.), Ser. 2018-A, 5.00%, due 11/1/27	6,364	(t)
3,595	Prince Georges Co. G.O. (Consol Pub. Imp.), Ser. 2018-A, 5.00%, due 7/15/29	4,233
		11,522
Massachusetts 0.1%
1,075	Massachusetts St. Dev. Fin. Agcy. Rev. (CareGroup Obligated Group), Ser. 2018-J2, 5.00%, due 7/1/53	1,136
1,080	Massachusetts St. Ed. Fin. Au. Rev. Ref., Ser. 2018-A, 4.08%, due 7/1/27	1,094
		2,230
Minnesota 0.2%
5,395	Minnesota St. G.O. (Trunk Hwy.), Ser. 2018-B, 4.00%, due 8/1/29	5,801
New Jersey 0.2%
710	Atlantic City G.O. Ref., Ser. 2018, 4.29%, due 9/1/26	705
1,095	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/47	1,135
715	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/26	794
720	New Jersey St. Hsg. & Mtge. Fin. Agcy. Rev. Ref. (Single Family Hsg.), Ser. 2018-B, 3.80%, due 10/1/32	691

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$900	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref., Ser. 2018-A, 5.00%, due 12/15/36	$943
710	South Jersey Port Corp. Rev. (Sub-Marine Term), Ser. 2017-B, 5.00%, due 1/1/48	744
		5,012
Oklahoma 0.0%(a)
730	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/57	781
Pennsylvania 0.1%
360	Commonwealth of Pennsylvania Cert. of Participation Ref., Ser. 2018, 5.00%, due 7/1/43	385
1,080	Pennsylvania St. Turnpike Commission Oil Franchise Tax Rev., Subser. 2018-B, 5.00%, due 12/1/48	1,173
		1,558
Rhode Island 0.1%
1,055	Rhode Island Commerce Corp. Spec. Fac. Rev. Ref. (1st Lien-R I Arpt. Corp. Int'l Fac. Proj.), Ser. 2018, 5.00%, due 7/1/34	1,143
785	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2018, 5.00%, due 12/1/25	860
		2,003
Tennessee 0.0%(a)
540	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/29	608
Texas 0.1%
1,090	Austin Comm. College Dist. Pub. Fac. Corp. Lease Rev., Ser. 2018-C, 4.00%, due 8/1/42	1,061
1,465	Hays Cons. Independent Sch. Dist. G. O. (Sch. Bldg.), Ser. 2017, 5.00%, due 2/15/29	1,675
		2,736
Utah 0.0%(a)
1,080	Salt Lake City Corp. Arpt. Rev., Ser. 2018-A, 5.00%, due 7/1/43	1,171
West Virginia 0.0%(a)
720	West Virginia Hosp. Fin. Au. Rev. (Imp. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/52	759
Wisconsin 0.2%
4,855	Wisconsin St. Trans. Rev. Ref., Ser. 2017-1, 5.00%, due 7/1/28	5,651
	Total Municipal Notes (Cost $53,501)	51,958
Asset-Backed Securities 10.9%
1,100	AIMCO CLO, Ser. 2018-AA, Class E, (3 month USD LIBOR + 5.15%), 7.60%, due 4/17/31	1,053	(c)(m)
550	Alinea CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 6.00%), 8.31%, due 7/20/31	548	(c)(m)
1,321	Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	1,318
8,110	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/23	8,135	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
	Apidos CLO XXVIII
$500	Ser. 2017-28A, Class C, (3 month USD LIBOR + 2.50%), 4.97%, due 1/20/31	$490	(c)(m)
500	Ser. 2017-28A, Class D, (3 month USD LIBOR + 5.50%), 7.97%, due 1/20/31	496	(c)(m)
2,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3 month USD LIBOR + 6.10%), 8.54%, due 10/15/30	2,016	(c)(m)
	Asset Backed Securities Corp. Home Equity
459	Ser. 2004-HE5, Class M2, (1 month USD LIBOR + 1.88%), 4.16%, due 8/25/34	459	(c)
662	Ser. 2006-HE1, Class A3, (1 month USD LIBOR + 0.20%), 2.48%, due 1/25/36	658	(c)
3,300	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.46%), 8.93%, due 10/20/29	3,332	(c)(m)
	Assurant CLO II Ltd.
250	Ser. 2018-1A, Class D, (3 month USD LIBOR + 2.85%), 5.32%, due 4/20/31	248	(c)(m)
1,500	Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.60%), 8.07%, due 4/20/31	1,478	(c)(m)
10,000	BA Credit Card Trust, Ser. 2018-A2, Class A2, 3.00%, due 9/15/23	9,950
	Bear Stearns Asset Backed Securities I Trust
1,078	Ser. 2005-TC1, Class M1, (1 month USD LIBOR + 0.66%), 2.94%, due 5/25/35	1,081	(c)
6,730	Ser. 2005-AQ2, Class M1, (1 month USD LIBOR + 0.49%), 2.77%, due 9/25/35	6,672	(c)
2,797	Ser. 2006-HE1, Class 1M3, (1 month USD LIBOR + 0.46%), 2.74%, due 12/25/35	2,775	(c)
37	Ser. 2006-HE1, Class 2M1, (1 month USD LIBOR + 0.41%), 2.83%, due 2/25/36	37	(c)
	Bear Stearns Asset Backed Securities Trust
1,611	Ser. 2004-SD3, Class M2, (1 month USD LIBOR + 1.88%), 4.16%, due 9/25/34	1,627	(c)
7,265	Ser. 2006-SD2, Class M2, (1 month USD LIBOR + 0.80%), 3.08%, due 6/25/36	7,239	(c)
3,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3 month USD LIBOR + 6.41%), 8.85%, due 10/15/30	3,027	(c)(m)
650	Canyon Capital CLO Ltd., Ser. 2014-1A, Class DR, (3 month USD LIBOR + 5.50%), 8.02%, due 1/30/31	621	(c)(m)
	Capital One Multi-Asset Execution Trust
3,530	Ser. 2016-A1, Class A1, (1 month LIBOR + 0.45%), 2.73%, due 2/15/22	3,535	(c)
26,250	Ser. 2018-A1, Class A1, 3.01%, due 2/15/24	26,120
	Carbone CLO Ltd.
1,000	Ser. 2017-1A, Class C, (3 month USD LIBOR + 2.60%), 5.07%, due 1/20/31	983	(c)(m)
1,000	Ser. 2017-1A, Class D, (3 month USD LIBOR + 5.90%), 8.37%, due 1/20/31	985	(c)(m)
1,120	Carlye U.S. CLO Ltd., Ser. 2017-5A, Class D, (3 month USD LIBOR + 5.30%), 7.77%, due 1/20/30	1,097	(c)(m)
12,000	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, (1 month USD LIBOR + 0.24%), 2.52%, due 3/25/36	11,921	(c)(n)
	Chase Issuance Trust
24,785	Ser. 2016-A2, Class A, 1.37%, due 6/15/21	24,554
37,845	Ser. 2018-A1, Class A1, (1 month USD LIBOR + 0.20%), 2.48%, due 4/17/23	37,896	(c)
21,791	Citibank Credit Card Issuance Trust, Ser. 2017-A4, Class A4, (1 month LIBOR + 0.22%), 2.50%, due 4/7/22	21,818	(c)
	Citigroup Mortgage Loan Trust, Inc.
411	Ser. 2006-WFH1, Class M2, (1 month USD LIBOR + 0.56%), 2.84%, due 1/25/36	411	(c)
601	Ser. 2006-AMC1, Class A2B, (1 month USD LIBOR + 0.16%), 2.44%, due 9/25/36	505	(c)
260	Dell Equipment Finance Trust, Ser. 2017-1, Class A2, 1.86%, due 6/24/19	260	(m)
250	Dryden 45 Senior Loan Fund, Ser. 2016-45A, Class ER, (3 month USD LIBOR + 5.85%), 8.29%, due 10/15/30	248	(c)(m)
	Dryden 53 CLO Ltd.
300	Ser. 2017-53A, Class D, (3 month USD LIBOR + 2.40%), 4.84%, due 1/15/31	292	(c)(m)
750	Ser. 2017-53A, Class E, (3 month USD LIBOR + 5.30%), 7.74%, due 1/15/31	733	(c)(m)
2,350	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3 month USD LIBOR + 6.20%), 8.64%, due 10/19/29	2,371	(c)(m)
	Eaton Vance CLO Ltd.
1,100	Ser. 2015-1A, Class DR, (3 month USD LIBOR + 2.50%), 4.97%, due 1/20/30	1,079	(c)(m)
900	Ser. 2015-1A, Class ER, (3 month USD LIBOR + 5.60%), 8.07%, due 1/20/30	871	(c)(m)
750	Ser. 2018-1A, Class E, (3 month USD LIBOR + 6.00%), 8.45%, due 10/15/30	750	(c)(m)(u)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$2,609	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, (1 month USD LIBOR + 1.13%), 3.40%, due 9/25/33	$2,607	(c)
572	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF5, Class M2, (1 month USD LIBOR + 0.74%), 3.02%, due 5/25/35	573	(c)
	Flatiron CLO Ltd.
700	Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.00%), 8.31%, due 5/15/30	704	(c)(m)
2,150	Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.15%), 7.60%, due 4/17/31	2,066	(c)(m)(n)
937	Freedom Financial Trust, Ser. 2018-1, Class A, 3.61%, due 7/18/24	936	(m)
1,600	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3 month USD LIBOR + 6.00%), 8.34%, due 7/15/31	1,584	(c)(m)
750	Galaxy XXVI CLO Ltd., Ser. 2018-26A, Class E, (3 month USD LIBOR + 5.85%), due 11/22/31	743	(c)(d)(m)(t)(u)
250	Galaxy XXVII CLO Ltd., Ser. 2018-27A, Class E, (3 month USD LIBOR + 5.78%), 8.10%, due 5/16/31	245	(c)(m)
1,600	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.40%), 8.84%, due 10/15/30	1,617	(c)(m)
2,037	Global SC Finance IV Ltd., Ser. 2018-1A, Class A, 4.29%, due 5/17/38	2,033	(m)
	GM Financial Consumer Automobile Receivables Trust
14,303	Ser. 2018-1, Class A2A, 2.08%, due 1/19/21	14,247
5,095	Ser. 2018-2, Class A2A, 2.55%, due 5/17/21	5,084
783	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, (1 month USD LIBOR + 1.60%), 3.88%, due 2/25/35	782	(c)
1,000	HPS Investment Partners, Ser. 2013-2A, Class DR, (3 month USD LIBOR + 6.60%), 9.07%, due 10/20/29	1,011	(c)(m)
	Invitation Homes Trust
1,489	Ser. 2017-SFR2, Class A, (1 month USD LIBOR + 0.85%), 3.14%, due 12/17/36	1,490	(c)(m)
1,985	Ser. 2018-SFR1, Class A, (1 month USD LIBOR + 0.70%), 2.99%, due 3/17/37	1,982	(c)(m)
	JP Morgan Mortgage Acquisition Trust
446	Ser. 2006-ACC1, Class A5, (1 month USD LIBOR + 0.24%), 2.52%, due 5/25/36	446	(c)
3,497	Ser. 2006-CH1, Class M1, (1 month USD LIBOR + 0.22%), 2.50%, due 7/25/36	3,470	(c)
5,360	Ser. 2007-CH1, Class MV2, (1 month USD LIBOR + 0.28%), 2.56%, due 11/25/36	5,339	(c)
486	Ser. 2007-HE1, Class AF1, (1 month USD LIBOR + 0.10%), 2.38%, due 3/25/47	340	(c)
250	KKR CLO 23 Ltd., Ser. 2023, Class E, (3 month USD LIBOR + 6.00%), due 10/20/31	250	(c)(d)(m)(t)(u)
800	Madison Park Funding XIV Ltd., Ser. 2014-14A, Class ER, (3 month USD LIBOR + 5.80%), 8.27%, due 10/22/30	795	(c)(m)(u)
	Magnetite CLO Ltd.
250	Ser. 2018-20A, Class D, (3 month USD LIBOR + 2.50%), 4.97%, due 4/20/31	245	(c)(m)
250	Ser. 2018-20A, Class E, (3 month USD LIBOR + 5.35%), 7.82%, due 4/20/31	245	(c)(m)
1,000	Ser. 2015-12A, Class ER, (3 month USD LIBOR + 5.68%), 8.12%, due 10/15/31	995	(c)(m)
500	Marble Point CLO XI Ltd., Ser. 2017-2A, Class D, (3 month USD LIBOR + 2.80%), 5.24%, due 12/18/30	494	(c)(m)
	Navient Student Loan Trust
699	Ser. 2016-6A, Class A1, (1 month USD LIBOR + 0.48%), 2.76%, due 3/25/66	700	(c)(m)
4,299	Ser. 2018-3A, Class A1, (1 month USD LIBOR + 0.27%), 2.55%, due 3/25/67	4,299	(c)(m)
9,476	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, (1 month USD LIBOR + 0.37%), 2.65%, due 3/25/36	9,424	(c)
	OCP CLO Ltd.
3,000	Ser. 2015-8A, Class CR, (3 month USD LIBOR + 2.80%), 5.25%, due 4/17/27	3,003	(c)(m)
3,050	Ser. 2015-10A, Class CR, (3 month USD LIBOR + 2.60%), 5.11%, due 10/26/27	3,037	(c)(m)
3,800	Ser. 2017-14A, Class C, (3 month USD LIBOR + 2.60%), 4.92%, due 11/20/30	3,803	(c)(m)
1,800	Ser. 2017-14A, Class D, (3 month USD LIBOR + 5.80%), 8.12%, due 11/20/30	1,761	(c)(m)
1,000	Ser. 2018-15A, Class D, (3 month USD LIBOR + 5.85%), 8.23%, due 7/20/31	987	(c)(m)
800	Octagon Investment Partners 39 Ltd., Ser. 2018-3A, Class E, (3 month USD LIBOR + 5.75%), due 10/20/30	790	(c)(d)(m)(t)
1,000	OHA Credit Partners XV Ltd., Ser. 2017-15A, Class D, (3 month USD LIBOR + 2.45%), 4.90%, due 1/20/30	972	(c)(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		Palmer Square CLO Ltd.
	$700	Ser. 2014-1A, Class DR2, (3 month USD LIBOR + 5.70%), 8.15%, due 1/17/31	$681	(c)(m)
	1,600	Ser. 2018-1A, Class D, (3 month USD LIBOR + 5.15%), 7.59%, due 4/18/31	1,586	(c)(m)
		Residential Asset Mortgage Products, Inc.
	1,287	Ser. 2005-RS4, Class M3, (1 month USD LIBOR + 0.48%), 2.76%, due 4/25/35	1,286	(c)
	2,000	Ser. 2005-RZ2, Class M4, (1 month USD LIBOR + 0.56%), 2.84%, due 5/25/35	2,001	(c)
	7,375	Ser. 2006-RZ1, Class M3, (1 month USD LIBOR + 0.45%), 2.73%, due 3/25/36	7,204	(c)
	1,151	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, (1 month USD LIBOR + 0.87%), 3.15%, due 8/25/35	1,157	(c)
	405	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1 month USD LIBOR + 0.98%), 3.26%, due 7/25/34	397	(c)
	1,056	SoFi Consumer Loan Program Trust, Ser. 2018-1, Class A1, 2.55%, due 2/25/27	1,050	(m)
	1,670	SoFi Professional Loan Program LLC, Ser. 2017-E, Class A1, (1 month USD LIBOR + 0.50%), 2.78%, due 11/26/40	1,674	(c)(m)
		Structured Asset Securities Corp.
	939	Ser. 2005-NC2, Class M3, (1 month USD LIBOR + 0.43%), 2.71%, due 5/25/35	940	(c)
	7,780	Ser. 2005-WF4, Class M4, (1 month USD LIBOR + 0.87%), 3.15%, due 11/25/35	7,824	(c)
	203	Ser. 2006-AM1, Class A4, (1 month USD LIBOR + 0.16%), 2.44%, due 4/25/36	203	(c)
	340	Ser. 2006-NC1, Class A4, (1 month USD LIBOR + 0.15%), 2.43%, due 5/25/36	339	(c)
	1,000	TICP CLO X Ltd., Ser. 2018-10A, Class E, (3 month USD LIBOR + 5.50%), 7.97%, due 4/20/31	982	(c)(m)
	2,327	Toyota Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.46%, due 1/15/20	2,323
	1,300	Trestles CLO II Ltd., Ser. 2018-2A Class D, (3 month USD LIBOR + 2.75%), 8.08%, due 7/25/31	1,275	(c)(m)
	1,200	Trestles CLO Ltd., Ser. 2017-1A, Class D, (3 month USD LIBOR + 6.68%), 9.17%, due 7/25/29	1,212	(c)(m)
	10,000	Verizon Owner Trust, Ser. 2017-1A, Class A, 2.06%, due 9/20/21	9,909	(m)
		Voya CLO Ltd.
	250	Ser. 2018-3A, Class E, (3 month USD LIBOR + 5.75%), 8.55%, due 10/15/31	250	(c)(m)(u)
	350	Ser. 2016-3A, Class DR, (3 month USD LIBOR + 6.08%), 8.55%, due 10/18/31	347	(c)(m)(u)
	1,800	York CLO-2 Ltd., Ser. 2015-1A, Class DR, (3 month USD LIBOR + 2.60%), 5.07%, due 1/22/31	1,753	(c)(m)
		Total Asset-Backed Securities (Cost $301,008)	313,181
Foreign Government Securities 8.3%
	2,300	1MDB Global Investments Ltd., 4.40%, due 3/9/23	2,150	(q)
	270	Abu Dhabi Government International Bond, 2.50%, due 10/11/22	259	(q)
	1,714	Angolan Government International Bond, 9.38%, due 5/8/48	1,723	(q)
		Argentine Republic Government International Bond
	830	6.88%, due 4/22/21	795	(n)
	202	4.63%, due 1/11/23	171	(n)
EUR	3,619	7.82%, due 12/31/33	3,700	(n)
EUR	14,930	2.26%, due 12/31/38	9,451	(n)(v)
EUR	1,570	Banque Centrale de Tunisie International Bond, 5.63%, due 2/17/24	1,654	(q)
	$4,140	Bolivian Government International Bond, 4.50%, due 3/20/28	3,819	(m)
		Brazil Notas do Tesouro Nacional
BRL	5,736	Ser. F, 10.00%, due 1/1/23	1,583
BRL	14,222	Ser. F, 10.00%, due 1/1/29	3,794
		Brazilian Government International Bond
	$2,600	2.63%, due 1/5/23	2,408	(n)
	1,500	5.63%, due 2/21/47	1,346	(n)
		Colombia Government International Bond
	1,445	4.00%, due 2/26/24	1,426	(n)
	1,000	3.88%, due 4/25/27	953

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		Colombian TES
COP	5,030,500	Ser. B, 6.25%, due 11/26/25	$1,512
COP	12,473,600	Ser. B, 6.00%, due 4/28/28	3,565
		Costa Rica Government International Bond
	$535	7.00%, due 4/4/44	441	(q)
	4,911	7.16%, due 3/12/45	4,096	(q)
		Croatia Government International Bond
	2,040	6.38%, due 3/24/21	2,141	(q)
EUR	4,950	3.00%, due 3/20/27	5,858	(n)(q)
EUR	1,394	2.75%, due 1/27/30	1,568	(q)
		Dominican Republic International Bond
	$2,100	5.88%, due 4/18/24	2,129	(m)
	1,500	6.88%, due 1/29/26	1,575	(m)
	850	6.00%, due 7/19/28	843	(q)
		Egypt Government International Bond
	430	6.13%, due 1/31/22	424	(q)
	213	5.58%, due 2/21/23	203	(q)
EUR	287	4.75%, due 4/16/26	304	(q)
EUR	257	5.63%, due 4/16/30	265	(q)
	$2,900	8.50%, due 1/31/47	2,733	(q)
	2,418	7.90%, due 2/21/48	2,159	(q)
		Export Credit Bank of Turkey
	530	5.88%, due 4/24/19	527	(q)
	1,520	5.38%, due 2/8/21	1,439	(q)
	600	5.38%, due 10/24/23	531	(q)
	720	Export-Import Bank of Korea, (3 month USD LIBOR + 0.88%), 3.36%, due 1/25/22	722	(c)
		Ghana Government International Bond
	2,690	10.75%, due 10/14/30	3,222	(q)
	3,485	8.63%, due 6/16/49	3,269	(q)
	3,810	Guatemala Government Bond, 4.38%, due 6/5/27	3,467	(m)
	2,700	Hungary Government International Bond, 7.63%, due 3/29/41	3,659
		Indonesia Government International Bond
	4,100	3.70%, due 1/8/22	4,032	(m)
	220	3.70%, due 1/8/22	216	(q)
	1,000	4.35%, due 1/8/27	961	(m)
EUR	1,616	3.75%, due 6/14/28	1,972	(n)(q)
	$1,250	5.13%, due 1/15/45	1,174	(q)
IDR	125,000,000	Indonesia Treasury Bond, 6.13%, due 5/15/28	6,907
		Ivory Coast Government International Bond
EUR	1,750	5.13%, due 6/15/25	1,949	(q)
EUR	221	5.25%, due 3/22/30	229	(q)
	$6,410	5.75%, due 12/31/32	5,803	(q)(v)
EUR	2,445	6.63%, due 3/22/48	2,466	(q)
	$2,100	Kazakhstan Government International Bond, 5.13%, due 7/21/25	2,214	(m)
	791	Kenya Government International Bond, 8.25%, due 2/28/48	720	(q)
	450	Korea Housing Finance Corp., 3.00%, due 10/31/22	436	(m)
	450	Kuwait International Government Bond, 2.75%, due 3/20/22	437	(q)
		Mexican Bonos
MXN	24,800	Ser. M20, 10.00%, due 12/5/24	1,294
MXN	67,256	Ser. M20, 7.50%, due 6/3/27	3,046
		Mexico Government International Bond
	$2,100	4.35%, due 1/15/47	1,753
	7,950	5.75%, due 10/12/10	7,342
		Mongolia Government International Bond
	230	10.88%, due 4/6/21	255	(q)
	1,160	5.63%, due 5/1/23	1,104	(q)
	1,550	8.75%, due 3/9/24	1,666	(q)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
EUR	348	Montenegro Government International Bond, 3.38%, due 4/21/25	$389	(q)
		Morocco Government International Bond
	$3,710	4.25%, due 12/11/22	3,690	(m)
	1,000	5.50%, due 12/11/42	1,015	(m)
		Namibia International Bonds
	250	5.50%, due 11/3/21	250	(q)
	2,600	5.25%, due 10/29/25	2,340	(m)
		Nigeria Government International Bond
	600	5.63%, due 6/27/22	591
	1,310	6.50%, due 11/28/27	1,201	(q)
	1,041	7.14%, due 2/23/30	955	(q)
	3,230	7.88%, due 2/16/32	3,105	(q)
		Oman Government International Bond
	220	3.63%, due 6/15/21	214	(q)
	2,100	3.88%, due 3/8/22	2,027	(m)
	606	4.13%, due 1/17/23	580	(q)
	1,000	5.38%, due 3/8/27	942	(m)
	855	5.63%, due 1/17/28	814	(q)
	1,000	6.50%, due 3/8/47	893	(m)
	300	6.75%, due 1/17/48	274	(q)
	1,766	6.75%, due 1/17/48	1,608	(q)
		Panama Government International Bond
	2,100	3.75%, due 3/16/25	2,045
	1,000	3.88%, due 3/17/28	961
	1,000	4.50%, due 5/15/47	937
	206	Papua New Guinea Government International Bond, 8.38%, due 10/4/28	204	(q)
		Paraguay Government International Bond
	2,100	4.70%, due 3/27/27	2,050	(m)
	3,690	6.10%, due 8/11/44	3,708	(q)
	1,615	Peru Government International Bond, 8.75%, due 11/21/33	2,309
	2,490	Philippine Government International Bond, 3.95%, due 1/20/40	2,296
		Qatar Government International Bond
	2,740	2.38%, due 6/2/21	2,656	(q)
	405	2.38%, due 6/2/21	393	(m)
	200	4.50%, due 1/20/22	205	(q)
	670	3.88%, due 4/23/23	671	(q)
	1,000	3.25%, due 6/2/26	949	(m)
	544	4.50%, due 4/23/28	554	(q)
	1,000	4.63%, due 6/2/46	995	(m)
	357	5.10%, due 4/23/48	362	(q)
	2,170	5.10%, due 4/23/48	2,203	(q)
	260	Republic of Armenia International Bond, 6.00%, due 9/30/20	263	(q)
	5,070	Republic of Azerbaijan International Bond, 4.75%, due 3/18/24	4,995	(q)
		Republic of South Africa Government Bond
ZAR	44,413	10.50%, due 12/21/26	3,195
ZAR	21,986	9.00%, due 1/31/40	1,327
		Republic of South Africa Government International Bond
	$200	5.50%, due 3/9/20	202
	660	4.67%, due 1/17/24	631
	4,110	4.88%, due 4/14/26	3,800
	1,000	4.30%, due 10/12/28	853
	1,253	5.88%, due 6/22/30	1,179
	1,000	5.00%, due 10/12/46	798
	1,800	Romanian Government International Bond, 6.13%, due 1/22/44	1,938	(m)
		Russian Federal Bond - OFZ
RUB	243,045	7.05%, due 1/19/28	3,370
RUB	101,924	7.70%, due 3/23/33	1,449

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$264	Russian Federation Bond, 7.50%, due 3/31/30	$288	(q)(v)
		Saudi Government International Bond
	1,350	2.38%, due 10/26/21	1,289	(q)
	1,000	3.25%, due 10/26/26	924	(m)
	521	4.50%, due 4/17/30	513	(q)
	1,000	4.50%, due 4/17/30	985	(q)
	1,000	4.50%, due 10/26/46	906	(m)
		Serbia International Bond
	2,600	4.88%, due 2/25/20	2,621	(m)
	200	4.88%, due 2/25/20	202	(q)
		Sri Lanka Government International Bond
	500	6.00%, due 1/14/19	495	(q)
	420	6.25%, due 7/27/21	399	(q)
	640	5.75%, due 1/18/22	595	(q)
	419	5.75%, due 4/18/23	377	(q)
	2,249	6.20%, due 5/11/27	1,922	(q)
	5,773	6.75%, due 4/18/28	5,080	(q)
	3,100	Trinidad & Tobago Government International Bond, 4.50%, due 8/4/26	2,868	(m)
TRY	23,864	Turkey Government Bond, 12.40%, due 3/8/28	3,313
		Turkey Government International Bond
	$750	7.00%, due 3/11/19	753
	550	7.50%, due 11/7/19	557
	760	5.63%, due 3/30/21	741
	883	7.25%, due 12/23/23	879
	5,198	6.13%, due 10/24/28	4,631
	4,278	6.00%, due 1/14/41	3,403
		Ukraine Government International Bond
	420	7.75%, due 9/1/20	418	(q)
	1,940	7.75%, due 9/1/27	1,735	(q)
	400	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/22	404	(q)
		Uruguay Government International Bond
	2,000	4.38%, due 10/27/27	1,975
	2,000	5.10%, due 6/18/50	1,895
	500	Zambia Government International Bond, 8.97%, due 7/30/27	340	(q)
	1,320	ZAR Sovereign Capital Fund Pty Ltd., 3.90%, due 6/24/20	1,306	(q)
		Total Foreign Government Securities (Cost $264,353)	238,060
Developed Markets Ex- U.S. 0.5%
Regional (province) 0.5%
	15,000	Province of Ontario Canada, 2.00%, due 1/30/19	14,979	(n)
	200	Provincia de Cordoba, 7.13%, due 6/10/21	185	(q)
		Total Developed Markets Ex- U.S. (Cost $15,230)	15,164

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

NUMBER OF SHARES		VALUE
		(000's omitted)
Short-Term Investments 1.6%
Investment Companies 1.6%
46,060,050	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(w)(Cost $46,060)	$46,060	(n)
	Total Investments 124.2% (Cost $3,673,520)	3,565,794
	Liabilities Less Other Assets (24.2)%	(694,820	)(x)(y)
	Net Assets 100.0%	$2,870,974

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets

(b)  Principal amount is stated in the currency in which the security is denominated.

BRL = Brazilian Real

COP = Colombian Peso

DKK = Danish Krone

EUR = Euro

GBP = Pound Sterling

IDR = Indonesian Rupiah

MXN = Mexican Peso

RUB = Russian Ruble

TRY = Turkish Lira

ZAR = South African Rand

(c)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

Benchmarks for Variable/Floating Rates:

CMT = Constant Maturity Treasury

EURIBOR = Euro Interbank Offered Rate

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

(d)  All or a portion of this security had not settled as of October 31, 2018 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  The stated interest rate represents the weighted average interest rate at October 31, 2018 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(g)  Value determined using significant unobservable inputs.

(h)  Illiquid security.

(i)  Rate shown was the discount rate at the date of purchase.

(j)  All or a portion of the security is pledged as collateral for futures.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

(k)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(l)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2018.

(m)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $419,638,000, which represents 14.6% of net assets of the Fund. Securities denoted with (m) but without (h) have been deemed by the investment manager to be liquid.

(n)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, futures, forward foreign currency contracts and/or delayed delivery securities with a total value of approximately $972,073,000.

(o)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(p)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2018, amounted to approximately $713,454,000, which represents 24.9% of net assets of the Fund.

(q)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2018 amounted to approximately $388,755,000, which represents 13.5% of net assets of the Fund.

(r)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(s)  Payment-in-kind (PIK) security.

(t)  When-issued security. Total value of all such securities at October 31, 2018 amounted to approximately $9,120,000, which represents 0.3% of net assets of the Fund.

(u)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to approximately $4,108,000, which represents approximately 0.1% of net assets of the Fund.

(v)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2018.

(w)  Represents 7-day effective yield as of October 31, 2018.

(x)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

(y)  As of October 31, 2018, the value of unfunded loan commitments was approximately $14,000 for the Fund (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	4	Australian Dollar	$283,080	$(878)
12/2018	25	Canadian Dollar	1,899,875	(26,250)
12/2018	21	Pound Sterling	1,679,475	(36,356)
12/2018	3,493	U.S. Treasury Note, 2 Year	735,822,281	(2,062,332)
12/2018	2,024	U.S. Treasury Note, 5 Year	227,462,814	(1,702,272)
12/2018	197	U.S. Treasury Note, 10 Year	23,332,188	(311,652)
12/2018	12	U.S. Treasury Ultra Long Bond	1,790,625	(125,847)
Total Long Positions			$992,270,338	$(4,265,587)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	29	Euro-Buxl Bond, 30 Year	$(5,810,610)	$(5,571)
12/2018	573	Euro-Bobl	(85,305,697)	33,297
12/2018	104	Euro-Bund	(18,877,929)	32,991
12/2018	537	Euro-OAT	(92,427,122)	21,392
12/2018	23	Euro	(3,264,706)	93,438
12/2018	179	United Kingdom Long Gilt Bond	(28,007,145)	(13,686)
12/2018	889	U.S. Treasury Long Bond	(122,793,125)	5,549,009
12/2018	486	U.S. Treasury Note, 10 Year	(57,560,625)	868,065
12/2018	2,597	U.S. Treasury Note, Ultra 10 Year	(324,909,047)	6,880,091
12/2018	1,193	U.S. Treasury Ultra Long Bond	(178,017,969)	9,286,243
Total Short Positions			$(916,973,975)	$22,745,269
Total Futures				$18,479,682

At October 31, 2018, the Fund had securities pledged in the amount of $9,956,840 to cover collateral requirements on open futures.

For the year ended October 31, 2018, the average notional value of futures for the Fund was $512,097,976 for long positions and $(757,818,000) for short positions.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

Forward foreign currency contracts ("forward contracts")

At October 31, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
11,417,580	ARS	260,973	USD	Goldman Sachs International	11/20/2018	$50,023
1,144,328	BRL	285,182	USD	JPMorgan Chase Bank N.A.	1/15/2019	20,480
1,958,298	BRL	503,249	USD	JPMorgan Chase Bank N.A.	1/15/2019	19,832
468,523	USD	1,750,825	BRL	Goldman Sachs International	1/15/2019	860
320,792	USD	209,938,650	CLP	Goldman Sachs International	11/19/2018	19,119
513,484	USD	351,802,292	CLP	Goldman Sachs International	11/19/2018	7,959
414,277	USD	272,730,820	CLP	JPMorgan Chase Bank N.A.	11/19/2018	22,374
516,798	USD	346,580,449	CLP	JPMorgan Chase Bank N.A.	11/19/2018	18,776
6,076,930	CNY	871,964	USD	JPMorgan Chase Bank N.A.	11/9/2018	193
877,396	USD	6,076,930	CNY	Goldman Sachs International	11/9/2018	5,239
870,889	USD	6,076,930	CNY	JPMorgan Chase Bank N.A.	12/10/2018	888
568,137	USD	3,976,575	CNY	JPMorgan Chase Bank N.A.	10/18/2019	5,426
57,339,673	USD	369,703,275	DKK	Goldman Sachs International	1/17/2019	788,125
9,972,393	CZK	385,270	EUR	Goldman Sachs International	12/19/2018	854
417,555,241	HUF	1,293,100	EUR	Goldman Sachs International	1/29/2019	9,109
3,459,940	PLN	798,047	EUR	Goldman Sachs International	1/15/2019	6,544
1,388,552	PLN	321,340	EUR	Goldman Sachs International	1/15/2019	3,842
697,214	PLN	161,329	EUR	Goldman Sachs International	1/15/2019	1,905
550,540	USD	475,740	EUR	Goldman Sachs International	11/5/2018	11,569
166,066	USD	143,110	EUR	Goldman Sachs International	11/5/2018	3,935
74,717	USD	64,719	EUR	Goldman Sachs International	11/5/2018	1,396
464,000	USD	408,522	EUR	Goldman Sachs International	11/5/2018	1,180
37,011	USD	31,897	EUR	Goldman Sachs International	11/5/2018	874
93,354	USD	82,036	EUR	Goldman Sachs International	11/5/2018	414
8,139	USD	7,164	EUR	Goldman Sachs International	11/5/2018	23
17,175,113	USD	14,880,143	EUR	JPMorgan Chase Bank N.A.	11/5/2018	317,225
330,452	USD	279,947	EUR	JPMorgan Chase Bank N.A.	11/5/2018	13,297
239,601	USD	203,110	EUR	JPMorgan Chase Bank N.A.	11/5/2018	9,496
183,911	USD	155,510	EUR	JPMorgan Chase Bank N.A.	11/5/2018	7,731
2,756,669	USD	2,426,637	EUR	JPMorgan Chase Bank N.A.	11/5/2018	7,504
92,037	USD	78,515	EUR	JPMorgan Chase Bank N.A.	11/5/2018	3,087
90,986	USD	79,087	EUR	JPMorgan Chase Bank N.A.	11/5/2018	1,388
47,131	USD	40,469	EUR	JPMorgan Chase Bank N.A.	11/5/2018	1,283
82,302	USD	71,958	EUR	Goldman Sachs International	12/5/2018	585
12,953,524	USD	11,150,000	EUR	JPMorgan Chase Bank N.A.	12/5/2018	291,373
17,766,281	USD	15,640,000	EUR	JPMorgan Chase Bank N.A.	12/5/2018	5,203
374,207	USD	327,090	EUR	JPMorgan Chase Bank N.A.	12/5/2018	2,757
112,111	USD	98,123	EUR	JPMorgan Chase Bank N.A.	12/5/2018	681
54,969,281	USD	47,620,570	EUR	Goldman Sachs International	1/17/2019	647,507
26,832,679	USD	23,208,608	EUR	Goldman Sachs International	1/17/2019	358,137
16,616,217	USD	14,372,000	EUR	Goldman Sachs International	1/17/2019	221,777
5,372,278	USD	4,654,071	EUR	Goldman Sachs International	1/17/2019	63,282

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,000,000	USD	862,945	EUR	Goldman Sachs International	1/17/2019	$15,620
53,739	USD	45,986	EUR	Goldman Sachs International	1/17/2019	1,282
24,253,534	USD	18,495,441	GBP	Goldman Sachs International	1/17/2019	516,024
12,378,192	USD	9,445,771	GBP	Goldman Sachs International	1/17/2019	255,254
7,177,116	USD	5,473,179	GBP	Goldman Sachs International	1/17/2019	152,702
1,726,022	USD	1,306,222	GBP	Goldman Sachs International	1/17/2019	49,584
2,228,807	USD	1,700,798	GBP	Goldman Sachs International	1/17/2019	45,961
16,117	USD	12,197	GBP	Goldman Sachs International	1/17/2019	463
912,808	USD	67,703,918	INR	Goldman Sachs International	11/19/2018	198
886,777	USD	988,348,201	KRW	Goldman Sachs International	12/4/2018	20,154
327,952	USD	363,479,582	KRW	JPMorgan Chase Bank N.A.	12/4/2018	9,239
285,332	USD	316,621,317	KRW	JPMorgan Chase Bank N.A.	12/4/2018	7,705
940,961	USD	18,271,682	MXN	Goldman Sachs International	11/29/2018	45,042
21,606	USD	419,010	MXN	Goldman Sachs International	11/29/2018	1,060
552,615	USD	10,583,408	MXN	JPMorgan Chase Bank N.A.	11/29/2018	33,676
91,169	USD	1,759,463	MXN	JPMorgan Chase Bank N.A.	11/29/2018	4,897
876,226	USD	17,254,143	MXN	Goldman Sachs International	4/3/2019	47,481
924,620	USD	18,806,720	MXN	Goldman Sachs International	4/3/2019	21,301
271,300	USD	5,224,585	MXN	Goldman Sachs International	4/3/2019	20,354
276,542	USD	5,448,408	MXN	Goldman Sachs International	4/3/2019	14,846
108,561	USD	2,139,842	MXN	Goldman Sachs International	4/3/2019	5,781
183,725	USD	3,725,825	MXN	Goldman Sachs International	4/3/2019	4,767
1,109,781	USD	22,101,063	MXN	JPMorgan Chase Bank N.A.	4/3/2019	48,229
184,732	USD	3,633,716	MXN	JPMorgan Chase Bank N.A.	4/3/2019	10,199
1,631,629	USD	6,758,177	MYR	Goldman Sachs International	12/3/2018	18,699
48,088,704	PHP	897,395	USD	Goldman Sachs International	11/5/2018	1,375
48,088,704	PHP	898,149	USD	Goldman Sachs International	11/5/2018	621
48,088,704	PHP	895,957	USD	Goldman Sachs International	12/5/2018	4,075
62,655,257	RUB	922,691	USD	Goldman Sachs International	11/6/2018	27,959
26,950,819	RUB	407,844	USD	Goldman Sachs International	11/6/2018	1,073
11,944,762	RUB	170,601	USD	JPMorgan Chase Bank N.A.	11/6/2018	10,633
11,085,981	RUB	161,238	USD	JPMorgan Chase Bank N.A.	11/6/2018	6,966
29,600,567	RUB	447,212	USD	JPMorgan Chase Bank N.A.	11/6/2018	1,908
582,377	USD	38,205,261	RUB	Goldman Sachs International	11/6/2018	2,700
555,874	USD	36,547,711	RUB	Goldman Sachs International	11/6/2018	1,347
1,241,633	USD	82,099,673	RUB	Goldman Sachs International	12/6/2018	673
915,972	USD	1,248,998	SGD	Goldman Sachs International	11/19/2018	13,958
8,759,831	TRY	1,249,853	USD	Goldman Sachs International	12/7/2018	283,869
3,209,195	TRY	462,419	USD	Goldman Sachs International	12/7/2018	99,466
2,488,330	TRY	355,729	USD	Goldman Sachs International	12/7/2018	79,943
3,292,924	TRY	511,079	USD	Goldman Sachs International	12/7/2018	65,466
3,076,177	TRY	494,353	USD	Goldman Sachs International	12/7/2018	44,242
1,493,315	TRY	223,738	USD	Goldman Sachs International	12/7/2018	37,720
910,203	TRY	141,590	USD	Goldman Sachs International	12/7/2018	17,773
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,714,592	TRY	275,912	USD	JPMorgan Chase Bank N.A.	12/7/2018	$24,289
1,187,713	TRY	191,891	USD	JPMorgan Chase Bank N.A.	12/7/2018	16,060
25,035	TRY	4,354	USD	JPMorgan Chase Bank N.A.	12/7/2018	29
1,121,630	USD	16,274,650	ZAR	JPMorgan Chase Bank N.A.	12/11/2018	23,733
2,303,143	ZAR	153,091	USD	Goldman Sachs International	12/11/2018	2,280
Total unrealized appreciation						$5,071,928
150,602	USD	587,711	BRL	JPMorgan Chase Bank N.A.	1/15/2019	(6,382)
395,933	USD	1,628,600	BRL	JPMorgan Chase Bank N.A.	1/15/2019	(39,082)
548,356	CLP	829	USD	Goldman Sachs International	11/19/2018	(41)
219,788,383	CLP	322,735	USD	Goldman Sachs International	11/19/2018	(6,908)
351,791,283	CLP	520,542	USD	Goldman Sachs International	11/19/2018	(15,033)
608,942,643	CLP	925,445	USD	Goldman Sachs International	11/19/2018	(50,419)
1,289,986,430	COP	422,152	USD	Goldman Sachs International	11/26/2018	(21,913)
2,474,590,725	COP	797,969	USD	Goldman Sachs International	11/26/2018	(30,188)
630,151,777	COP	198,018	USD	JPMorgan Chase Bank N.A.	11/26/2018	(2,503)
1,211,223	EUR	30,956,357	CZK	JPMorgan Chase Bank N.A.	12/19/2018	(20,018)
151,884	EUR	3,890,717	CZK	Goldman Sachs International	12/20/2018	(2,102)
4,119,048	CZK	158,713	EUR	JPMorgan Chase Bank N.A.	12/19/2018	(126)
32,359	EUR	37,309	USD	Goldman Sachs International	11/5/2018	(649)
32,041	EUR	36,972	USD	Goldman Sachs International	11/5/2018	(672)
449,361	EUR	510,081	USD	Goldman Sachs International	11/5/2018	(994)
23,089	EUR	27,249	USD	Goldman Sachs International	11/5/2018	(1,092)
202,218	EUR	230,190	USD	Goldman Sachs International	11/5/2018	(1,094)
147,693	EUR	169,404	USD	Goldman Sachs International	11/5/2018	(2,081)
95,151	EUR	109,899	USD	Goldman Sachs International	11/5/2018	(2,101)
79,822	EUR	92,659	USD	Goldman Sachs International	11/5/2018	(2,228)
241,828	EUR	278,642	USD	Goldman Sachs International	11/5/2018	(4,672)
317,707	EUR	367,290	USD	Goldman Sachs International	11/5/2018	(7,356)
397,528	EUR	461,381	USD	Goldman Sachs International	11/5/2018	(11,016)
840,218	EUR	995,058	USD	Goldman Sachs International	11/5/2018	(43,165)
26,003	EUR	30,073	USD	JPMorgan Chase Bank N.A.	11/5/2018	(614)
64,733	EUR	75,147	USD	JPMorgan Chase Bank N.A.	11/5/2018	(1,810)
80,364	EUR	93,386	USD	JPMorgan Chase Bank N.A.	11/5/2018	(2,341)
161,147	EUR	185,901	USD	JPMorgan Chase Bank N.A.	11/5/2018	(3,336)
239,075	EUR	274,769	USD	JPMorgan Chase Bank N.A.	11/5/2018	(3,918)
194,297	EUR	224,824	USD	JPMorgan Chase Bank N.A.	11/5/2018	(4,703)
348,684	EUR	399,914	USD	JPMorgan Chase Bank N.A.	11/5/2018	(4,886)
226,780	EUR	262,486	USD	JPMorgan Chase Bank N.A.	11/5/2018	(5,564)
14,880,143	EUR	16,864,059	USD	JPMorgan Chase Bank N.A.	11/5/2018	(6,171)
276,365	EUR	324,613	USD	JPMorgan Chase Bank N.A.	11/5/2018	(11,516)
65,675	EUR	75,004	USD	JPMorgan Chase Bank N.A.	12/5/2018	(422)
2,426,637	EUR	2,763,127	USD	JPMorgan Chase Bank N.A.	12/5/2018	(7,393)
11,312	EUR	13,109	USD	Goldman Sachs International	1/17/2019	(205)
350,690	EUR	402,314	USD	Goldman Sachs International	1/17/2019	(2,275)
365,572	EUR	419,584	USD	Goldman Sachs International	1/17/2019	(2,569)
353,771	EUR	410,530	USD	Goldman Sachs International	1/17/2019	(6,976)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,006,472	EUR	1,166,322	USD	Goldman Sachs International	1/17/2019	$(18,218)
5,913,853	RON	1,258,944	EUR	Goldman Sachs International	12/11/2018	(4,426)
139,771	EUR	122,574	GBP	Goldman Sachs International	1/17/2019	(2,125)
360,145	GBP	463,131	USD	Goldman Sachs International	1/17/2019	(912)
1,407,621	GBP	1,860,009	USD	Goldman Sachs International	1/17/2019	(53,433)
7,387,328,240	IDR	483,243	USD	Goldman Sachs International	12/4/2018	(91)
125,070	USD	1,914,826,997	IDR	Goldman Sachs International	12/4/2018	(165)
1,393,994	KRW	1,254	USD	Goldman Sachs International	12/4/2018	(32)
602,038,416	KRW	528,418	USD	Goldman Sachs International	12/4/2018	(526)
2,105,267	MXN	102,569	USD	Goldman Sachs International	4/3/2019	(1,449)
4,270,630	MXN	212,532	USD	Goldman Sachs International	4/3/2019	(7,407)
2,045,034	MXN	107,438	USD	Goldman Sachs International	4/3/2019	(9,212)
3,078,331	MXN	157,531	USD	Goldman Sachs International	4/3/2019	(9,673)
3,655,384	MXN	187,414	USD	Goldman Sachs International	4/3/2019	(11,839)
17,366,070	MXN	870,049	USD	Goldman Sachs International	4/3/2019	(35,927)
14,185,063	MXN	720,462	USD	Goldman Sachs International	4/3/2019	(39,130)
20,957,814	MXN	1,007,412	USD	JPMorgan Chase Bank N.A.	4/3/2019	(773)
17,859,347	MXN	922,930	USD	JPMorgan Chase Bank N.A.	4/3/2019	(65,115)
505,085	MYR	120,872	USD	Goldman Sachs International	12/3/2018	(326)
4,090,303	PEN	1,226,657	USD	Goldman Sachs International	12/5/2018	(14,895)
898,149	USD	48,088,704	PHP	Goldman Sachs International	11/5/2018	(621)
883,594	USD	48,088,704	PHP	Goldman Sachs International	11/5/2018	(15,177)
895,407	USD	48,088,704	PHP	Goldman Sachs International	12/5/2018	(4,625)
1,618	EUR	7,018	PLN	Goldman Sachs International	1/15/2019	(13)
1,210,026	EUR	5,236,534	PLN	Goldman Sachs International	1/15/2019	(12,414)
72,885	EUR	313,601	PLN	JPMorgan Chase Bank N.A.	1/15/2019	(1,222)
82,099,673	RUB	1,246,081	USD	Goldman Sachs International	11/6/2018	(407)
35,901,436	RUB	545,288	USD	Goldman Sachs International	11/6/2018	(566)
10,383,402	RUB	157,697	USD	Goldman Sachs International	12/6/2018	(749)
454,813	USD	29,991,756	RUB	Goldman Sachs International	11/6/2018	(243)
89,953	USD	5,969,698	RUB	Goldman Sachs International	11/6/2018	(623)
366,149	USD	24,567,444	RUB	Goldman Sachs International	11/6/2018	(6,605)
473,295	USD	31,837,880	RUB	Goldman Sachs International	11/6/2018	(9,772)
1,360,423	USD	93,118,745	RUB	Goldman Sachs International	11/6/2018	(52,440)
1,248,998	SGD	910,024	USD	Goldman Sachs International	11/19/2018	(8,010)
1,283,469	TRY	228,224	USD	Goldman Sachs International	11/30/2018	(2,563)
146,237	USD	848,228	TRY	Goldman Sachs International	11/30/2018	(2,899)
39,180	USD	258,589	TRY	Goldman Sachs International	12/7/2018	(6,095)
73,069	USD	471,829	TRY	Goldman Sachs International	12/7/2018	(9,541)
92,961	USD	589,596	TRY	Goldman Sachs International	12/7/2018	(10,269)
82,295	USD	559,681	TRY	Goldman Sachs International	12/7/2018	(15,697)
174,696	USD	1,098,554	TRY	Goldman Sachs International	12/7/2018	(17,645)
185,006	USD	1,174,540	TRY	Goldman Sachs International	12/7/2018	(20,640)
126,484	USD	862,335	TRY	Goldman Sachs International	12/7/2018	(24,498)
219,956	USD	1,396,197	TRY	Goldman Sachs International	12/7/2018	(24,498)
227,333	USD	1,479,568	TRY	Goldman Sachs International	12/7/2018	(31,718)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
254,296	USD	1,644,536	TRY	Goldman Sachs International	12/7/2018	$(33,639)
363,498	USD	2,349,203	TRY	Goldman Sachs International	12/7/2018	(47,815)
91,085	USD	589,815	TRY	JPMorgan Chase Bank N.A.	12/7/2018	(12,183)
10,602	TWD	346	USD	Goldman Sachs International	12/19/2018	(3)
187,307	USD	2,787,734	ZAR	JPMorgan Chase Bank N.A.	12/11/2018	(756)
827,848	ZAR	56,977	USD	Goldman Sachs International	12/11/2018	(1,130)
6,718,328	ZAR	454,763	USD	Goldman Sachs International	12/11/2018	(1,540)
Total unrealized depreciation						$(988,824)
Total net unrealized appreciation						$4,083,104

ARS = Argentine Peso(a)

BRL = Brazilian Real(a)

CLP = Chilean Peso(a)

CNY = Chinese Yuan Renminbi(a)

COP = Colombian Peso(a)

CZK = Czech Koruna

DKK = Danish Krone

EUR = Euro

GBP = Pound Sterling

HUF = Hungarian Forint

IDR = Indonesian Rupiah(a)

INR = Indian Rupee(a)

KRW = South Korean Won(a)

MXN = Mexican Peso

MYR = Malaysian Ringgit(a)

PEN = Peruvian Nuevo Sol(a)

PHP = Philippine Peso(a)

PLN = Polish Zloty

RON = Romanian Leu

RUB = Russian Ruble(a)

SGD = Singapore Dollar

TRY = Turkish Lira

TWD = New Taiwan Dollar(a)

ZAR = South African Rand

(a)  Non-deliverable forward contracts.

For the year ended October 31, 2018, the Fund's investments in forward contracts had an average notional value of $205,030,945.

Credit default swap contracts ("credit default swaps")

At October 31, 2018, the Fund did not have any outstanding centrally cleared credit default swaps.

For the year ended October 31, 2018, the average notional value of credit default swaps for the Fund was $23,581,624 for buy protection and $89,901,411 for sell protection.

Interest rate swap contracts ("interest rate swaps")

At October 31, 2018, the Fund did not have any outstanding centrally cleared interest rate swaps.

For the year ended October 31, 2018, the average notional value of interest rate swaps for the Fund was $34,429,950 when the Fund paid the fixed rate.

At October 31, 2018, the Fund had cash collateral of $70,000 deposited in a segregated account for Goldman Sachs International and received cash collateral of $640,000 from JPMorgan Chase Bank N.A., respectively, to cover collateral requirements on over-the-counter derivatives.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$64	$—	$—	$64
Loan Assignments
Building & Development	—	3,703	434	4,137
Business Equipment & Services	—	18,380	621	19,001
Chemicals & Plastics	—	2,992	70	3,062
Electronics—Electrical	—	12,472	175	12,647
Food Products	—	1,463	209	1,672
Food Service	—	711	459	1,170
Health Care	—	11,437	103	11,540
Oil & Gas	—	4,810	511	5,321
Steel	—	277	1,195	1,472
Other Loan Assignments(a)	—	79,289	—	79,289
Total Loan Assignments	—	135,534	3,777	139,311
U.S. Treasury Obligations	—	438,197	—	438,197
U.S. Government Agency Securities	—	2,610	—	2,610
Mortgage-Backed Securities(a)	—	960,238	—	960,238
Corporate Bonds(a)	—	1,360,951	—	1,360,951
Municipal Notes(a)	—	51,958	—	51,958
Asset-Backed Securities	—	313,181	—	313,181
Foreign Government Securities	—	238,060	—	238,060
Developed Markets Ex- U.S.(a)	—	15,164	—	15,164
Short-Term Investments	—	46,060	—	46,060
Total Investments	$64	$3,561,953	$3,777	$3,565,794

(a)  The Schedule of Investments provides information on the industry, state or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Investments in Securities: (000's omitted)
Loan Assignments(c)
Building & Development	$323	$—	$—	$(4)	$—	$(4)	$442	$(323)	$434	$(4)
Business Equipment & Services	216	—	—	1	618	(214)	—	—	621	1
Chemicals & Plastics	—	—	—	—	70	—	—	—	70	—
Containers & Glass Products	445	—	(9)	2	—	(438)	—	—	—	—
Electronics— Electrical	—	—	—	1	174	—	—	—	175	1
Financial Intermediaries	503	—	—	(6)	—	(497)	—	—	—	—
Food Products	—	—	—	—	210	(1)	—	—	209	—
Food Service	—	—	—	—	459	—	—	—	459	—
Health Care	1,203	—	—	(1)	104	—	—	(1,203)	103	(1)
Industrial Equipment	1,474	—	(2)	(2)	—	(489)	—	(981)	—	—
Leisure Goods— Activities— Movies	1,371	—	2	(4)	—	(330)	—	(1,039)	—	—
Oil & Gas	—	—	—	(1)	512	—	—	—	511	(1)
Steel	1,567	—	2	(13)	1,227	(1,306)	—	(282)	1,195	1
Total	$7,102	$—	$(7)	$(27)	$3,374	$(3,279)	$442	$(3,828)	$3,777	$(3)

(c)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  As of the year ended October 31, 2018, these securities were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations in not presented.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$22,765	$—	$—	$22,765
Liabilities	(4,285)	—	—	(4,285)
Forward Contracts(a)
Assets	—	5,072	—	5,072
Liabilities	—	(989)	—	(989)
Total	$18,480	$4,083	$—	$22,563

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund October 31, 2018

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 16.6%
$1,550	U.S. Treasury Bill, 2.03%, due 11/23/18	$1,548	(b)(c)
	U.S. Treasury Inflation-Indexed Bonds(d)
4,800	0.38%, due 7/15/23	4,675
1,640	0.25%, due 1/15/25	1,558
5,259	2.00%, due 1/15/26	5,584
2,331	3.88%, due 4/15/29	2,948
	Total U.S. Treasury Obligations (Cost $16,842)	16,313
Mortgage-Backed Securities 9.6%
Collateralized Mortgage Obligations 7.7%
	Fannie Mae Connecticut Avenue Securities
575	Ser. 2017-C02, Class 2M2, (1 month USD LIBOR + 3.65%), 5.93%, due 9/25/29	630	(e)
635	Ser. 2017-C03, Class 1M2, (1 month USD LIBOR + 3.00%), 5.28%, due 10/25/29	679	(e)
631	Ser. 2017-C04, Class 2M2, (1 month USD LIBOR + 2.85%), 5.13%, due 11/25/29	662	(e)
715	Ser. 2017-C05, Class 1M2, (1 month USD LIBOR + 2.20%), 4.48%, due 1/25/30	730	(e)
620	Ser. 2017-C06, Class 1M2, (1 month USD LIBOR + 2.65%), 4.93%, due 2/25/30	643	(e)
640	Ser. 2017-C06, Class 2M2, (1 month USD LIBOR + 2.80%), 5.08%, due 2/25/30	672	(e)
825	Ser. 2017-C07, Class 1M2, (3 month USD LIBOR + 2.40%), 4.68%, due 5/25/30	846	(e)
630	Ser. 2017-C07, Class 2M2, (1 month USD LIBOR + 2.50%), 4.78%, due 5/25/30	650	(e)
	Freddie Mac Structured Agency Credit Risk Debt Notes
850	Ser. 2017-DNA2, Class M2, (1 month USD LIBOR + 3.45%), 5.73%, due 10/25/29	928	(e)
600	Ser. 2017-HQA2, Class M2, (1 month USD LIBOR + 2.65%), 4.93%, due 12/25/29	625	(e)
520	Ser. 2018-HQA1, Class M2, (1 month USD LIBOR + 2.30%), 4.58%, due 9/25/30	520	(e)
		7,585
Commercial Mortgage-Backed 0.4%
959	Citigroup Commercial Mortgage Trust, Ser. 2015-GC27, Class XA, 1.38%, due 2/10/48	63	(f)(g)
	Commercial Mortgage Trust
814	Ser. 2014-CR16, Class XA, 1.14%, due 4/10/47	30	(f)(g)
926	Ser. 2014-LC15, Class XA, 1.27%, due 4/10/47	37	(f)(g)
823	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.13%, due 6/15/47	31	(f)(g)
	WF-RBS Commercial Mortgage Trust
1,079	Ser. 2014-LC14, Class XA, 1.29%, due 3/15/47	44	(f)(g)
4,082	Ser. 2014-C21, Class XA, 1.07%, due 8/15/47	178	(f)(g)
		383
Fannie Mae 1.0%
975	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	975	(h)
Freddie Mac 0.5%
555	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	555	(h)
	Total Mortgage-Backed Securities (Cost $9,467)	9,498

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Corporate Bonds 41.7%
Agriculture 0.3%
GBP	265	BAT Capital Corp., 2.13%, due 8/15/25	$327	(i)
Airlines 0.2%
	$174	American Airlines, Inc., 4.38%, due 10/1/22	173	(j)
Apparel 0.7%
EUR	200	Hanesbrands Finance Luxembourg SCA, 3.50%, due 6/15/24	235	(i)
EUR	200	Levi Strauss & Co., 3.38%, due 3/15/27	229
EUR	200	PVH Corp., 3.63%, due 7/15/24	245	(i)
			709
Auto Manufacturers 1.1%
EUR	100	Peugeot SA, 2.00%, due 3/20/25	113	(i)
EUR	455	Volkswagen Bank GmbH, 1.25%, due 12/15/25	487	(i)
EUR	400	Volkswagen Int'l Finance NV, (7 year EUR Swap + 2.20%), 2.50%, due 3/20/22	445	(e)(i)(k)
			1,045
Auto Parts & Equipment 0.5%
EUR	250	LKQ Italia Bondco SpA, 3.88%, due 4/1/24	294	(i)
EUR	200	Schaeffler Finance BV, 3.50%, due 5/15/22	228	(i)
			522
Banks 4.9%
EUR	190	Barclays Bank PLC, (3 month EURIBOR + 0.71%), 4.75%, due 3/15/20	206	(e)(i)(k)
	$590	Barclays PLC, 4.34%, due 1/10/28	550
GBP	200	CYBG PLC, (6 month GBP LIBOR + 2.29%), 3.13%, due 6/22/25	246	(e)(i)
GBP	400	Deutsche Bank AG, 1.88%, due 2/28/20	508	(i)
	$790	HSBC Holdings PLC, (5 year USD ICE Swap + 3.75%), 6.00%, due 5/22/27	727	(e)(k)(l)
EUR	750	Lloyds Banking Group PLC, 1.00%, due 11/9/23	831	(i)
	$400	Morgan Stanley, Ser. H, (3 month USD LIBOR + 3.61%), 5.45%, due 7/15/19	404	(e)(k)
		Royal Bank of Scotland Group PLC
EUR	100	(3 month EURIBOR + 2.04%), 2.00%, due 3/8/23	116	(e)(i)
EUR	500	(5 year EUR Swap + 2.65%), 3.63%, due 3/25/24	573	(e)(i)
	$200	TC Ziraat Bankasi AS, 5.13%, due 5/3/22	177	(i)
EUR	470	Wells Fargo & Co., 1.00%, due 2/2/27	505	(i)
			4,843
Building Materials 0.2%
EUR	200	CEMEX Finance LLC, 4.63%, due 6/15/24	237	(i)
Chemicals 1.0%
EUR	120	Axalta Coating Systems Dutch Holding B BV, 3.75%, due 1/15/25	134	(i)
EUR	100	Axalta Coating Systems LLC, 4.25%, due 8/15/24	115	(i)
EUR	264	Huntsman Int'l LLC, 4.25%, due 4/1/25	333
EUR	250	Ineos Group Holdings SA, 5.38%, due 8/1/24	290	(i)
EUR	100	Solvay Finance SA, (5 year EUR Swap + 5.22%), 5.87%, due 6/3/24	127	(e)(i)(k)
			999

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Commercial Services 1.2%
EUR	200	Avis Budget Finance PLC, 4.50%, due 5/15/25	$227	(i)
EUR	190	Europcar Mobility Group, 4.13%, due 11/15/24	209	(i)
		Hertz Holdings Netherlands BV
EUR	200	4.13%, due 10/15/21	228	(i)
EUR	100	5.50%, due 3/30/23	113	(i)
GBP	100	Iron Mountain UK PLC, 3.88%, due 11/15/25	121	(i)
EUR	200	Loxam SAS, 6.00%, due 4/15/25	240	(i)
			1,138
Computers 1.0%
	$620	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, due 6/15/26	643	(m)
	290	HP Enterprise Co., 4.90%, due 10/15/25	294
			937
Distribution - Wholesale 0.3%
EUR	191	Autodis SA, (3 month EURIBOR + 4.38%, 4.38% Floor), 4.38%, due 5/1/22	218	(e)(i)
EUR	100	Rexel SA, 2.63%, due 6/15/24	114	(i)
			332
Diversified Financial Services 0.3%
EUR	270	Leeds Building Society, 1.38%, due 5/5/22	311	(i)
Electric 3.7%
GBP	200	Drax Finco PLC, 4.25%, due 5/1/22	260	(i)
		EnBW Energie Baden-Wuerttemberg AG
EUR	100	(5 year EUR Swap + 2.34%), 3.63%, due 4/2/76	118	(e)(i)
EUR	340	(5 year EUR Swap + 3.63%), 3.38%, due 4/5/77	401	(e)(i)
	$200	Eskom Holdings SOC Ltd., 7.13%, due 2/11/25	187	(i)
GBP	200	Iberdrola Finanzas SA, 7.38%, due 1/29/24	320
GBP	470	innogy Finance BV, 5.63%, due 12/6/23	701	(i)
GBP	417	NGG Finance PLC, (12 year GBP Swap + 3.48%), 5.63%, due 6/18/73	576	(e)(i)
GBP	155	NWEN Finance PLC, 5.88%, due 6/21/21	209	(i)
EUR	300	Orano SA, 3.13%, due 3/20/23	338	(i)
	$525	SSE PLC, (5 year USD Swap + 2.57%), 4.75%, due 9/16/77	505	(e)(i)
			3,615
Electrical Components & Equipment 0.3%
EUR	300	Belden, Inc., 3.38%, due 7/15/27	326	(i)
Engineering & Construction 0.1%
EUR	100	SPIE SA, 3.13%, due 3/22/24	114	(i)
Entertainment 1.8%
GBP	200	AMC Entertainment Holdings, Inc., 6.38%, due 11/15/24	255
EUR	201	Codere Finance 2 Luxembourg SA, 6.75%, due 11/1/21	215	(i)
EUR	170	Int'l Game Technology PLC, 4.75%, due 2/15/23	206	(i)
GBP	200	Ladbrokes Group Finance PLC, 5.13%, due 9/8/23	266	(i)
EUR	100	LHMC Finco S.a.r.l., 6.25%, due 12/20/23	117	(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Scientific Games Int'l, Inc.
EUR	200	3.38%, due 2/15/26	$209	(i)
EUR	100	5.50%, due 2/15/26	98	(i)
GBP	160	William Hill PLC, 4.88%, due 9/7/23	211	(i)
EUR	180	WMG Acquisition Corp., 4.13%, due 11/1/24	212	(i)
			1,789
Environmental Control 0.3%
EUR	285	Paprec Holding SA, 4.00%, due 3/31/25	322	(i)
Food 1.5%
EUR	200	Casino Guichard Perrachon SA, 4.50%, due 3/7/24	216	(i)
	$495	Conagra Brands, Inc., 4.85%, due 11/1/28	493
EUR	289	Darling Global Finance BV, 3.63%, due 5/15/26	332	(i)
EUR	215	Nomad Foods Bondco PLC, 3.25%, due 5/15/24	245	(i)
GBP	146	Tesco PLC, 5.50%, due 1/13/33	223
			1,509
Food Service 0.2%
EUR	200	Aramark Int'l Finance S.a.r.l., 3.13%, due 4/1/25	234	(i)
Forest Products & Paper 0.4%
EUR	155	Smurfit Kappa Acquisitions, 2.75%, due 2/1/25	182	(i)
EUR	185	Stora Enso OYJ, 2.50%, due 3/21/28	211	(i)
			393
Gas 0.5%
		Centrica PLC
GBP	200	6.40%, due 9/4/26	324
GBP	100	4.38%, due 3/13/29	144	(i)
			468
Healthcare - Services 0.3%
EUR	265	Catalent Pharma Solutions, Inc., 4.75%, due 12/15/24	314	(i)
Holding Companies - Diversified 0.4%
GBP	100	Co-operative Group Holdings 2011 Ltd., 7.50%, due 7/8/26	149	(i)
EUR	188	ProGroup AG, 3.00%, due 3/31/26	214	(i)
			363
Home Builders 0.2%
GBP	145	Miller Homes Group Holdings PLC, 5.50%, due 10/15/24	183	(i)
Household Products - Wares 0.2%
EUR	200	Spectrum Brands, Inc., 4.00%, due 10/1/26	228	(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Insurance 0.5%
GBP	325	Phoenix Group Holdings, 5.75%, due 7/7/21	$449	(i)
Internet 0.5%
EUR	100	Netflix, Inc., 3.63%, due 5/15/27	112
EUR	300	United Group BV, 4.88%, due 7/1/24	351	(i)
			463
Iron - Steel 0.6%
	$100	CSN Resources SA, 6.50%, due 7/21/20	97	(i)
	435	Vale Overseas Ltd., 6.25%, due 8/10/26	465
			562
Leisure Time 0.2%
EUR	185	Piaggio & C SpA, 3.63%, due 4/30/25	209	(i)
Media 3.1%
EUR	215	Altice Finco SA, 4.75%, due 1/15/28	202	(i)
		Altice Luxembourg SA
EUR	200	7.25%, due 5/15/22	221	(i)
EUR	300	6.25%, due 2/15/25	307	(i)
	$430	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 3/15/28	403
EUR	215	Discovery Communications LLC, 1.90%, due 3/19/27	238
EUR	300	Numericable-SFR SA, 5.63%, due 5/15/24	350	(i)
EUR	90	Telenet Finance VI Luxembourg SCA, 4.88%, due 7/15/27	110	(i)
EUR	198	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 6.25%, due 1/15/29	252	(i)
EUR	180	UPCB Finance IV Ltd., 4.00%, due 1/15/27	211	(i)
		Virgin Media Secured Finance PLC
GBP	100	5.13%, due 1/15/25	130	(i)
GBP	100	4.88%, due 1/15/27	125	(i)
GBP	325	6.25%, due 3/28/29	430	(i)
EUR	100	Ziggo Bond Co. BV, 7.13%, due 5/15/24	121	(i)
			3,100
Mining 0.4%
	$200	China Minmetals Corp., (5 year CMT + 4.72%), 3.75%, due 11/13/22	184	(e)(i)(k)
EUR	190	Constellium NV, 4.25%, due 2/15/26	210	(i)
			394
Miscellaneous Manufacturers 1.6%
EUR	200	Colfax Corp., 3.25%, due 5/15/25	226	(i)
	$1,460	General Electric Co., Ser. D, (3 month USD LIBOR + 3.33%), 5.00%, due 1/21/21	1,347	(e)(k)(l)
			1,573
Multi-National 0.2%
	200	Banque Ouest Africaine de Developpement, 5.50%, due 5/6/21	204	(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Oil & Gas 1.9%
	$460	Apache Corp., 4.38%, due 10/15/28	$441
	200	KazMunayGas National Co. JSC, 6.38%, due 10/24/48	203	(i)
		Petrobras Global Finance BV
EUR	200	5.88%, due 3/7/22	254
GBP	150	6.25%, due 12/14/26	199
	$50	7.38%, due 1/17/27	52
		Petroleos de Venezuela SA
	22	6.00%, due 5/16/24	4	(i)(n)
	251	6.00%, due 11/15/26	44	(i)(n)
	363	5.38%, due 4/12/27	64	(i)(n)
		Petroleos Mexicanos
	100	4.88%, due 1/24/22	99
	100	5.35%, due 2/12/28	89	(m)
	16	6.50%, due 1/23/29	15	(m)
	200	6.50%, due 6/2/41	171
EUR	170	Repsol Int'l Finance BV, (10 year EUR Swap + 4.20%), 4.50%, due 3/25/75	205	(e)(i)
			1,840
Packaging & Containers 1.6%
EUR	250	ARD Finance SA, (Cash/17.38% PIK), 6.63%, due 9/15/23	282	(o)
EUR	400	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.75%, due 5/15/24	480	(i)
EUR	485	Crown European Holdings SA, 3.38%, due 5/15/25	562	(i)
EUR	200	Silgan Holdings, Inc., 3.25%, due 3/15/25	232
			1,556
Pharmaceuticals 1.5%
	$465	CVS Health Corp., 4.30%, due 3/25/28	454
EUR	300	Grifols SA, 3.20%, due 5/1/25	341	(i)
EUR	200	Nidda BondCo GmbH, 5.00%, due 9/30/25	218	(i)
		Teva Pharmaceutical Finance Netherlands II BV
EUR	125	3.25%, due 4/15/22	146
EUR	100	1.88%, due 3/31/27	95	(i)
EUR	210	Valeant Pharmaceuticals International, Inc., 4.50%, due 5/15/23	230	(i)
			1,484
Pipelines 1.2%
	$200	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/47	189	(m)
	735	Energy Transfer Partners L.P., Ser. B, (3 month USD LIBOR + 4.16%), 6.63%, due 2/15/28	681	(e)(k)
	280	Southern Gas Corridor CJSC, 6.88%, due 3/24/26	300	(i)
			1,170
Real Estate 0.2%
EUR	200	Summit Germany Ltd., 2.00%, due 1/31/25	215	(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Real Estate Investment Trusts 1.2%
	$305	EPR Properties, 4.50%, due 4/1/25	$298
EUR	390	Equinix, Inc., 2.88%, due 10/1/25	433
EUR	200	Iron Mountain, Inc., 3.00%, due 1/15/25	222	(i)
EUR	205	MPT Operating Partnership L.P./MPT Finance Corp., 3.33%, due 3/24/25	237
			1,190
Retail 1.3%
GBP	155	Enterprise Inns PLC, 6.00%, due 10/6/23	214	(i)
GBP	550	Next PLC, 4.38%, due 10/2/26	756	(i)
GBP	225	Stonegate Pub Co. Financing PLC, 4.88%, due 3/15/22	282	(i)
			1,252
Semiconductors 0.5%
	$540	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, due 1/15/27	495
Software 0.5%
EUR	190	InterXion Holding NV, 4.75%, due 6/15/25	224	(i)
EUR	200	IQVIA, Inc., 3.25%, due 3/15/25	229	(i)
			453
Telecommunications 2.6%
	$235	AT&T, Inc., 4.25%, due 3/1/27	228
EUR	200	Cellnex Telecom SA, 2.88%, due 4/18/25	231	(i)
	$200	GTH Finance BV, 6.25%, due 4/26/20	203	(i)
GBP	200	Koninklijke KPN NV, (5 year GBP Swap + 5.51%), 6.88%, due 3/14/73	268	(e)(i)
EUR	100	Matterhorn Telecom Holding SA, 4.88%, due 5/1/23	115	(i)
EUR	100	Matterhorn Telecom SA, 3.88%, due 5/1/22	115	(i)
EUR	35	Olivetti Finance SA, Ser. 14, 7.75%, due 1/24/33	50
EUR	100	SoftBank Group Corp., 5.00%, due 4/15/28	111	(i)
		Telecom Italia SpA
EUR	50	5.25%, due 2/10/22	63	(i)
EUR	350	3.63%, due 1/19/24	410	(i)
EUR	200	3.00%, due 9/30/25	220	(i)
		Verizon Communications, Inc.
EUR	100	1.38%, due 11/2/28	108
EUR	100	1.88%, due 10/26/29	112
		Wind Tre SpA
EUR	165	(3 month EURIBOR + 2.75%), 2.75%, due 1/20/24	173	(e)(i)
EUR	111	3.13%, due 1/20/25	114	(i)
			2,521
Transportation 0.1%
EUR	100	La Poste SA, (5 year EUR Swap + 2.44%), 3.13%, due 1/29/26	107	(e)(i)(k)
Water 0.4%
GBP	150	Anglian Water Osprey Financing PLC, 5.00%, due 4/30/23	196	(i)
GBP	150	Thames Water Utilities Cayman Finance Ltd., 1.88%, due 1/24/24	187	(i)
			383
		Total Corporate Bonds (Cost $43,102)	41,051

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Asset-Backed Securities 7.0%
	$280	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/23	$281	(m)
	250	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3 month USD LIBOR + 6.10%), 8.54%, due 10/15/30	252	(e)(m)
	300	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.46%), 8.93%, due 10/20/29	303	(e)(m)
		Bear Stearns Asset Backed Securities Trust
	229	Ser. 2004-SD3, Class M2, (1 month USD LIBOR + 1.88%), 4.16%, due 9/25/34	232	(e)
	483	Ser. 2005-SD2, Class 1M2, (1 month USD LIBOR + 1.00%), 3.28%, due 3/25/35	479	(e)
	250	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3 month USD LIBOR + 6.41%), 8.85%, due 10/15/30	252	(e)(m)
	325	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, (1 month USD LIBOR + 0.24%), 2.52%, due 3/25/36	323	(e)
	500	Dewolf Park CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.20%), 8.64%, due 10/15/30	504	(e)(m)
	250	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3 month USD LIBOR + 6.20%), 8.64%, due 10/19/29	252	(e)(m)
	300	Flatiron CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.00%), 8.31%, due 5/15/30	302	(e)(m)
	250	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.40%), 8.84%, due 10/15/30	253	(e)(m)
	250	Milos CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.30%), 8.77%, due 10/20/30	252	(e)(m)
	330	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, (1 month USD LIBOR + 0.37%), 2.65%, due 3/25/36	328	(e)
	1,710	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ4, Class M3, (1 month USD LIBOR + 0.52%), 2.80%, due 11/25/35	1,692	(e)
	112	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1 month USD LIBOR + 0.98%), 3.26%, due 7/25/34	110	(e)
		Structured Asset Securities Corp.
	185	Ser. 2005-WF4, Class M4, (1 month USD LIBOR + 0.87%), 3.15%, due 11/25/35	186	(e)
	48	Ser. 2006-AM1, Class A4, (1 month USD LIBOR + 0.16%), 2.44%, due 4/25/36	48	(e)
	580	Trafigura Securitisation Finance PLC, Ser. 2017-1A, Class B, (1 month USD LIBOR + 1.70%), 3.98%, due 12/15/20	579	(e)(m)
	250	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, (3 month USD LIBOR + 6.68%), 9.17%, due 7/25/29	253	(e)(m)
		Total Asset-Backed Securities (Cost $6,309)	6,881
Foreign Government Securities 14.6%
		Argentine Republic Government International Bond
EUR	138	7.82%, due 12/31/33	141
EUR	780	2.26%, due 12/31/38	494	(p)
	$80	Belize Government International Bond, 4.94%, due 2/20/34	45	(i)
BRL	5,000	Brazil Letras do Tesouro Nacional, 7.16%, due 7/1/21	1,082	(t)
	$270	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/28	262	(i)
	40	Brazilian Government International Bond, 7.13%, due 1/20/37	44
		Bundesrepublik Deutschland
EUR	270	0.25%, due 2/15/27	307	(i)
EUR	30	5.50%, due 1/4/31	54	(i)
	$200	Colombia Government International Bond, 5.00%, due 6/15/45	189
	200	Costa Rica Government International Bond, 7.16%, due 3/12/45	167	(i)
		Croatia Government International Bond
EUR	220	3.00%, due 3/20/27	260	(i)
EUR	100	2.75%, due 1/27/30	113	(i)
	$200	Development Bank of Mongolia LLC, 7.25%, due 10/23/23	195	(m)
	100	Dominican Republic International Bond, 6.85%, due 1/27/45	99	(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Egypt Government International Bond
EUR	100	4.75%, due 4/16/26	$106	(i)
	$200	7.90%, due 2/21/48	179	(i)
	70	El Salvador Government International Bond, 7.75%, due 1/24/23	70	(i)
	200	Ghana Government International Bond, 10.75%, due 10/14/30	240	(i)
	200	Hungary Government International Bond, 5.38%, due 2/21/23	210
		Indonesia Government International Bond
EUR	150	3.75%, due 6/14/28	183	(i)
	$200	5.13%, due 1/15/45	188	(i)
		Ivory Coast Government International Bond
	194	5.75%, due 12/31/32	176	(i)
	278	5.75%, due 12/31/32	251	(i)
JPY	273,526	Japanese Government CPI Linked Bond, 0.10%, due 3/10/27	2,519	(d)
		Lebanon Government International Bond
	$14	6.85%, due 3/23/27	11	(i)
	44	6.65%, due 2/26/30	34	(i)
MXN	19,200	Mexican Bonos, 10.00%, due 12/5/24	1,001
	$250	Mexico Government International Bond, 5.75%, due 10/12/10	231
EUR	100	Montenegro Government International Bond, 3.38%, due 4/21/25	112	(i)
		Nigeria Government International Bond
	$200	7.14%, due 2/23/30	184	(i)
	270	7.88%, due 2/16/32	260	(i)
	200	Oman Government International Bond, 6.75%, due 1/17/48	182	(i)
EUR	150	Peruvian Government International Bond, 3.75%, due 3/1/30	201
	$200	Republic of Azerbaijan International Bond, 4.75%, due 3/18/24	197	(i)
ZAR	16,635	Republic of South Africa Government Bond, 9.00%, due 1/31/40	1,004
	$200	Republic of South Africa Government International Bond, 4.85%, due 9/27/27	181
		Romanian Government International Bond
EUR	30	2.50%, due 2/8/30	32	(i)
EUR	60	3.88%, due 10/29/35	67	(i)
RUB	73,700	Russian Federal Bond - OFZ, 7.70%, due 3/23/33	1,048
		Russian Foreign Bond - Eurobond
	$200	4.25%, due 6/23/27	189	(i)
	87	7.50%, due 3/31/30	95	(i)
	200	Saudi Government International Bond, 4.50%, due 4/17/30	197	(i)
		Sri Lanka Government International Bond
	200	5.88%, due 7/25/22	184	(i)
	200	6.85%, due 11/3/25	181	(i)
	200	6.20%, due 5/11/27	171	(i)
		Turkey Government International Bond
	200	5.63%, due 3/30/21	195
	200	4.88%, due 10/9/26	169
	200	6.13%, due 10/24/28	178
	100	6.75%, due 5/30/40	87
		Ukraine Government International Bond
	200	7.75%, due 9/1/25	184	(i)
	100	7.75%, due 9/1/26	90	(i)
	100	7.75%, due 9/1/27	89	(i)
	100	0.00%, due 5/31/40	51	(i)(q)
	49	Venezuela Government International Bond, 8.25%, due 10/13/24	12	(i)(n)
		Total Foreign Government Securities (Cost $15,837)	14,391

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

NUMBER OF SHARES		VALUE
		(000's omitted)
Exchange-Traded Funds 3.7%
114,167	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (Cost $4,392)	$3,683
Short-Term Investments 2.8%
Investment Companies 2.8%
2,721,121	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(r) (Cost $2,721)	2,721	(l)
	Total Investments 96.0% (Cost $98,670)	94,538
	Other Assets Less Liabilities 4.0%	3,980	(s)
	Net Assets 100.0%	$98,518

(a)  Principal amount is stated in the currency in which the security is denominated.

BRL = Brazilian Real

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

MXN = Mexican Peso

RUB = Russian Ruble

ZAR = South African Rand

(b)  Rate shown was the discount rate at the date of purchase.

(c)  All or a portion of the security is pledged as collateral for futures.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

Benchmarks for Variable/Floating Rates:

EURIBOR = Euro Interbank Offered Rate

GBP LIBOR = British pound sterling LIBOR

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

(f)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2018.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

(h)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2018, amounted to approximately $1,530,000, which represents 1.5% of net assets of the Fund.

(i)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2018, amounted to approximately $33,475,000, which represents 34.0% of net assets of the Fund.

(j)  Value determined using significant unobservable inputs.

(k)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(l)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures, forward foreign currency contracts and/or swaps with a total value of approximately $4,795,000.

(m)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $4,614,000, which represents 4.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(n)  Defaulted security.

(o)  Payment-in-kind (PIK) security.

(p)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2018.

(q)  Currently a zero coupon security; will convert to variable in 2021 where it will be linked to the IMF Ukraine GDP Index.

(r)  Rate represents 7-day effective yield as of October 31, 2018.

(s)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

(t)  Rate shown was the discount rate at the date of purchase.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	9	Euro-BTP	$1,239,980	$(1,280)
12/2018	66	Euro-Bund	11,980,224	(14,363)
12/2018	22	U.S. Treasury Ultra Long Bond	3,282,813	(230,720)
12/2018	181	U.S. Treasury Note, 2 Year	38,128,781	(106,860)
12/2018	188	U.S. Treasury Note, 5 Year	21,127,969	(171,844)
Total Long Positions			$75,759,767	$(525,067)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	83	Euro-Bobl	$(12,356,672)	$10,347
12/2018	75	Euro-Bund	(13,613,891)	23,956
12/2018	7	Euro-Buxl Bond, 30 Year	(1,402,561)	(1,336)
12/2018	60	Euro-OAT	(10,327,053)	2,454
12/2018	22	Mini JGB, 10 Year	(2,934,958)	(5,848)
12/2018	187	U.S. Treasury Bond, Ultra 10 Year	(23,395,453)	502,827
12/2018	25	U.S. Treasury Long Bond	(3,453,125)	156,047
12/2018	295	U.S. Treasury Note, 10 Year	(34,939,063)	527,882
12/2018	42	U.S. Treasury Ultra Long Bond	(6,267,188)	411,545
12/2018	33	U.K. Long Gilt Bond	(5,163,328)	(1,265)
Total Short Positions			$(113,853,292)	$1,626,609
Total Futures				$1,101,542

At October 31, 2018, the Fund had securities pledged in the amount of $1,413,137 to cover collateral requirements on open futures.

For the year ended October 31, 2018, the average notional value of futures for the Fund was $121,725,572 for long positions and $(183,854,835) for short positions.
See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Forward foreign currency contracts ("forward contracts")

  At October 31, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
127,391	AUD	90,199	USD	Citibank, N.A.	1/17/2019	$95
3,434,916	AUD	2,434,600	USD	Citibank, N.A.	1/17/2019	31
930,650	AUD	659,626	USD	Citibank, N.A.	1/17/2019	9
133,713	AUD	94,575	USD	State Street Bank and Trust Company	1/17/2019	200
46,268	USD	65,195	AUD	Goldman Sachs International	1/17/2019	59
1,796,675	USD	2,527,381	AUD	Royal Bank of Canada	1/17/2019	5,294
1,607,388	USD	2,261,112	AUD	Royal Bank of Canada	1/17/2019	4,737
239,000	USD	336,759	AUD	Royal Bank of Canada	1/17/2019	309
70,852	USD	99,640	AUD	Societe Generale	1/17/2019	228
1,255,820	USD	1,765,898	AUD	Standard Chartered Bank	1/17/2019	4,171
114,692	USD	161,277	AUD	Standard Chartered Bank	1/17/2019	381
5,031,297	USD	7,075,621	AUD	State Street Bank and Trust Company	1/17/2019	16,174
278,052	USD	391,031	AUD	State Street Bank and Trust Company	1/17/2019	894
68,400	USD	96,279	AUD	State Street Bank and Trust Company	1/17/2019	158
344,070	BRL	91,781	USD	Goldman Sachs International	1/17/2019	107
254,338	BRL	67,845	USD	Goldman Sachs International	1/17/2019	79
201,752	BRL	53,818	USD	Goldman Sachs International	1/17/2019	63
1,938,590	USD	2,535,207	CAD	Citibank, N.A.	1/17/2019	9,679
462,540	USD	598,712	CAD	Citibank, N.A.	1/17/2019	7,010
4,253,693	USD	5,502,747	CAD	Goldman Sachs International	1/17/2019	66,929
474,560	USD	613,994	CAD	Goldman Sachs International	1/17/2019	7,403
3,384,662	USD	4,380,802	CAD	JPMorgan Chase Bank N.A.	1/17/2019	51,530
10,742,679	USD	13,889,693	CAD	Royal Bank of Canada	1/17/2019	174,710
289,499	USD	375,991	CAD	Royal Bank of Canada	1/17/2019	3,426
941,444	USD	1,233,502	CAD	Royal Bank of Canada	1/17/2019	2,934
35,338	USD	45,677	CAD	Societe Generale	1/17/2019	584
803,028	USD	1,037,905	CAD	Standard Chartered Bank	1/17/2019	13,338
4,708,986	USD	6,088,719	CAD	State Street Bank and Trust Company	1/17/2019	76,386
3,305,838	USD	4,274,448	CAD	State Street Bank and Trust Company	1/17/2019	53,625
239,888	USD	314,109	CAD	State Street Bank and Trust Company	1/17/2019	898
951,933	USD	936,769	CHF	Citibank, N.A.	1/17/2019	14,372
304,688	USD	299,834	CHF	Citibank, N.A.	1/17/2019	4,600
964,839	USD	948,070	CHF	Goldman Sachs International	1/17/2019	15,967
78,294	USD	77,118	CHF	Goldman Sachs International	1/17/2019	1,110
1,113,536	USD	1,095,129	CHF	JPMorgan Chase Bank N.A.	1/17/2019	17,481
325,090	USD	319,716	CHF	JPMorgan Chase Bank N.A.	1/17/2019	5,103
3,718,205	USD	3,657,301	CHF	Royal Bank of Canada	1/17/2019	57,811
8,456,609	USD	8,312,255	CHF	Societe Generale	1/17/2019	137,324
1,588,947	USD	1,561,887	CHF	Standard Chartered Bank	1/17/2019	25,739
755,183	USD	742,726	CHF	State Street Bank and Trust Company	1/17/2019	11,829
46,015	USD	1,027,186	CZK	State Street Bank and Trust Company	1/17/2019	808
96,296	EUR	109,672	USD	State Street Bank and Trust Company	1/17/2019	175
2,504,159	USD	2,163,626	EUR	Citibank, N.A.	1/17/2019	36,066

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,124,343	USD	968,926	EUR	Citibank, N.A.	1/17/2019	$19,069
375,039	USD	324,828	EUR	Citibank, N.A.	1/17/2019	4,501
4,112,647	USD	3,551,202	EUR	Goldman Sachs International	1/17/2019	61,717
3,350,903	USD	2,893,449	EUR	Goldman Sachs International	1/17/2019	50,286
2,658,724	USD	2,295,764	EUR	Goldman Sachs International	1/17/2019	39,899
1,263,757	USD	1,088,887	EUR	Goldman Sachs International	1/17/2019	21,641
1,425,039	USD	1,230,497	EUR	Goldman Sachs International	1/17/2019	21,385
990,176	USD	855,000	EUR	Goldman Sachs International	1/17/2019	14,859
297,562	USD	259,981	EUR	Goldman Sachs International	1/17/2019	996
112,385	USD	97,185	EUR	JPMorgan Chase Bank N.A.	1/17/2019	1,524
7,091,674	USD	6,122,215	EUR	Royal Bank of Canada	1/17/2019	107,936
2,741,541	USD	2,366,762	EUR	Royal Bank of Canada	1/17/2019	41,727
551,654	USD	472,231	EUR	Royal Bank of Canada	1/17/2019	12,970
350,999	USD	303,016	EUR	Royal Bank of Canada	1/17/2019	5,342
125,098	USD	107,997	EUR	Royal Bank of Canada	1/17/2019	1,904
19,490	USD	16,826	EUR	Royal Bank of Canada	1/17/2019	297
311,168	USD	272,772	EUR	Royal Bank of Canada	1/17/2019	12
2,872,955	USD	2,478,623	EUR	Societe Generale	1/17/2019	45,538
529,027	USD	456,415	EUR	Societe Generale	1/17/2019	8,385
139,064	USD	119,965	EUR	Standard Chartered Bank	1/17/2019	2,218
14,149,518	USD	12,212,336	EUR	State Street Bank and Trust Company	1/17/2019	218,652
12,923,695	USD	11,154,338	EUR	State Street Bank and Trust Company	1/17/2019	199,710
153,376	USD	133,873	EUR	State Street Bank and Trust Company	1/17/2019	664
34,696	USD	29,946	EUR	State Street Bank and Trust Company	1/17/2019	536
1,089,097	GBP	1,393,171	USD	Royal Bank of Canada	1/17/2019	4,604
68,828	GBP	88,045	USD	Royal Bank of Canada	1/17/2019	291
74,153	GBP	95,090	USD	Royal Bank of Canada	1/17/2019	80
2,305,783	USD	1,751,476	GBP	Citibank, N.A.	1/17/2019	57,895
1,035,884	USD	786,859	GBP	Citibank, N.A.	1/17/2019	26,010
915,714	USD	702,682	GBP	Citibank, N.A.	1/17/2019	13,875
22,200	USD	16,972	GBP	Citibank, N.A.	1/17/2019	418
1,943,484	USD	1,472,002	GBP	Goldman Sachs International	1/17/2019	54,280
1,663,125	USD	1,259,657	GBP	Goldman Sachs International	1/17/2019	46,450
1,486,682	USD	1,125,968	GBP	Goldman Sachs International	1/17/2019	41,587
1,018,444	USD	773,647	GBP	Goldman Sachs International	1/17/2019	25,527
760,906	USD	579,774	GBP	Goldman Sachs International	1/17/2019	16,810
181,659	USD	137,589	GBP	Goldman Sachs International	1/17/2019	5,074
171,757	USD	130,089	GBP	Goldman Sachs International	1/17/2019	4,797
3,964,909	USD	2,999,894	GBP	Royal Bank of Canada	1/17/2019	114,770
1,178,652	USD	891,781	GBP	Royal Bank of Canada	1/17/2019	34,118
68,586	USD	51,893	GBP	Royal Bank of Canada	1/17/2019	1,985
20,129	USD	15,230	GBP	Royal Bank of Canada	1/17/2019	583
737,481	USD	557,770	GBP	Societe Generale	1/17/2019	21,625
541,747	USD	409,733	GBP	Societe Generale	1/17/2019	15,886
1,134,805	USD	858,398	GBP	Standard Chartered Bank	1/17/2019	33,115
1,003,924	USD	759,396	GBP	Standard Chartered Bank	1/17/2019	29,296

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
71,195	USD	53,854	GBP	Standard Chartered Bank	1/17/2019	$2,078
4,669,609	USD	3,533,781	GBP	State Street Bank and Trust Company	1/17/2019	134,266
1,321,563	USD	1,000,108	GBP	State Street Bank and Trust Company	1/17/2019	37,999
975,807	USD	738,453	GBP	State Street Bank and Trust Company	1/17/2019	28,058
514,430	USD	389,301	GBP	State Street Bank and Trust Company	1/17/2019	14,792
103,652	USD	80,515	GBP	State Street Bank and Trust Company	1/17/2019	317
238,751,251	JPY	2,125,559	USD	Citibank, N.A.	1/17/2019	4,690
4,169,417	JPY	37,176	USD	Goldman Sachs International	1/17/2019	25
657,619,922	JPY	5,858,634	USD	Royal Bank of Canada	1/17/2019	8,954
110,362,059	JPY	983,198	USD	Royal Bank of Canada	1/17/2019	1,503
76,098,071	JPY	677,992	USD	Societe Generale	1/17/2019	990
325,786,775	JPY	2,902,474	USD	Standard Chartered Bank	1/17/2019	4,345
201,005,989	JPY	1,790,173	USD	State Street Bank and Trust Company	1/17/2019	3,295
6,834,505	JPY	60,869	USD	State Street Bank and Trust Company	1/17/2019	112
863,030	USD	96,431,125	JPY	Citibank, N.A.	1/17/2019	2,627
634,130	USD	70,864,038	JPY	Citibank, N.A.	1/17/2019	1,848
978,250	USD	108,443,308	JPY	Royal Bank of Canada	1/17/2019	10,669
460,042	USD	51,543,191	JPY	Royal Bank of Canada	1/17/2019	150
1,124,481	USD	125,655,826	JPY	State Street Bank and Trust Company	1/17/2019	3,322
2,627,993	USD	2,971,734,992	KRW	Goldman Sachs International	1/17/2019	17,965
63,824	USD	72,171,930	KRW	Goldman Sachs International	1/17/2019	436
779,326	USD	14,998,911	MXN	Citibank, N.A.	1/17/2019	49,717
984,559	USD	19,009,865	MXN	Goldman Sachs International	1/17/2019	59,841
209,523	USD	4,045,461	MXN	Goldman Sachs International	1/17/2019	12,735
208,636	USD	4,036,479	MXN	Societe Generale	1/17/2019	12,285
686,917	USD	13,287,303	MXN	State Street Bank and Trust Company	1/17/2019	40,568
206,789	USD	4,000,000	MXN	State Street Bank and Trust Company	1/17/2019	12,212
1,597,565	USD	13,160,897	NOK	Citibank, N.A.	1/17/2019	30,635
531,850	USD	4,350,216	NOK	Goldman Sachs International	1/17/2019	13,915
94,552	USD	790,919	NOK	Goldman Sachs International	1/17/2019	385
3,264,360	USD	26,886,903	NOK	JPMorgan Chase Bank N.A.	1/17/2019	63,220
657,140	USD	5,334,958	NOK	Royal Bank of Canada	1/17/2019	21,963
1,592,424	USD	13,043,086	NOK	Standard Chartered Bank	1/17/2019	39,522
389,240	USD	3,188,154	NOK	Standard Chartered Bank	1/17/2019	9,660
4,184,004	USD	34,299,940	NOK	State Street Bank and Trust Company	1/17/2019	100,272
78,377	USD	652,841	NOK	State Street Bank and Trust Company	1/17/2019	650
3,571,174	NZD	2,305,621	USD	Citibank, N.A.	1/17/2019	26,761
93,709	NZD	60,500	USD	Citibank, N.A.	1/17/2019	702
10,826,017	NZD	6,996,476	USD	Goldman Sachs International	1/17/2019	74,143
2,263,124	NZD	1,462,578	USD	Goldman Sachs International	1/17/2019	15,499
1,089,800	NZD	702,104	USD	Goldman Sachs International	1/17/2019	9,660
4,392,693	NZD	2,839,854	USD	Royal Bank of Canada	1/17/2019	29,073
2,427,553	NZD	1,571,299	USD	Societe Generale	1/17/2019	14,169
1,040,172	USD	1,584,408	NZD	Citibank, N.A.	1/17/2019	5,373
1,390,104	USD	2,115,530	NZD	Goldman Sachs International	1/17/2019	8,423
94,176	USD	143,398	NZD	Goldman Sachs International	1/17/2019	521

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,227,596	USD	1,873,508	NZD	Royal Bank of Canada	1/17/2019	$3,982
315,754	USD	482,901	NZD	Royal Bank of Canada	1/17/2019	365
7,495,578	RUB	111,756	USD	Goldman Sachs International	1/17/2019	1,067
6,929,099	RUB	103,310	USD	Goldman Sachs International	1/17/2019	986
839,487	SEK	92,386	USD	Royal Bank of Canada	1/17/2019	45
1,110,088	USD	9,927,403	SEK	Citibank, N.A.	1/17/2019	17,032
2,857,156	USD	25,817,543	SEK	Citibank, N.A.	1/17/2019	14,517
425,878	USD	3,854,197	SEK	Citibank, N.A.	1/17/2019	1,512
4,705,295	USD	42,514,691	SEK	Goldman Sachs International	1/17/2019	24,219
2,986,888	USD	26,988,025	SEK	Goldman Sachs International	1/17/2019	15,374
709,482	USD	6,304,298	SEK	Goldman Sachs International	1/17/2019	15,348
52,316	USD	472,703	SEK	Goldman Sachs International	1/17/2019	269
649,714	USD	5,868,865	SEK	JPMorgan Chase Bank N.A.	1/17/2019	3,523
113,715	USD	1,027,184	SEK	JPMorgan Chase Bank N.A.	1/17/2019	617
2,760,352	USD	24,853,945	SEK	Societe Generale	1/17/2019	23,810
1,744	USD	15,705	SEK	Societe Generale	1/17/2019	15
1,959,846	USD	29,037,465	ZAR	Royal Bank of Canada	1/17/2019	10,215
65,927	USD	977,017	ZAR	State Street Bank and Trust Company	1/17/2019	328
Total unrealized appreciation						$3,324,239
47,114	AUD	33,436	USD	Goldman Sachs International	1/17/2019	(42)
145,544	AUD	103,291	USD	Goldman Sachs International	1/17/2019	(131)
1,068,672	AUD	758,552	USD	Goldman Sachs International	1/17/2019	(1,089)
6,307,697	AUD	4,476,509	USD	Goldman Sachs International	1/17/2019	(5,682)
8,485,338	AUD	6,021,960	USD	Goldman Sachs International	1/17/2019	(7,644)
2,675,506	AUD	1,913,209	USD	Goldman Sachs International	1/17/2019	(16,839)
248,878	AUD	177,888	USD	Royal Bank of Canada	1/17/2019	(1,486)
797,251	AUD	566,906	USD	Societe Generale	1/17/2019	(1,823)
170,922	AUD	121,447	USD	State Street Bank and Trust Company	1/17/2019	(299)
162,265	AUD	115,383	USD	State Street Bank and Trust Company	1/17/2019	(371)
76,455	USD	107,868	AUD	Citibank, N.A.	1/17/2019	(1)
910,349	USD	1,286,439	AUD	Citibank, N.A.	1/17/2019	(1,465)
1,750,233	USD	2,472,328	AUD	Citibank, N.A.	1/17/2019	(2,127)
928,310	USD	1,309,775	AUD	JPMorgan Chase Bank N.A.	1/17/2019	(45)
2,197,021	USD	3,099,832	AUD	JPMorgan Chase Bank N.A.	1/17/2019	(106)
79,022	USD	111,644	AUD	State Street Bank and Trust Company	1/17/2019	(110)
207,118	USD	776,443	BRL	Goldman Sachs International	1/17/2019	(241)
1,045,636	USD	3,919,882	BRL	Goldman Sachs International	1/17/2019	(1,216)
170,164	CAD	131,042	USD	Citibank, N.A.	1/17/2019	(1,572)
1,469,688	CAD	1,125,187	USD	Citibank, N.A.	1/17/2019	(6,976)
5,206,345	CAD	4,022,207	USD	Citibank, N.A.	1/17/2019	(60,961)
5,774,951	CAD	4,461,489	USD	Citibank, N.A.	1/17/2019	(67,619)
1,160,320	CAD	892,262	USD	Goldman Sachs International	1/17/2019	(9,433)
1,823,910	CAD	1,409,905	USD	Goldman Sachs International	1/17/2019	(22,184)
1,228,812	CAD	949,395	USD	JPMorgan Chase Bank N.A.	1/17/2019	(14,454)
12,502	CAD	9,669	USD	Royal Bank of Canada	1/17/2019	(157)
846,175	CAD	654,456	USD	Royal Bank of Canada	1/17/2019	(10,644)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
17,255,286	CAD	13,349,419	USD	Societe Generale	1/17/2019	$(220,740)
544,980	CAD	421,652	USD	Standard Chartered Bank	1/17/2019	(7,004)
128,281	CAD	98,009	USD	State Street Bank and Trust Company	1/17/2019	(406)
1,718,612	CAD	1,329,166	USD	State Street Bank and Trust Company	1/17/2019	(21,561)
1,108,530	CHF	1,125,360	USD	Citibank, N.A.	1/17/2019	(15,892)
712,900	CHF	725,531	USD	Goldman Sachs International	1/17/2019	(12,028)
2,978,585	CHF	3,031,268	USD	Goldman Sachs International	1/17/2019	(50,164)
656,129	CHF	671,675	USD	Royal Bank of Canada	1/17/2019	(14,991)
1,069,649	CHF	1,088,181	USD	Standard Chartered Bank	1/17/2019	(17,627)
86,639	CHF	87,340	USD	State Street Bank and Trust Company	1/17/2019	(628)
9,210,754	CHF	9,365,234	USD	State Street Bank and Trust Company	1/17/2019	(146,690)
1,007,217	CZK	45,159	USD	Goldman Sachs International	1/17/2019	(830)
16,755	EUR	19,531	USD	Citibank, N.A.	1/17/2019	(419)
53,626	EUR	61,936	USD	Citibank, N.A.	1/17/2019	(763)
74,979	EUR	86,780	USD	Citibank, N.A.	1/17/2019	(1,250)
922,209	EUR	1,059,111	USD	Citibank, N.A.	1/17/2019	(7,128)
434,048	EUR	502,363	USD	Citibank, N.A.	1/17/2019	(7,235)
573,947	EUR	663,017	USD	Citibank, N.A.	1/17/2019	(8,304)
1,627,814	EUR	1,865,223	USD	Citibank, N.A.	1/17/2019	(8,341)
907,927	EUR	1,058,371	USD	Citibank, N.A.	1/17/2019	(22,679)
1,563,014	EUR	1,809,017	USD	Citibank, N.A.	1/17/2019	(26,054)
1,882,122	EUR	2,178,349	USD	Citibank, N.A.	1/17/2019	(31,374)
223,661	EUR	259,078	USD	Goldman Sachs International	1/17/2019	(3,943)
638,553	EUR	739,508	USD	Goldman Sachs International	1/17/2019	(11,098)
3,070,336	EUR	3,555,756	USD	Goldman Sachs International	1/17/2019	(53,360)
16,594	EUR	19,189	USD	JPMorgan Chase Bank N.A.	1/17/2019	(260)
238,359	EUR	275,638	USD	JPMorgan Chase Bank N.A.	1/17/2019	(3,737)
1,606,574	EUR	1,857,842	USD	JPMorgan Chase Bank N.A.	1/17/2019	(25,190)
8,197,367	EUR	9,479,435	USD	JPMorgan Chase Bank N.A.	1/17/2019	(128,528)
63,805	EUR	73,909	USD	Royal Bank of Canada	1/17/2019	(1,125)
75,265	EUR	87,924	USD	Royal Bank of Canada	1/17/2019	(2,067)
1,254,655	EUR	1,434,619	USD	Royal Bank of Canada	1/17/2019	(3,408)
77,624	EUR	89,973	USD	Societe Generale	1/17/2019	(1,426)
260,155	EUR	301,573	USD	Standard Chartered Bank	1/17/2019	(4,809)
370,801	EUR	429,835	USD	Standard Chartered Bank	1/17/2019	(6,854)
1,188,972	EUR	1,378,263	USD	Standard Chartered Bank	1/17/2019	(21,978)
19,740	EUR	22,871	USD	State Street Bank and Trust Company	1/17/2019	(353)
72,626	EUR	83,206	USD	State Street Bank and Trust Company	1/17/2019	(360)
124,075	EUR	143,527	USD	State Street Bank and Trust Company	1/17/2019	(1,993)
117,164	EUR	136,301	USD	State Street Bank and Trust Company	1/17/2019	(2,649)
420,483	EUR	482,462	USD	State Street Bank and Trust Company	1/17/2019	(2,809)
698,577	EUR	809,388	USD	State Street Bank and Trust Company	1/17/2019	(12,508)
1,472,491	EUR	1,706,065	USD	State Street Bank and Trust Company	1/17/2019	(26,364)
78,784	GBP	102,027	USD	Citibank, N.A.	1/17/2019	(914)
44,452	GBP	58,520	USD	Citibank, N.A.	1/17/2019	(1,469)
1,261,693	GBP	1,624,133	USD	Citibank, N.A.	1/17/2019	(4,845)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,189,270	GBP	1,565,651	USD	Citibank, N.A.	1/17/2019	$(39,311)
933,489	GBP	1,232,486	USD	Goldman Sachs International	1/17/2019	(34,423)
4,282,827	GBP	5,654,616	USD	Goldman Sachs International	1/17/2019	(157,930)
18,582	GBP	24,458	USD	JPMorgan Chase Bank N.A.	1/17/2019	(609)
49,445	GBP	65,080	USD	JPMorgan Chase Bank N.A.	1/17/2019	(1,621)
111,214	GBP	146,381	USD	JPMorgan Chase Bank N.A.	1/17/2019	(3,646)
4,278,015	GBP	5,630,766	USD	JPMorgan Chase Bank N.A.	1/17/2019	(140,255)
1,335,414	GBP	1,764,994	USD	Royal Bank of Canada	1/17/2019	(51,090)
49,175	GBP	65,019	USD	Societe Generale	1/17/2019	(1,907)
57,894	GBP	76,536	USD	Standard Chartered Bank	1/17/2019	(2,234)
63,398	GBP	81,630	USD	State Street Bank and Trust Company	1/17/2019	(263)
14,792	GBP	19,632	USD	State Street Bank and Trust Company	1/17/2019	(648)
94,160	USD	73,681	GBP	Goldman Sachs International	1/17/2019	(404)
21,030	USD	16,440	GBP	Royal Bank of Canada	1/17/2019	(69)
11,704,438	JPY	105,221	USD	Citibank, N.A.	1/17/2019	(788)
62,062,320	JPY	556,619	USD	Citibank, N.A.	1/17/2019	(2,870)
84,002,281	JPY	754,704	USD	Citibank, N.A.	1/17/2019	(5,197)
19,842,585	JPY	177,604	USD	Goldman Sachs International	1/17/2019	(559)
127,830,904	JPY	1,141,434	USD	Goldman Sachs International	1/17/2019	(868)
40,968,897	JPY	366,337	USD	State Street Bank and Trust Company	1/17/2019	(793)
44,586,490	JPY	402,860	USD	State Street Bank and Trust Company	1/17/2019	(5,038)
69,676	USD	7,826,313	JPY	Citibank, N.A.	1/17/2019	(154)
1,114,077	USD	125,137,630	JPY	Citibank, N.A.	1/17/2019	(2,458)
336,398	USD	37,727,990	JPY	Goldman Sachs International	1/17/2019	(229)
478,005	USD	53,609,729	JPY	Goldman Sachs International	1/17/2019	(325)
2,141,236	USD	240,147,121	JPY	Goldman Sachs International	1/17/2019	(1,467)
602,188	USD	67,653,119	JPY	JPMorgan Chase Bank N.A.	1/17/2019	(1,444)
1,437,609	USD	161,508,908	JPY	JPMorgan Chase Bank N.A.	1/17/2019	(3,448)
350,628	USD	39,298,600	JPY	Royal Bank of Canada	1/17/2019	(12)
2,551,167	USD	286,363,438	JPY	Royal Bank of Canada	1/17/2019	(3,899)
2,455,424	USD	275,597,827	JPY	Societe Generale	1/17/2019	(3,586)
499,973	USD	56,119,171	JPY	Standard Chartered Bank	1/17/2019	(749)
1,710,387	USD	192,047,414	JPY	State Street Bank and Trust Company	1/17/2019	(3,148)
3,621,904	USD	406,678,193	JPY	State Street Bank and Trust Company	1/17/2019	(6,667)
72,128,152	KRW	63,785	USD	Goldman Sachs International	1/17/2019	(436)
2,971,597,001	KRW	2,627,871	USD	Goldman Sachs International	1/17/2019	(17,964)
14,998,911	MXN	776,824	USD	Goldman Sachs International	1/17/2019	(47,215)
1,300,921	MXN	64,194	USD	Royal Bank of Canada	1/17/2019	(911)
15,523,927	MXN	802,955	USD	Royal Bank of Canada	1/17/2019	(47,807)
17,332,764	MXN	896,515	USD	Royal Bank of Canada	1/17/2019	(53,378)
7,686,764	MXN	397,384	USD	State Street Bank and Trust Company	1/17/2019	(23,469)
2,454,145	NOK	295,508	USD	Citibank, N.A.	1/17/2019	(3,319)
15,985,393	NOK	1,940,237	USD	Citibank, N.A.	1/17/2019	(37,025)
32,436,835	NOK	3,937,417	USD	Citibank, N.A.	1/17/2019	(75,505)
688,524	NOK	83,520	USD	Goldman Sachs International	1/17/2019	(1,545)
2,841,270	NOK	344,740	USD	Goldman Sachs International	1/17/2019	(6,460)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
12,184,132	NOK	1,477,975	USD	Goldman Sachs International	1/17/2019	$(27,339)
5,610,890	NOK	681,223	USD	JPMorgan Chase Bank N.A.	1/17/2019	(13,193)
741,150	NOK	88,379	USD	Royal Bank of Canada	1/17/2019	(138)
4,233,595	NOK	506,220	USD	Royal Bank of Canada	1/17/2019	(2,171)
16,091,527	NOK	1,962,669	USD	Royal Bank of Canada	1/17/2019	(46,820)
27,419,673	NOK	3,346,362	USD	Societe Generale	1/17/2019	(81,791)
834,627	NOK	100,108	USD	State Street Bank and Trust Company	1/17/2019	(738)
7,001,831	NOK	854,103	USD	State Street Bank and Trust Company	1/17/2019	(20,469)
210,137	NZD	137,356	USD	Royal Bank of Canada	1/17/2019	(113)
169,799	NZD	111,067	USD	State Street Bank and Trust Company	1/17/2019	(169)
1,533,845	USD	2,375,771	NZD	Citibank, N.A.	1/17/2019	(17,803)
24,615	USD	38,088	NZD	Goldman Sachs International	1/17/2019	(261)
48,589	USD	75,185	NZD	Goldman Sachs International	1/17/2019	(515)
79,720	USD	123,487	NZD	JPMorgan Chase Bank N.A.	1/17/2019	(931)
887,957	USD	1,375,451	NZD	JPMorgan Chase Bank N.A.	1/17/2019	(10,369)
3,091,218	USD	4,788,317	NZD	JPMorgan Chase Bank N.A.	1/17/2019	(36,097)
73,427	USD	113,577	NZD	Royal Bank of Canada	1/17/2019	(752)
102,264	USD	158,182	NZD	Royal Bank of Canada	1/17/2019	(1,047)
3,035,759	USD	4,695,719	NZD	Royal Bank of Canada	1/17/2019	(31,079)
86,589	USD	133,774	NZD	Societe Generale	1/17/2019	(781)
4,911,537	USD	7,587,999	NZD	Societe Generale	1/17/2019	(44,288)
67,761	USD	104,673	NZD	Standard Chartered Bank	1/17/2019	(602)
174,059	USD	268,875	NZD	Standard Chartered Bank	1/17/2019	(1,547)
3,165,589	USD	4,889,982	NZD	Standard Chartered Bank	1/17/2019	(28,125)
157,682	USD	242,020	NZD	State Street Bank and Trust Company	1/17/2019	(384)
108,826	USD	168,185	NZD	State Street Bank and Trust Company	1/17/2019	(1,018)
683,731	USD	1,056,673	NZD	State Street Bank and Trust Company	1/17/2019	(6,397)
2,065,299	USD	3,191,820	NZD	State Street Bank and Trust Company	1/17/2019	(19,322)
304,833	USD	20,386,625	RUB	State Street Bank and Trust Company	1/17/2019	(2,025)
7,654,153	SEK	847,064	USD	Citibank, N.A.	1/17/2019	(4,304)
9,302,887	SEK	1,041,384	USD	Citibank, N.A.	1/17/2019	(17,090)
9,617,470	SEK	1,064,791	USD	Goldman Sachs International	1/17/2019	(5,860)
520,028	SEK	57,570	USD	JPMorgan Chase Bank N.A.	1/17/2019	(312)
343,270	SEK	38,098	USD	Royal Bank of Canada	1/17/2019	(302)
4,935,868	SEK	555,461	USD	Royal Bank of Canada	1/17/2019	(11,997)
29,993,034	SEK	3,328,750	USD	Royal Bank of Canada	1/17/2019	(26,370)
7,764,706	SEK	862,299	USD	Standard Chartered Bank	1/17/2019	(7,367)
11,672,165	SEK	1,296,237	USD	Standard Chartered Bank	1/17/2019	(11,074)
347,384	SEK	38,565	USD	State Street Bank and Trust Company	1/17/2019	(316)
15,706,094	SEK	1,743,617	USD	State Street Bank and Trust Company	1/17/2019	(14,299)
104,073,636	SEK	11,553,769	USD	State Street Bank and Trust Company	1/17/2019	(94,751)
94,671	USD	860,061	SEK	Goldman Sachs International	1/17/2019	(26)
97,807	USD	891,018	SEK	Royal Bank of Canada	1/17/2019	(298)
56,074	USD	838,314	ZAR	Citibank, N.A.	1/17/2019	(212)
294,310	USD	4,400,000	ZAR	Citibank, N.A.	1/17/2019	(1,114)
73,320	USD	1,096,972	ZAR	JPMorgan Chase Bank N.A.	1/17/2019	(333)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
554,070	ZAR	37,272	USD	Goldman Sachs International	1/17/2019	$(71)
1,277,051	ZAR	85,906	USD	Goldman Sachs International	1/17/2019	(163)
31,966,871	ZAR	2,157,562	USD	Royal Bank of Canada	1/17/2019	(11,246)
1,233,345	ZAR	83,176	USD	Societe Generale	1/17/2019	(367)
Total unrealized depreciation						$(2,576,171)
Total net unrealized appreciation						$748,068

AUD = Australian Dollar

BRL = Brazilian Real(a)

CAD = Canadian Dollar

CHF = Swiss Franc

CZK = Czech Koruna

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

KRW = South Korean Won(a)

MXN = Mexican Peso

NOK = Norwegian Krone

NZD = New Zealand Dollar

RUB = Russian Ruble(a)

SEK = Swedish Krona

ZAR = South African Rand

(a)  Non-deliverable forward contracts.

At October 31, 2018, the Fund had cash collateral of $130,000 deposited in a segregated account for Societe General and received cash collateral of $320,000 and $350,000 from Royal Bank of Canada and Goldman Sachs International, respectively, to cover collateral requirements on over-the-counter derivatives.

For the year ended October 31, 2018, the Fund's investments in forward contracts had an average notional value of $379,427,290.

Credit default swap contracts ("credit default swaps")

At October 31, 2018, the Fund had outstanding credit default swaps as follows:

Centrally cleared credit default Swaps—Buy Protection

Clearinghouse	Reference Entity	Notional Amount(a)	Financing Rate Paid by the Fund		Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE Clear Credit LLC	CDX Emerging Markets Index, Ser. 28 V. 2	$5,034,000	1.00	%(b)	12/20/2022	$171,874	$(37,590)	$(5,873)	$128,411
ICE Clear Credit LLC	CDX North American High Yield Index, Ser. 30 V.1	13,700,000	5.00	%(b)	6/20/2023	(880,702)	58,565	(79,917)	(902,054)
Total						$(708,828)	$20,975	$(85,790)	$(773,643)

(a)  Notional amount represents the value (including any fees or commissions) of the positions when they are established and is stated in the currency in which the contract is denominated.

(b)  Payment frequency-quarterly.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

For the year ended October 31, 2018, the average notional value of credit default swaps for the Fund was $22,251,729 for buy protection.

Interest rate swap contracts ("interest rate swaps")

At October 31, 2018, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount(a)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ Payable	Value
LCH. Clearnet Limited	SEK	85,000,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)(b)	(0.17	)%(c)	12/23/2019	$(587)	$9,805	$9,218
LCH. Clearnet Limited	SEK	30,000,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)(b)	(0.01	)%(c)	7/20/2020	(2,650)	(395)	(3,045)
LCH. Clearnet Limited	SEK	27,000,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)(b)	0.01	%(c)	8/29/2020	(2,147)	(1,245)	(3,392)
LCH. Clearnet Limited	SEK	9,000,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)(b)	0.15	%(c)	1/15/2021	(2,288)	291	(1,997)
LCH. Clearnet Limited	SEK	16,480,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)(b)	0.10	%(c)	8/9/2021	3,215	(1,331)	1,884
CME Group, Inc.		$550,000	Receive	3-month USD LIBOR(b)	2.43	%(d)	12/7/2027	34,983	(3,403)	31,580
	Total							$30,526	$3,722	$34,248

(a)  Notional amount represents the value (including any fees or commissions) of the positions when they were established and is stated in the currency in which the contract is denominated.

SEK = Swedish Krona

(b)  Payment frequency — quarterly.

(c)  Payment frequency — annually.

(d)  Payment frequency — semi-annually.

At October 31, 2018, the Fund had $1,342,164 deposited in a segregated account to cover margin requirements for centrally cleared credit default swaps.

For the year ended October 31, 2018, the average notional value of interest rate swaps was $18,199,113 when the Fund paid the fixed rate.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
U.S. Treasury Obligations	$—	$16,313	$—	$16,313
Mortgage-Backed Securities(a)	—	9,498	—	9,498
Corporate Bonds
Airlines	—	—	173	173
Other Corporate Bonds(a)	—	40,878	—	40,878
Total Corporate Bonds	—	40,878	173	41,051
Asset-Backed Securities	—	6,881	—	6,881
Foreign Government Securities	—	14,391	—	14,391
Exchange-Traded Funds	3,683	—	—	3,683
Short-Term Investments	—	2,721	—	2,721
Total Investments	$3,683	$90,682	$173	$94,538

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining the value:

(000's omitted)	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Investments in Securities:
Corporate Bonds(c)	$—	$—	$—	$(6)	$—	$(21)	$200	$—	$173	$(6)
Total	$—	$—	$—	$(6)	$—	$(21)	$200	$—	$173	$(6)

(c)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$1,635	$—	$—	$1,635
Liabilities	(533)	—	—	(533)
Forward Contracts(a)
Assets	—	3,324	—	3,324
Liabilities	—	(2,576)	—	(2,576)
Swaps
Assets	—	171	—	171
Liabilities	—	(910)	—	(910)
Total	$1,102	$9	$—	$1,111

(a)  Futures and forward contracts are reported at the cumulative appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

This page has been left blank intentionally

Statements of Assets and Liabilities

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	CORE PLUS FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$426,355	$11,804	$200,669	$388,320	$2,075,298	$87,397
Cash	21	—	—	—	579	184
Foreign currency(b)	140	11	2,259	—	—	—
Cash collateral segregated for futures contracts (Note A)	—	—	404	—	—	—
Cash collateral segregated for centrally cleared swap contracts(c)(d) (Note A)	—	55	388	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	1,100	—	—	—
Dividends and interest receivable	2,428	75	2,878	1,314	30,500	1,295
Receivable for securities sold	6,149	147	248	251	5,790	1,501
Receivable for Fund shares sold	249	—	23	294	659	75
Receivable from Management—net (Note B)	—	9	7	4	—	18
Receivable for accumulated variation margin on futures contracts (Note A)	195	9	2	—	—	—
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	52	—	—	—	—
Over-the-counter swap contracts, at value(e) (Note A)	—	—	577	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	—	2,888	—	—	—
Prepaid expenses and other assets	39	23	35	53	119	16
Total Assets	435,576	12,185	211,478	390,236	2,112,945	90,486
Liabilities
Over-the-counter swap contracts, at value(e) (Note A)	—	—	1,104	—	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	—	180	—	—	—
Cash collateral segregated for futures contracts due to broker (Note A)	192	11	—	—	—	—
Payable to investment manager—net (Notes A & B)	86	2	96	158	850	30
Due to custodian	—	—	90	—	—	—
Payable for securities purchased	30,762	1,588	2,243	19,122	38,303	991
Payable for Fund shares redeemed	420	27	103	349	6,690	459
Payable to administrator—net (Note B)	28	—	—	—	293	—
Payable to trustees	2	2	2	2	2	2
Payable for accumulated variation margin on futures contracts (Note A)	—	—	—	—	—	—
Payable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	56	—	—	—
Payable for forward foreign currency contracts (Note A)	—	—	3,309	—	—	—
Distributions payable	362	7	2	68	1,013	1
Payable for unfunded loan commitments (Note A)	—	—	—	1	—	—
Accrued capital gains taxes (Note A)	—	—	8	—	—	—
Accrued expenses and other payables	91	56	120	109	299	67
Total Liabilities	31,943	1,693	7,313	19,809	47,450	1,550
Unfunded Loan Commitments (Note A)
Net Assets	$403,633	$10,492	$204,165	$370,427	$2,065,495	$88,936
Net Assets consist of:
Paid-in capital	$427,458	$11,264	$230,339	$390,550	$2,216,562	$91,888
Total distributable earnings/(losses)	(23,825)	(772)	(26,174)	(20,123)	(151,067)	(2,952)
Net Assets	$403,633	$10,492	$204,165	$370,427	$2,065,495	$88,936
Net Assets
Investor Class	$9,808	$—	$—	$—	$93,391	$—
Trust Class	—	—	—	—	—	—
Institutional Class	373,335	8,205	194,887	333,448	1,202,707	87,647
Class A	18,276	242	8,803	20,280	37,569	826
Class C	2,214	186	475	16,699	15,975	463
Class R3	—	—	—	—	3,497	—
Class R6	—	1,859	—	—	712,356	—
See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$54,146	$224,680	$79,967	$79,977	$3,565,794
Cash	36	63	—	—	830
Foreign currency(b)	—	—	—	—	1,603
Cash collateral segregated for futures contracts (Note A)	—	—	73	—	—
Cash collateral segregated for centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	—	—	70
Dividends and interest receivable	651	2,751	395	1,165	26,895
Receivable for securities sold	—	75	—	206	37,096
Receivable for Fund shares sold	—	25	10	—	8,047
Receivable from Management—net (Note B)	42	—	15	11	—
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	—	—	18,480
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—	—
Over-the-counter swap contracts, at value(e) (Note A)	—	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	—	—	—	5,072
Prepaid expenses and other assets	26	29	40	23	129
Total Assets	54,901	227,623	80,500	81,382	3,664,016
Liabilities
Over-the-counter swap contracts, at value(e) (Note A)	—	—	—	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	—	—	—	640
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	—	13,790
Payable to investment manager—net (Notes A & B)	11	46	13	30	979
Due to custodian	—	—	—	—	—
Payable for securities purchased	2,417	—	—	798	768,653
Payable for Fund shares redeemed	20	241	92	27	5,435
Payable to administrator—net (Note B)	—	11	—	—	416
Payable to trustees	2	2	2	2	1
Payable for accumulated variation margin on futures contracts (Note A)	—	—	26	—	—
Payable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	—	—	—	989
Distributions payable	13	407	3	2	1,878
Payable for unfunded loan commitments (Note A)	—	—	—	—	—
Accrued capital gains taxes (Note A)	—	—	—	—	—
Accrued expenses and other payables	81	102	105	79	261
Total Liabilities	2,544	809	241	938	793,042
Unfunded Loan Commitments (Note A)
Net Assets	$52,357	$226,814	$80,259	$80,444	$2,870,974
Net Assets consist of:
Paid-in capital	$52,918	$230,481	$87,998	$96,249	$3,011,596
Total distributable earnings/(losses)	(561)	(3,667)	(7,739)	(15,805)	(140,622)
Net Assets	$52,357	$226,814	$80,259	$80,444	$2,870,974
Net Assets
Investor Class	$—	$12,789	$20,902	$—	$—
Trust Class	—	—	2,074	—	19,486
Institutional Class	52,307	204,263	54,676	78,389	2,219,784
Class A	25	6,521	1,444	1,073	160,794
Class C	25	3,241	1,163	982	122,165
Class R3	—	—	—	—	—
Class R6	—	—	—	—	348,745

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

	CORE BOND FUND	CORE PLUS FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,003	—	—	—	11,190	—
Trust Class	—	—	—	—	—	—
Institutional Class	38,140	882	24,281	33,847	143,885	8,766
Class A	1,874	26	1,098	2,059	4,502	83
Class C	226	20	59	1,695	1,911	46
Class R3	—	—	—	—	419	—
Class R6	—	200	—	—	85,203	—
Net Asset Value, offering and redemption price per share
Investor Class	$9.77	$—	$—	$—	$8.35	$—
Trust Class	—	—	—	—	—	—
Institutional Class	9.79	9.30	8.03	9.85	8.36	10.00
Class R3	—	—	—	—	8.35	—
Class R6	—	9.30	—	—	8.36	—
Net Asset Value and redemption price per share
Class A	$9.76	$9.30	$8.02	$9.85	$8.35	$10.00
Offering Price per share
Class A‡	$10.19	$9.71	$8.38	$10.29	$8.72	$10.44
Net Asset Value and offering price per share
Class C^	$9.77	$9.30	$8.02	$9.85	$8.36	$10.00
*Cost of Investments:
(a) Unaffiliated issuers	$441,187	$12,307	$218,173	$391,016	$2,097,699	$88,680
(b) Total cost of foreign currency	$140	$11	$2,265	$—	$—	$—
(c) Unamortized upfront receipts on centrally cleared swap contracts	$—	$(32)	$—	$—	$—	$—
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$5	$—	$—	$—	$—
(e) Unamortized upfront payments on over-the-counter swap contracts	$—	$—	$51	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	1,123	2,730	—	—
Trust Class	—	—	284	—	1,836
Institutional Class	3,150	17,956	7,147	8,314	209,057
Class A	1	574	198	114	15,131
Class C	1	285	159	104	11,506
Class R3	—	—	—	—	—
Class R6	—	—	—	—	32,869
Net Asset Value, offering and redemption price per share
Investor Class	$—	$11.39	$7.66	$—	$—
Trust Class	—	—	7.30	—	10.61
Institutional Class	16.61	11.38	7.65	9.43	10.62
Class R3	—	—	—	—	—
Class R6	—	—	—	—	10.61
Net Asset Value and redemption price per share
Class A	$16.61	$11.37	$7.30	$9.43	$10.63
Offering Price per share
Class A‡	$17.35	$11.87	$7.49	$9.85	$11.10
Net Asset Value and offering price per share
Class C^	$16.61	$11.37	$7.29	$9.42	$10.62
*Cost of Investments:
(a) Unaffiliated issuers	$54,672	$228,740	$80,912	$81,027	$3,673,520
(b) Total cost of foreign currency	$—	$—	$—	$—	$1,639
(c) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—	$—
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$—	$—
(e) Unamortized upfront payments on over-the-counter swap contracts	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

UNCONSTRAINED BOND FUND
October 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$94,538
Cash	315
Foreign currency(b)	3,474
Cash collateral segregated for futures contracts (Note A)	—
Cash collateral segregated for centrally cleared swap contracts(c)(d) (Note A)	1,342
Cash collateral segregated for over-the-counter derivatives (Note A)	130
Dividends and interest receivable	838
Receivable for securities sold	—
Receivable for Fund shares sold	—
Receivable from Management—net (Note B)	27
Receivable for accumulated variation margin on futures contracts (Note A)	1,102
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—
Over-the-counter swap contracts, at value(e) (Note A)	—
Receivable for forward foreign currency contracts (Note A)	3,324
Prepaid expenses and other assets	12
Total Assets	105,102
Liabilities
Over-the-counter swap contracts, at value(e) (Note A)	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	670
Cash collateral segregated for futures contracts due to broker (Note A)	893
Payable to investment manager—net (Notes A & B)	38
Due to custodian	—
Payable for securities purchased	1,544
Payable for Fund shares redeemed	5
Payable to administrator—net (Note B)	—
Payable to trustees	2
Payable for accumulated variation margin on futures contracts (Note A)	—
Payable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	739
Payable for forward foreign currency contracts (Note A)	2,576
Distributions payable	1
Payable for unfunded loan commitments (Note A)	—
Accrued capital gains taxes (Note A)	—
Accrued expenses and other payables	116
Total Liabilities	6,584
Net Assets	$98,518
Net Assets consist of:
Paid-in capital	$108,209
Total distributable earnings/(losses)	(9,691)
Net Assets	$98,518

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

UNCONSTRAINED BOND FUND
October 31, 2018
Net Assets
Investor Class	$—
Trust Class	—
Institutional Class	43,845
Class A	388
Class C	27
Class R3	—
Class R6	54,258
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Institutional Class	4,712
Class A	42
Class C	3
Class R3	—
Class R6	5,826
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Institutional Class	9.30
Class R3	—
Class R6	9.31
Net Asset Value and redemption price per share
Class A	$9.28
Offering Price per share
Class A‡	$9.69
Net Asset Value and offering price per share
Class C^	$9.31
*Cost of Investments:
(a) Unaffiliated issuers	$98,670
(b) Total cost of foreign currency	$3,591
(c) Unamortized upfront receipts on centrally cleared swap contracts	$(881)
(d) Unamortized upfront payments on centrally cleared swap contracts	$172
(e) Unamortized upfront payments on over-the-counter swap contracts	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	CORE PLUS FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$12,710	$387	$13,332	$18,135	$149,205	$3,792
Dividend income—unaffiliated issuers	—	—	—	—	1,262	—
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—
Foreign taxes withheld (Note A)	—	—	(97)	—	—	—
Total income	$12,710	$387	$13,235	$18,135	$150,467	$3,792
Expenses:
Investment management fees (Note B)	997	28	1,201	1,809	11,801	371
Administration fees (Note B):
Investor Class	28	—	—	—	277	—
Trust Class	—	—	—	—	—	—
Institutional Class	547	13	317	487	2,009	138
Class A	56	1	18	52	145	1
Class C	7	1	1	49	52	1
Class R3	—	—	—	—	28	—
Class R6	—	2	—	—	747	—
Distribution fees (Note B):
Investor Class	26	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	52	1	17	48	134	1
Class C	28	2	5	180	192	5
Class R3	—	—	—	—	52	—
Shareholder servicing agent fees:
Investor Class	22	—	—	—	44	—
Trust Class	—	—	—	—	—	—
Institutional Class	6	—	2	2	7	—
Class A	2	—	—	2	47	1
Class C	—	—	—	1	3	—
Class R3	—	—	—	—	6	—
Class R6	—	—	—	—	130	—
Proxy-related expense (Note A)	—	—	—	—	—	—
Audit fees	34	28	62	38	66	33
Custodian and accounting fees	190	8	356	406	432	83
Insurance expense	13	—	7	13	98	3
Legal fees	79	54	76	78	88	76
Registration and filing fees	118	107	80	82	247	49
Shareholder reports	59	1	13	25	277	6
Trustees' fees and expenses	45	45	45	45	51	45
Interest expense	1	—	6	—	2	2
Miscellaneous	28	—	15	33	154	7
Total expenses	2,338	291	2,221	3,350	17,089	822
Expenses reimbursed by Management (Note B)	(368)	(239)	(474)	(533)	(11)	(346)
Investment management fees waived (Note A)	—	—	—	—	—	—
Total net expenses	1,970	52	1,747	2,817	17,078	476
Net investment income/(loss)	$10,740	$335	$11,488	$15,318	$133,389	$3,316

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$1,835	$6,546	$1,827	$4,144	$123,469
Dividend income—unaffiliated issuers	—	—	—	—	516
Dividend income—affiliated issuers (Note F)	—	—	—	—	359
Foreign taxes withheld (Note A)	—	—	—	—	(80)
Total income	$1,835	$6,546	$1,827	$4,144	$124,264
Expenses:
Investment management fees (Note B)	141	556	186	369	11,460
Administration fees (Note B):
Investor Class	—	36	60	—	—
Trust Class	—	—	12	—	72
Institutional Class	85	318	86	119	3,314
Class A	—	18	5	4	477
Class C	—	9	4	3	371
Class R3	—	—	—	—	—
Class R6	—	—	—	—	259
Distribution fees (Note B):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	18
Class A	—	17	5	4	442
Class C	—	32	14	10	1,373
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	10	29	—	—
Trust Class	—	—	1	—	5
Institutional Class	53	1	1	1	17
Class A	—	—	—	1	34
Class C	—	—	—	—	5
Class R3	—	—	—	—	—
Class R6	—	—	—	—	5
Proxy-related expense (Note A)	41	—	—	—	—
Audit fees	34	59	62	39	71
Custodian and accounting fees	73	96	96	137	1,004
Insurance expense	2	8	3	3	87
Legal fees	131	76	76	79	86
Registration and filing fees	34	72	101	50	194
Shareholder reports	9	15	10	6	249
Trustees' fees and expenses	45	45	45	45	49
Interest expense	1	7	1	—	6
Miscellaneous	3	16	8	11	224
Total expenses	652	1,391	805	881	19,822
Expenses reimbursed by Management (Note B)	(163)	(231)	(361)	(244)	(715)
Investment management fees waived (Note A)	—	—	—	—	(37)
Total net expenses	489	1,160	444	637	19,070
Net investment income/(loss)	$1,346	$5,386	$1,383	$3,507	$105,194

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	CORE PLUS FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(4,635)	(221)	(6,484)*	(403)	(1,933)	(34)
Transactions in investment securities of affiliated issuers	—	—	—	—	—	—
Settlement of forward foreign currency contracts	—	—	1,587	—	—	—
Settlement of foreign currency transactions	(38)	(5)	(662)	—	—	—
Expiration or closing of futures contracts	(1,440)	(33)	(265)	—	—	—
Expiration or closing of swap contracts	—	27	948	—	—	—
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(15,522)	(495)	(19,860)**	(3,000)	(134,280)	(1,859)
Investment securities of affiliated issuers	—	—	—	—	—	—
Unfunded loan commitments	—	—	—	(2)	—	—
Forward foreign currency contracts	—	—	(219)	—	—	—
Foreign currency translations	17	2	25	—	—	—
Futures contracts	714	33	18	—	—	—
Swap contracts	—	8	(911)	—	—	—
Net gain/(loss) on investments	(20,904)	(684)	(25,823)	(3,405)	(136,213)	(1,893)
Net increase/(decrease) in net assets resulting from operations	$(10,164)	$(349)	$(14,335)	$11,913	$(2,824)	$1,423

*  Net of foreign capital gains tax $30,370.

**  Change in accrued foreign capital gains tax amounted to $64,937.

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(46)	393	(321)	(615)	(13,138)
Transactions in investment securities of affiliated issuers	—	—	—	—	(5,251)
Settlement of forward foreign currency contracts	—	—	—	—	11,743
Settlement of foreign currency transactions	—	—	—	—	(235)
Expiration or closing of futures contracts	—	—	(208)	—	(2,003)
Expiration or closing of swap contracts	—	—	—	—	4,374
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(2,230)	(8,093)	(722)	(2,447)	(151,690)
Investment securities of affiliated issuers	—	—	—	—	(1,407)
Unfunded loan commitments	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	4,083
Foreign currency translations	—	—	—	—	(112)
Futures contracts	—	—	43	—	23,068
Swap contracts	—	—	—	—	(2,335)
Net gain/(loss) on investments	(2,276)	(7,700)	(1,208)	(3,062)	(132,903)
Net increase/(decrease) in net assets resulting from operations	$(930)	$(2,314)	$175	$445	$(27,709)

Statements of Operations (cont'd)

Neuberger Berman Income Funds
(000's omitted)

UNCONSTRAINED BOND FUND
For the Year Ended October 31, 2018
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$3,463
Dividend income—unaffiliated issuers	184
Dividend income—affiliated issuers (Note F)	—
Foreign taxes withheld (Note A)	—
Total income	$3,647
Expenses:
Investment management fees (Note B)	443
Administration fees (Note B):
Investor Class	—
Trust Class	—
Institutional Class	66
Class A	1
Class C	—
Class R3	—
Class R6	43
Distribution fees (Note B):
Investor Class	—
Trust Class	—
Class A	1
Class C	—
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Institutional Class	(1)
Class A	—
Class C	—
Class R3	—
Class R6	—
Proxy-related expense (Note A)	—
Audit fees	65
Custodian and accounting fees	164
Insurance expense	3
Legal fees	84
Registration and filing fees	67
Shareholder reports	7
Trustees' fees and expenses	45
Interest expense	—
Miscellaneous	20
Total expenses	1,008
Expenses reimbursed by Management (Note B)	(389)
Investment management fees waived (Note A)	—
Total net expenses	619
Net investment income/(loss)	$3,028

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

UNCONSTRAINED BOND FUND
For the Year Ended October 31, 2018
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,098
Transactions in investment securities of affiliated issuers	—
Settlement of forward foreign currency contracts	1,970
Settlement of foreign currency transactions	126
Expiration or closing of futures contracts	1,528
Expiration or closing of swap contracts	(530)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(6,664)
Investment securities of affiliated issuers	—
Unfunded loan commitments	—
Forward foreign currency contracts	53
Foreign currency translations	(40)
Futures contracts	376
Swap contracts	376
Net gain/(loss) on investments	(1,707)
Net increase/(decrease) in net assets resulting from operations	$1,321

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		CORE PLUS FUND		EMERGING MARKETS DEBT FUND
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Period from July 18, 2017 (Commencement of Operations) to October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$10,740	$8,312	$335	$73	$11,488	$9,060
Net realized gain/(loss) on investments (Note A)	(6,113)	(2,639)	(232)	3	(4,876)	(72)
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(14,791)	(2,544)	(452)	(16)	(20,947)	1,786
Net increase/(decrease) in net assets resulting from operations	(10,164)	3,129	(349)	60	(14,335)	10,774
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(227)	(270)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(9,545)	(8,936)	(310)	(71)	(7,109)	(8,066)
Class A	(456)	(577)	(7)	(2)	(197)	(27)
Class C	(39)	(66)	(5)	(1)	(12)	(8)
Class R3	—	—	—	—	—	—
Class R6	—	—	(71)	(19)	—	—
Tax return of capital:
Investor Class	(31)	(37)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(1,107)	(1,055)	(15)	—	(4,002)	(821)
Class A	(63)	(78)	(1)	—	(128)	(3)
Class C	(9)	(13)	—	—	(11)	(1)
Class R6	—	—	(3)	—	—	—
Total distributions to shareholders	(11,477)	(11,032)	(412)	(93)	(11,459)	(8,926)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	829	1,693	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	173,592	114,170	1,451	7,600	90,516	126,153
Class A	2,092	6,052	58	214	10,647	2,781
Class C	255	495	—	200	472	411
Class R3	—	—	—	—	—	—
Class R6	—	—	—	2,000	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	235	283	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	7,129	7,934	325	71	10,734	8,848
Class A	497	609	2	—	323	21
Class C	38	56	—	—	19	4
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,653)	(2,884)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(125,525)	(97,793)	(550)	(71)	(129,638)	(9,410)
Class A	(5,637)	(9,559)	(14)	—	(1,203)	(2,529)
Class C	(1,223)	(2,054)	—	—	(473)	(136)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	50,629	19,002	1,272	10,014	(18,603)	126,143
Net Increase/(Decrease) in Net Assets	28,988	11,099	511	9,981	(44,397)	127,991
Net Assets:
Beginning of year	374,645	363,546	9,981	—	248,562	120,571
End of year	$403,633	$374,645	$10,492	$9,981	$204,165	$248,562

See Notes to Financial Statements

	FLOATING RATE INCOME FUND		HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$15,318	$13,507	$133,389	$198,030	$3,316	$3,401
Net realized gain/(loss) on investments (Note A)	(403)	153	(1,933)	74,618	(34)	(1,617)
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(3,002)	1,221	(134,280)	(31,605)	(1,859)	(1,271)
Net increase/(decrease) in net assets resulting from operations	11,913	14,881	(2,824)	241,043	1,423	513
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	(5,422)	(6,532)	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(13,978)	(12,243)	(72,816)	(139,862)	(3,287)	(4,110)
Class A	(753)	(674)	(2,673)	(4,009)	(17)	(19)
Class C	(572)	(574)	(829)	(1,199)	(12)	(10)
Class R3	—	—	(496)	(532)	—	—
Class R6	—	—	(51,152)	(45,894)	—	—
Tax return of capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	(15)	—	—	—	—
Class A	—	(1)	—	—	—	—
Class C	—	(1)	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(15,303)	(13,508)	(133,388)	(198,028)	(3,316)	(4,139)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	6,947	9,915	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	171,456	254,672	297,995	559,461	18,281	26,407
Class A	8,427	15,546	50,258	64,916	994	192
Class C	1,531	2,623	486	909	177	558
Class R3	—	—	2,601	9,833	—	—
Class R6	—	—	109,461	986,552	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	5,134	5,951	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	13,228	11,161	61,548	80,425	3,287	4,109
Class A	567	549	2,359	3,573	14	17
Class C	381	363	504	690	11	10
Class R3	—	—	475	501	—	—
Class R6	—	—	51,035	41,697	—	—
Payments for shares redeemed:
Investor Class	—	—	(25,982)	(39,466)	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(183,995)	(185,522)	(605,988)	(2,218,315)	(28,135)	(53,223)
Class A	(5,949)	(22,065)	(88,899)	(85,588)	(428)	(713)
Class C	(5,689)	(7,096)	(7,602)	(9,558)	(438)	(155)
Class R3	—	—	(11,401)	(4,706)	—	—
Class R6	—	—	(895,187)	(443,904)	—	—
Net increase/(decrease) from Fund share transactions	(43)	70,231	(1,046,256)	(1,037,114)	(6,237)	(22,798)
Net Increase/(Decrease) in Net Assets	(3,433)	71,604	(1,182,468)	(994,099)	(8,130)	(26,424)
Net Assets:
Beginning of year	373,860	302,256	3,247,963	4,242,062	97,066	123,490
End of year	$370,427	$373,860	$2,065,495	$3,247,963	$88,936	$97,066

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds
(000's omitted)

	MUNICIPAL IMPACT FUND		MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$1,346	$1,344	$5,386	$4,357	$1,383	$930
Net realized gain/(loss) on investments (Note A)	(46)	104	393	910	(529)	(78)
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(2,230)	(986)	(8,093)	(1,977)	(679)	(335)
Net increase/(decrease) in net assets resulting from operations	(930)	462	(2,314)	3,290	175	517
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	(332)	(368)	(423)	(329)
Trust Class	—	—	—	—	(43)	(29)
Institutional Class	(1,445)	(2,002)	(5,624)	(5,090)	(1,206)	(926)
Class A	—	—	(159)	(130)	(35)	(39)
Class C	—	—	(49)	(58)	(13)	(7)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(1,445)	(2,002)	(6,164)	(5,646)	(1,720)	(1,330)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	862	487	1,138	1,758
Trust Class	—	—	—	—	810	383
Institutional Class	118	395	46,379	62,797	32,614	58,980
Class A	25	—	1,975	4,444	3,182	1,353
Class C	25	—	646	527	184	348
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	274	312	393	304
Trust Class	—	—	—	—	43	29
Institutional Class	1,303	1,816	1,978	4,410	1,193	907
Class A	—	—	138	91	23	25
Class C	—	—	32	38	10	5
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(1,633)	(2,604)	(4,255)	(6,668)
Trust Class	—	—	—	—	(1,026)	(711)
Institutional Class	(6,284)	(3,395)	(36,597)	(35,356)	(50,873)	(34,919)
Class A	—	—	(2,087)	(7,621)	(4,216)	(3,716)
Class C	—	—	(519)	(1,450)	(581)	(1,727)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	(4,813)	(1,184)	11,448	26,075	(21,361)	16,351
Net Increase/(Decrease) in Net Assets	(7,188)	(2,724)	2,970	23,719	(22,906)	15,538
Net Assets:
Beginning of year	59,545	62,269	223,844	200,125	103,165	87,627
End of year	$52,357	$59,545	$226,814	$223,844	$80,259	$103,165

See Notes to Financial Statements

	SHORT DURATION HIGH INCOME FUND		STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$3,507	$4,782	$105,194	$75,839	$3,028	$1,790
Net realized gain/(loss) on investments (Note A)	(615)	1,132	(4,510)	18,912	4,192	(1,878)
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(2,447)	(184)	(128,393)	6,198	(5,899)	2,816
Net increase/(decrease) in net assets resulting from operations	445	5,730	(27,709)	100,949	1,321	2,728
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(667)	(778)	—	—
Institutional Class	(3,407)	(4,632)	(89,951)	(58,742)	(1,052)	(216)
Class A	(65)	(114)	(6,442)	(6,793)	(9)	(4)
Class C	(33)	(36)	(4,042)	(3,865)	—	—
Class R3	—	—	—	—	—	—
Class R6	—	—	(13,390)	(7,995)	(1,335)	(635)
Tax return of capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	(20)	—	—
Institutional Class	—	—	—	(1,363)	—	(60)
Class A	—	—	—	(179)	—	(2)
Class C	—	—	—	(131)	—	—
Class R6	—	—	—	(183)	—	(167)
Total distributions to shareholders	(3,505)	(4,782)	(114,492)	(80,049)	(2,396)	(1,084)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	6,901	3,910	—	—
Institutional Class	36,893	40,202	915,494	965,626	18,574	42,602
Class A	206	952	56,055	88,398	75	16
Class C	105	253	15,263	19,279	3	—
Class R3	—	—	—	—	—	—
Class R6	—	—	56,910	131,568	1,603	1,275
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	654	784	—	—
Institutional Class	3,403	4,628	69,587	45,802	1,044	273
Class A	64	113	5,737	6,334	8	5
Class C	32	35	3,127	3,011	—	—
Class R3	—	—	—	—	—	—
Class R6	—	—	13,390	8,175	1,335	802
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(7,204)	(12,527)	—	—
Institutional Class	(73,662)	(38,078)	(696,396)	(425,601)	(21,155)	(2,089)
Class A	(1,701)	(1,931)	(85,486)	(191,794)	(143)	(191)
Class C	(234)	(378)	(39,755)	(56,916)	(11)	—
Class R3	—	—	—	—	—	—
Class R6	—	—	(16,456)	(37,029)	(821)	(242)
Net increase/(decrease) from Fund share transactions	(34,894)	5,796	297,821	549,020	512	42,451
Net Increase/(Decrease) in Net Assets	(37,954)	6,744	155,620	569,920	(563)	44,095
Net Assets:
Beginning of year	118,398	111,654	2,715,354	2,145,434	99,081	54,986
End of year	$80,444	$118,398	$2,870,974	$2,715,354	$98,518	$99,081

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Core Plus Fund ("Core Plus"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Impact Fund ("Municipal Impact") (formerly, Neuberger Berman New York Municipal Income Fund ("NY Muni Fund")), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income"), Neuberger Berman Strategic Income Fund ("Strategic Income") and Neuberger Berman Unconstrained Bond Fund ("Unconstrained Bond") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund (except Emerging Markets Debt) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Unconstrained Bond became diversified in December 2017). Additionally, Municipal Impact became diversified in June 2018 in connection with its investment strategy change. Four Funds offer Investor Class shares, two offer Trust Class shares, twelve offer Institutional Class shares, twelve offer Class A shares, twelve offer Class C shares, one offers Class R3 shares and four offer Class R6 shares. Core Plus had no operations until July 18, 2017, other than matters relating to its organization and registration of its shares under the 1933 Act. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", either reflects a zero balance or a balance that rounds to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities and exchange-traded funds ("ETFs"), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt, and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of cross currency swaps is determined by Management by obtaining valuations from independent pricing services based on present value of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: Core Bond, Core Plus, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Core Plus, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which each of Core Bond, High Income, Short Duration and Strategic Income participated as a class member. The amounts of such proceeds for the year ended October 31, 2018 were $2,796, $7,231, $9,089 and $41 for Core Bond, High Income, Short Duration and Strategic Income, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2018, the Funds did not have any unrecognized tax positions.

At October 31, 2018, selected Fund information for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$441,493	$591	$15,729	$(15,138)
Core Plus	12,336	36	549	(513)
Emerging Markets Debt	219,286	5,462	24,698	(19,236)
Floating Rate Income	391,147	1,277	4,104	(2,827)
High Income	2,101,704	42,306	68,712	(26,406)
Municipal High Income	88,767	702	2,072	(1,370)
Municipal Impact	54,672	276	803	(527)
Municipal Intermediate Bond	228,740	1,008	5,068	(4,060)
Short Duration Bond	81,142	6	1,181	(1,175)
Short Duration High Income	81,093	185	1,301	(1,116)
Strategic Income	3,688,067	29,100	150,545	(121,445)
Unconstrained Bond	98,724	6,108	10,266	(4,158)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2018, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating losses; non-deductible stock issuance costs; return of capital distributions; expiration of capital loss carryforwards; and deemed distributions on shareholder redemptions. These reclassifications had no effect on net income, NAV or NAV per share of each Fund. For the year ended October 31, 2018, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Core Bond	$—	$—
Core Plus	—	—
Emerging Markets Debt	—	—
Floating Rate Income	—	—
High Income	—	—
Municipal High Income	—	—
Municipal Impact	—	—
Municipal Intermediate Bond	—	—
Short Duration Bond	(850,271)	850,271
Short Duration High Income	—	—
Strategic Income	(392)	392
Unconstrained Bond	—	—

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 was as follows:

	Distributions Paid From:
	Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2018	2017		2018	2017		2018	2017		2018	2017		2018	2017
Core Bond	$10,267,476	$9,849,506		$—	$—		$—	$—		$1,209,987	$1,182,601		$11,477,463	$11,032,107
Core Plus	393,382	92,596	(a)	—	—	(a)	—	—	(a)	18,542	—	(a)	411,924	92,596	(a)
Emerging Markets Debt	7,317,963	8,101,457		—	—		—	—		4,140,579	824,582		11,458,542	8,926,039
Floating Rate Income	15,303,326	13,491,579		—	—		—	—		—	17,066		15,303,326	13,508,645
High Income	133,388,300	198,028,367		—	—		—	—		—	—		133,388,300	198,028,367
Municipal High Income	3,005	691,647		3,313,436	3,398,162		—	49,229		—	—		3,316,441	4,139,038
Municipal Impact	68	168,144		1,345,559	1,343,980		98,554	491,145		—	—		1,444,181	2,003,269
Municipal Intermediate Bond	—	39,810		5,385,850	4,356,974		778,494	1,249,435		—	—		6,164,344	5,646,219
Short Duration Bond	1,720,312	1,330,263		—	—		—	—		—	—		1,720,312	1,330,263
Short Duration High Income	3,505,126	4,781,943		—	—		—	—		—	—		3,505,126	4,781,943
Strategic Income	114,491,952	78,173,393		—	—		—	—		—	1,875,707		114,491,952	80,049,100
Unconstrained Bond	2,396,094	855,373		—	—		—	—		—	228,899		2,396,094	1,084,272

(a)  Period from July 18, 2017 (Commencement of Operations) to October 31, 2017.

As of October 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$—	$—	$—	$(15,129,108)	$(8,301,998)	$(394,858)	$(23,825,964)
Core Plus	—	—	—	(511,692)	(253,624)	(7,195)	(772,511)
Emerging Markets Debt	—	—	—	(19,273,781)	(6,863,028)	(37,192)	(26,174,001)
Floating Rate Income	49,188	—	—	(2,827,781)	(17,237,100)	(106,947)	(20,122,640)
High Income	1,191,258	—	—	(26,406,092)	(124,839,025)	(1,013,063)	(151,066,922)
Municipal High Income	—	55,959	—	(1,369,947)	(1,621,259)	(16,904)	(2,952,151)
Municipal Impact	—	24,963	—	(526,655)	(45,851)	(13,172)	(560,715)
Municipal Intermediate Bond	—	406,852	393,373	(4,060,056)	—	(407,012)	(3,666,843)
Short Duration Bond	162,892	—	—	(1,175,683)	(6,723,006)	(2,790)	(7,738,587)
Short Duration High Income	4,825	—	—	(1,115,237)	(14,691,046)	(4,104)	(15,805,562)
Strategic Income	1,041,628	—	—	(121,650,501)	(18,134,643)	(1,878,298)	(140,621,814)
Unconstrained Bond	1,338,852	—	—	(4,181,107)	(6,827,308)	(21,464)	(9,691,027)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales; timing differences at fund level distributions, mark-to-market adjustments on swaps, futures, forward and option contracts; late-year ordinary loss deferrals, unamortized organization expenses and tax adjustments related to real estate investment trusts, TIPS, passive foreign investment companies, short sales, partnerships, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2018, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2019
Floating Rate Income	$835,287
Short Duration	1,276,932

	Post-Enactment
	Long-Term	Short-Term
Core Bond	$2,196,956	$6,105,042
Core Plus	31,358	222,266
Emerging Markets Debt	3,898,951	2,964,077
Floating Rate Income	11,037,942	5,363,871
High Income	105,977,645	18,861,380
Municipal High Income	547,575	1,073,684
Municipal Impact	—	45,851
Short Duration	4,311,595	1,134,479
Short Duration High Income	11,243,719	3,447,327
Strategic Income	—	18,134,643
Unconstrained Bond	—	6,827,308

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2018, Strategic Income and Unconstrained Bond utilized capital loss carryforwards of $15,078,278 and $4,274,906 respectively.

During the year ended October 31, 2018, Short Duration had capital loss carryforwards expire of $850,271.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8  Dollar rolls: Core Bond, Core Plus, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld pertaining to interest or dividends, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2018, Emerging Markets Debt had accrued capital gains taxes of $7,993, which is reflected in the Statements of Assets and Liabilities.

11  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Securities Lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of October 31, 2018, the Funds did not participate in securities lending.

13  Derivative instruments: Certain Funds' use of derivatives during the year ended October 31, 2018, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2018. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the year ended October 31, 2018, Core Bond, Emerging Markets Debt and Short Duration used futures for economic hedging purposes, including as a maturity or duration management device. During the year ended October 31, 2018, Core Plus used futures as a means of hedging risk and/or for investment purposes, including altering the Fund's exposure to interest rates and currencies. During the year ended October 31, 2018, Strategic Income used futures for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the year ended October 31, 2018 Unconstrained Bond used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, adjust the duration of the Fund's portfolio and to enhance total return.

At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Forward foreign currency contracts: During the year ended October 31, 2018, Emerging Markets Debt used forward contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to add value by applying foreign exchange leverage, and to gain exposure to the markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the year ended October 31, 2018, Strategic Income used forward contracts for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the year ended October 31, 2018, Unconstrained Bond used forward contracts to obtain or reduce exposure to certain markets, to establish net short or long positions for currencies, hedge risk and to enhance total return.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the year ended October 31, 2018, Core Plus used credit default swaps for investment purposes, including altering the Fund's exposure to sectors. During the year ended October 31, 2018, Emerging Markets Debt used credit default swaps to manage or adjust credit risk of the Fund, to take advantage of the portfolio managers' views on credit risk, market pricing of credit events and in an effort to add value or leverage risk exposures by selling protection. During the year ended October 31, 2018, Strategic Income used credit default swaps for economic hedging purposes, including as a sector allocation adjustment mechanism towards credit. During the year ended October 31, 2018, Unconstrained Bond used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate swap contracts: During the year ended October 31, 2018, Core Plus used interest rate swaps as a mean of hedging risk and/or for investment purposes, including altering the Fund's exposure to interest rates. During the year ended October 31, 2018, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to add value by obtaining leveraged rate positions. During the year ended October 31, 2018, Strategic Income used interest rate swaps for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the year ended October 31, 2018, Unconstrained Bond used interest rate swaps to hedge risk, manage or adjust the risk profile of the Fund, obtain or reduce exposure to certain markets, establish net short positions for individual markets, adjust the duration of the Fund's portfolio, alter the Fund's exposure to interest rates and to enhance total return. Under the terms of interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly or quarterly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swaps, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Cross currency swap contracts: During the year ended October 31, 2018, Emerging Markets Debt used cross currency swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to add value by obtaining leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase/(decrease) in net assets resulting from operations.

At October 31, 2018, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives (000's omitted)
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$959	$—	$138	$1,097
Total Value—Assets		$959	$—	$138	$1,097
Core Plus
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$10	$—	$15	$25
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	18	36	—	54
Total Value—Assets		$28	$36	$15	$79
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$126	$—	$—	$126
Forward contracts	Receivable for forward foreign currency contracts	—	—	2,888	2,888
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	364	—	—	364
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	395	—	182	577
Total Value—Assets		$885	$—	$3,070	$3,955

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$22,672	$—	$93	$22,765
Forward contracts	Receivable for forward foreign currency contracts	—	—	5,072	5,072
Total Value—Assets		$22,672	$—	$5,165	$27,837
Unconstrained Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$1,635	$—	$—	$1,635
Forward contracts	Receivable for forward foreign currency contracts	—	—	3,324	3,324
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	43	128	—	171
Total Value—Assets		$1,678	$128	$3,324	$5,130
Liability Derivatives (000's omitted)
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(795)	$—	$(107)	$(902)
Total Value—Liabilities		$(795)	$—	$(107)	$(902)
Core Plus
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(13)	$—	$(3)	$(16)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—	(3)	—	(3)
Total Value—Liabilities		$(13)	$(3)	$(3)	$(19)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(124)	$—	$—	$(124)
Forward contracts	Payable for forward foreign currency contracts	—	—	(3,309)	(3,309)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(420)	—	—	(420)
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	(836)	(24)	(244)	(1,104)
Total Value—Liabilities		$(1,380)	$(24)	$(3,553)	$(4,957)
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(26)	$—	$—	$(26)
Total Value—Liabilities		$(26)	$—	$—	$(26)
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(4,221)	$—	$(64)	$(4,285)
Forward contracts	Payable for forward foreign currency contracts	—	—	(989)	(989)
Total Value—Liabilities		$(4,221)	$—	$(1,053)	$(5,274)
Unconstrained Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(533)	$—	$—	$(533)
Forward contracts	Payable for forward foreign currency contracts	—	—	(2,576)	(2,576)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(8)	(902)	—	(910)
Total Value—Liabilities		$(541)	$(902)	$(2,576)	$(4,019)

(a)  "Centrally cleared swaps" and "Over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap or Over-the-counter swap contracts plus accrued interest as of October 31, 2018, which are reflected in the Statements of Assets and Liabilities under the captions "Receivable/Payable for accumulated variation margin on centrally cleared swap contracts" and "Over-the-counter swap contracts, at value", respectively.

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2018, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(2,078)	$—	$638	$(1,440)
Total Realized Gain/(Loss)		$(2,078)	$—	$638	$(1,440)
Core Plus
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(78)	$—	$45	$(33)
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	(1)	28	—	27
Total Realized Gain/(Loss)		$(79)	$28	$45	$(6)
Emerging Markets Debt
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(265)	$—	$—	$(265)
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	—	1,587	1,587
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	573	—	375	948
Total Realized Gain/(Loss)		$308	$—	$1,962	$2,270
Short Duration
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(208)	$—	$—	$(208)
Total Realized Gain/(Loss)		$(208)	$—	$—	$(208)
Strategic Income
Futures	Net realized gain (loss) on: expiration or closing of futures contracts	$(1,407)	$—	$(596)	$(2,003)
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	—	11,743	11,743
Swaps	Net realized gain (loss) on: expiration or closing of swap contracts	473	3,901	—	4,374
Total Realized Gain/(Loss)		$(1,407)	$4,374	$11,147	$14,114

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Unconstrained Bond
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$1,528	$—	$—	$1,528
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	—	1,970	1,970
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	(530)	—	(530)
Total Realized Gain/(Loss)		$1,528	$(530)	$1,970	$2,968

Change in Appreciation/(Depreciation)
(000's omitted)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$614	$—	$100	$714
Total Change in Appreciation/(Depreciation)		$614	$—	$100	$714
Core Plus
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$18	$—	$15	$33
Swaps	Change in net unrealized appreciation/depreciation) in value of: swap contracts	18	(10)	—	8
Total Change in Appreciation/(Depreciation)		$36	$(10)	$15	$41
Emerging Markets Debt
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$18	$—	$—	$18
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	—	(219)	(219)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	(803)	(75)	(33)	(911)
Total Change in Appreciation/(Depreciation)		$(785)	$(75)	$(252)	$(1,112)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Short Duration
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$43	$—	$—	$43
Total change in Appreciation/(Depreciation)		$43	$—	$—	$43
Strategic Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$21,730	$—	$1,338	$23,068
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	—	4,083	4,083
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	(2,335)	—	(2,335)
Total Change in Appreciation/(Depreciation)		$21,730	$(2,335)	$5,421	$24,816
Unconstrained Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$376	$—	$—	$376
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	—	53	53
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	48	328	—	376
Total Change in Appreciation/(Depreciation)		$424	$328	$53	$805

Management has concluded that the Funds, except Core Bond, Core Plus, Emerging Markets Debt, Short Duration, Strategic Income and Unconstrained Bond, did not hold any derivative instruments during the year ended October 31, 2018, that require additional disclosures pursuant to ASC 815.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Debt, Strategic Income and Unconstrained Bond held investments in these securities at October 31, 2018. The Funds' derivative and security lending assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and security lending assets and liabilities, by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2018.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$577	$—	$577
Forward contracts	2,888	—	2,888
Total	$3,465	$—	$3,465
Strategic Income
Forward contracts	$5,072	$—	$5,072
Total	$5,072	$—	$5,072
Unconstrained Bond
Forward contracts	$3,324	$—	$3,324
Total	$3,324	$—	$3,324

  Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
Citibank, N.A.	$713	$(713)	$—	$—
Goldman Sachs International	1,448	(1,448)	—	—
JPMorgan Chase Bank, N.A.	1,071	(1,071)	—	—
Standard Chartered Bank	59	(59)	—	—
State Street Bank and Trust Company	174	(149)	—	25
Total	$3,465	$(3,440)	$—	$25
Strategic Income
Goldman Sachs International	$4,125	$(788)	$—	$3,337
JPMorgan Chase Bank, N.A.	947	(201)	(640)	106
Total	$5,072	$(989)	$(640)	$3,443
Unconstrained Bond
Citibank, N.A.	$349	$(349)	$—	$—
Goldman Sachs International	768	(500)	(268)	—
JPMorgan Chase Bank, N.A.	143	(143)	—	—
Royal Bank of Canada	662	(323)	(320)	19
Societe Generale	281	(281)	—	—
Standard Chartered Bank	164	(110)	—	54
State Street Bank and Trust Company	957	(417)	—	540
Total	$3,324	$(2,123)	$(588)	$613

Description (000's omitted)	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$(1,104)	$—	$(1,104)
Forward contracts	(3,309)	—	(3,309)
Total	$(4,413)	$—	$(4,413)
Strategic Income
Forward contracts	$(989)	$—	$(989)
Total	$(989)	$—	$(989)
Unconstrained Bond
Forward contracts	(2,576)	—	(2,576)
Total	$(2,576)	$—	$(2,576)

  Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
Citibank, N.A.	$(859)	$713	$—	$(146)
Goldman Sachs International	(1,634)	1,448	186	—
JPMorgan Chase Bank, N.A.	(1,711)	1,071	640	—
Standard Chartered Bank	(60)	59	—	(1)
State Street Bank and Trust Company	(149)	149	—	—
Total	$(4,413)	$3,440	$826	$(147)
Strategic Income
Goldman Sachs International	$(788)	$788	$—	$—
JPMorgan Chase Bank, N.A.	(201)	201	—	—
Total	$(989)	$989	$—	$—
Unconstrained Bond
Citibank, N.A.	$(485)	$349	$—	$(136)
Goldman Sachs International	(500)	500	—	—
JPMorgan Chase Bank, N.A.	(384)	143	—	(241)
Royal Bank of Canada	(323)	323	—	—
Societe Generale	(357)	281	76	—
Standard Chartered Bank	(110)	110	—	—
State Street Bank and Trust Company	(417)	417	—	—
Total	$(2,576)	$2,123	$76	$(377)

(a)  Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2018, in the event of a counterparty failure.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: Neuberger Berman Income Funds and Management have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order ("Exemptive Order"). Through October 31, 2018, Strategic Income invested in Emerging Markets Debt and Short Duration (collectively the "Underlying Funds") (see Note F).

For Strategic Income's investment in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the year ended October 31, 2018, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2018, distributions from income received from the Underlying Funds on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the year ended October 31, 2018, management fees waived under this Arrangement and distributions from income on Strategic Income's investments in the Underlying Funds were as follows:

	Management Fees Waived	Distributions from Income
Strategic Income	$36,901	$358,899

16  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act, the Exemptive Order or the ETF's exemptive order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

17  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of October 31, 2018, the value of unfunded loan commitments was approximately $44,000, $55,000 and $14,000 for Floating Rate Income, Short Duration High Income and Strategic Income, respectively, pursuant to the following loan agreements:

Floating Rate Income (000's omitted)
Borrower	Principal Amount	Value
Pearl Intermediate Parent LLC, Term loan DD, 1.00%, due 2/14/25	$45	$44
Short Duration High Income (000's omitted)
Borrower	Principal Amount	Value
Universal Hospital Services, Term Loan DD, due 10/18/25	$55	$55

Strategic Income (000's omitted)
Borrower	Principal Amount	Value
Pearl Intermediate Parent LLC, Term Loan DD, 1.00%, due 2/14/25	$14	$14

18  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, a Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2017, Strategic Income realized a net loss of $(310,903) on $16,064,021 of in-kind redemptions. There were no in-kind redemptions for any Fund during the year ended October 31, 2018.

19  Fundamental policy change: On June 13, 2018, shareholders of Municipal Impact, formerly, NY Muni Fund, approved a change to its fundamental policy to no longer require that the Fund invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes. Municipal Impact will continue to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and securities the interest on which may be a tax preference item for purposes of the federal alternative minimum tax. In connection with the change to the fundamental policy, effective as of June 16, 2018, the NY Muni Fund changed its name to Municipal Impact and no longer invests 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes. Also in connection with this change, and as previously approved by the Board, Municipal Impact changed its principal investment strategies to invest mainly in securities of municipal issuers that finance projects that support beneficial environmental and social outcomes in U.S. communities, targeting positive impact alongside a financial return. Also in connection with this change, Municipal Impact may invest in securities that are investment grade or non-investment grade since prior to this change, it invested in securities that are deemed investment grade at the time of investment. In addition, the total annual operating expenses for Institutional Class shares of Municipal Impact, which were 0.92% of average net assets, were capped at 0.43% of average net assets (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) as of June 16, 2018. Costs incurred by Municipal Impact in connection with its fundamental policy change, which amounted to $40,677 and are reflected as Proxy-related expense in the Statements of Operations, have been expensed as incurred.

20  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond and Municipal Impact:
	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Core Plus:
	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
For Emerging Markets Debt:
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Floating Rate Income:
	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
For High Income:
	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Municipal Intermediate Bond(a):
	0.23%	0.23%	0.225%	0.225%	0.20%	0.175%	0.15%
For Short Duration(b):
	0.20%	0.20%	0.20%	0.20%	0.20%	0.175%	0.15%
For Short Duration High Income and Unconstrained Bond:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
For Strategic Income(c)(d):
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)  0.25% of the first $500 million prior to February 28, 2018.

(b)  0.25% of the first $500 million and 0.225% for the next $500 million prior to February 28, 2018.

(c)  0.40% after management fee waiver (see Note A).

(d)  0.55% prior to December 1, 2016.

Accordingly, for the year ended October 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

Effective Rate
Core Bond	0.25%
Municipal High Income	0.40%
Municipal Impact	0.25%
Municipal Intermediate Bond	0.24%
Short Duration	0.22%
Strategic Income	0.40%

Each Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, each Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement in addition to an annual fee for certain class level services (specifically, 0.21% for each of Investor Class, Class A, Class C and Class R3; 0.44% for Trust Class of Short Duration; 0.34% for Trust Class of Strategic Income; 0.09% for Institutional Class and 0.02% for Class R6, each as a percentage of average daily net assets). Effective July 1, 2017, the administration fee is only assessed at the Class level and each share class of a Fund, as applicable, pays Management an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.08% for Class R6 (effective December 6, 2018, the administration fee for Class R6 is 0.05%), each as a percentage of its average daily net assets. This did not result in an increase in any administration expense for any Fund or share class. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At October 31, 2018, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Year Ended October 31,
				2016	2017		2018
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2019	2020		2021
Core Bond Investor Class	0.85%		10/31/21	$35,596	$29,581		$27,349
Core Bond Institutional Class	0.45%		10/31/21	382,027	302,617		325,526
Core Bond Class A	0.85%		10/31/21	35,829	16,842		13,557
Core Bond Class C	1.60%		10/31/21	5,463	2,798		1,869
Core Plus Institutional Class	0.45	%(b)	10/31/21	—	161,151	(c)	187,302
Core Plus Class A	0.82	%(b)	10/31/21	—	4,377	(c)	5,168
Core Plus Class C	1.57	%(b)	10/31/21	—	4,273	(c)	4,188
Core Plus Class R6	0.38	%(b)(k)	10/31/21	—	42,429	(c)	42,169

				Expenses Reimbursed in Year Ended October 31,
				2016	2017	2018
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2019	2020	2021
Emerging Markets Debt Institutional Class	0.78	%(d)	10/31/21	$373,165	$347,032	$457,406
Emerging Markets Debt Class A	1.15	%(d)	10/31/21	785	1,400	15,759
Emerging Markets Debt Class C	1.90	%(d)	10/31/21	870	499	1,301
Floating Rate Income Institutional Class	0.70%		10/31/21	466,719	400,905	475,802
Floating Rate Income Class A	1.07%		10/31/21	48,465	28,087	30,445
Floating Rate Income Class C	1.82%		10/31/21	56,490	28,361	26,854
High Income Investor Class	1.00%		10/31/21	—	—	—
High Income Institutional Class	0.75%		10/31/21	—	—	—
High Income Class A	1.12%		10/31/21	—	9,011	11,115
High Income Class C	1.87%		10/31/21	—	—	—
High Income Class R3	1.37%		10/31/21	—	—	—
High Income Class R6	0.68	%(k)	10/31/21	—	—	—
Municipal High Income Institutional Class	0.50	%(e)	2/28/19	404,441	343,644	341,403
Municipal High Income Class A	0.87	%(e)	2/28/19	13,157	2,162	2,546
Municipal High Income Class C	1.62	%(e)	2/28/19	1,526	1,262	1,802
Municipal Impact Institutional Class	0.43	%(f)	10/31/21	—	—	162,783
Municipal Impact Class A	0.80%		10/31/21	—	—	89	(g)
Municipal Impact Class C	1.55%		10/31/21	—	—	91	(g)
Municipal Intermediate Bond Investor Class	0.58	%(h)	10/31/21	30,651	17,913	18,441
Municipal Intermediate Bond Institutional Class	0.43	%(h)	10/31/21	227,929	150,041	202,676
Municipal Intermediate Bond Class A	0.80	%(h)	10/31/21	11,816	4,415	6,691
Municipal Intermediate Bond Class C	1.55	%(h)	10/31/21	4,967	3,184	3,285
Short Duration Investor Class	0.59	%(i)	10/31/21	148,552	99,584	102,348
Short Duration Trust Class	0.69	%(i)	10/31/21	15,145	10,328	11,423
Short Duration Institutional Class	0.39	%(i)	10/31/21	168,696	204,660	232,853
Short Duration Class A	0.76	%(i)	10/31/21	25,265	12,847	8,714
Short Duration Class C	1.51	%(i)	10/31/21	14,268	7,070	5,866
Short Duration High Income Institutional Class	0.75%		10/31/21	194,129	209,217	234,823
Short Duration High Income Class A	1.12%		10/31/21	5,114	6,750	5,713
Short Duration High Income Class C	1.87%		10/31/21	1,742	2,485	3,512
Strategic Income Trust Class	0.94	%(j)	10/31/21	9,298	9,016	9,494
Strategic Income Institutional Class	0.59	%(j)	10/31/21	287,082	305,847	540,043
Strategic Income Class A	0.99	%(j)	10/31/21	63,154	18,909	20,071
Strategic Income Class C	1.69	%(j)	10/31/21	93,893	66,990	63,520
Strategic Income Class R6	0.52	%(j)(k)	10/31/21	51,475	40,217	81,957
Unconstrained Bond Institutional Class	0.65%		10/31/21	479,020	114,474	173,383

				Expenses Reimbursed in Year Ended October 31,
				2016	2017	2018
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2019	2020	2021
Unconstrained Bond Class A	1.02%		10/31/21	$3,371	$3,521	$1,991
Unconstrained Bond Class C	1.77%		10/31/21	313	266	125
Unconstrained Bond Class R6	0.58	%(k)	10/31/21	58,338	329,830	213,488

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Core Plus on July 18, 2017 (Commencement of Operations). For the period ended October 31, 2017, voluntary reimbursements for the Institutional Class, Class A, Class C and Class R6 of Core Plus amounted to $94, $4, $9 and $21, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above.

(c)  Period from July 18, 2017 (Commencement of Operations) to October 31, 2017.

(d)  Prior to February 28, 2017, the contractual expense limitation was 0.90% for Institutional Class, 1.27% for Class A and 2.02% for Class C.

(e)  From March 1, 2019 to October 31, 2021, the contractual expense limitation is 0.60%, 0.97% and 1.72% for the Institutional Class, Class A and Class C, respectively.

(f)  Prior to June 18, 2018, the contractual expense limitation was 1.00% for Institutional Class.

(g)  Period from June 19, 2018 (Commencement of Operations) to October 31, 2018.

(h)  Prior to February 28, 2018, the contractual expense limitation was 0.65% for Investor Class, 0.50% for Institutional Class, 0.87% for Class A and 1.62% for Class C.

(i)  Prior to February 28, 2018, the contractual expense limitation was 0.70% for Investor Class, 0.80% for Trust Class, 0.50% for Institutional Class, 0.87% for Class A and 1.62% for Class C.

(j)  Prior to December 1, 2016, the contractual expense limitation was 1.10% for Trust Class, 0.75% for Institutional Class, 1.15% for Class A, 1.85% for Class C and 0.68% for Class R6.

(k)  Effective December 6, 2018, the contractual expense limitation for Class R6 of Core Plus, High Income, Strategic Income, and Unconstrained Bond is 0.35%, 0.65%, 0.49%, and 0.55%, respectively.

Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2018, there was no repayment to Management under these agreements.

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, is retained by Management to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by Management, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or Management.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Core Plus Class A's, Emerging Markets Debt Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal High Income Class A's, Municipal Impact Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's, Strategic Income Class A's and Unconstrained Bond Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Core Plus Class C's, Emerging Markets Debt Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal High Income Class C's, Municipal Impact Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's, Strategic Income Class C's and Unconstrained Bond Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2018, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$44	$—	$—	$—
Core Bond Class C	—	128	—	—
Core Plus Class A	—	—	—	—
Core Plus Class C	—	—	—	—
Emerging Markets Debt Class A	244	—	—	—
Emerging Markets Debt Class C	—	121	—	—
Floating Rate Income Class A	303	—	—	—
Floating Rate Income Class C	—	155	—	—
High Income Class A	361	—	—	—
High Income Class C	—	204	—	—
Municipal High Income Class A	715	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Municipal High Income Class C	$—	$2,500	$—	$—
Municipal Impact Class A(a)	—	—	—	—
Municipal Impact Class C(a)	—	—	—	—
Municipal Intermediate Bond Class A	375	—	—	—
Municipal Intermediate Bond Class C	—	—	—	—
Short Duration Class A	367	—	—	—
Short Duration Class C	—	—	—	—
Short Duration High Income Class A	—	—	—	—
Short Duration High Income Class C	—	—	—	—
Strategic Income Class A	11,462	—	—	—
Strategic Income Class C	—	11,410	—	—
Unconstrained Bond Class A	—	—	—	—
Unconstrained Bond Class C	—	—	—	—

(a)  Period from June 19, 2018 (Commencement of Operations) to October 31,2018.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding swaps, forward contracts and futures) for the year ended October 31, 2018, were as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$792,712	$177,863	$768,875	$160,155
Core Plus	33,061	4,245	34,255	2,045
Emerging Markets Debt	—	163,467	—	202,514
Floating Rate Income	—	202,799	—	194,706
High Income	—	1,095,161	—	2,117,599
Municipal High Income	—	97,951	—	103,464
Municipal Intermediate Bond	—	231,932	—	229,597
Municipal Impact	—	52,097	—	53,992
Short Duration	31,061	45,362	25,346	63,434
Short Duration High Income	—	61,982	—	97,254
Strategic Income	10,202,403	2,113,642	10,472,638	1,347,173
Unconstrained Bond	21,704	51,952	24,577	44,927

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2018 and October 31, 2017 was as follows:

	For the Year Ended October 31, 2018				For the Year Ended October 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond
Investor Class	82	23	(164)	(59)	164	28	(280)	(88)
Institutional Class	17,163	709	(12,431)	5,441	11,091	771	(9,505)	2,357
Class A	208	50	(563)	(305)	586	60	(930)	(284)
Class C	25	4	(122)	(93)	48	5	(200)	(147)
Core Plus
Institutional Class	146	34	(58)	122	760	7	(7)	760 (a)
Class A	6	—	(1)	5	21	—	—	21 (a)
Class C	—	—	—	—	20	—	—	20 (a)
Class R6	—	—	—	—	200	—	—	200 (a)
Emerging Markets Debt
Institutional Class	10,084	1,232	(14,503)	(3,187)	14,052	993	(1,081)	13,964
Class A	1,167	38	(148)	1,057	307	2	(282)	27
Class C	51	2	(54)	(1)	45	1	(16)	30
Floating Rate Income
Institutional Class	17,295	1,337	(18,566)	66	25,631	1,124	(18,673)	8,082
Class A	851	57	(600)	308	1,566	55	(2,220)	(599)
Class C	155	38	(574)	(381)	264	37	(715)	(414)
High Income
Investor Class	811	602	(3,042)	(1,629)	1,134	678	(4,511)	(2,699)
Institutional Class	34,808	7,202	(70,710)	(28,700)	63,838	9,164	(253,075)	(180,073)
Class A	5,863	276	(10,381)	(4,242)	7,411	407	(9,821)	(2,003)
Class C	56	59	(886)	(771)	103	79	(1,090)	(908)
Class R3	302	56	(1,341)	(983)	1,122	57	(537)	642
Class R6	12,776	5,958	(104,224)	(85,490)	112,180	4,750	(50,630)	66,300
Municipal High Income
Institutional Class	1,800	324	(2,775)	(651)	2,642	412	(5,382)	(2,328)
Class A	98	1	(42)	57	19	2	(72)	(51)
Class C	17	1	(43)	(25)	55	1	(15)	41
Municipal Intermediate Bond
Investor Class	74	24	(141)	(43)	42	27	(222)	(153)
Institutional Class	3,996	169	(3,172)	993	5,390	378	(3,026)	2,742
Class A	170	12	(179)	3	376	8	(655)	(271)
Class C	56	3	(45)	14	45	3	(123)	(75)

	For the Year Ended October 31, 2018				For the Year Ended October 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Municipal Impact
Institutional Class	7	77	(372)	(288)	23	106	(196)	(67)
Class A(b)	1	—	—	1	—	—	—	—
Class C(b)	1	—	—	1	—	—	—	—
Short Duration
Investor Class	148	51	(552)	(353)	225	39	(853)	(589)
Trust Class	110	6	(140)	(24)	51	4	(95)	(40)
Institutional Class	4,233	155	(6,588)	(2,200)	7,552	116	(4,473)	3,195
Class A	431	3	(573)	(139)	182	3	(499)	(314)
Class C	25	1	(79)	(53)	46	1	(232)	(185)
Short Duration High Income
Institutional Class	3,878	356	(7,680)	(3,446)	4,151	475	(3,912)	714
Class A	22	7	(178)	(149)	98	11	(199)	(90)
Class C	11	3	(24)	(10)	26	4	(39)	(9)
Strategic Income
Trust Class	635	60	(656)	39	355	71	(1,135)	(709)
Institutional Class	83,678	6,395	(63,966)	26,107	87,590	4,144	(38,632)	53,102
Class A	5,114	526	(7,800)	(2,160)	8,018	574	(17,532)	(8,940)
Class C	1,391	287	(3,639)	(1,961)	1,749	273	(5,174)	(3,152)
Class R6	5,242	1,232	(1,504)	4,970	11,842	741	(3,361)	9,222
Unconstrained Bond
Institutional Class	1,971	111	(2,237)	(155)	4,553	29	(226)	4,356
Class A	8	1	(15)	(6)	1	1	(21)	(19)
Class C	—	—	(1)	(1)	—	—	—	—
Class R6	168	142	(87)	223	137	86	(25)	198

(a)  Period from July 18, 2017 (Commencement of Operations) to October 31, 2017.

(b)  Period from June 19, 2018 (Commencement of Operations) to October 31, 2018.

Note E—Line of Credit:

At October 31, 2018, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2018. During the year ended October 31, 2018, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

	Balance of Shares Held October 31, 2017	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2018	Value October 31, 2018	Distributions from Investments in Affiliated Issuers(b)	Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Strategic Income:
Emerging Markets Debt Institutional Class	9,086,791	73,096	9,159,887	—	$—	$321,383	$(5,122,201)	$1,355,183
Short Duration Bond Institutional Class	2,571,930	7,921	2,579,851	—	—	37,516	(128,702)	51,426
Total for affiliates not held as of October 31, 2018(c)					$—	$358,899	$(5,250,903)	$1,406,609

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

(c)  At October 31, 2018, the issuers of these companies were no longer held by the Fund.

Other: At October 31, 2018, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.08% and 0.25%, respectively, of the outstanding shares of Floating Rate Income. At October 31, 2018, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.05% and 0.09%, respectively, of the outstanding shares of High Income. At October 31, 2018, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund which are also managed by Management, held 0.51% and 0.73%, respectively, of the outstanding shares of Emerging Markets Debt.

In addition, at October 31, 2018, affiliated investors owned 88.61%, 14.61%, 0.97%, 2.49%, 0.06%, 0.09%, 3.28%, 2.50% and 0.10% of the outstanding shares of Core Plus, Emerging Markets Debt, Floating Rate Income, High Income Bond, Municipal High Income, Municipal Impact, Short Duration High Income, Strategic Income and Unconstrained Bond, respectively.

Note G—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to certain Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended October 31, 2017.

	Expenses Refunded	Interest Paid to the Funds
High Income	$63,791	$4,294
Municipal Impact	967	5

Note H—Legal Matters:

On June 1, 2015, High Income was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (MG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, "GM") to the defendants shortly prior to and after GM's Chapter 11 bankruptcy filing on June 1, 2009 (the "Petition Date"). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the "Term Loan Agreement"); that the payments occurred both during the ninety (90) days prior to the Petition Date (the "Prepetition Transfer") and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM's postpetition financing (the "Postpetition Transfer"); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfer (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. On November 17, 2016, all claims against High Income relating to the Prepetition Transfer were dismissed from the action. On May 5, 2017, the Bankruptcy Court concluded the evidentiary portion of a trial on certain legal issues with respect to the defendants' right to the Postpetition Transfer. On September 26, 2017, the Bankruptcy Court issued its decision (a) the representative list of fixtures that still secure the term loan; and (b) the valuation of those fixtures. The Bankruptcy Court held that 33 of the 40 assets at issue were fixtures and that the majority of the assets should be valued on a going concern basis. The Motors Liquidation Company Avoidance Action Trust sought leave to appeal portions of the decision on October 10, 2017. The motion for leave to appeal was denied on September 7, 2018. The parties agreed to attend mediation in front of David Geronemus, Esq. in an attempt to consensually resolve the dispute. While no resolution was reached on a global settlement, the mediation sessions helped narrow the remaining issues in the litigation. The parties are proceeding with additional discovery to continue narrowing the issues in the case and anticipate having another trial in the Spring of 2019 to determine whether an additional 11 representative assets are fixtures. During 2009, High Income received pay downs from GM in connection with the term loan totaling approximately $5.9 million. High Income cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund's NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time. High Income will incur legal expenses associated with the defense of the lawsuit.

Note I—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended October 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At October 31, 2017, the distributions from net investment income, net realized gain from investments, undistributed net investment income (loss) and distributions in excess of net investment income were as follows:

(000's omitted)

Net Investment Income	Investor Class	Trust Class	Institutional Class	Class A	Class C	Class R3	Class R6
Core Bond	$(204)	$—	$(7,180)	$(434)	$(41)	$—	$—
Core Plus	—	—	(71)	(2)	(1)	—	(19)
Emerging Markets Debt	—	—	(8,066)	(27)	(8)	—	—
Floating Rate Income	—	—	(12,243)	(674)	(574)	—	—
High Income	(6,532)	—	(139,862)	(4,009)	(1,199)	(532)	(45,894)
Municipal High Income	—	—	(3,382)	(13)	(8)	—	—
Municipal Impact	—	—	(1,344)	—	—	—	—
Municipal Intermediate Bond	(274)	—	(3,959)	(89)	(35)	—	—
Short Duration Bond	(329)	(29)	(926)	(39)	(7)	—	—
Short Duration High Income	—	—	(4,632)	(114)	(36)	—	—
Strategic Income	—	(778)	(58,742)	(6,793)	(3,865)	—	(7,995)
Unconstrained Bond	—	—	(216)	(4)	(0)	—	(635)

(000's omitted)

Net Realized Gain on investments	Investor Class	Institutional Class	Class A	Class C	Class R3	Class R6
Core Bond	$(66)	$(1,756)	$(143)	$(25)	$—	$—
Core Plus	—	—	—	—	—	—
Emerging Markets Debt	—	—	—	—	—	—
Floating Rate Income	—	—	—	—	—	—
High Income	—	—	—	—	—	—
Municipal High Income	—	(728)	(6)	(2)	—	—
Municipal Impact	—	(658)	—	—	—	—
Municipal Intermediate Bond	(94)	(1,131)	(41)	(23)	—	—
Short Duration Bond	—	—	—	—	—	—
Short Duration High Income	—	—	—	—	—	—
Strategic Income	—	—	—	—	—	—
Unconstrained Bond	—	—	—	—	—	—

(000's omitted)

	Undistributed net investment income/(loss) at 10/31/17	Distributions in excess of net investment income at 10/31/17
Core Bond	$—	$(159)
Core Plus	—	(4)
Emerging Markets Debt	—	(96)
Floating Rate Income	—	(154)
High Income	149	—
Municipal High Income	—	—
Municipal Impact	12	—
Municipal Intermediate Bond	—	—
Short Duration Bond	156	—
Short Duration High Income	—	(1)
Strategic Income	—	(3,838)
Unconstrained Bond	358	—

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to early adopt the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
10/31/2018	$10.31	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.54	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.37	$0.21	$0.22	$0.43	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.50	$0.22	$(0.09)	$0.13	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.35	$0.22	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
Institutional Class
10/31/2018	$10.34	$0.28	$(0.54)	$(0.26)	$(0.26)	$—	$(0.03)	$(0.29)
10/31/2017	$10.57	$0.24	$(0.15)	$0.09	$(0.23)	$(0.06)	$(0.03)	$(0.32)
10/31/2016	$10.39	$0.25	$0.23	$0.48	$(0.26)	$(0.04)	$—	$(0.30)
10/31/2015	$10.52	$0.26	$(0.08)	$0.18	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2014	$10.37	$0.26	$0.17	$0.43	$(0.27)	$(0.01)	$—	$(0.28)
Class A
10/31/2018	$10.30	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.53	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.35	$0.21	$0.23	$0.44	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.49	$0.22	$(0.10)	$0.12	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.34	$0.22	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
Class C
10/31/2018	$10.31	$0.16	$(0.52)	$(0.36)	$(0.15)	$—	$(0.03)	$(0.18)
10/31/2017	$10.54	$0.13	$(0.16)	$(0.03)	$(0.11)	$(0.06)	$(0.03)	$(0.20)
10/31/2016	$10.36	$0.13	$0.23	$0.36	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2015	$10.50	$0.14	$(0.09)	$0.05	$(0.12)	$(0.07)	$—	$(0.19)
10/31/2014	$10.35	$0.14	$0.17	$0.31	$(0.15)	$(0.01)	$—	$(0.16)
Core Plus Fund
Institutional Class
10/31/2018	$9.97	$0.29	$(0.60)	$(0.31)	$(0.34)	$—	$(0.02)	$(0.36)
Period from 7/18/2017^ to 10/31/2017	$10.00	$0.07	$(0.01)	$0.06	$(0.09)	$—	$—	$(0.09)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Core Bond Fund
Investor Class
10/31/2018	$—	$9.77	(2.83)%[b]	$9.8	1.12%		0.86%		2.32%		136%[c]
10/31/2017	$—	$10.31	0.54%[b]	$11.0	1.13%		0.86%		1.97%		175%[c]
10/31/2016	$—	$10.54	4.16%[b]	$12.1	1.15%		0.86%		2.00%		148%[c]
10/31/2015	$—	$10.37	1.28%	$12.5	1.14%		0.85%		2.08%		125%[c]
10/31/2014	$0.00	$10.50	3.74%[d]	$13.7	1.13%		0.85%		2.10%		142%[c]
Institutional Class
10/31/2018	$—	$9.79	(2.52)%[b]	$373.3	0.54%		0.46%		2.73%		136%[c]
10/31/2017	$—	$10.34	0.95%[b]	$338.0	0.55%		0.46%		2.37%		175%[c]
10/31/2016	$—	$10.57	4.67%[b]	$320.6	0.59%		0.46%		2.40%		148%[c]
10/31/2015	$—	$10.39	1.69%	$240.3	0.61%		0.45%		2.49%		125%[c]
10/31/2014	$0.00	$10.52	4.16%[d]	$169.0	0.63%		0.45%		2.49%		142%[c]
Class A
10/31/2018	$—	$9.76	(2.83)%[b]	$18.3	0.92%		0.86%		2.32%		136%[c]
10/31/2017	$—	$10.30	0.54%[b]	$22.4	0.93%		0.86%		1.96%		175%[c]
10/31/2016	$—	$10.53	4.26%[b]	$25.9	0.98%		0.86%		2.01%		148%[c]
10/31/2015	$—	$10.35	1.18%	$30.5	1.00%		0.85%		2.08%		125%[c]
10/31/2014	$0.00	$10.49	3.75%[d]	$31.9	1.02%		0.85%		2.10%		142%[c]
Class C
10/31/2018	$—	$9.77	(3.55)%[b]	$2.2	1.67%		1.61%		1.56%		136%[c]
10/31/2017	$—	$10.31	(0.21)%[b]	$3.3	1.68%		1.61%		1.22%		175%[c]
10/31/2016	$—	$10.54	3.49%[b]	$4.9	1.72%		1.61%		1.25%		148%[c]
10/31/2015	$—	$10.36	0.43%	$3.4	1.75%		1.60%		1.33%		125%[c]
10/31/2014	$0.00	$10.50	2.97%[d]	$3.5	1.77%		1.60%		1.34%		142%[c]
Core Plus Fund
Institutional Class
10/31/2018	$—	$9.30	(3.15)%	$8.2	2.62%		0.46%		3.05%		287%[c]
Period from 7/18/2017^ to 10/31/2017	$—	$9.97	0.63%*	$7.6	5.59	%‡**	0.45	%‡**	2.52	%‡**	51	%[c]*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Plus Fund (cont'd)
Class A
10/31/2018	$9.97	$0.26	$(0.60)	$(0.34)	$(0.31)	$—	$(0.02)	$(0.33)
Period from 7/18/2017^ to 10/31/2017	$10.00	$0.06	$(0.01)	$0.05	$(0.08)	$—	$—	$(0.08)
Class C
10/31/2018	$9.97	$0.19	$(0.61)	$(0.42)	$(0.23)	$—	$(0.02)	$(0.25)
Period from 7/18/2017^ to 10/31/2017	$10.00	$0.04	$(0.01)	$0.03	$(0.06)	$—	$—	$(0.06)
Class R6
10/31/2018	$9.97	$0.30	$(0.60)	$(0.30)	$(0.35)	$—	$(0.02)	$(0.37)
Period from 7/18/2017^ to 10/31/2017	$10.00	$0.08	$(0.02)	$0.06	$(0.09)	$—	$—	$(0.09)
Emerging Markets Debt Fund
Institutional Class
10/31/2018	$9.02	$0.46	$(0.99)	$(0.53)	$(0.29)	$—	$(0.17)	$(0.46)
10/31/2017	$8.90	$0.48	$0.10	$0.58	$(0.42)	$—	$(0.04)	$(0.46)
10/31/2016	$8.41	$0.51	$0.48	$0.99	$—	$—	$(0.50)	$(0.50)
10/31/2015	$9.94	$0.48	$(1.52)	$(1.04)	$(0.08)	$(0.01)	$(0.40)	$(0.49)
10/31/2014	$10.20	$0.51	$(0.22)	$0.29	$(0.43)	$(0.12)	$—	$(0.55)
Class A
10/31/2018	$9.01	$0.42	$(0.98)	$(0.56)	$(0.26)	$—	$(0.17)	$(0.43)
10/31/2017	$8.90	$0.46	$0.08	$0.54	$(0.39)	$—	$(0.04)	$(0.43)
10/31/2016	$8.41	$0.47	$0.49	$0.96	$—	$—	$(0.47)	$(0.47)
10/31/2015	$9.94	$0.45	$(1.52)	$(1.07)	$(0.08)	$(0.01)	$(0.37)	$(0.46)
10/31/2014	$10.20	$0.47	$(0.21)	$0.26	$(0.40)	$(0.12)	$—	$(0.52)
Class C
10/31/2018	$9.01	$0.36	$(0.99)	$(0.63)	$(0.19)	$—	$(0.17)	$(0.36)
10/31/2017	$8.90	$0.38	$0.09	$0.47	$(0.32)	$—	$(0.04)	$(0.36)
10/31/2016	$8.41	$0.41	$0.49	$0.90	$—	$—	$(0.41)	$(0.41)
10/31/2015	$9.94	$0.38	$(1.52)	$(1.14)	$(0.06)	$(0.01)	$(0.32)	$(0.39)
10/31/2014	$10.20	$0.39	$(0.21)	$0.18	$(0.32)	$(0.12)	$—	$(0.44)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Core Plus Fund (cont'd)
Class A
10/31/2018	$—	$9.30	(3.51)%	$0.2	3.00%		0.83%		2.70%		287%[c]
Period from 7/18/2017^ to 10/31/2017	$—	$9.97	0.52%*	$0.2	5.99	%‡**	0.81	%‡**	2.15	%‡**	51	%[c]*
Class C
10/31/2018	$—	$9.30	(4.23)%	$0.2	3.75%		1.58%		1.93%		287%[c]
Period from 7/18/2017^ to 10/31/2017	$—	$9.97	0.31%*	$0.2	6.76	%‡**	1.56	%‡**	1.41	%‡**	51	%[c]*
Class R6
10/31/2018	$—	$9.30	(3.08)%	$1.9	2.57%		0.39%		3.12%		287%[c]
Period from 7/18/2017^ to 10/31/2017	$—	$9.97	0.65%*	$2.0	5.52	%‡**	0.38	%‡**	2.58	%‡**	51	%[c]*
Emerging Markets Debt Fund
Institutional Class
10/31/2018	$—	$8.03	(6.15)%	$194.8	1.00%		0.79%		5.28%		86%
10/31/2017	$—	$9.02	6.77%	$247.7	1.02%		0.81%		5.41%		64%
10/31/2016	$—	$8.90	12.17%	$120.2	1.21%		0.91%		5.92%		80%
10/31/2015	$0.00	$8.41	(10.64)%[e]	$168.7	1.07%		0.90%		5.35%		100%
10/31/2014	$0.00	$9.94	2.98%[d]	$197.6	1.11%		0.90%		5.06%		98%
Class A
10/31/2018	$—	$8.02	(6.51)%	$8.8	1.39%		1.16%		4.88%		86%
10/31/2017	$—	$9.01	6.26%	$0.4	1.42%		1.16%		5.04%		64%
10/31/2016	$—	$8.90	11.76%	$0.1	1.73%		1.28%		5.56%		80%
10/31/2015	$0.00	$8.41	(10.96)%[e]	$0.2	1.53%		1.27%		5.04%		100%
10/31/2014	$0.00	$9.94	2.61%[d]	$0.1	1.74%		1.27%		4.68%		98%
Class C
10/31/2018	$—	$8.02	(7.21)%	$0.5	2.14%		1.91%		4.15%		86%
10/31/2017	$—	$9.01	5.47%	$0.5	2.13%		1.90%		4.31%		64%
10/31/2016	$—	$8.90	10.93%	$0.3	2.36%		2.03%		4.80%		80%
10/31/2015	$0.00	$8.41	(11.64)%[e]	$0.3	2.21%		2.02%		4.23%		100%
10/31/2014	$0.00	$9.94	1.83%[d]	$0.2	2.45%		2.02%		3.89%		98%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund
Institutional Class
10/31/2018	$9.94	$0.43	$(0.09)	$0.34	$(0.43)	$—	$—	$(0.43)
10/31/2017	$9.90	$0.36	$0.04	$0.40	$(0.36)	$—	$(0.00)	$(0.36)
10/31/2016	$9.86	$0.39	$0.04	$0.43	$(0.39)	$—	$(0.00)	$(0.39)
10/31/2015	$10.11	$0.40	$(0.25)	$0.15	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.29	$0.38	$(0.17)	$0.21	$(0.39)	$—	$—	$(0.39)
Class A
10/31/2018	$9.94	$0.39	$(0.09)	$0.30	$(0.39)	$—	$—	$(0.39)
10/31/2017	$9.90	$0.32	$0.05	$0.37	$(0.33)	$—	$(0.00)	$(0.33)
10/31/2016	$9.85	$0.35	$0.05	$0.40	$(0.35)	$—	$(0.00)	$(0.35)
10/31/2015	$10.11	$0.36	$(0.26)	$0.10	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.29	$0.35	$(0.18)	$0.17	$(0.35)	$—	$—	$(0.35)
Class C
10/31/2018	$9.94	$0.31	$(0.08)	$0.23	$(0.32)	$—	$—	$(0.32)
10/31/2017	$9.90	$0.25	$0.04	$0.29	$(0.25)	$—	$(0.00)	$(0.25)
10/31/2016	$9.86	$0.28	$0.04	$0.32	$(0.28)	$—	$(0.00)	$(0.28)
10/31/2015	$10.11	$0.29	$(0.25)	$0.04	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.29	$0.27	$(0.18)	$0.09	$(0.27)	$—	$—	$(0.27)
High Income Bond Fund
Investor Class
10/31/2018	$8.79	$0.45	$(0.44)	$0.01	$(0.45)	$—	$—	$(0.45)
10/31/2017	$8.68	$0.47	$0.11	$0.58	$(0.47)	$—	$—	$(0.47)
10/31/2016	$8.50	$0.46	$0.18	$0.64	$(0.46)	$—	$—	$(0.46)
10/31/2015	$9.28	$0.48	$(0.72)	$(0.24)	$(0.48)	$(0.06)	$—	$(0.54)
10/31/2014	$9.63	$0.51	$(0.11)	$0.40	$(0.51)	$(0.24)	$—	$(0.75)
Institutional Class
10/31/2018	$8.80	$0.47	$(0.44)	$0.03	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.48	$0.10	$0.58	$(0.48)	$—	$—	$(0.48)
10/31/2016	$8.51	$0.48	$0.18	$0.66	$(0.47)	$—	$—	$(0.47)
10/31/2015	$9.29	$0.50	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.52	$(0.11)	$0.41	$(0.52)	$(0.24)	$—	$(0.76)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Floating Rate Income Fund
Institutional Class
10/31/2018	$—	$9.85	3.45%		$333.4	0.85%	0.70%	4.31%	55%
10/31/2017	$—	$9.94	4.14%		$335.8	0.82%	0.70%	3.67%	76%
10/31/2016	$—	$9.90	4.52%		$254.4	0.92%	0.70%	4.01%	64%
10/31/2015	$—	$9.86	1.48%		$294.0	0.84%	0.70%	3.96%	44%
10/31/2014	$0.00	$10.11	2.01%[d]		$358.6	0.78%	0.70%	3.75%	77%
Class A
10/31/2018	$—	$9.85	3.07%		$20.3	1.23%	1.07%	3.94%	55%
10/31/2017	$—	$9.94	3.76%		$17.4	1.21%	1.07%	3.27%	76%
10/31/2016	$—	$9.90	4.24%		$23.3	1.31%	1.07%	3.65%	64%
10/31/2015	$—	$9.85	1.00%		$21.1	1.22%	1.07%	3.61%	44%
10/31/2014	$0.00	$10.11	1.64%[d]		$34.8	1.16%	1.07%	3.39%	77%
Class C
10/31/2018	$—	$9.85	2.30%		$16.7	1.97%	1.82%	3.17%	55%
10/31/2017	$—	$9.94	2.99%		$20.6	1.95%	1.82%	2.53%	76%
10/31/2016	$—	$9.90	3.36%		$24.6	2.05%	1.82%	2.91%	64%
10/31/2015	$—	$9.86	0.35%		$27.2	1.96%	1.82%	2.86%	44%
10/31/2014	$0.00	$10.11	0.88%[d]		$37.4	1.91%	1.82%	2.64%	77%
High Income Bond Fund
Investor Class
10/31/2018	$—	$8.35	0.14%[b]		$93.4	0.85%	0.85%	5.28%	46%
10/31/2017	$—	$8.79	6.84	%bf	$112.7	0.84%	0.80%[g]	5.38%[g]	62%
10/31/2016	$—	$8.68	7.90%[b]		$134.8	0.83%	0.83%	5.54%	72%
10/31/2015	$—	$8.50	(2.61)%		$182.1	0.83%	0.83%	5.42%	54%
10/31/2014	$0.00	$9.28	4.24%[d]		$266.4	0.83%	0.83%	5.35%	60%
Institutional Class
10/31/2018	$—	$8.36	0.31%[b]		$1,202.7	0.69%	0.69%	5.44%	46%
10/31/2017	$—	$8.80	6.82	%bf	$1,519.4	0.70%	0.70%[g]	5.49%[g]	62%
10/31/2016	$—	$8.70	8.17%[b]		$3,067.9	0.69%	0.69%	5.67%	72%
10/31/2015	$—	$8.51	(2.46)%		$2,056.5	0.69%	0.69%	5.56%	54%
10/31/2014	$0.00	$9.29	4.38%[d]		$2,120.4	0.69%	0.69%	5.48%	60%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class A
10/31/2018	$8.79	$0.43	$(0.44)	$(0.01)	$(0.43)	$—	$—	$(0.43)
10/31/2017	$8.68	$0.44	$0.11	$0.55	$(0.44)	$—	$—	$(0.44)
10/31/2016	$8.50	$0.44	$0.18	$0.62	$(0.44)	$—	$—	$(0.44)
10/31/2015	$9.28	$0.47	$(0.73)	$(0.26)	$(0.46)	$(0.06)	$—	$(0.52)
10/31/2014	$9.63	$0.48	$(0.11)	$0.37	$(0.48)	$(0.24)	$—	$(0.72)
Class C
10/31/2018	$8.81	$0.37	$(0.45)	$(0.08)	$(0.37)	$—	$—	$(0.37)
10/31/2017	$8.70	$0.38	$0.11	$0.49	$(0.38)	$—	$—	$(0.38)
10/31/2016	$8.51	$0.38	$0.19	$0.57	$(0.38)	$—	$—	$(0.38)
10/31/2015	$9.29	$0.40	$(0.72)	$(0.32)	$(0.40)	$(0.06)	$—	$(0.46)
10/31/2014	$9.64	$0.41	$(0.11)	$0.30	$(0.41)	$(0.24)	$—	$(0.65)
Class R3
10/31/2018	$8.80	$0.41	$(0.45)	$(0.04)	$(0.41)	$—	$—	$(0.41)
10/31/2017	$8.69	$0.42	$0.11	$0.53	$(0.42)	$—	$—	$(0.42)
10/31/2016	$8.50	$0.42	$0.19	$0.61	$(0.42)	$—	$—	$(0.42)
10/31/2015	$9.28	$0.44	$(0.72)	$(0.28)	$(0.44)	$(0.06)	$—	$(0.50)
10/31/2014	$9.63	$0.46	$(0.11)	$0.35	$(0.46)	$(0.24)	$—	$(0.70)
Class R6
10/31/2018	$8.81	$0.47	$(0.45)	$0.02	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.49	$0.11	$0.60	$(0.49)	$—	$—	$(0.49)
10/31/2016	$8.51	$0.48	$0.19	$0.67	$(0.48)	$—	$—	$(0.48)
10/31/2015	$9.29	$0.50	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.53	$(0.11)	$0.42	$(0.53)	$(0.24)	$—	$(0.77)
Municipal High Income Fund
Institutional Class
10/31/2018	$10.20	$0.36	$(0.20)	$0.16	$(0.36)	$—	$—	$(0.36)
10/31/2017	$10.42	$0.36	$(0.14)	$0.22	$(0.36)	$(0.08)	$—	$(0.44)
10/31/2016	$10.10	$0.35	$0.32	$0.67	$(0.35)	$(0.00)	$—	$(0.35)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.13	$0.10	$0.23	$(0.13)	$—	$—	$(0.13)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class A
10/31/2018	$—	$8.35	(0.13)%[b]		$37.6	1.14%		1.12%		4.98%		46%
10/31/2017	$—	$8.79	6.49	%bf	$76.8	1.14%		1.12%[g]		5.05%[g]		62%
10/31/2016	$—	$8.68	7.65%[b]		$93.3	1.07%		1.07%		5.30%		72%
10/31/2015	$—	$8.50	(2.86)%		$102.1	1.08%		1.08%		5.18%		54%
10/31/2014	$0.00	$9.28	3.98%[d]		$313.0	1.08%		1.08%		5.10%		60%
Class C
10/31/2018	$—	$8.36	(0.93)%[b]		$16.0	1.82%		1.82%		4.31%		46%
10/31/2017	$—	$8.81	5.77	%bf	$23.6	1.81%		1.81%[g]		4.38%[g]		62%
10/31/2016	$—	$8.70	6.98%[b]		$31.2	1.81%		1.81%		4.57%		72%
10/31/2015	$—	$8.51	(3.55)%		$40.7	1.81%		1.81%		4.45%		54%
10/31/2014	$0.00	$9.29	3.21%[d]		$57.1	1.82%		1.82%		4.36%		60%
Class R3
10/31/2018	$—	$8.35	(0.49)%[b]		$3.5	1.37%		1.37%		4.77%		46%
10/31/2017	$—	$8.80	6.20	%bf	$12.3	1.37%		1.37	%g§	4.81%[g]		62%
10/31/2016	$—	$8.69	7.48%[b]		$6.6	1.41%		1.37%		4.99%		72%
10/31/2015	$—	$8.50	(3.08)%		$7.5	1.32%		1.32%		4.93%		54%
10/31/2014	$0.00	$9.28	3.73%[d]		$9.6	1.31%		1.31%		4.87%		60%
Class R6
10/31/2018	$—	$8.36	0.26%[b]		$712.4	0.63%		0.63%		5.48%		46%
10/31/2017	$—	$8.81	7.03	%bf	$1,503.1	0.61%		0.61%[g]		5.56%[g]		62%
10/31/2016	$—	$8.70	8.26%[b]		$908.2	0.61%		0.61%		5.75%		72%
10/31/2015	$—	$8.51	(2.39)%		$805.9	0.61%		0.61%		5.64%		54%
10/31/2014	$0.00	$9.29	4.46%[d]		$761.2	0.61%		0.61%		5.55%		60%
Municipal High Income Fund
Institutional Class
10/31/2018	$—	$10.00	1.61%		$87.6	0.88%		0.51%		3.58%		106%
10/31/2017	$—	$10.20	2.24%		$96.1	0.86%		0.50%		3.53%		107%
10/31/2016	$—	$10.42	6.70%		$122.4	0.93%		0.50%		3.36%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	2.27	%*	$22.9	2.34	%‡**	0.50	%‡**	3.64	%‡**	37%*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal High Income Fund (cont'd)
Class A
10/31/2018	$10.20	$0.33	$(0.20)	$0.13	$(0.33)	$—	$—	$(0.33)
10/31/2017	$10.42	$0.32	$(0.14)	$0.18	$(0.32)	$(0.08)	$—	$(0.40)
10/31/2016	$10.11	$0.30	$0.32	$0.62	$(0.31)	$(0.00)	$—	$(0.31)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.12	$0.10	$0.22	$(0.11)	$—	$—	$(0.11)
Class C
10/31/2018	$10.21	$0.25	$(0.21)	$0.04	$(0.25)	$—	$—	$(0.25)
10/31/2017	$10.42	$0.24	$(0.13)	$0.11	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$10.10	$0.23	$0.32	$0.55	$(0.23)	$(0.00)	$—	$(0.23)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.09	$0.10	$0.19	$(0.09)	$—	$—	$(0.09)
Municipal Impact Fund
Institutional Class
10/31/2018	$17.32	$0.40	$(0.68)	$(0.28)	$(0.40)	$(0.03)	$—	$(0.43)
10/31/2017	$17.76	$0.39	$(0.25)	$0.14	$(0.39)	$(0.19)	$—	$(0.58)
10/31/2016	$17.60	$0.39	$0.20	$0.59	$(0.39)	$(0.04)	$—	$(0.43)
10/31/2015	$17.72	$0.43	$(0.08)	$0.35	$(0.43)	$(0.04)	$—	$(0.47)
10/31/2014	$17.14	$0.42	$0.61	$1.03	$(0.42)	$(0.03)	$—	$(0.45)
Class A
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.16	$(0.29)	$(0.13)	$(0.16)	$—	$—	$(0.16)
Class C
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.11	$(0.29)	$(0.18)	$(0.11)	$—	$—	$(0.11)
Municipal Intermediate Bond Fund
Investor Class
10/31/2018	$11.81	$0.25	$(0.38)	$(0.13)	$(0.25)	$(0.04)	$—	$(0.29)
10/31/2017	$11.97	$0.23	$(0.08)	$0.15	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2016	$11.86	$0.23	$0.13	$0.36	$(0.23)	$(0.02)	$—	$(0.25)
10/31/2015	$11.92	$0.26	$(0.05)	$0.21	$(0.26)	$(0.01)	$—	$(0.27)
10/31/2014	$11.58	$0.27	$0.41	$0.68	$(0.27)	$(0.07)	$—	$(0.34)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal High Income Fund (cont'd)
Class A
10/31/2018	$—	$10.00	1.24%	$0.8	1.35%		0.88%		3.23%		106%
10/31/2017	$—	$10.20	1.87%	$0.3	1.40%		0.87%		3.20%		107%
10/31/2016	$—	$10.42	6.21%	$0.8	1.47%		0.87%		2.90%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.11	2.24%*	$5.0	2.94	%‡**	0.86	%‡**	3.41	%‡**	37%*
Class C
10/31/2018	$—	$10.00	0.38%	$0.5	2.01%		1.63%		2.46%		106%
10/31/2017	$—	$10.21	1.20%	$0.7	1.99%		1.62%		2.41%		107%
10/31/2016	$—	$10.42	5.52%	$0.3	2.15%		1.62%		2.21%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	1.87%*	$0.5	4.28	%‡**	1.58	%‡**	2.38	%‡**	37%*
Municipal Impact Fund
Institutional Class
10/31/2018	$—	$16.61	(1.61)%	$52.3	1.16	%‡	0.87	%‡	2.38	%‡	92%
10/31/2017	$—	$17.32	0.84%[f]	$59.5	0.92%		0.92%[g]		2.24%[g]		46%
10/31/2016	$—	$17.76	3.38%	$62.3	0.96%		0.96%		2.19%		28%
10/31/2015	$—	$17.60	1.99%	$63.6	0.89%		0.89%		2.42%		17%
10/31/2014	$—	$17.72	6.15%	$67.7	0.87%		0.87%		2.44%		53%
Class A
Period from 6/19/2018^ to 10/31/2018	$—	$16.61	(0.78)%*	$0.0	1.77	%‡**	0.81	%‡**	2.47	%‡**	92%^^
Class C
Period from 6/19/2018^ to 10/31/2018	$—	$16.61	(1.06)%*	$0.0	2.55	%‡**	1.56	%‡**	1.71	%‡**	92%^^
Municipal Intermediate Bond Fund
Investor Class
10/31/2018	$—	$11.39	(1.10)%	$12.8	0.75%		0.61%		2.17%		98%
10/31/2017	$—	$11.81	1.28%	$13.8	0.78%		0.65%		1.94%		71%
10/31/2016	$—	$11.97	3.09%	$15.8	0.84%		0.65%		1.95%		44%
10/31/2015	$—	$11.86	1.82%	$16.2	0.84%		0.65%		2.21%		22%
10/31/2014	$—	$11.92	5.98%	$17.4	0.85%		0.65%		2.30%		47%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund (cont'd)
Institutional Class
10/31/2018	$11.80	$0.27	$(0.38)	$(0.11)	$(0.27)	$(0.04)	$—	$(0.31)
10/31/2017	$11.96	$0.25	$(0.09)	$0.16	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$11.85	$0.25	$0.13	$0.38	$(0.25)	$(0.02)	$—	$(0.27)
10/31/2015	$11.91	$0.28	$(0.05)	$0.23	$(0.28)	$(0.01)	$—	$(0.29)
10/31/2014	$11.57	$0.29	$0.41	$0.70	$(0.29)	$(0.07)	$—	$(0.36)
Class A
10/31/2018	$11.79	$0.23	$(0.38)	$(0.15)	$(0.23)	$(0.04)	$—	$(0.27)
10/31/2017	$11.96	$0.20	$(0.09)	$0.11	$(0.20)	$(0.08)	$(0.00)	$(0.28)
10/31/2016	$11.84	$0.21	$0.14	$0.35	$(0.21)	$(0.02)	$—	$(0.23)
10/31/2015	$11.91	$0.24	$(0.06)	$0.18	$(0.24)	$(0.01)	$—	$(0.25)
10/31/2014	$11.57	$0.24	$0.41	$0.65	$(0.24)	$(0.07)	$—	$(0.31)
Class C
10/31/2018	$11.80	$0.14	$(0.39)	$(0.25)	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2017	$11.96	$0.11	$(0.08)	$0.03	$(0.11)	$(0.08)	$—	$(0.19)
10/31/2016	$11.84	$0.12	$0.14	$0.26	$(0.12)	$(0.02)	$—	$(0.14)
10/31/2015	$11.91	$0.15	$(0.06)	$0.09	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2014	$11.57	$0.16	$0.41	$0.57	$(0.16)	$(0.07)	$—	$(0.23)
Short Duration Bond Fund
Investor Class
10/31/2018	$7.79	$0.12	$(0.10)	$0.02	$(0.15)	$—	$—	$(0.15)
10/31/2017	$7.86	$0.07	$(0.04)	$0.03	$(0.10)	$—	$—	$(0.10)
10/31/2016	$7.87	$0.06	$0.02	$0.08	$(0.09)	$—	$—	$(0.09)
10/31/2015	$7.92	$0.01	$0.02	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2014	$7.98	$0.07	$(0.03)	$0.04	$(0.10)	$—	$—	$(0.10)
Trust Class
10/31/2018	$7.43	$0.10	$(0.10)	$0.00	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.06	$(0.03)	$0.03	$(0.09)	$—	$—	$(0.09)
10/31/2016	$7.50	$0.04	$0.03	$0.07	$(0.08)	$—	$—	$(0.08)
10/31/2015	$7.55	$0.00	$0.02	$0.02	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.06	$(0.02)	$0.04	$(0.09)	$—	$—	$(0.09)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund (cont'd)
Institutional Class
10/31/2018	$—	$11.38	(0.95)%	$204.3	0.55%	0.46%	2.32%	98%
10/31/2017	$—	$11.80	1.43%	$200.1	0.58%	0.50%	2.10%	71%
10/31/2016	$—	$11.96	3.24%	$170.1	0.65%	0.50%	2.10%	44%
10/31/2015	$—	$11.85	1.97%	$137.0	0.66%	0.50%	2.36%	22%
10/31/2014	$—	$11.91	6.14%	$135.3	0.67%	0.50%	2.45%	47%
Class A
10/31/2018	$—	$11.37	(1.32)%	$6.5	0.93%	0.83%	1.95%	98%
10/31/2017	$—	$11.79	0.96%	$6.7	0.96%	0.87%	1.72%	71%
10/31/2016	$—	$11.96	2.95%	$10.1	1.03%	0.87%	1.70%	44%
10/31/2015	$—	$11.84	1.51%	$3.7	1.04%	0.87%	2.00%	22%
10/31/2014	$—	$11.91	5.75%	$8.9	1.07%	0.87%	2.07%	47%
Class C
10/31/2018	$—	$11.37	(2.14)%	$3.2	1.68%	1.58%	1.20%	98%
10/31/2017	$—	$11.80	0.30%	$3.2	1.71%	1.62%	0.97%	71%
10/31/2016	$—	$11.96	2.18%	$4.1	1.78%	1.62%	0.96%	44%
10/31/2015	$—	$11.84	0.76%	$2.2	1.80%	1.62%	1.24%	22%
10/31/2014	$—	$11.91	4.96%	$1.5	1.88%	1.62%	1.33%	47%
Short Duration Bond Fund
Investor Class
10/31/2018	$—	$7.66	0.22%[b]	$20.9	1.09%	0.63%	1.50%	99%
10/31/2017	$—	$7.79	0.41%[b]	$24.0	1.10%	0.70%	0.88%	107%
10/31/2016	$—	$7.86	0.98%[b]	$28.9	1.21%	0.70%	0.70%	104%
10/31/2015	$—	$7.87	0.44%	$29.9	1.27%	0.70%	0.13%	75%
10/31/2014	$0.00	$7.92	0.52%[d]	$30.7	1.20%	0.70%	0.85%	71%
Trust Class
10/31/2018	$—	$7.30	0.04%[b]	$2.1	1.21%	0.73%	1.42%	99%
10/31/2017	$—	$7.43	0.40%[b]	$2.3	1.23%	0.80%	0.78%	107%
10/31/2016	$—	$7.49	0.88%[b]	$2.6	1.36%	0.80%	0.60%	104%
10/31/2015	$—	$7.50	0.30%	$3.0	1.43%	0.80%	0.03%	75%
10/31/2014	$0.00	$7.55	0.52%[d]	$3.3	1.35%	0.80%	0.76%	71%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Institutional Class
10/31/2018	$7.79	$0.13	$(0.11)	$0.02	$(0.16)	$—	$—	$(0.16)
10/31/2017	$7.85	$0.09	$(0.03)	$0.06	$(0.12)	$—	$—	$(0.12)
10/31/2016	$7.87	$0.07	$0.01	$0.08	$(0.10)	$—	$—	$(0.10)
10/31/2015	$7.92	$0.03	$0.02	$0.05	$(0.10)	$—	$—	$(0.10)
10/31/2014	$7.97	$0.08	$(0.01)	$0.07	$(0.12)	$—	$—	$(0.12)
Class A
10/31/2018	$7.42	$0.09	$(0.08)	$0.01	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.05	$(0.04)	$0.01	$(0.08)	$—	$—	$(0.08)
10/31/2016	$7.49	$0.04	$0.03	$0.07	$(0.07)	$—	$—	$(0.07)
10/31/2015	$7.55	$0.00	$0.01	$0.01	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.05	$(0.02)	$0.03	$(0.08)	$—	$—	$(0.08)
Class C
10/31/2018	$7.42	$0.04	$(0.10)	$(0.06)	$(0.07)	$—	$—	$(0.07)
10/31/2017	$7.49	$(0.00)	$(0.04)	$(0.04)	$(0.03)	$—	$—	$(0.03)
10/31/2016	$7.50	$(0.02)	$0.02	$0.00	$(0.01)	$—	$—	$(0.01)
10/31/2015	$7.55	$(0.06)	$0.02	$(0.04)	$(0.01)	$—	$—	$(0.01)
10/31/2014	$7.61	$(0.00)	$(0.03)	$(0.03)	$(0.03)	$—	$—	$(0.03)
Short Duration High Income Fund
Institutional Class
10/31/2018	$9.75	$0.41	$(0.32)	$0.09	$(0.41)	$—	$—	$(0.41)
10/31/2017	$9.69	$0.41	$0.06	$0.47	$(0.41)	$—	$—	$(0.41)
10/31/2016	$9.63	$0.40	$0.06	$0.46	$(0.40)	$—	$—	$(0.40)
10/31/2015	$10.05	$0.40	$(0.42)	$(0.02)	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.18	$0.40	$(0.12)	$0.28	$(0.40)	$(0.01)	$—	$(0.41)
Class A
10/31/2018	$9.76	$0.38	$(0.33)	$0.05	$(0.38)	$—	$—	$(0.38)
10/31/2017	$9.70	$0.38	$0.05	$0.43	$(0.37)	$—	$—	$(0.37)
10/31/2016	$9.63	$0.36	$0.07	$0.43	$(0.36)	$—	$—	$(0.36)
10/31/2015	$10.05	$0.36	$(0.42)	$(0.06)	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.19	$0.36	$(0.12)	$0.24	$(0.37)	$(0.01)	$—	$(0.38)
See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Institutional Class
10/31/2018	$—	$7.65	0.29%[b]	$54.7	0.84%	0.43%	1.71%	99%
10/31/2017	$—	$7.79	0.74%[b]	$72.8	0.84%	0.50%	1.10%	107%
10/31/2016	$—	$7.85	1.06%[b]	$48.3	0.99%	0.50%	0.91%	104%
10/31/2015	$—	$7.87	0.64%	$30.3	1.04%	0.50%	0.32%	75%
10/31/2014	$0.00	$7.92	0.85%[d]	$28.5	1.00%	0.50%	1.04%	71%
Class A
10/31/2018	$—	$7.30	0.11%[b]	$1.4	1.24%	0.81%	1.28%	99%
10/31/2017	$—	$7.42	0.20%[b]	$2.5	1.24%	0.87%	0.69%	107%
10/31/2016	$—	$7.49	0.94%[b]	$4.9	1.36%	0.87%	0.54%	104%
10/31/2015	$—	$7.49	0.10%	$4.1	1.41%	0.87%	(0.03)%	75%
10/31/2014	$0.00	$7.55	0.45%[d]	$6.7	1.36%	0.87%	0.66%	71%
Class C
10/31/2018	$—	$7.29	(0.78)%[b]	$1.2	1.98%	1.55%	0.57%	99%
10/31/2017	$—	$7.42	(0.55)%[b]	$1.6	1.99%	1.62%	(0.06)%	107%
10/31/2016	$—	$7.49	0.05%[b]	$3.0	2.11%	1.62%	(0.20)%	104%
10/31/2015	$—	$7.50	(0.49)%	$2.0	2.17%	1.62%	(0.79)%	75%
10/31/2014	$0.00	$7.55	(0.43)%[d]	$2.0	2.12%	1.62%	(0.05)%	71%
Short Duration High Income Fund
Institutional Class
10/31/2018	$—	$9.43	0.98%	$78.4	1.05%	0.75%	4.30%	78%
10/31/2017	$—	$9.75	4.94%	$114.7	0.94%	0.75%	4.20%	84%
10/31/2016	$—	$9.69	4.92%	$107.0	0.87%	0.75%	4.20%	51%
10/31/2015	$—	$9.63	(0.22)%	$235.0	0.81%	0.75%	4.05%	45%
10/31/2014	$0.00	$10.05	2.81%[d]	$214.9	0.85%	0.75%	3.95%	49%
Class A
10/31/2018	$—	$9.43	0.51%	$1.1	1.47%	1.12%	3.92%	78%
10/31/2017	$—	$9.76	4.55%	$2.6	1.35%	1.12%	3.86%	84%
10/31/2016	$—	$9.70	4.64%	$3.4	1.30%	1.12%	3.82%	51%
10/31/2015	$—	$9.63	(0.59)%	$2.8	1.21%	1.12%	3.68%	45%
10/31/2014	$0.00	$10.05	2.34%[d]	$3.6	1.24%	1.12%	3.57%	49%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration High Income Fund (cont'd)
Class C
10/31/2018	$9.75	$0.31	$(0.33)	$(0.02)	$(0.31)	$—	$—	$(0.31)
10/31/2017	$9.69	$0.30	$0.06	$0.36	$(0.30)	$—	$—	$(0.30)
10/31/2016	$9.63	$0.29	$0.06	$0.35	$(0.29)	$—	$—	$(0.29)
10/31/2015	$10.05	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.19	$0.29	$(0.13)	$0.16	$(0.29)	$(0.01)	$—	$(0.30)
Strategic Income Fund
Trust Class
10/31/2018	$11.15	$0.37	$(0.51)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.06	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.79	$0.32	$0.30	$0.62	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.32	$0.32	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.18	$0.38	$0.16	$0.54	$(0.40)	$—	$—	$(0.40)
Institutional Class
10/31/2018	$11.16	$0.41	$(0.51)	$(0.10)	$(0.44)	$—	$—	$(0.44)
10/31/2017	$11.07	$0.37	$0.11	$0.48	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2016	$10.79	$0.36	$0.31	$0.67	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2015	$11.32	$0.36	$(0.43)	$(0.07)	$(0.35)	$(0.07)	$(0.04)	$(0.46)
10/31/2014	$11.19	$0.41	$0.16	$0.57	$(0.44)	$—	$—	$(0.44)
Class A
10/31/2018	$11.17	$0.36	$(0.50)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.08	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.80	$0.32	$0.31	$0.63	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.33	$0.32	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.19	$0.37	$0.17	$0.54	$(0.40)	$—	$—	$(0.40)
Class C
10/31/2018	$11.15	$0.29	$(0.50)	$(0.21)	$(0.32)	$—	$—	$(0.32)
10/31/2017	$11.06	$0.25	$0.11	$0.36	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2016	$10.79	$0.24	$0.30	$0.54	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2015	$11.32	$0.24	$(0.43)	$(0.19)	$(0.24)	$(0.06)	$(0.04)	$(0.34)
10/31/2014	$11.19	$0.29	$0.16	$0.45	$(0.32)	$—	$—	$(0.32)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration High Income Fund (cont'd)
Class C
10/31/2018	$—	$9.42	(0.24)%	$1.0	2.21%	1.88%	3.20%	78%
10/31/2017	$—	$9.75	3.78%	$1.1	2.09%	1.87%	3.10%	84%
10/31/2016	$—	$9.69	3.77%	$1.2	2.05%	1.87%	3.10%	51%
10/31/2015	$—	$9.63	(1.33)%	$0.3	1.99%	1.87%	2.93%	45%
10/31/2014	$0.00	$10.05	1.57%[d]	$0.4	2.03%	1.87%	2.83%	49%
Strategic Income Fund
Trust Class
10/31/2018	$—	$10.61	(1.24)%[b]	$19.5	1.00%	0.94%	3.37%	116%[c]
10/31/2017	$—	$11.15	4.09%[b]	$20.0	1.00%	0.94%	3.03%	136%[c]
10/31/2016	$—	$11.06	5.91%	$27.7	1.14%	1.09%	2.99%	141%[c]
10/31/2015	$—	$10.79	(1.03)%[b]	$53.1	1.14%	1.06%	2.90%	103%[c]
10/31/2014	$0.00	$11.32	4.95%[d]	$49.4	1.15%	1.05%	3.33%	124%[c]
Institutional Class
10/31/2018	$—	$10.62	(0.89)%[b]	$2,219.8	0.62%	0.59%	3.75%	116%[c]
10/31/2017	$—	$11.16	4.45%[b]	$2,041.0	0.63%	0.59%	3.37%	136%[c]
10/31/2016	$—	$11.07	6.38%	$1,436.8	0.78%	0.74%	3.33%	141%[c]
10/31/2015	$—	$10.79	(0.69)%[b]	$1,355.2	0.78%	0.71%	3.25%	103%[c]
10/31/2014	$0.00	$11.32	5.22%[d]	$1,043.0	0.80%	0.70%	3.66%	124%[c]
Class A
10/31/2018	$—	$10.63	(1.29)%[b]	$160.8	1.01%	0.99%	3.32%	116%[c]
10/31/2017	$—	$11.17	4.03%[b]	$193.1	1.02%	1.00%	2.98%	136%[c]
10/31/2016	$—	$11.08	5.95%	$290.5	1.18%	1.14%	2.96%	141%[c]
10/31/2015	$—	$10.80	(1.08)%[b]	$360.8	1.17%	1.11%	2.84%	103%[c]
10/31/2014	$0.00	$11.33	4.89%[d]	$310.3	1.19%	1.10%	3.28%	124%[c]
Class C
10/31/2018	$—	$10.62	(1.89)%[b]	$122.2	1.74%	1.69%	2.62%	116%[c]
10/31/2017	$—	$11.15	3.31%[b]	$150.2	1.75%	1.69%	2.28%	136%[c]
10/31/2016	$—	$11.06	5.13%	$183.9	1.91%	1.84%	2.45%	141%[c]
10/31/2015	$—	$10.79	(1.77)%[b]	$202.9	1.91%	1.81%	2.14%	103%[c]
10/31/2014	$0.00	$11.32	4.07%[d]	$184.5	1.93%	1.80%	2.58%	124%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Class R6
10/31/2018	$11.15	$0.42	$(0.51)	$(0.09)	$(0.45)	$—	$—	$(0.45)
10/31/2017	$11.06	$0.38	$0.11	$0.49	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2016	$10.79	$0.37	$0.30	$0.67	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2015	$11.32	$0.37	$(0.43)	$(0.06)	$(0.36)	$(0.07)	$(0.04)	$(0.47)
10/31/2014	$11.18	$0.42	$0.17	$0.59	$(0.45)	$—	$—	$(0.45)
Unconstrained Bond Fund
Institutional Class
10/31/2018	$9.41	$0.29	$(0.17)	$0.12	$(0.23)	$—	$—	$(0.23)
10/31/2017	$9.18	$0.23	$0.14	$0.37	$(0.10)	$—	$(0.04)	$(0.14)
10/31/2016	$9.38	$0.27	$(0.20)	$0.07	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.27	$(0.49)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)
Class A
10/31/2018	$9.41	$0.25	$(0.19)	$0.06	$(0.19)	$—	$—	$(0.19)
10/31/2017	$9.17	$0.20	$0.15	$0.35	$(0.07)	$—	$(0.04)	$(0.11)
10/31/2016	$9.37	$0.22	$(0.19)	$0.03	$—	$—	$(0.23)	$(0.23)
10/31/2015	$9.89	$0.26	$(0.53)	$(0.27)	$(0.12)	$—	$(0.13)	$(0.25)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.18	$(0.12)	$0.06	$(0.17)	$—	$(0.00)	$(0.17)
Class C
10/31/2018	$9.42	$0.18	$(0.17)	$0.01	$(0.12)	$—	$—	$(0.12)
10/31/2017	$9.18	$0.13	$0.15	$0.28	$(0.00)	$—	$(0.04)	$(0.04)
10/31/2016	$9.38	$0.17	$(0.20)	$(0.03)	$—	$—	$(0.17)	$(0.17)
10/31/2015	$9.89	$0.19	$(0.52)	$(0.33)	$(0.05)	$—	$(0.13)	$(0.18)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.13	$(0.12)	$0.01	$(0.12)	$—	$(0.00)	$(0.12)
Class R6
10/31/2018	$9.42	$0.29	$(0.17)	$0.12	$(0.23)	$—	$—	$(0.23)
10/31/2017	$9.19	$0.24	$0.14	$0.38	$(0.11)	$—	$(0.04)	$(0.15)
10/31/2016	$9.38	$0.25	$(0.17)	$0.08	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.31	$(0.53)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Class R6
10/31/2018	$—	$10.61	(0.83)%[b]	$348.7	0.55%		0.52%		3.82%		116%[c]
10/31/2017	$—	$11.15	4.52%[b]	$311.0	0.56%		0.52%		3.43%		136%[c]
10/31/2016	$—	$11.06	6.36%	$206.5	0.71%		0.67%		3.43%		141%[c]
10/31/2015	$—	$10.79	(0.62)%[b]	$230.9	0.71%		0.64%		3.32%		103%[c]
10/31/2014	$0.00	$11.32	5.39%[d]	$149.4	0.72%		0.63%		3.69%		124%[c]
Unconstrained Bond Fund
Institutional Class
10/31/2018	$—	$9.30	1.24%[b]	$43.8	1.06%		0.67%		3.03%		57%[c]
10/31/2017	$—	$9.41	4.05%	$45.8	1.30%		0.68%		2.48%		73%[c]
10/31/2016	$—	$9.18	0.79%	$4.7	1.24%		0.66%		3.01%		50%[c]
10/31/2015	$—	$9.38	(2.28)%	$189.1	1.27%		0.67%		2.80%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.88%*	$23.1	2.22	%‡**	0.84	%‡**	2.94	%‡**	118%*
Class A
10/31/2018	$—	$9.28	0.65%[b]	$0.4	1.50%		1.04%		2.67%		57%[c]
10/31/2017	$—	$9.41	3.78%	$0.5	1.78%		1.06%		2.13%		73%[c]
10/31/2016	$—	$9.17	0.41%	$0.6	1.61%		1.03%		2.48%		50%[c]
10/31/2015	$—	$9.37	(2.74)%	$0.1	1.76%		1.14%		2.73%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.61%*	$7.1	2.62	%‡**	1.20	%‡**	2.57	%‡**	118%*
Class C
10/31/2018	$—	$9.31	0.12%[b]	$0.0	2.26%		1.78%		1.94%		57%[c]
10/31/2017	$—	$9.42	3.02%	$0.0	2.56%		1.81%		1.38%		73%[c]
10/31/2016	$—	$9.18	(0.34)%	$0.0	2.40%		1.78%		1.86%		50%[c]
10/31/2015	$—	$9.38	(3.36)%	$0.2	2.50%		1.87%		1.96%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.09%*	$1.0	3.56	%‡**	1.93	%‡**	1.84	%‡**	118%*
Class R6
10/31/2018	$—	$9.31	1.31%[b]	$54.3	0.99%		0.60%		3.12%		57%[c]
10/31/2017	$—	$9.42	4.12%	$52.8	1.26%		0.62%		2.57%		73%[c]
10/31/2016	$—	$9.19	0.97%	$49.7	1.13%		0.59%		2.66%		50%[c]
10/31/2015	$—	$9.38	(2.21)%	$0.2	1.32%		0.70%		3.19%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.92%*	$7.1	2.18	%‡**	0.77	%‡**	3.00	%‡**	118%*

Notes to Financial Highlights

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds did not receive the Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements.

@  Calculated based on the average number of shares outstanding during each fiscal period.

**  Annualized.

*  Not annualized.

^  The date investment operations commenced.

‡  Organization expense and/or proxy-related expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

Year Ended October 31, 2017
High Income Class R3	1.35%

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2018 for Municipal Impact (Class A and Class C).

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended October 31, 2018. The class action proceeds received in 2017, 2016 and 2015 had no impact on the Fund's total returns for the years ended October 31, 2017, 2016 and 2015, respectively.

c  The portfolio turnover rates including mortgage dollar roll transactions were 224%, 269%, 222%, 240% and 307% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively, for Core Bond, 287% and 104% for the year ended October 31, 2018 and for the period ended October 31, 2017, respectively for Core Plus, 345%, 352%, 363%, 357% and 365% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively, for Strategic Income and 77%, 88%, 65% and 86% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively, for Unconstrained Bond.

d  The voluntary contribution received in 2014 had no impact on the Funds' total returns for the year ended October 31, 2014.

e  The voluntary contribution received in 2015 had no impact on the Fund's total returns for the year ended October 31, 2015.

Notes to Financial Highlights (cont'd)

f  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets
	Year Ended October 31, 2017
High Income Bond Investor Class	0.84%	5.34%
High Income Bond Institutional Class	0.70%	5.49%
High Income Bond Class A	1.14%	5.05%
High Income Bond Class C	1.81%	4.38%
High Income Bond Class R3	1.37%	4.81%
High Income Bond Class R6	0.61%	5.56%
Municipal Impact Institutional Class	0.92%	2.23%

g  The Custodian Out-of-Pocket Expenses Refunded listed in Note G of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund and the Board of Trustees of Neuberger Berman Income Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund, and Neuberger Berman Unconstrained Bond Fund (collectively referred to as the "Funds"), six of the series constituting Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2018 and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (six of the series constituting Neuberger Berman Income Funds) at October 31, 2018, the results of their operations, the changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Fund constituting Neuberger Berman Income Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Neuberger Berman Emerging Markets Debt Fund
Neuberger Berman High Income
Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic
Income Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Neuberger Berman Unconstrained Bond Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the four years in the period ended October 31, 2018 and the period from February 13, 2014 (commencement of operations) through October 31, 2014

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 26, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Neuberger Berman Income Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal Impact Fund (formerly Neuberger Berman New York Municipal Income Fund), Neuberger Berman Short Duration High Income Fund, Neuberger Berman Municipal High Income Fund, and Neuberger Berman Core Plus Fund (the "Funds"), each a series of Neuberger Berman Income Funds (the "Trust"), including the schedule of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman Core Plus Fund, for the year then ended and for the period July 18, 2017 to October 31, 2017), and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman Municipal High Income Fund, for each of the three years in the period then ended and for the period June 22, 2015 to October 31, 2015, and with respect to Neuberger Berman Core Plus Fund, for the year then ended and for the period July 18, 2017 to October 31, 2017), and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for periods stated above, and their financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
December 21, 2018

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 21989
Kansas City, MO 64105-1407

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class and Institutional Class Shareholders Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Commentator, NBC News, since 2015; Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Utilidata Inc., since 2015; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation USA, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President — Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance — Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 — 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Income Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreements") with respect to each series (each a "Fund") and the sub-advisory agreements between Management and Neuberger Berman Europe Limited ("NBEL") (the "Sub-Advisory Agreements" and collectively with the Management Agreements, the "Agreements") with respect to Neuberger Berman Emerging Markets Debt Fund and Neuberger Berman Unconstrained Bond Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBEL have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management, NBEL, and their affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and NBEL.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, and whether the Agreements were in the best interests of each Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund's investment management and sub-advisory agreements separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and NBEL who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's and NBEL's policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Funds' investments and those of other funds or accounts managed by Management or NBEL. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management and NBEL, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management and NBEL to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBEL in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and NBEL in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of those Funds that the Board identified as having underperformed their benchmark indices, industry peer groups, and/or a broader universe of funds to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of each Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared each Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund's total expenses to the median of the total expenses of that Fund's peer group. Where a Fund's management fee or total expenses were higher than the peer group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee or total expenses. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates, including NBEL, by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of estimated profitability, if any, on each Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund's assets decline. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The broader universes of funds referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for a Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

•  Neuberger Berman Core Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 10-year periods and lower for the 5-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1- and 5-year periods, the second quintile for the 3-year period, and the first quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee net of fees waived by Management ranked in the third quintile, and total expenses ranked in the second quintile.

•  Neuberger Berman Core Plus Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher since inception; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile since inception. The Fund's Institutional Class was launched in July 2017 and therefore does not have 1-, 3-, 5-, or 10-year performance as of December 31, 2017. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee ranked in the third quintile, and total expenses ranked in the first quintile.

•  Neuberger Berman Emerging Markets Debt Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period and the fourth quintile for the 3-year period. The Fund was launched in 2013 and therefore does not have 5- or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the second quintile.

•  Neuberger Berman Floating Rate Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, and 5-year periods. The Fund was launched in 2009 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the second quintile, and total expenses ranked in the second quintile. The Board also met with a member of the portfolio management team in September 2017 to discuss the Fund's performance.

•  Neuberger Berman High Income Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 3-year periods and the third quintile for the 5-year period. The Fund's Institutional Class was launched in 2009 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee ranked in the fifth quintile, and total expenses ranked in the third quintile. In determining to renew the Management Agreement, the Board took into account Management's representations regarding the effect that the composition of the Fund's Performance Universe had on the Fund's performance relative to its peers due to, among other matters, the Fund's positioning in the higher quality portion of the high income bond market, which positioning also affected its performance versus its benchmark. In addition, the Board met with the Fund's portfolio managers in September 2017 to discuss the Fund's performance and positioning in the market. The Board also noted that Management recently added a new portfolio manager to the Fund. The Board also considered Management's representations regarding the relatively small spread between the Fund's contractual management fee and the median of its Expense Group and the competitiveness of its relative total expenses.

•  Neuberger Berman Municipal High Income Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period. The Fund was launched in 2015 and therefore does not have 3-, 5-, or 10-year performance as of December 31, 2017. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the first quintile.

•  Neuberger Berman Municipal Intermediate Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1- and 3-year periods and higher for the 5-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1- and 3-year periods and the second quintile for the 5-year period. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee net of fees waived by Management ranked in the third quintile, and total expenses ranked in the fourth quintile. The Board also took into account that Management reduced the Fund's contractual management fee and expense limit in 2018.

•  Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York Municipal Income Fund) (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period and the second quintile for the 3-year period. The Board noted that the benchmark is a nationwide index of municipal securities and that the Fund's relative performance may have been affected by the way in which the market for New York municipal securities performed versus the nationwide average. NBIA assumed the management of the Fund in 2013; therefore, the Fund does not have does not have 5- or 10-year performance as of December 31, 2017 under Management's management. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the first quintile, the actual management fee ranked in the second quintile, and total expenses ranked in the fifth quintile. The Board took into account that the Fund adopted a new investment strategy on May 1, 2018, and did not have Fund performance data reflecting the Fund's new strategy. It also noted that the management fee was substantially reduced at the time the new investment strategy was adopted which is not reflected in the fee and expense comparisons discussed herein.

•  Neuberger Berman Short Duration Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fifth quintile for the 1-year period and fourth quintile for the 3- and 5-year periods. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the fourth quintile. In determining to renew the Management Agreement, the Board took into account Management's representations regarding the effect that the composition of the Fund's Performance Universe had on the Fund's performance relative to its peers due to, among other matters, the Fund's positioning in the higher quality portion of the bond market. The Board also took into account that Management reduced the Fund's contractual management fee and expense limit in 2018. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2018.

•  Neuberger Berman Short Duration High Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fifth quintile for the 1-, 3-, and 5-year periods. The Fund was launched in 2012 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the third quintile. In determining to renew the Management Agreement, the Board took into account Management's representations regarding the effect that the composition of the Fund's Performance Universe had on the Fund's performance relative to its peers due to, among other matters, the Fund's positioning in the higher quality portion of the high income bond market. It also noted that Management recently added a new portfolio manager to the Fund. The Board also met with a member of the portfolio management team in September 2017 to discuss the Fund's performance. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3-year period, meaning that per unit of risk taken versus the benchmark, the Fund achieved a higher level of return than the median of its Performance Universe for that period.

•  Neuberger Berman Strategic Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period, the third quintile for the 3- and 5-year periods, and the first quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the second quintile, and total expenses ranked in the second quintile.

•  Neuberger Berman Unconstrained Bond Fund (Institutional Class) — The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period and the fifth quintile for the 3-year period. The Fund was launched in 2014 and therefore does not have 5- or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the first quintile.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBEL could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that the Board retained confidence in Management's and NBEL's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Notice to Shareholders

For the fiscal period ended October 31, 2018 the percentages representing the portion of distributions from net investment income that is exempt from federal tax, other than alternative minimum tax are as follows:

Municipal High Income	99.91%
Municipal Impact	99.99%
Municipal Intermediate Bond	100.00%

For the fiscal period ended October 31, 2018, the maximum amount of ordinary income distribution that is designated as qualified interest income, pursuant to the American Jobs Creation Act of 2004, is as follows:

	Ordinary Income	Short-Term Capital Gains
Core Bond	$12,271,945	$—
Core Plus	300,646	—
Floating Rate Income	16,741,562	—
High Income	122,351,932	—
Strategic Income	96,308,633	—

In January 2019, you will receive information to be used in filing your 2018 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2018. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Municipal Impact and Municipal Intermediate Bond designate $98,554 and $778,494, respectively, as a capital gain distribution.

Report of Votes of Shareholders

A special meeting of shareholders of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York Municipal Income Fund) (the "Fund"), a series of Neuberger Berman Income Funds, was held on June 13, 2018. Shareholders voted on the following matter:

Proposal—To approve a change to the Fund's fundamental policy to no longer require that the Fund invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes, to add that the Fund may invest in other investments that provide investment exposure to securities of municipal issuers that provide interest income that is exempt from federal income tax, and to add that the phrase "net assets" in the fundamental policy includes any borrowings for investment purposes.

	Votes For	Votes Against	Abstentions	Broker Non-Votes	Total
Number of shares	1,209,051	384,480	101,863	—	1,695,394

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which you can obtain by calling 1.877.628.2583. An investor should consider a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0648 12/18

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund.  Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund commenced operations on September 27, 2013, February 1, 1992, July 9, 1987, June 9, 1986, July 11, 2003, and February 13, 2014, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund, Neuberger Berman Core Plus Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Short Duration High Income Fund.  Neuberger Berman Core Bond Fund, Neuberger Berman Core Plus Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Short Duration High Income Fund commenced operations on October 1, 1995, July 18, 2017, December 29, 2009, June 22, 2015, March 11, 2013, and September 28, 2012, respectively.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $317,020 and $317,020 for the fiscal years ended 2017 and 2018, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $163,020 and $169,900 for the fiscal years ended 2017 and 2018, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $69,000 and $67,500 for the fiscal years ended 2017 and 2018, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $29,155 and $36,120 for the fiscal years ended 2017 and 2018, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit

Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $69,000 and $67,500 for the fiscal years ended 2017 and 2018, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s applicable annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 3, 2019

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 3, 2019